        AMENDED AND RESTATED COMBINED STATEMENT OF ADDITIONAL INFORMATION
                          FOR THE HARTFORD MUTUAL FUNDS

        CLASS A, CLASS B, CLASS C, CLASS I, CLASS R3, CLASS R4, CLASS R5
                               AND CLASS Y SHARES

                         THE HARTFORD MUTUAL FUNDS, INC.

                           THE HARTFORD ADVISERS FUND
                        THE HARTFORD BALANCED INCOME FUND
                     THE HARTFORD CAPITAL APPRECIATION FUND
                    THE HARTFORD CAPITAL APPRECIATION II FUND
                      THE HARTFORD CHECKS AND BALANCES FUND
                      THE HARTFORD DISCIPLINED EQUITY FUND
                      THE HARTFORD DIVIDEND AND GROWTH FUND
                         THE HARTFORD EQUITY INCOME FUND
                         THE HARTFORD FLOATING RATE FUND
     THE HARTFORD FUNDAMENTAL GROWTH FUND (formerly The Hartford Focus Fund)
                     THE HARTFORD GLOBAL COMMUNICATIONS FUND
                         THE HARTFORD GLOBAL EQUITY FUND
                   THE HARTFORD GLOBAL FINANCIAL SERVICES FUND
   THE HARTFORD GLOBAL GROWTH FUND (formerly The Hartford Global Leaders Fund)
                         THE HARTFORD GLOBAL HEALTH FUND
                       THE HARTFORD GLOBAL TECHNOLOGY FUND
                          THE HARTFORD HIGH YIELD FUND
                   THE HARTFORD HIGH YIELD MUNICIPAL BOND FUND
                            THE HARTFORD INCOME FUND
                        THE HARTFORD INFLATION PLUS FUND
  THE HARTFORD INTERNATIONAL GROWTH FUND (formerly The Hartford International
                           Capital Appreciation Fund)
                  THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND
                  THE HARTFORD INTERNATIONAL SMALL COMPANY FUND
                        THE HARTFORD LARGECAP GROWTH FUND
                            THE HARTFORD MIDCAP FUND
  THE HARTFORD MIDCAP GROWTH FUND (formerly The Hartford Select MidCap Growth
                                     Fund)
                         THE HARTFORD MIDCAP VALUE FUND
                         THE HARTFORD MONEY MARKET FUND
                      THE HARTFORD SELECT MIDCAP VALUE FUND
                     THE HARTFORD SELECT SMALLCAP VALUE FUND
                        THE HARTFORD SHORT DURATION FUND
                         THE HARTFORD SMALL COMPANY FUND
                       THE HARTFORD STRATEGIC INCOME FUND
                             THE HARTFORD STOCK FUND
                      THE HARTFORD TAX-FREE CALIFORNIA FUND
                       THE HARTFORD TAX-FREE NEW YORK FUND
                       THE HARTFORD TOTAL RETURN BOND FUND
                             THE HARTFORD VALUE FUND
                       THE HARTFORD RETIREMENT INCOME FUND
                    THE HARTFORD TARGET RETIREMENT 2010 FUND
                    THE HARTFORD TARGET RETIREMENT 2015 FUND
                    THE HARTFORD TARGET RETIREMENT 2020 FUND
                    THE HARTFORD TARGET RETIREMENT 2025 FUND
                    THE HARTFORD TARGET RETIREMENT 2030 FUND
                    THE HARTFORD TARGET RETIREMENT 2035 FUND
                    THE HARTFORD TARGET RETIREMENT 2040 FUND
                    THE HARTFORD TARGET RETIREMENT 2045 FUND
                    THE HARTFORD TARGET RETIREMENT 2050 FUND

                   THE HARTFORD EQUITY GROWTH ALLOCATION FUND
                       THE HARTFORD GROWTH ALLOCATION FUND
                      THE HARTFORD BALANCED ALLOCATION FUND
                    THE HARTFORD CONSERVATIVE ALLOCATION FUND
                       THE HARTFORD INCOME ALLOCATION FUND

                  CLASS A, CLASS B, CLASS C, CLASS I, CLASS L,

                CLASS R3, CLASS R4, CLASS R5, AND CLASS Y SHARES

                       THE HARTFORD MUTUAL FUNDS II, INC.

                            THE HARTFORD GROWTH FUND
                     THE HARTFORD GROWTH OPPORTUNITIES FUND
                        THE HARTFORD SMALLCAP GROWTH FUND
                      THE HARTFORD TAX-FREE MINNESOTA FUND
                       THE HARTFORD TAX-FREE NATIONAL FUND
                  THE HARTFORD U.S. GOVERNMENT SECURITIES FUND
                      THE HARTFORD VALUE OPPORTUNITIES FUND

                                 P.O. Box 64387
                             St. Paul, MN 55164-0387

This combined Statement of Additional Information ("SAI") is not a prospectus but should be read in conjunction with the corresponding prospectus for the relevant Fund (as hereinafter defined) and class thereof. The Funds' audited financial statements as of October 31, 2007 appearing in the Companies' (as hereinafter defined) Annual Reports to Shareholders are incorporated herein by reference. A free copy of each Annual/Semi-Annual Report and each prospectus is available on the Funds' website at www.hartfordinvestor.com, upon request by writing to: The Hartford Mutual Funds, P. O. Box 64387, St. Paul, MN 55164-0387 or by calling 1-888-843-7824.

Class Y shares for each of The Hartford Tax-Free California Fund and The Hartford Tax-Free New York Fund are not currently available.

Date of Prospectuses: March 1, 2008 (for Classes A, B, and C shares), March 1, 2008 (for Class I shares), March 1, 2008 (for Class L shares), March 1, 2008 (for Class Y shares), March 1, 2008 (for Classes R3, R4, R5 and Y shares), May 30, 2008 (for Class I shares of International Opportunities Fund and Stock
Fund), August 29, 2008 (for Class R3, R4 and R5 shares of Checks and Balances
Fund) and October 31, 2008 (for Class R3, R4 and R5 shares of Target Retirement 2015 Fund, Target Retirement 2025 Fund, Target Retirement 2035 Fund, Target Retirement 2040 Fund, Target Retirement 2045 Fund and Target Retirement 2050
Fund)

Date of Statement of Additional Information: October 31, 2008

TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
GENERAL INFORMATION......................................................      4
INVESTMENT OBJECTIVES AND POLICIES.......................................      7
FUND MANAGEMENT..........................................................     42
INVESTMENT MANAGEMENT ARRANGEMENTS.......................................     88
PORTFOLIO MANAGERS.......................................................    111
PORTFOLIO TRANSACTIONS AND BROKERAGE.....................................    129
FUND EXPENSES............................................................    140
DISTRIBUTION ARRANGEMENTS................................................    141
PURCHASE AND REDEMPTION OF SHARES........................................    149
ACCOUNT CLOSINGS ........................................................    153
DETERMINATION OF NET ASSET VALUE.........................................    153
CAPITALIZATION AND VOTING RIGHTS.........................................    154
TAXES....................................................................    155
PRINCIPAL UNDERWRITER....................................................    162
CUSTODIAN................................................................    162
TRANSFER AGENT...........................................................    162
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM............................    162
OTHER INFORMATION........................................................    163
CODE OF ETHICS...........................................................    163
PROXY VOTING POLICIES AND PROCEDURES.....................................    165
FINANCIAL STATEMENTS.....................................................    164
APPENDIX A...............................................................    198
APPENDIX B...............................................................    217

                               GENERAL INFORMATION

     The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (each a "Company" and together, the "Companies") are open-end management investment companies consisting of 55 and seven separate investment portfolios or mutual funds (each, a "Fund" and together, the "Funds"), respectively. This SAI relates to all of the Funds listed on the front cover page. The Hartford Mutual Funds, Inc. was organized as a Maryland corporation on March 21, 1996. The Hartford Mutual Funds II, Inc. was organized as a Maryland corporation on March 23, 2001 and acquired the assets of each of its series by virtue of a reorganization effected November 30, 2001. Prior to the reorganization, SmallCap Growth Fund (formerly Fortis Capital Appreciation Portfolio) was a series of Fortis Advantage Portfolios, Inc., a Minnesota corporation, Growth Opportunities Fund (formerly Fortis Growth Fund) was a series of Fortis Growth Fund, Inc., a Minnesota corporation, Value Opportunities Fund and Growth Fund (formerly Fortis Value Fund and Fortis Capital Fund, respectively) were each a series of Fortis Equity Portfolios, Inc., a Minnesota corporation, Tax-Free Minnesota Fund and Tax-Free National Fund (formerly Fortis Tax-Free Minnesota Portfolio and Fortis Tax-Free National Portfolio, respectively) were each a series of Fortis Tax-Free Portfolios, Inc., a Minnesota corporation, and U.S. Government Securities Fund (formerly Fortis U.S. Government Securities Fund) was a series of Fortis Income Portfolios, Inc., a Minnesota corporation.

     The Companies issue separate series of shares of stock for each Fund representing a fractional undivided interest in that Fund. With the exception of Equity Growth Allocation Fund, Growth Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund and Income Allocation Fund (together, the "Asset Allocation Funds"), Checks and Balances Fund and High Yield Municipal Bond Fund, which do not offer Class Y shares, and Target Retirement 2015 Fund, Target Retirement 2025 Fund, Target Retirement 2035 Fund, Target Retirement 2040 Fund, Target Retirement 2045 Fund, Target Retirement 2050 Fund, which do not offer Class A shares, Class B shares, Class C shares or Class Y shares, each series of The Hartford Mutual Funds, Inc. (the "Hartford Funds") issues shares in four different classes: Class A, Class B, Class C and Class Y. Class I shares are offered to advisory fee-based wrap programs for Capital Appreciation Fund, Capital Appreciation II Fund, Checks and Balances Fund, Dividend and Growth Fund, Equity Income Fund, Floating Rate Fund, Global Equity Fund, Global Health Fund, Growth Fund, Growth Opportunities Fund, High Yield Fund, High Yield Municipal Bond Fund, Inflation Plus Fund, International Growth Fund, International Opportunities Fund, International Small Company Fund, Small Company Fund, SmallCap Growth Fund, Stock Fund, Strategic Income Fund, Tax-Free National Fund, Total Return Bond Fund, Value Fund, Value Opportunities Fund and each of the Asset Allocation Funds.

     Class R3, Class R4 and Class R5 shares (collectively, "Class R shares"), are only available to qualified 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans. Currently, the following Hartford Funds offer Class R shares: Advisers Fund, Capital Appreciation Fund, Capital Appreciation II Fund, Checks and Balances Fund, Disciplined Equity Fund, Dividend & Growth Fund, Equity Income Fund, Floating Rate Fund, Global Equity Fund, Global Growth Fund, Global Health Fund, High Yield Fund, Inflation Plus Fund, International Growth Fund, International Opportunities Fund, Money Market Fund, Retirement Income Fund, Small Company Fund, Stock Fund, Total Return Bond Fund, Target Retirement 2010 Fund, Target Retirement 2015 Fund, Target Retirement 2020 Fund, Target Retirement 2025 Fund, Target Retirement 2030 Fund, Target Retirement 2035 Fund, Target Retirement 2040 Fund, Target Retirement 2045 Fund, Target Retirement 2050 Fund and the Asset Allocation Funds.

     The Asset Allocation Funds each issue shares in seven classes: Class A, Class B, Class C, Class I, Class R3, Class R4 and Class R5. The Asset Allocation Funds, Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2015 Fund, Target Retirement 2020 Fund, Target Retirement 2025 Fund, Target Retirement 2030 Fund, Target Retirement 2035 Fund, Target Retirement 2040 Fund, Target Retirement 2045 Fund and Target Retirement 2050 Fund (together, the "Target Retirement Funds") and Checks and Balances Fund are referred to as "funds of funds." Each fund of funds is a diversified fund, and each diversifies its assets by investing, at present, in the Class Y shares of several other Hartford Mutual Funds (as identified below under sub-heading "E. Investment Objectives of the Funds of Funds," the "Underlying Funds"). Each series of The Hartford Mutual Funds II, Inc. (the "Hartford II Funds") issues shares in up to nine classes: Class A, Class B, Class C, Class I, Class L, Class R3, Class R4, Class R5 and Class Y. Currently, the following Hartford II Funds offer Class R shares: Growth Fund, Growth Opportunities Fund, SmallCap Growth Fund and Value Opportunities Fund.

     Class L shares are offered through a separate prospectus describing those classes. Class A, Class B and C shares are offered through one prospectus describing those classes, Class I shares are offered through another prospectus describing that class, while Class R3, R4, R5 and Y shares are offered through another prospectus describing those classes. This SAI relates to Class A, B, C, I, L, R3, R4, R5 and Y shares.

     Class Y shares for each of Tax-Free California Fund and Tax-Free New York Fund are not currently available. As of August 16, 2004, MidCap Fund no longer offers Class A, B and C shares except as follows. MidCap Fund will continue to offer and sell shares to investors who participate in wrap-fee or similar programs in connection with certain investment platforms. Currently, the wrap-fee programs that qualify are those with Strategic Advisors, Inc. (that are cleared through National Financial Services), the Raymond James Freedom Wrap Account, and the A.G. Edwards Professional Fund Advisor (PFA) Wrap Account. MidCap Fund will continue to offer and sell shares: (1) through ACH and other similar systematic, investment facilities to investors who established plans to invest through such facilities prior to August 16, 2004, (2) for reinvestment of capital gains distributions and income dividends, and (3) to certain qualified retirement plans that included MidCap Fund as an investment option prior to August 16, 2004. As of March 1, 2008, MidCap Fund will no longer offer Class Y shares to new investments except as follows. The Fund will continue to offer and sell shares
(1) for accounts established prior to March 1, 2008; (2) for reinvestment of capital gains distributions and income dividends; (3) as an underlying investment of the SMART529 College Savings Plan; and (4) as an underlying investment of a Hartford sponsored mutual fund-of-funds.

     As of August 16, 2004, MidCap Value Fund no longer offers Class A, B and C shares except as follows. MidCap Value Fund will continue to offer and sell shares: (1) through ACH and other similar systematic investment facilities to investors who established plans to invest through such facilities prior to August 16, 2004 and (2) for reinvestment of capital gains distributions and income dividends. As of March 1, 2008, MidCap Value Fund will no longer offer Class Y shares to new investments except as follows. The Fund will continue to offer and sell shares (1) for accounts established prior to March 1, 2008; (2) for reinvestment of capital gains distributions and income dividends; (3) as an underlying investment of the SMART529 College Savings Plan; and (4) as an underlying investment of a Hartford sponsored mutual fund-of-funds.

     On August 6, 2008, the Board of Directors of The Hartford Mutual Funds, Inc. approved a Form of Agreement and Plan of Reorganization that provides for the reorganization of Retirement Income Fund into Conservative Allocation Fund ("Reorganization"). Effective as of the close of business on September 30, 2008, pending the Reorganization, Classes A, B, C, Y, R3, R4, and R5 of Retirement Income Fund will be closed to all new investments. Effective as of the close of business on August 15, 2008, pending the Reorganization, Class Y of Retirement Income Fund will be closed to all new accounts.

     Effective May 1, 2008, unless an investor has already established an account individuals are no longer eligible to invest in Class Y shares. Individual investors who have established an account prior to March 1, 2008 are eligible to add to their accounts. Additionally, advisor-sold donor advised fund business is not eligible for Class Y. Advisor-sold donor funds are defined as donor advised fund investments which have been place with Hartford through an introducing broker/dealer and do not include investments placed directly with Hartford from donor advised funds.

     Each Fund, except Floating Rate Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Technology Fund, High Yield Municipal Bond Fund, Inflation Plus Fund, Tax-Free California Fund and Tax-Free New York Fund, is a diversified fund. Floating Rate Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Technology Fund, High Yield Municipal Bond Fund, Inflation Plus Fund, Tax-Free California Fund and Tax-Free New York Fund are non-diversified funds.

     Hartford Investment Financial Services, LLC ("HIFSCO") is the investment manager and principal underwriter to each Fund. HIFSCO is an indirect wholly-owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut financial services company with over $416.3 billion in assets as of June 30, 2008. In addition, Wellington Management Company LLP ("Wellington Management"), Hartford Investment Management Company ("Hartford Investment Management"), Kayne Anderson Rudnick Investment Management, LLC ("KAR"), Metropolitan West Capital Management, LLC ("MetWest Capital") and SSgA Funds Management, Inc. ("SSgA FM") are sub-advisers to certain Funds and provide the day-to-day investment management of such Funds (each a "sub-adviser" and collectively, the "sub-advisers"). Hartford Investment Management is a wholly-owned subsidiary of The Hartford.

     The commencement of operations date for each Fund is indicated below:

Advisers Fund                                             July 22, 1996
Balanced Income Fund                                      July 31, 2006
Capital Appreciation Fund                                 July 31, 1996
Capital Appreciation II Fund                              April 29, 2005
Checks and Balances Fund                                  May 31, 2007
Disciplined Equity Fund                                   April 30, 1998
Dividend and Growth Fund                                  July 22, 1996
Equity Income Fund                                        August 28, 2003

Floating Rate Fund                                        April 29, 2005
Fundamental Growth Fund (formerly Focus Fund)             May 24, 2001
Global Communications Fund                                October 31, 2000
Global Equity Fund                                        March 1, 2008
Global Financial Services Fund                            October 31, 2000
Global Growth Fund (formerly Global Leaders Fund)         September 30, 1998
Global Health Fund                                        May 1, 2000
Global Technology Fund                                    May 1, 2000
Growth Fund*                                              June 8, 1949
Growth Opportunities Fund*                                March 31, 1963
High Yield Fund                                           September 30, 1998
High Yield Municipal Bond Fund                            May 31, 2007
Income Fund                                               October 31, 2002
Inflation Plus Fund                                       October 31, 2002
International Growth Fund (formerly International
   Capital Appreciation Fund)                             April 30, 2001
International Opportunities Fund                          July 22, 1996
International Small Company Fund                          April 30, 2001
LargeCap Growth Fund                                      November 30, 2006
MidCap Fund                                               December 31, 1997
MidCap Growth Fund (formerly Select MidCap Growth Fund)   January 1, 2005
MidCap Value Fund                                         April 30, 2001
Money Market Fund                                         July 22, 1996
Select MidCap Value Fund                                  April 29, 2005
Select SmallCap Value Fund                                July 31, 2006
Short Duration Fund                                       October 31, 2002
Small Company Fund                                        July 22, 1996
SmallCap Growth Fund*                                     January 4, 1988
Stock Fund                                                July 22, 1996
Strategic Income Fund                                     May 31, 2007
Tax-Free California Fund                                  October 31, 2002
Tax-Free Minnesota Fund*                                  March 17, 1986
Tax-Free National Fund*                                   March 17, 1986
Tax-Free New York Fund                                    October 31, 2002
Total Return Bond Fund                                    July 22, 1996
U.S. Government Securities Fund*                          February 28, 1973
Value Fund                                                April 30, 2001
Value Opportunities Fund*                                 January 2, 1996
Equity Growth Allocation Fund                             May 28, 2004
Growth Allocation Fund                                    May 28, 2004
Balanced Allocation Fund                                  May 28, 2004
Conservative Allocation Fund                              May 28, 2004
Income Allocation Fund                                    May 28, 2004
Retirement Income Fund                                    September 30, 2005
Target Retirement 2010 Fund                               September 30, 2005
Target Retirement 2015 Fund                               October 31, 2008
Target Retirement 2020 Fund                               September 30, 2005
Target Retirement 2025 Fund                               October 31, 2008
Target Retirement 2030 Fund                               September 30, 2005
Target Retirement 2035 Fund                               October 31, 2008
Target Retirement 2040 Fund                               October 31, 2008
Target Retirement 2045 Fund                               October 31, 2008
Target Retirement 2050 Fund                               October 31, 2008

* Prior to their reorganization as a series of a Maryland corporation on November 30, 2001, these Funds were organized as either a Minnesota corporation or a portfolio of a Minnesota corporation, as stated above.

     The Hartford also sponsors a family of mutual funds that are primarily used as investment options for variable annuity contracts and variable life insurance contracts issued by Hartford Life Insurance Company ("Hartford Life") and its affiliates, for other insurance companies, and for certain retirement plans. HL Investment Advisors, LLC ("HL Advisors"), an affiliate of The Hartford, is the investment adviser to that family of funds.

                       INVESTMENT OBJECTIVES AND POLICIES

          With respect to percentage restrictions on investments described in this SAI or in any prospectus, except with respect to the limitations on borrowing from banks set forth below under "Fundamental Restrictions of the Funds," if such percentage restrictions are adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in values of securities or loans or amount of net assets is not a violation of any of such restrictions.

A. FUNDAMENTAL RESTRICTIONS OF THE FUNDS

          Each Fund has adopted the following fundamental investment restrictions which may not be changed without approval of a majority of the applicable Fund's outstanding voting securities. Under the Investment Company Act of 1940, as amended (the "1940 Act"), and as used in the prospectuses and this SAI, a "majority of the outstanding voting securities" means the approval of the lesser of (1) the holders of 67% or more of the outstanding shares of a Fund (or a class of the outstanding shares of a Fund) represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund (or class) are present in person or by proxy or (2) the holders of more than 50% of the outstanding shares of the Fund (or of the class).

          The investment objective and principal investment strategies of each Fund are set forth in their respective prospectuses. Set forth below are the fundamental investment restrictions and policies applicable to each Fund followed by the principal non-fundamental restrictions and policies applicable to each Fund.

          Each Fund:

          1. will not borrow money or issue any class of senior securities, except to the extent consistent with the 1940 Act, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority;

          2. (except for Balanced Allocation Fund, Checks and Balances Fund, Conservative Allocation Fund, Equity Growth Allocation Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Technology Fund, Growth Allocation Fund, Income Allocation Fund, Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2015 Fund, Target Retirement 2020 Fund, Target Retirement 2025 Fund, Target Retirement 2030 Fund, Target Retirement 2035 Fund, Target Retirement 2040 Fund, Target Retirement 2045 Fund and Target Retirement 2050 Fund) will not purchase the securities or loans of any issuer or borrower (other than securities or loans issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities or loans of companies whose principal business activities are in the same industry. Each of Equity Growth Allocation Fund, Balanced Allocation Fund, Checks and Balances Fund, Conservative Allocation Fund, Growth Allocation Fund, Income Allocation Fund, Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2015 Fund, Target Retirement 2020 Fund, Target Retirement 2025 Fund, Target Retirement 2030 Fund, Target Retirement 2035 Fund, Target Retirement 2040 Fund, Target Retirement 2045 Fund and Target Retirement 2050 Fund will not purchase the securities or loans of any issuer or borrower (other than securities or loans issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities or loans of companies whose principal business activities are in the same industry; except that the Fund may invest more than 25% of its assets in any one Underlying Fund. Global Communications Fund will normally invest at least 25% of its total assets, in the aggregate, in the following industries: telecommunication services and media. Global Financial Services Fund will normally invest at least 25% of its total assets, in the aggregate, in the following industries: banks, diversified financials, and insurance. Global Health Fund will normally invest at least 25% of its total assets, in the aggregate, in the following industries: pharmaceuticals and biotechnology, medical products, and health services. Global Technology Fund will normally invest at least 25% of its total assets, in the aggregate, in the following industries: technology hardware and equipment, software and computer services, electronics, communication equipment and technology-related commercial services and supplies. With respect to High Yield Municipal Bond Fund, Tax-Free California Fund, Tax-Free National Fund, Tax-Free New York Fund and Tax-Free Minnesota Fund, tax exempt securities are not subject to this limitation unless they are backed by the assets and revenues of non-governmental issuers; this limitation will not apply to tax exempt securities that have been refunded with U.S. government securities;

          3. will not make loans, except to the extent consistent with the 1940 Act, as amended, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority;

          4. will not act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under applicable laws;

          5. will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein; and

          6. will not purchase or sell commodities or commodities contracts, except that the Fund may purchase or sell financial futures contracts, options on financial futures contracts and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions or other financial transactions of any kind.

          In addition, under normal circumstances, Tax-Free California Fund will invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in municipal securities whose interest is exempt from federal income tax and California individual income tax.

          In addition, under normal circumstances, Tax-Free Minnesota Fund will invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in municipal securities whose interest is exempt from federal income tax and Minnesota individual income tax.

          In addition, under normal circumstances, Tax-Free National Fund and High Yield Municipal Bond Fund will invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in municipal securities whose interest is exempt from federal income tax.

          In addition, under normal circumstances, Tax-Free New York Fund will invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in municipal securities whose interest is exempt from federal income tax and New York State and New York City individual income tax.

          With respect to investment restriction number 2, in accordance with each fund of funds' investment program as set forth in the prospectus, a fund of funds may invest more than 25% of its assets in any one Underlying Fund. Each fund of funds treats the assets of the Underlying Funds in which it invests as its own for purposes of this restriction. Each of the Underlying Funds, except for Global Communications Fund, Global Health Fund, Global Financial Services Fund and Global Technology Fund, will not concentrate more than 25% of its total assets in any one industry.

          Notwithstanding the foregoing investment restrictions, the Underlying Funds in which the funds of funds may invest have adopted certain investment restrictions that may be more or less restrictive than those listed above, thereby permitting a fund of funds to engage indirectly in investment strategies that may be prohibited under the investment restrictions listed above. The investment restrictions of each Underlying Fund are set forth in this SAI.

          For each Fund, and except for the limitations on borrowing from banks, if the above percentage restrictions are adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in values of securities or amount of net assets is not a violation of any of the foregoing restrictions.

B. NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS

     The following restrictions are designated as non-fundamental and may be changed by the board of directors without the approval of shareholders.

     Each Fund may not:

          1. Pledge its assets other than to secure permitted borrowings or to secure investments permitted by the Fund's investment policies as set forth in its prospectus and SAI, as they may be amended from time to time, and applicable law.

          2. Purchase securities on margin except as to the extent permitted by applicable law.

          3. With the exception of Floating Rate Fund, purchase securities while outstanding borrowings exceed 5% of a Fund's total assets, except where the borrowing is for temporary or emergency purposes. Reverse repurchase agreements, dollar rolls, securities lending, other investments or transactions described in the Fund's registration statement are not deemed to be borrowings for purposes of this restriction.

          4. Make short sales of securities or maintain a short position, except to the extent permitted by the Fund's prospectus and SAI, as amended from time to time, and applicable law.

          5. Except for Inflation Plus Fund and Money Market Fund, invest more than 15% of the Fund's net assets in illiquid securities (10% for Inflation Plus Fund and Money Market Fund).

     For each Fund, if the above percentage restrictions are adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in values of securities or loans or amount of net assets is not a violation of any of the foregoing restrictions.

C. NON-FUNDAMENTAL TAX RESTRICTIONS OF THE FUNDS

     Each Fund must:

     1. Maintain its assets so that, at the close of each quarter of its taxable year,

          (a) at least 50 percent of the fair market value of its total assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities (including bank loans) limited in respect of any one issuer to no more than 5 percent of the fair market value of the Fund's total assets and 10 percent of the outstanding voting securities of such issuer,

          (b) no more than 25 percent of the fair market value of its total assets is invested in the securities (including bank loans) of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or of two or more issuers controlled by the Fund and engaged in the same, similar, or related trades or businesses, or of one or more qualified publicly traded partnerships.

     These tax-related limitations are subject to cure provisions under applicable tax laws and may be changed by the board of directors to the extent appropriate in light of changes to applicable tax law requirements.

D. CLASSIFICATION

          Each Fund, except Floating Rate Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Technology Fund, High Yield Municipal Bond Fund, Inflation Plus Fund, Tax-Free California Fund and Tax-Free New York Fund, has elected to be classified as a diversified series of an open-end management investment company. As a diversified fund, at least 75% of the value of each such Fund's total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. Government securities and other securities which, with respect to any one issuer, do not represent more than 5% of all of such Fund's assets nor more than 10% of the outstanding voting securities of such issuer. Floating Rate Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Technology Fund, High Yield Municipal Bond Fund, Inflation Plus Fund, Tax-Free California Fund and Tax-Free New York Fund each has elected to be classified as a non-diversified series of an open-end management investment company.

          A non-diversified fund, such as Floating Rate Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Technology Fund, High Yield Municipal Bond Fund, Inflation Plus Fund, Tax-Free California Fund and Tax-Free New York Fund, is not required to comply with the diversification rules of the 1940 Act. Because a non-diversified fund may invest in securities or loans of relatively few issuers or borrowers, it involves more risk than a diversified fund, since any factors affecting a given company could affect performance of the fund to a greater degree.

          A fund may not change its classification status from diversified to non-diversified without the prior approval of shareholders but may change its classification status from non-diversified to diversified without such approval.

E. INVESTMENT OBJECTIVES OF THE FUNDS OF FUNDS

     The funds of funds are professionally managed funds which allocate their assets in a combination of other Hartford Mutual Funds: domestic and international funds and fixed income funds (Underlying Funds), as well as Exchange-traded funds ("ETFs"). The funds of funds differ primarily due to their asset allocation among these fund types.

     The investment objectives of the funds of funds are as follows:

     CHECKS AND BALANCES FUND: the Fund seeks long-term capital appreciation and income. The Fund seeks its goal through investment in a combination of Hartford Mutual Funds ("Underlying Funds"): The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund and The Hartford Total Return Bond Fund.

     EQUITY GROWTH ALLOCATION FUND: the Fund seeks long-term capital appreciation. The Fund seeks its goal through investment in a combination of domestic and international equity funds.

     GROWTH ALLOCATION FUND: the Fund seeks long-term capital appreciation. The Fund seeks its goal through investment in a combination of domestic and international equity funds, and generally with a small portion of assets in fixed income funds.

     BALANCED ALLOCATION FUND: the Fund seeks long-term capital appreciation and income. The Fund seeks its goal through investment in a combination of domestic and international equity funds and fixed income funds.

     CONSERVATIVE ALLOCATION FUND: the Fund seeks current income and long-term capital appreciation. The Fund seeks its goal through investment in a combination of funds, primarily made up of fixed income funds, and generally with a smaller allocation to equity funds.

     INCOME ALLOCATION FUND: the Fund seeks current income and, as a secondary objective, capital preservation. The Fund seeks its goals through investment in a combination of fixed income funds.

     RETIREMENT INCOME FUND: the Fund seeks current income and secondarily capital preservation.

     TARGET RETIREMENT 2010 FUND: the Fund seeks to maximize total return and secondarily to seek capital preservation.

     TARGET RETIREMENT 2015 FUND: the Fund seeks to maximize total return and secondarily to seek capital preservation.

     TARGET RETIREMENT 2020 FUND: the Fund seeks to maximize total return and secondarily to seek capital preservation.

     TARGET RETIREMENT 2025 FUND: the Fund seeks to maximize total return and secondarily to seek capital preservation.

     TARGET RETIREMENT 2030 FUND: the Fund seeks to maximize total return and secondarily to seek capital preservation.

     TARGET RETIREMENT 2035 FUND: the Fund seeks to maximize total return and secondarily to seek capital preservation.

     TARGET RETIREMENT 2040 FUND: the Fund seeks to maximize total return and secondarily to seek capital preservation.

     TARGET RETIREMENT 2045 FUND: the Fund seeks to maximize total return and secondarily to seek capital preservation.

     TARGET RETIREMENT 2050 FUND: the Fund seeks to maximize total return and secondarily to seek capital preservation.

     Each fund of funds' investment performance and its ability to achieve its investment objective are directly related to the performance of the Underlying Funds and ETFs in which it invests. Because each fund of funds invests in the Underlying Funds, investors in each will be affected by the Underlying Funds' investment strategies in direct proportion to the amount of assets the fund of funds allocates to the Underlying Fund pursuing such strategies. The investment objectives and principal investment strategies of the Underlying Funds are described in the Funds' prospectuses. To request a copy of a prospectus, contact The Hartford Mutual Funds at 1-888-843-7824.

     From time-to-time, each fund of funds may invest a portion of its assets directly, rather than through an Underlying Fund, in equity and debt securities and other instruments. To the extent a fund of funds invests directly in such instruments, the fund of funds will be directly exposed to the risk associated with such instruments.

     With respect to the Checks and Balances Fund, HIFSCO makes equal allocations (one-third each) of its assets to Capital Appreciation Fund, Dividend and Growth Fund and Total Return Bond Fund. The fund's assets will be rebalanced back to one-third each as soon as reasonably practicable whenever the fund's investment in any single Underlying Fund deviates from the target allocation by more than 5%. The fund may add to or change the Underlying Funds in which the fund invests without the approval of shareholders.

     Hartford Investment Management allocates the assets of each of the Asset Allocation Funds among the Underlying Funds based upon a number of factors, including Hartford Investment Management's asset allocation strategies and the investment performance of each Underlying Fund. In making investment decisions for the Asset Allocation Funds, Hartford Investment Management will consider, among other factors, internally generated research. Because certain Underlying Funds are more profitable to Hartford Investment Management than others, Hartford Investment Management may have an incentive to allocate more of any such fund of funds' assets to more profitable Underlying Funds, and fewer assets to less profitable Underlying Funds. Hartford Investment Management does not, however, consider the profitability of the Underlying Funds in making investment decisions for the Asset Allocation Funds.

     The following is a list of the Underlying Funds in which the Asset Allocation Funds may invest. Hartford Investment Management may modify the asset allocation strategy for the Asset Allocation Funds and modify the selection of Underlying Funds for the Asset Allocation Funds or may invest in other Hartford Mutual Funds from time to time without shareholder approval if it believes that doing so would better enable the Asset Allocation Funds to pursue their investment goals.

                EQUITY GROWTH                                   GROWTH                                      BALANCED
               ALLOCATION FUND                              ALLOCATION FUND                             ALLOCATION FUND
               ---------------                              ---------------                             ---------------
DOMESTIC EQUITY FUNDS                        DOMESTIC EQUITY FUNDS                         DOMESTIC EQUITY FUNDS
The Hartford Advisers Fund                   The Hartford Advisers Fund                    The Hartford Advisers Fund
The Hartford Balanced Income Fund            The Hartford Balanced Income Fund             The Hartford Balanced Income Fund
The Hartford Capital Appreciation Fund       The Hartford Capital Appreciation Fund        The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund    The Hartford Capital Appreciation II Fund     The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund         The Hartford Disciplined Equity Fund          The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund        The Hartford Dividend and Growth Fund         The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund              The Hartford Equity Income Fund               The Hartford Equity Income Fund
The Hartford Fundamental Growth Fund         The Hartford Fundamental Growth Fund          The Hartford Fundamental Growth Fund
The Hartford Growth Fund                     The Hartford Growth Fund                      The Hartford Growth Fund
The Hartford Growth Opportunities Fund       The Hartford Growth Opportunities Fund        The Hartford Growth Opportunities Fund
The Hartford LargeCap Growth Fund            The Hartford LargeCap Growth Fund             The Hartford LargeCap Growth Fund
The Hartford MidCap Fund                     The Hartford MidCap Fund                      The Hartford MidCap Fund
The Hartford MidCap Growth Fund              The Hartford MidCap Growth Fund               The Hartford MidCap Growth Fund
The Hartford MidCap Value Fund               The Hartford MidCap Value Fund                The Hartford MidCap Value Fund
The Hartford Select MidCap Value Fund        The Hartford Select MidCap Value Fund         The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Value Fund      The Hartford Select SmallCap Value Fund       The Hartford Select SmallCap Value Fund
The Hartford Small Company Fund              The Hartford Small Company Fund               The Hartford Small Company Fund
The Hartford SmallCap Growth Fund            The Hartford SmallCap Growth Fund             The Hartford SmallCap Growth Fund
The Hartford Stock Fund                      The Hartford Stock Fund                       The Hartford Stock Fund
The Hartford Value Fund                      The Hartford Value Fund                       The Hartford Value Fund
The Hartford Value Opportunities Fund        The Hartford Value Opportunities Fund         The Hartford Value Opportunities Fund

GLOBAL INTERNATIONAL EQUITY FUNDS            GLOBAL INTERNATIONAL EQUITY FUNDS             GLOBAL INTERNATIONAL EQUITY FUNDS
The Hartford Global Communications Fund      The Hartford Global Communications Fund       The Hartford Global Communications Fund
The Hartford Global Equity Fund              The Hartford Global Equity Fund               The Hartford Global Equity Fund
The Hartford Global Financial Services Fund  The Hartford Global Financial Services Fund   The Hartford Global Financial Services
                                                                                           Fund
The Hartford Global Growth Fund              The Hartford Global Growth Fund               The Hartford Global Growth Fund
The Hartford Global Health Fund              The Hartford Global Health Fund               The Hartford Global Health Fund
The Hartford Global Technology Fund          The Hartford Global Technology Fund           The Hartford Global Technology Fund
The Hartford International Growth            The Hartford International Growth             The Hartford International Growth
The Hartford International Opportunities     The Hartford International Opportunities      The Hartford International Opportunities
Fund                                         Fund                                          Fund
The Hartford International Small Company     The Hartford International Small Company      The Hartford International Small Company
Fund                                         Fund                                          Fund

FIXED INCOME AND MONEY MARKET FUNDS          FIXED INCOME AND MONEY MARKET FUNDS           FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund              The Hartford Floating Rate Fund               The Hartford Floating Rate Fund
The Hartford Money Market Fund               The Hartford High Yield Fund                  The Hartford High Yield Fund
The Hartford Strategic Income Fund           The Hartford Income Fund                      The Hartford Income Fund
                                             The Hartford Inflation Plus Fund              The Hartford Inflation Plus Fund
                                             The Hartford Money Market Fund                The Hartford Money Market Fund
                                             The Hartford Short Duration Fund              The Hartford Short Duration Fund
                                             The Hartford Strategic Income Fund            The Hartford Strategic Income Fund
                                             The Hartford Total Return Bond Fund           The Hartford Total Return Bond Fund
                                             The Hartford U.S. Government Securities Fund  The Hartford U.S. Government Securities
                                                                                           Fund

                CONSERVATIVE                                    INCOME
              ALLOCATION FUND                               ALLOCATION FUND
              ---------------                               ---------------
DOMESTIC EQUITY FUNDS                        FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Advisers Fund                   The Hartford Floating Rate Fund
The Hartford Balanced Income Fund            The Hartford High Yield Fund
The Hartford Capital Appreciation Fund       The Hartford Income Fund
The Hartford Capital Appreciation II Fund    The Hartford Inflation Plus Fund
The Hartford Disciplined Equity Fund         The Hartford Money Market Fund
The Hartford Dividend and Growth Fund        The Hartford Short Duration Fund
The Hartford Equity Income Fund              The Hartford Strategic Income Fund
The Hartford Fundamental Growth Fund         The Hartford Total Return Bond Fund
The Hartford Growth Fund                     The Hartford U.S. Government Securities Fund
The Hartford Growth Opportunities Fund
The Hartford LargeCap Growth Fund
The Hartford MidCap Fund
The Hartford MidCap Growth Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Value Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

GLOBAL INTERNATIONAL EQUITY FUNDS
The Hartford Global Communications Fund
The Hartford Global Equity Fund
The Hartford Global Financial Services Fund
The Hartford Global Growth Fund
The Hartford Global Health Fund
The Hartford Global Technology Fund
The Hartford International Growth
The Hartford International Opportunities
Fund
The Hartford International Small Company
Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Strategic Income Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities
Fund


     The following is a list of the Underlying Funds in which the Asset Allocation Funds invested in as of December 31, 2007. Hartford Investment Management may modify the asset allocation strategy for the Asset Allocation Funds and modify the selection of Underlying Funds for the Asset Allocation Funds or may invest in other Hartford Mutual Funds from time to time without shareholder approval if it believes that doing so would better enable the Asset Allocation Funds to pursue their investment goals.


               EQUITY GROWTH                                    GROWTH                                      BALANCED
              ALLOCATION FUND                               ALLOCATION FUND                             ALLOCATION FUND
              ---------------                               ---------------                             ---------------
DOMESTIC EQUITY FUNDS                        DOMESTIC EQUITY FUNDS                         DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund       The Hartford Capital Appreciation Fund        The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund    The Hartford Capital Appreciation II Fund     The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund         The Hartford Disciplined Equity Fund          The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund        The Hartford Equity Income Fund               The Hartford Equity Income Fund
The Hartford Equity Income Fund              The Hartford Growth Opportunities Fund        The Hartford Select MidCap Value Fund

The Hartford Growth Opportunities Fund       The Hartford Select MidCap Value Fund         The Hartford Select SmallCap Value Fund
The Hartford Select MidCap Value Fund        The Hartford Select SmallCap Value Fund       The Hartford Small Company Fund
The Hartford Select SmallCap Value Fund      The Hartford Small Company Fund               The Hartford Value Fund
The Hartford Small Company Fund              The Hartford Stock Fund
The Hartford Stock Fund                      The Hartford Value Fund                       GLOBAL INTERNATIONAL EQUITY FUNDS
The Hartford Value Fund                                                                    The Hartford Global Growth Fund
                                             GLOBAL INTERNATIONAL EQUITY FUNDS             The Hartford International Opportunities
GLOBAL INTERNATIONAL EQUITY FUNDS            The Hartford Global Growth Fund               Fund
The Hartford Global Growth Fund              The Hartford International Opportunities      The Hartford International Small Company
The Hartford International Opportunities     Fund                                          Fund
Fund                                         The Hartford International Small Company
Hartford International Small Company Fund    Fund                                          FIXED INCOME FUNDS
                                                                                           The Hartford Floating Rate Fund
                                             FIXED INCOME FUNDS                            The Hartford Income Fund
                                             The Hartford Income Fund                      The Hartford Inflation Plus Fund
                                             The Hartford Inflation Plus Fund              The Hartford Short Duration Fund
                                             The Hartford Short Duration Fund              The Hartford Strategic Income Fund
                                             The Hartford Total Return Bond Fund           The Hartford Total Return Bond Fund



                CONSERVATIVE                                    INCOME
              ALLOCATION FUND                               ALLOCATION FUND
              ---------------                               ---------------
DOMESTIC EQUITY FUNDS                        FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Capital Appreciation Fund       The Hartford Floating Rate Fund
The Hartford Capital Appreciation II Fund    The Hartford High Yield Fund
The Hartford Disciplined Equity Fund         The Hartford Income Fund
The Hartford Equity Income Fund              The Hartford Inflation Plus Fund
The Hartford Select MidCap Value Fund        The Hartford Money Market Fund
The Hartford Select SmallCap Value Fund      The Hartford Short Duration Fund
The Hartford Small Company Fund              The Hartford Strategic Income Fund
                                             The Hartford Total Return Bond Fund
GLOBAL AND INTERNATIONAL FUNDS
The Hartford Global Growth Fund
The Hartford International Opportunities
Fund
The Hartford International Small Company
Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund


     Hartford Investment Management allocates the assets of each of the Target Retirement Funds among the Underlying Funds based upon a number of factors, including Hartford Investment Management's asset allocation strategies and the investment performance of each Underlying Fund. In making investment decisions for the Target Retirement Funds, Hartford Investment Management will consider, among other factors, internally generated research. Because certain Underlying Funds are more profitable to Hartford Investment Management than others, Hartford Investment Management may have an incentive to allocate more of the Target Retirement Funds' assets to more profitable Underlying Funds, and fewer assets to less profitable Underlying Funds. Hartford Investment Management does not, however, consider the profitability of the Underlying Funds in making investment decisions for the Target Retirement Funds.

     The following is a list of the Underlying Funds in which the Target Retirement Funds may invest. Hartford Investment Management may modify the asset allocation strategy for the Target Retirement Funds and modify the selection of Underlying Funds for the Target Retirement Funds or may invest in other Hartford Mutual Funds from time to time without shareholder approval if it believes that doing so would better enable the Target Retirement Funds to pursue their investment goals.

           RETIREMENT INCOME FUND                     TARGET RETIREMENT 2010 FUND                 TARGET RETIREMENT 2015 FUND
           ----------------------                     ---------------------------                 ---------------------------
DOMESTIC EQUITY FUNDS                        DOMESTIC EQUITY FUNDS                         DOMESTIC EQUITY FUNDS
The Hartford Advisers Fund                   The Hartford Advisers Fund                    The Hartford Advisers Fund
The Hartford Balanced Income Fund            The Hartford Balanced Income Fund             The Hartford Balanced Income Fund
The Hartford Capital Appreciation Fund       The Hartford Capital Appreciation Fund        The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund    The Hartford Capital Appreciation II Fund     The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund         The Hartford Disciplined Equity Fund          The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund        The Hartford Dividend and Growth Fund         The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund              The Hartford Equity Income Fund               The Hartford Equity Income Fund
The Hartford Fundamental Growth Fund         The Hartford Fundamental Growth Fund          The Hartford Fundamental Growth Fund
The Hartford Growth Fund                     The Hartford Growth Fund                      The Hartford Growth Fund
The Hartford Growth Opportunities            The Hartford Growth Opportunities             The Hartford Growth Opportunities
The Hartford LargeCap Fund                   The Hartford LargeCap Fund                    The Hartford LargeCap Fund
The Hartford MidCap Fund                     The Hartford MidCap Fund                      The Hartford MidCap Fund
The Hartford MidCap Growth Fund              The Hartford MidCap Growth Fund               The Hartford MidCap Growth Fund
The Hartford MidCap Value Fund               The Hartford MidCap Value Fund                The Hartford MidCap Value Fund
The Hartford Select MidCap Value Fund        The Hartford Select MidCap Value Fund         The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Value Fund      The Hartford Select SmallCap Value Fund       The Hartford Select SmallCap Value Fund
The Hartford Small Company Fund              The Hartford Small Company Fund               The Hartford Small Company Fund
The Hartford SmallCap Growth Fund            The Hartford SmallCap Growth Fund             The Hartford SmallCap Growth Fund
The Hartford Stock Fund                      The Hartford Stock Fund                       The Hartford Stock Fund
The Hartford Value Fund                      The Hartford Value Fund                       The Hartford Value Fund
The Hartford Value Opportunities Fund        The Hartford Value Opportunities Fund         The Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS        GLOBAL AND INTERNATIONAL EQUITY FUNDS         GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Communications Fund      The Hartford Global Communications Fund       The Hartford Global Communications Fund
The Hartford Global Equity Fund              The Hartford Global Equity Fund               The Hartford Global Equity Fund
The Hartford Global Financial Services Fund  The Hartford Global Financial Services Fund   The Hartford Global Financial Services
                                                                                           Fund
The Hartford Global Growth Fund              The Hartford Global Growth Fund               The Hartford Global Growth Fund
The Hartford Global Health Fund              The Hartford Global Health Fund               The Hartford Global Health Fund
The Hartford Global Technology Fund          The Hartford Global Technology Fund           The Hartford Global Technology Fund
The Hartford International Growth Fund       The Hartford International Growth Fund        The Hartford International Growth Fund
The Hartford International Opportunities     The Hartford International Opportunities      The Hartford International Opportunities
Fund                                         Fund                                          Fund
The Hartford International Small Company     The Hartford International Small Company      The Hartford International Small Company

FIXED INCOME AND MONEY MARKET FUNDS          FIXED INCOME AND MONEY MARKET FUNDS           FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund              The Hartford Floating Rate Fund               The Hartford Floating Rate Fund
The Hartford High Yield Fund                 The Hartford High Yield Fund                  The Hartford High Yield Fund
The Hartford Income Fund                     The Hartford Income Fund                      The Hartford Income Fund
The Hartford Inflation Plus Fund             The Hartford Inflation Plus Fund              The Hartford Inflation Plus Fund
The Hartford Money Market Fund               The Hartford Money Market Fund                The Hartford Money Market Fund
The Hartford Short Duration Fund             The Hartford Short Duration Fund              The Hartford Short Duration Fund
The Hartford Strategic Income Fund           The Hartford Strategic Income Fund            The Hartford Strategic Income Fund
The Hartford Total Return Bond Fund          The Hartford Total Return Bond Fund           The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities      The Hartford U.S. Government Securities       The Hartford U.S. Government Securities
Fund                                         Fund                                          Fund



        TARGET RETIREMENT 2020 FUND                   TARGET RETIREMENT 2025 FUND                 TARGET RETIREMENT 2030 FUND
        ---------------------------                   ---------------------------                 ---------------------------
DOMESTIC EQUITY FUNDS                        DOMESTIC EQUITY FUNDS                         DOMESTIC EQUITY FUNDS
The Hartford Advisers Fund                   The Hartford Advisers Fund                    The Hartford Advisers Fund
The Hartford Balanced Income Fund            The Hartford Balanced Income Fund             The Hartford Balanced Income Fund
The Hartford Capital Appreciation Fund       The Hartford Capital Appreciation Fund        The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund    The Hartford Capital Appreciation II Fund     The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund         The Hartford Disciplined Equity Fund          The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund        The Hartford Dividend and Growth Fund         The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund              The Hartford Equity Income Fund               The Hartford Equity Income Fund
The Hartford Fundamental Growth Fund         The Hartford Fundamental Growth Fund          The Hartford Fundamental Growth Fund
The Hartford Growth Fund                     The Hartford Growth Fund                      The Hartford Growth Fund

The Hartford Growth Opportunities            The Hartford Growth Opportunities             The Hartford Growth Opportunities
The Hartford LargeCap Fund                   The Hartford LargeCap Fund                    The Hartford LargeCap Fund
The Hartford MidCap Fund                     The Hartford MidCap Fund                      The Hartford MidCap Fund
The Hartford MidCap Growth Fund              The Hartford MidCap Growth Fund               The Hartford MidCap Growth Fund
The Hartford MidCap Value Fund               The Hartford MidCap Value Fund                The Hartford MidCap Value Fund
The Hartford Select MidCap Value Fund        The Hartford Select MidCap Value Fund         The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Value Fund      The Hartford Select SmallCap Value Fund       The Hartford Select SmallCap Value Fund
The Hartford Small Company Fund              The Hartford Small Company Fund               The Hartford Small Company Fund
The Hartford SmallCap Growth Fund            The Hartford SmallCap Growth Fund             The Hartford SmallCap Growth Fund
The Hartford Stock Fund                      The Hartford Stock Fund                       The Hartford Stock Fund
The Hartford Value Fund                      The Hartford Value Fund                       The Hartford Value Fund
The Hartford Value Opportunities Fund        The Hartford Value Opportunities Fund         The Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS        GLOBAL AND INTERNATIONAL EQUITY FUNDS         GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Communications Fund      The Hartford Global Communications Fund       The Hartford Global Communications Fund
The Hartford Global Equity Fund              The Hartford Global Equity Fund               The Hartford Global Equity Fund
The Hartford Global Financial Services Fund  The Hartford Global Financial Services Fund   The Hartford Global Financial Services
                                                                                           Fund
The Hartford Global Growth Fund              The Hartford Global Growth Fund               The Hartford Global Growth Fund
The Hartford Global Health Fund              The Hartford Global Health Fund               The Hartford Global Health Fund
The Hartford Global Technology Fund          The Hartford Global Technology Fund           The Hartford Global Technology Fund
The Hartford International Growth Fund       The Hartford International Growth Fund        The Hartford International Growth Fund
The Hartford International Opportunities     The Hartford International Opportunities      The Hartford International Opportunities
Fund                                         Fund                                          Fund
The Hartford International Small Company     The Hartford International Small Company      The Hartford International Small Company

FIXED INCOME AND MONEY MARKET FUNDS          FIXED INCOME AND MONEY MARKET FUNDS           FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund              The Hartford Floating Rate Fund               The Hartford Floating Rate Fund
The Hartford High Yield Fund                 The Hartford High Yield Fund                  The Hartford High Yield Fund
The Hartford Income Fund                     The Hartford Income Fund                      The Hartford Income Fund
The Hartford Inflation Plus Fund             The Hartford Inflation Plus Fund              The Hartford Inflation Plus Fund
The Hartford Money Market Fund               The Hartford Money Market Fund                The Hartford Money Market Fund
The Hartford Short Duration Fund             The Hartford Short Duration Fund              The Hartford Short Duration Fund
The Hartford Strategic Income Fund           The Hartford Strategic Income Fund            The Hartford Strategic Income Fund
The Hartford Total Return Bond Fund          The Hartford Total Return Bond Fund           The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities      The Hartford U.S. Government Securities       The Hartford U.S. Government Securities
Fund                                         Fund                                          Fund



        TARGET RETIREMENT 2035 FUND                   TARGET RETIREMENT 2040 FUND                 TARGET RETIREMENT 2045 FUND
        ---------------------------                   ---------------------------                 ---------------------------
DOMESTIC EQUITY FUNDS                        DOMESTIC EQUITY FUNDS                         DOMESTIC EQUITY FUNDS
The Hartford Advisers Fund                   The Hartford Advisers Fund                    The Hartford Advisers Fund
The Hartford Balanced Income Fund            The Hartford Balanced Income Fund             The Hartford Balanced Income Fund
The Hartford Capital Appreciation Fund       The Hartford Capital Appreciation Fund        The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund    The Hartford Capital Appreciation II Fund     The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund         The Hartford Disciplined Equity Fund          The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund        The Hartford Dividend and Growth Fund         The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund              The Hartford Equity Income Fund               The Hartford Equity Income Fund
The Hartford Fundamental Growth Fund         The Hartford Fundamental Growth Fund          The Hartford Fundamental Growth Fund
The Hartford Growth Fund                     The Hartford Growth Fund                      The Hartford Growth Fund
The Hartford Growth Opportunities            The Hartford Growth Opportunities             The Hartford Growth Opportunities
The Hartford LargeCap Fund                   The Hartford LargeCap Fund                    The Hartford LargeCap Fund
The Hartford MidCap Fund                     The Hartford MidCap Fund                      The Hartford MidCap Fund
The Hartford MidCap Growth Fund              The Hartford MidCap Growth Fund               The Hartford MidCap Growth Fund
The Hartford MidCap Value Fund               The Hartford MidCap Value Fund                The Hartford MidCap Value Fund
The Hartford Select MidCap Value Fund        The Hartford Select MidCap Value Fund         The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Value Fund      The Hartford Select SmallCap Value Fund       The Hartford Select SmallCap Value Fund
The Hartford Small Company Fund              The Hartford Small Company Fund               The Hartford Small Company Fund
The Hartford SmallCap Growth Fund            The Hartford SmallCap Growth Fund             The Hartford SmallCap Growth Fund
The Hartford Stock Fund                      The Hartford Stock Fund                       The Hartford Stock Fund
The Hartford Value Fund                      The Hartford Value Fund                       The Hartford Value Fund

The Hartford Value Opportunities Fund        The Hartford Value Opportunities Fund         The Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS        GLOBAL AND INTERNATIONAL EQUITY FUNDS         GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Communications Fund      The Hartford Global Communications Fund       The Hartford Global Communications Fund
The Hartford Global Equity Fund              The Hartford Global Equity Fund               The Hartford Global Equity Fund
The Hartford Global Financial Services Fund  The Hartford Global Financial Services  Fund  The Hartford Global Financial Services
                                                                                           Fund
The Hartford Global Growth Fund              The Hartford Global Growth Fund               The Hartford Global Growth Fund
The Hartford Global Health Fund              The Hartford Global Health Fund               The Hartford Global Health Fund
The Hartford Global Technology Fund          The Hartford Global Technology Fund           The Hartford Global Technology Fund
The Hartford International Growth Fund       The Hartford International Growth Fund        The Hartford International Growth Fund
The Hartford International Opportunities     The Hartford International Opportunities      The Hartford International Opportunities
Fund                                         Fund                                          Fund
The Hartford International Small Company     The Hartford International Small Company      The Hartford International Small Company

FIXED INCOME AND MONEY MARKET FUNDS          FIXED INCOME AND MONEY MARKET FUNDS           FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund              The Hartford Floating Rate Fund               The Hartford Floating Rate Fund
The Hartford High Yield Fund                 The Hartford High Yield Fund                  The Hartford High Yield Fund
The Hartford Income Fund                     The Hartford Income Fund                      The Hartford Income Fund
The Hartford Inflation Plus Fund             The Hartford Inflation Plus Fund              The Hartford Inflation Plus Fund
The Hartford Money Market Fund               The Hartford Money Market Fund                The Hartford Money Market Fund
The Hartford Short Duration Fund             The Hartford Short Duration Fund              The Hartford Short Duration Fund
The Hartford Strategic Income Fund           The Hartford Strategic Income Fund            The Hartford Strategic Income Fund
The Hartford Total Return Bond Fund          The Hartford Total Return Bond Fund           The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities      The Hartford U.S. Government Securities       The Hartford U.S. Government Securities
Fund                                         Fund                                          Fund



        TARGET RETIREMENT 2050 FUND
        ---------------------------
DOMESTIC EQUITY FUNDS
The Hartford Advisers Fund
The Hartford Balanced Income Fund
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Fundamental Growth Fund
The Hartford Growth Fund
The Hartford Growth Opportunities
The Hartford LargeCap Fund
The Hartford MidCap Fund
The Hartford MidCap Growth Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Value Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Communications Fund
The Hartford Global Equity Fund
The Hartford Global Financial Services Fund
The Hartford Global Growth Fund
The Hartford Global Health Fund
The Hartford Global Technology Fund
The Hartford International Growth Fund

The Hartford International Opportunities
Fund
The Hartford International Small Company
Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Strategic Income Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities
Fund


     The following is a list of the Underlying Funds in which Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund invested in as of December 31, 2007. Because Target Retirement 2015 Fund, Target Retirement 2025 Fund, Target Retirement 2035 Fund, Target Retirement 2040 Fund, Target Retirement 2045 Fund and Target Retirement 2050 Fund had not commenced operations as of the date of this SAI, there is no information available for each Fund. Hartford Investment Management may modify the asset allocation strategy for the Target Retirement Funds and modify the selection of Underlying Funds for the Target Retirement Funds or may invest in other Hartford Mutual Funds from time to time without shareholder approval if it believes that doing so would better enable the Target Retirement Funds to pursue their investment goals.


           RETIREMENT INCOME FUND                     TARGET RETIREMENT 2010 FUND                 TARGET RETIREMENT 2020 FUND
           ----------------------                     ---------------------------                 ---------------------------
DOMESTIC EQUITY FUNDS                        DOMESTIC EQUITY FUNDS                         DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund       The Hartford Capital Appreciation Fund        The Hartford Capital Appreciation Fund
The Hartford Disciplined Equity Fund         The Hartford Capital Appreciation II Fund     The Hartford Capital Appreciation II Fund
The Hartford Select MidCap Value Fund        The Hartford Disciplined Equity Fund          The Hartford Disciplined Equity Fund
The Hartford Select SmallCap Value Fund      The Hartford Growth Opportunities Fund        The Hartford Equity Income Fund
The Hartford Stock Fund                      The Hartford Select MidCap Value Fund         The Hartford Growth Opportunities Fund
The Hartford Value Fund                      The Hartford Select SmallCap Value Fund       The Hartford Select MidCap Value Fund
The Hartford Value Opportunities Fund        The Hartford Value Fund                       The Hartford Select SmallCap Value Fund
                                             The Hartford Value Opportunities Fund         The Hartford Small Company Fund
                                                                                           The Hartford Stock Fund
                                                                                           The Hartford Value Fund
                                                                                           The Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS        GLOBAL AND INTERNATIONAL EQUITY FUNDS         GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Growth Fund              The Hartford Global Growth Fund               The Hartford Global Growth Fund
The Hartford International Opportunities     The Hartford International Opportunities      The Hartford International Opportunities
Fund                                         Fund                                          Fund
The Hartford International Small Company     The Hartford International Small Company      The Hartford International Small Company
Fund                                         Fund                                          Fund

FIXED INCOME AND MONEY MARKET FUNDS          FIXED INCOME AND MONEY MARKET FUNDS           FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund              The Hartford Floating Rate Fund               The Hartford Floating Rate Fund
The Hartford High Yield Fund                 The Hartford Income Fund                      The Hartford Income Fund
The Hartford Income Fund                     The Hartford Inflation Plus Fund              The Hartford Inflation Plus Fund
The Hartford Inflation Plus Fund             The Hartford Short Duration Fund              The Hartford Short Duration Fund
The Hartford Money Market Fund               The Hartford Strategic Income Fund            The Hartford Strategic Income Fund
The Hartford Short Duration Fund             The Hartford Total Return Bond Fund           The Hartford Total Return Bond Fund
The Hartford Strategic Income Fund
The Hartford Total Return Bond Fund

        TARGET RETIREMENT 2030 FUND
        ---------------------------
DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Equity Income Fund
The Hartford Growth Opportunities Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Value Fund
The Hartford Small Company Fund
The Hartford Stock Fund
The Hartford Value Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Growth Fund
The Hartford International Opportunities
Fund
The Hartford International Small Company
Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund


F. MISCELLANEOUS INVESTMENT STRATEGIES AND RISKS

     The investment objective and principal investment strategies for each Fund are discussed in the Fund's prospectuses. As stated above, because each fund of funds invests in the Underlying Funds, investors in each fund of funds will be affected by the Underlying Funds' investment strategies in direct proportion to the amount of assets each fund of funds allocates to the Underlying Fund pursuing such strategies. Accordingly, each fund of funds is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. A further description of certain investment strategies used by various Funds (or by the Underlying Funds in the case of a fund of funds) is set forth below. The percentage limits described in the sections below are based on market value and are determined as of the time securities or bank loans are purchased. If the percentage limitations herein are adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in values of securities or amount of net assets is not a violation of any of the limitations herein.

     For purposes of this sub-heading F only, the term "Funds" is defined as each of the Funds (except the funds of funds) listed on the front cover page, which includes the Underlying Funds in which the funds of funds may invest.

     Certain descriptions in the prospectuses of the Funds and in this SAI of a particular investment practice or technique in which the Funds may engage or a financial instrument which the Funds may purchase are meant to describe the spectrum of investments that a Fund's sub-adviser, in its discretion, might, but is not required to, use in managing the Fund's portfolio assets in accordance with the Fund's investment objective, policies and restrictions. The sub-adviser, in its discretion, may employ such practice, technique or instrument for one or more Funds, but not for all Funds for which it serves as sub-adviser. It is possible that certain types of financial instruments or techniques may not be available, permissible or effective for their intended purposes in all markets.

     NEW FUND RISKS Checks and Balances Fund, Global Equity Fund, High Yield Municipal Bond Fund, Strategic Income Fund, Target Retirement 2015 Fund, Target Retirement 2025 Fund, Target Retirement 2035 Fund, Target Retirement 2040 Fund, Target Retirement 2045 Fund and Target Retirement 2050 Fund are new Funds, with limited operating history, which may result in additional risk. There can be no assurance that these new Funds will grow to or maintain an economically viable size, in which case the Board of Directors may determine to liquidate one or more of these Funds. While shareholder interests will be the paramount consideration, the timing of any liquidation may not be favorable to certain individual shareholders.

     MONEY MARKET INSTRUMENTS AND TEMPORARY INVESTMENT STRATEGIES In addition to Money Market Fund, which may hold cash and invest in money market instruments at any time, all other Funds may hold cash and invest in high quality money market instruments under appropriate circumstances as determined by an applicable sub-adviser, subject to the overall supervision of HIFSCO. The Funds may invest up to 100% of their total assets in cash or money market instruments only for temporary defensive purposes.

     Money market instruments include, but are not limited to: (1) banker's acceptances; (2) obligations of governments (whether U.S. or foreign) and their agencies and instrumentalities; (3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other short-term debt obligations; (5) obligations of U.S. banks, foreign branches of U.S. banks (Eurodollars), U.S. branches and agencies of foreign banks (Yankee dollars), and foreign branches of foreign banks; (6) asset-backed securities; and (7) repurchase agreements. Each Fund may also invest in Money Market Fund, an affiliated money market fund which invests in such money market instruments, as permitted by regulations adopted under the 1940 Act.

     REPURCHASE AGREEMENTS A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. It may also be viewed as the loan of money by a Fund to the seller. The resale price by the Fund would be in excess of the purchase price, reflecting an agreed upon market interest rate.

     Each Fund is permitted to enter into fully collateralized repurchase agreements. Each Company's board of directors has delegated to the sub-advisers the responsibility of evaluating the creditworthiness of the banks and securities dealers with which the Funds will engage in repurchase agreements.

     The sub-advisers will monitor such transactions to ensure that the value of underlying collateral will be at least equal at all times to the total amount of the repurchase obligation, including the accrued interest. If the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In the event the seller commences bankruptcy proceedings, a court may characterize the transaction as a loan. If a Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor. As an unsecured creditor, the Fund could lose some or all of the principal and interest involved in the transaction.

     REVERSE REPURCHASE AGREEMENTS Each Fund may also enter into reverse repurchase agreements. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by a Fund to repurchase the same assets at a later date at a fixed price. Reverse repurchase agreements carry the risk that the market value of the securities which a Fund is obligated to repurchase may decline below the repurchase price. A reverse repurchase agreement is viewed as a collateralized borrowing by a Fund. Borrowing magnifies the potential for gain or loss on the portfolio securities of a Fund and, therefore, increases the possibility of fluctuation in a Fund's net asset value.

     INFLATION-PROTECTED DEBT SECURITIES Each Fund may invest in inflation-protected debt securities. Inflation-protected debt securities are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the security. Most other issuers pay out the inflation accruals as part of a semiannual coupon.

     If the periodic adjustment rate measuring inflation falls, the principal value of inflation-protected debt securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original security principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-protected debt securities, even during a period of deflation. However, the current market value of the securities is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related securities which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the security repaid at maturity may be less than the original principal.

     While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the security's inflation measure.

     The periodic adjustment of U.S. inflation-protected debt securities is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is an index of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-protected debt securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

     Any increase in the principal amount of an inflation-protected debt security will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

     DEBT SECURITIES Each Fund is permitted to invest in debt securities including, among others: (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities, (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign issuers), (3) asset-backed securities, (4) mortgage-related securities, including collateralized mortgage obligations ("CMO's"), (5) securities issued or guaranteed as to principal or interest by a foreign issuer, including supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers, (6) commercial mortgage-backed securities and (7) other capital securities issued or guaranteed by U.S. corporations or other issuers (including foreign issuers).

     INVESTMENT GRADE DEBT SECURITIES Money Market Fund is permitted to invest only in high quality, short term instruments as determined by Rule 2a-7 under the 1940 Act. Each of the other Funds is permitted to invest in debt securities rated within the four highest rating categories (e.g., "Aaa", "Aa", "A" or "Baa" by Moody's Investors Service, Inc. ("Moody's"), "AAA", "AA", "A" or "BBB" by Standard and Poor's Corporation ("S&P") or "AAA", "AA", "A" or "BBB" by Fitch, Inc. ("Fitch")) (or, if unrated, securities of comparable quality as determined by the applicable sub-adviser) (for more information regarding credit ratings see Appendix B). These securities are generally referred to as "investment grade securities." Each rating category has within it different gradations or sub-categories. If a Fund is authorized to invest in a certain rating category, the Fund is also permitted to invest in any of the sub-categories or gradations within that rating category. If a security is downgraded to a rating category which does not qualify for investment, a sub-adviser will use its discretion on whether to hold or sell based upon its opinion on the best method to maximize value for shareholders over the long term. Debt securities carrying the fourth highest rating (e.g., "Baa" by Moody's, "BBB" by S&P and "BBB" by Fitch), and unrated securities of comparable quality (as determined by a sub-adviser) are viewed to have adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in debt securities in the higher rating categories and such securities lack outstanding investment characteristics and do have speculative characteristics. To the extent that a Fund invests in higher-grade securities, the Fund may not be able to avail itself of opportunities for higher income which may be available at lower grades.

     HIGH YIELD-HIGH RISK DEBT SECURITIES AND BANK LOANS Any security or loan rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch is below investment grade. Securities and loans which are unrated but determined by a sub-adviser to be of comparable quality will also be considered below investment grade. Total Return Bond Fund is permitted to invest up to 20% of its total assets in securities or bank loans rated below investment grade. High Yield Municipal Bond Fund, Inflation Plus Fund, International Small Company Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund are permitted to invest up to 100%, 15%, 35%, 35%, 35% and 35%, respectively, of their total assets in fixed income securities rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or of comparable quality if not rated. Floating Rate Fund, Income Fund, Inflation Plus Fund and Strategic Income Fund are permitted to invest up to 100%, 35%, 20% and 100%, respectively, of their total assets (net assets in the case of Inflation Plus Fund) in fixed income securities and bank loans rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch or of comparable quality if not rated. Short Duration Fund is permitted to invest 20% of its total assets in below-investment grade securities. Although High Yield Fund is permitted to invest up to 100% of its total assets in securities and bank loans rated below investment grade, no more than 25% of total assets will be invested in securities and bank loans rated below "B3" by Moody's, "B-" by S&P or "B-" by Fitch, or if unrated, determined to be of comparable quality by Hartford Investment Management. Each of the other Funds, except Floating Rate Fund, MidCap Growth Fund, Money Market Fund, Short Duration Fund, Strategic Income Fund and U.S. Government Securities Fund, is permitted to invest up to 5% of its total assets in fixed income securities rated as low as "C" by Moody's, "CC" by S&P or "CC" by Fitch or of comparable quality if not rated. Floating Rate Fund and Strategic Income Fund are permitted to invest up to 100% of their total assets in debt obligations that are in payment default or are rated "C" by Moody's, "D" by S&P or "D" by Fitch or are unrated (or ratings have been withdrawn).

     Securities and bank loans rated below investment grade are commonly referred to as "high yield-high risk debt securities," "junk bonds," "leveraged loans" or "emerging market debt" as the case may be. Each rating category has within it different gradations or sub-categories. For instance the "Ba" rating for Moody's includes "Ba3", "Ba2" and "Ba1". Likewise the S&P and Fitch rating category of "BB" includes "BB+", "BB" and "BB-". In the municipal market, the term "high yield" may often refer to low investment grade and "high yield-high risk debt securities" (as previously defined) If a Fund is authorized to invest in a certain rating category, the Fund is also permitted to invest in any of the sub-categories or gradations within that rating category. Descriptions of the debt securities and bank loans ratings system, including their speculative characteristics attributable to each ratings category, are set forth as an appendix to this SAI. These securities and bank loans generally entail greater risk (including the possibility of default or bankruptcy of the issuer), involve greater volatility of price and risk to principal and income, and may be less liquid than securities and bank loans in higher rating categories. Securities and bank loans in the highest category below investment grade are considered to be of poor standing and predominantly speculative. These securities and bank loans are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities and bank loans held by a Fund with a commensurate effect on the value of a Fund's shares. If a security or bank loan is downgraded to a rating category which does not qualify for investment, the applicable sub-adviser will use its discretion on whether to hold or sell based upon its opinion on the best method to maximize value for shareholders over the long term.

     BANK LOANS AND LOAN PARTICIPATIONS Floating Rate Fund and Strategic Income Fund may invest up to 100% of their total assets, Floating Rate Fund will, under normal circumstances, invest at least 80% of its total assets and High Yield Fund, Income Fund, Inflation Plus Fund, Short Duration Fund and Total Return Bond Fund may invest up to 15% of their total assets in bank loans or participation interests in variable, fixed or floating rate loans to U.S. and foreign corporations, partnerships and other entities, Floating Rate Fund will invest, under normal circumstances, at least 80% of total assets and High Yield Fund, Income Fund, Inflation Plus Fund, Short Duration Fund and Total Return Bond Fund may invest up to 15% of total assets in bank loans or participation interests in variable, fixed or floating rate loans to U.S. corporations, partnerships and other entities. Loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. Moreover, these Funds may also invest in second lien loans (secured loans with a claim on collateral subordinate to a senior lender's claim on such collateral) and unsecured loans. Holders' claims under unsecured loans are subordinated to claims of creditors holding secured indebtedness and possibly other classes of creditors holding unsecured debt. Unsecured loans have a greater risk of default than secured loans, particularly during periods of deteriorating economic conditions. And, since they do not afford the lender recourse to collateral, unsecured loans are subject to greater risk of nonpayment in the event of default than secured loans. Many loans are relatively illiquid and may be difficult to value.

     Investments in bank loans through a direct assignment of the financial institution's interest with respect to the bank loan may involve additional risks to Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund. For example, if a secured bank loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund or Total Return Bond Fund could be held liable as co-lenders.

     Some bank loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the bank loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of the bank loans, including in certain circumstances, invalidating such bank loans or causing interest previously paid to be refunded to the borrower. If interest were required to be refunded, it could negatively affect fund performance.

     Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund bear a substantial risk of losing the entire amount invested.

     Bank loans may be structured to include both term loans, which are generally fully funded at the time of Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund's investments, and revolving credit facilities, which would require these Funds to make additional investments in the bank loans as required under the terms of the credit facility at the borrower's demand.

     A financial institution's employment as agent bank may be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement would remain available to the holders of such indebtedness. However, if assets held by the agent bank for the benefit of Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund or Total Return Bond Fund were determined to be subject to the claims of the agent bank's general creditors, such Fund may incur certain costs and delays in realizing payments on a bank loan or loan participation and could suffer a loss of principal and/or interest.

     Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund will acquire loan participations only if the lender inter-positioned between a Fund and the borrower is determined by the Fund's sub-adviser to be creditworthy. Loan participations typically will result in Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund having a contractual relationship only with the lender that sold the participation, not with the borrower. Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund will have the right to receive payments of principal, interest and any fees to which they are entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing loan participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund may not benefit directly from any collateral supporting the loan in which they have purchased the participation. As a result, Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender of the lender selling a participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

     Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund's investments in loan participations and bank loans may be subject to a Fund's limitations on investments in illiquid investments and, to the extent applicable, its limitations on investments in securities or bank loans rated below investment grade. Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund may have difficulty disposing of loan participations and bank loans. In certain cases, the market for such investments is not highly liquid, and therefore Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund anticipate that in such cases, the lack of a highly liquid secondary market may have an adverse impact on the value of such investments. This will also have an adverse impact on Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund's ability to dispose of particular loan participations or bank loans when necessary to meet redemption of such Fund shares, to meet such Fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a highly liquid secondary market for loan participations and bank loans also may make it more difficult for Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund to value these investments for purposes of calculating their respective net asset value.

     FLOATING RATE LOANS Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund may invest in interests in floating rate loans. Senior floating rate loans hold the most senior position in the capital structure of a business entity (the "Borrower"), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. These Funds may also invest in second lien loans (secured loans with a claim on collateral subordinate to a senior lender's claim on such collateral) and unsecured loans. The proceeds of floating rate loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other corporate purposes. Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund may also invest in companies whose financial condition is uncertain and that may be involved in bankruptcy proceedings, reorganizations, or financial restructurings. Floating rate loans typically have rates of interest which are reset or redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a spread. These base lending rates are primarily the London-Interbank Offered Rate ("LIBOR"), and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit ("CD") rate or other base lending rates used by commercial lenders. Floating rate loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan. Floating rate loans may be acquired directly through the agent, as an assignment from another lender who holds a direct interest in the floating rate loan, or as a participation interest in another lender's portion of the floating rate loan.

     Many loans in which Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund may invest may not be rated by a rating agency, and many, if not all, loans will not be registered with the Securities and Exchange Commission ("SEC") or any state securities commission and will not be listed on any national securities exchange. The amount of public information available with respect to loans will generally be less extensive than that available for registered or exchange listed securities. In evaluating the creditworthiness of Borrowers, Hartford Investment Management considers, and may rely in part, on analyses performed by others. In the event that loans are not rated, they are likely to be the equivalent of below investment grade quality. Debt securities that are rated below-investment-grade and comparable unrated bonds are viewed by the rating agencies as having speculative characteristics and are commonly known as "junk bonds". Historically, senior-secured floating rate loans tend to have more favorable loss recovery rates than more junior types of below-investment-grade debt obligations. Hartford Investment Management does not view ratings as the primary factor in its investment decisions and relies more upon its credit analysis abilities than upon ratings.

     Loans and other corporate debt obligations are subject to the risk of non-payment of scheduled interest or principal. The floating rate loans are rated below-investment-grade, which means that rating agencies view them as more likely to default in payment than investment-grade loans. Such non-payment would result in a reduction of income to Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund or Total Return Bond Fund, a reduction in the value of the investment and a potential decrease in the net asset value of any of these Funds. With respect to senior-secured floating rate loans, there can be no assurance that the liquidation of any collateral securing a loan would satisfy the Borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a Borrower, Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a floating rate loan. To the extent that a floating rate loan is collateralized by stock in the Borrower or its subsidiaries, such stock may lose all or substantially all of its value in the event of bankruptcy of a Borrower. Some floating rate loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such floating rate loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of floating rate loans including, in certain circumstances, invalidating such floating rate loans or causing interest previously paid to be refunded to the Borrower. If interest were required to be refunded, it could negatively affect Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund's performance.

     When Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund invest in loans and securities, each of these Funds is subject to interest rate risk. When interest rates decline, the value of a portfolio invested in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed-rate obligations can be expected to decline. Although each of Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund's net asset value will vary, Fund management expects the Fund's policy of acquiring floating rate loans to minimize fluctuations in net asset value as a result of changes in market interest rates. However, because rates on floating rate loans only reset periodically, changes in prevailing interest rates can be expected to cause some fluctuation in such Fund's net asset value. Similarly, a sudden and significant increase in market interest rates may cause a decline in Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund's net asset value.

     Although the volume of floating rate loans has increased in recent years, demand for loans has also grown. An increase in demand may benefit Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund by providing increased liquidity for loans but may also adversely affect the rate of interest payable on loans acquired by these Funds and the availability of loans acquired in the primary market, as well as increase the price of loans in the secondary market.

     Prepayment Risks. Most floating rate loans and certain debt securities allow for prepayment of principal without penalty. Loans and securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, with respect to fixed-rate investments, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the investment and making the investment more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities. Accordingly, the potential for the value of a floating rate loan or security to increase in response to interest rate declines is limited. Loans or debt securities purchased to replace a prepaid loan or debt security may have lower yields than the yield on the prepaid loan or debt security.

     Market Risks. Significant events, such as the events of September 11, 2001, and market disruption events, such as weather or infrastructure disruptions that affect the markets generally, can affect the liquidity of Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund and cause spreads to widen or interest rates to rise, resulting in a reduction in value of a Fund's assets. Other economic factors (such as a large downward movement in stock prices, a disparity in supply of and demand for certain loans and securities or market conditions that reduce liquidity) can also adversely affect the markets for debt obligations. Rating downgrades of holdings or their issuers will generally reduce the value of such holdings. Each of Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund is also subject to income risk, which is the potential for a decline in a Fund's income due to falling interest rates or market reductions in spread.

     The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the loan and securities markets. Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund cannot predict the effects of similar events in the future on the U.S. economy. These terrorist attacks and related events, including the war in Iraq, its aftermath, and continuing occupation of Iraq by coalition forces, have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. A similar disruption of the financial markets, such as the problems in the subprime market, could affect interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the common shares. In particular, junk bonds and floating rate loans tend to be more volatile than higher-rated fixed income securities so that these events and any actions resulting from them may have a greater effect on the prices and volatility of junk bonds and floating rate loans than on higher-rated fixed income securities.

     Material Non-Public Information. Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund may be in possession of material non-public information about a Borrower or issuer as a result of its ownership of a loan or security of such Borrower or issuer. Because of prohibitions on trading in securities of issuers while in possession of such information, Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund may be unable to enter into a transaction in a loan or security of such a Borrower or issuer when it would otherwise be advantageous to do so.

     Regulatory Risk. To the extent that legislation or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans, particularly in connection with highly leveraged transactions, the availability of floating rate loans for investment may be adversely affected. In addition, such legislation could depress the market value of floating rate loans.

     MORTGAGE-RELATED SECURITIES The mortgage-related securities in which each Fund may invest include interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled for sale to investors (such as the Funds) by various governmental, government-related and private organizations. These Funds may also invest in similar mortgage-related securities which provide funds for multi-family residences or commercial real estate properties. When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the life of a mortgage-related security and increasing the price volatility of that security, affecting the price volatility of a Fund's shares.

     The value of these securities may be significantly affected by interest rates, the market's perception of the issuers and the creditworthiness of the parties involved. These securities may also be subject to prepayment risk and the risk that the underlying loans may not be repaid. The yield characteristics of the mortgage securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on mortgage securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally permit prepayment at any time. The risks associated with prepayment and the rate at which prepayment may occur are influenced by a variety of economic, geographic, demographic, social and other factors including interest rate levels, changes in housing needs, net equity built by mortgagors in the mortgaged properties, job transfers, and unemployment rates. If a Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if a Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Amounts available for reinvestment are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates. Accelerated prepayments on securities purchased by a Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is repaid in full.

     The mortgage securities in which a Fund invests differ from conventional bonds in that principal is paid back over the life of the mortgage securities rather than at maturity. As a result, the holder of the mortgage securities (e.g., a Fund) receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When the holder reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest which is lower than the rate on the existing mortgage securities. For this reason, mortgage securities are less effective than other types of U.S. Government securities as a means of "locking in" long-term interest rates.

     Mortgage-related securities may be composed of one or more classes and may be structured either as pass-through securities or collateralized debt obligations. Multiple-class mortgage-related securities are referred to herein as "CMOs." Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class. CMOs involve special risk and evaluating them requires special knowledge.

     CMO classes may be specially structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. These changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

     Certain classes of CMOs and other mortgage-related securities are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Interest-only ("IO") and principal-only ("PO") classes are examples of this. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of his or her initial investment, even if the security is government issued or guaranteed or is rated AAA or the equivalent. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. Some IOs and POs, as well as other CMO classes, are structured to have special protections, however, normally are effective only within certain ranges of prepayment rates and thus will not protect investors in all circumstances. Inverse floating rate CMO classes also may be extremely volatile. These classes pay interest at a rate that decreases when a specified index of market rates increases.

     If the Funds purchase mortgage-backed securities that are "subordinated" to other interests in the same mortgage pool, a Fund as a holder of those securities may only receive payments after the pool's obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to a Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called "subprime" mortgages.

ASSET-BACKED SECURITIES Each Fund may invest in asset-backed securities. Tax exempt structured securities, such as tobacco bonds, are not considered asset-backed securities for purposes of the Tax-Free Funds' investments. The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities. The collateral for these securities has included home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital accounts receivables. These Funds may invest in these and other types of asset-backed securities that may be developed in the future. These securities may be subject to the risk of prepayment or default. Not all asset-backed securities have the benefit of a security interest in the underlying asset. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed, thereby reducing the balance due. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying securities may be limited, and recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. If the Funds purchase asset-backed securities that are "subordinated" to other interests in the same asset-backed pool, a Fund as a holder of those securities may only receive payments after the pool's obligations to other investors have been satisfied.

     STRUCTURED NOTES These notes differ from other types of debt securities in several respects. The interest rate or principal amount payable at maturity may vary based on changes in the value of the equity security or index. A structured note may be positively or negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s). For discussion regarding the ability of the Funds to invest in other types of structured notes, please see Other Derivatives and Structured Investments, below.

     Investments in structured notes involve certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain structured notes, a decline or increase in the value of the reference instrument may cause the interest rate to be reduced to zero, and any further declines or increases in the reference instrument may then reduce the principal amount payable on maturity. The percentage by which the value of the structured note decreases may be far greater than the percentage by which the value of the reference instrument increases or decreases. Finally, these securities may be less liquid than other types of securities, and may be more volatile than their underlying reference instruments.

     MUNICIPAL SECURITIES High Yield Fund, High Yield Municipal Bond Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund and Total Return Bond Fund may invest in municipal securities. Municipal securities include primarily debt obligations of the states, their agencies, universities, boards, authorities and political subdivisions (for example, cities, towns, counties, school districts, authorities and commissions) issued to obtain funds for various public purposes, including the construction or improvement of a wide range of public facilities such as airports, bridges, highways, hospitals, housing, jails, mass transportation, nursing homes, parks, public buildings, recreational facilities, school facilities, streets and water and sewer works. Other public purposes for which municipal securities may be issued include the refunding of outstanding obligations, the anticipation of taxes or state aids, the payment of judgments, the funding of student loans, community redevelopment, district heating, the purchase of street maintenance and firefighting equipment, or any authorized corporate purpose of the issuer except for the payment of current expenses. Certain types of industrial development bonds may be issued by or on behalf of public corporations to finance privately operated housing facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. In addition, structured securities, such as tobacco bonds, may be issued by municipal entities to securitize future payment streams. Such obligations are included within the term municipal securities if the interest payable thereon is, in the opinion of bond counsel, exempt from federal income taxation and, for Tax-Free California Fund, State of California income taxation (excluding excise taxes imposed on corporations and banks and measured by income), for Tax-Free Minnesota Fund, State of Minnesota income taxation (excluding excise taxes imposed on corporations and banks and measured by income) and for Tax-Free New York Fund, State of New York and New York City income taxation (excluding excise taxes imposed on corporations and banks and measured by income), but may include securities which pay interest income subject to the alternative minimum tax. Certain types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial, commercial or office facilities constitute municipal securities, although current federal income tax laws place substantial limitations on the size of such issues.

     The two principal classifications of municipal securities are general obligation bonds and limited obligation (or revenue) bonds. General obligation bonds are obligations involving credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues and not from any particular fund or revenue source. The characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a specific revenue source, such as the user of the facility. Industrial development bonds are in most cases limited obligation bonds payable solely from specific revenues of the project to be financed, pledged to their payment. The credit quality of industrial development bonds is usually directly related to the credit standing of the user of the facilities (or the credit standing of a third-party guarantor or other credit enhancement participant, if any). There are, of course, variations in the quality of municipal securities, both within a particular classification and between classifications, depending on various factors (see Appendix A). Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund do not currently intend to invest in so-called "moral obligation" bonds, where repayment is backed by a moral commitment of an entity other than the issuer, unless the credit of the issuer itself, without regard to the moral obligation, meets the investment criteria established for investments by the Fund.

     The yields on municipal securities are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of the various rating agencies represent their opinions as to the quality of the municipal securities which they undertake to rate. It should be emphasized, however, that ratings are general, not absolute, standards of quality. Consequently, municipal securities of the same maturity, interest rate and rating may have different yields, while municipal securities of the same maturity and interest rate with different ratings may have the same yield.

     As a fundamental policy, neither Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund or Tax-Free New York Fund will invest more than 25% of its total assets in limited obligation bonds payable only from revenues derived from facilities or projects within a single industry. As to utility companies, gas, electric, water and telephone companies will be considered as separate industries. For this purpose, municipal bonds refunded with U.S. Government securities will be treated as investments in U.S. Government securities, and are not subject to this requirement or the 5% diversification requirement under the 1940 Act. These refunded municipal bonds will however be counted toward the policy that each of Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund must invest at least 80% of the value of its assets in investments the income from which is exempt from federal income tax and, with respect to Tax-Free California Fund, Tax-Free Minnesota Fund and Tax-Free New York Fund, the income tax of California, Minnesota or New York State and New York City, respectively. For this policy, "assets" means net assets plus the amount of any borrowings for investment purposes.

     Securities in which High Yield Municipal Bond Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund may invest, including municipal securities, are subject to the provisions of bankruptcy, insolvency, reorganization and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code and laws, if any, which may be enacted by Congress or the California, Minnesota and New York legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions the power or ability of issuers to meet their obligations for the payment of interest on and principal of their municipal securities may be materially affected.

     For the purpose of diversification under the 1940 Act, the identification of the issuer of a municipal security depends on the terms and conditions of the security. If a state or a political subdivision of such state pledges its full faith and credit to payment of a security, the state or the political subdivision, respectively, will be deemed the sole issuer of the security. If the assets and revenues of an agency, authority or instrumentality of the state or a political subdivision are separate from those of the state or political subdivision and the security is backed only by the assets and revenues of the agency, authority or instrumentality, such agency, authority or instrumentality will be deemed to be the sole issuer. Moreover, if the security is backed only by revenues of an enterprise or specific projects of the state, a political subdivision or agency, authority or instrumentality, such as utility revenue bonds, and the full faith and credit of the governmental unit is not pledged to the payment thereof, such enterprise or projects will be deemed the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by certain revenues to be received from the non-governmental user of the project financed by the bond, then such non-governmental user will be deemed to be the sole issuer. If, however, in any of the above cases, the state, the political subdivision or some other entity guarantees a security, and the value of all securities issued or guaranteed by the guarantor and owned by a Fund exceeds 10% of the value of the Fund's total assets, the guarantee will be considered a separate security and will be treated as an issue of the guarantor.

     A discussion of special considerations related to municipal securities in which Tax-Free California Fund, Tax-Free Minnesota Fund and Tax-Free New York Fund, respectively, can invest is included in Appendix A.

OTHER CAPITAL SECURITIES The Funds may invest in other capital securities, and Strategic Income Fund may invest up to 15% of its assets in other capital securities. Other capital securities encompass a group of instruments referred to in capital markets as "Hybrids," "Tier I and Tier 2" and "TRUPS." These securities give issuers flexibility in managing their capital structure. The features associated with these securities are predominately debt like in that they have coupons, pay interest and in most cases have a final stated maturity. There are certain features that give the companies flexibility not commonly found in fixed income securities, which include, but are not limited to, deferral of interest payments under certain conditions and subordination to debt securities in the event of default. But it should be noted that in an event of default the securities would typically be expected to rank senior to common equity. The deferral of interest payments is generally not an event of default for an extended period of time and the ability of the holders of such instruments to accelerate payment under terms of these instruments is generally more limited than other debt securities.

     INVERSE FLOATERS High Yield Municipal Bond Fund, Income Fund, Money Market Fund, Strategic Income Fund, Tax-Free California Fund, Tax-Free Minnesota, Tax-Free National Fund, Tax-Free New York Fund and U.S. Government Securities Fund may invest in inverse floaters. Inverse floaters are debt instruments with a floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of security involve special risks as compared to investments in, for example, a fixed rate municipal security. A Fund could lose money and its net asset value could decline if movements in interest rates are incorrectly anticipated.

     High Yield Municipal Bond Fund may invest up to 15% of its total assets in a type of inverse floater (a municipal inverse floater) which is created when the fund exchanges a municipal bond it owns with a trust and receives the inverse floater. In this type of municipal inverse floater, the fund generally reserves the right to "unwind" the transaction--i.e., return the municipal inverse floater and receive back the original bond. Municipal inverse floaters may also be created by municipal or other issuers directly. The holder of a municipal inverse floater generally bears substantially all of the downside investment risk associated with the underlying bond, and typically also is the potential beneficiary of any appreciation of the underlying bond's value. Generally, this type of transaction enables High Yield Municipal Bond Fund to gain the same level of economic exposure to the underlying bond without expending the purchase price of that underlying bond. This expenditure differential (between the purchase price of the underlying bond and the purchase price of the inverse floater) is available to High Yield Municipal Bond Fund to invest in accordance with such Fund's investment policies.

     Inverse floaters may, as short-term interest rates rise, produce less current income. Inverse floaters may have a price volatility which is greater than a traditional security of the same amount. Inverse floaters may produce more current income as interest rates fall. Moreover, the markets for securities of this type may be less developed and may have less liquidity than the markets for more traditional municipal securities.

     Moreover, the markets for securities of this type may be less developed and may have less liquidity than the markets for more traditional municipal securities.

     EQUITY SECURITIES Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options. Money Market Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund and U.S. Government Securities Fund may not invest in equity securities. Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Short Duration Fund and Total Return Bond Fund have a limited ability to invest in certain types of equity securities as described below. All other Funds (except those Funds described in the two immediately preceding sentences) may invest in all types of equity securities and may invest in securities such as bonds, debentures and corporate notes which are convertible into common stock at the option of the holder. The Income Fund may invest up to 15% of its total assets in preferred stock, convertible securities, and warrants (including securities carrying warrants) to purchase equity securities or debt securities or loans. Floating Rate Fund, High Yield Fund, Income Fund and Total Return Bond Fund may each invest up to 15% of its total assets in preferred stocks, convertible securities, and warrants (including securities carrying warrants) to purchase equity securities or debt securities or loans. Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Short Duration Fund and Total Return Bond Fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or loans or upon exercise of warrants acquired with debt securities or loans. Equity securities are subject to financial and market risks and can be expected to fluctuate in value.

     INITIAL PUBLIC OFFERINGS The prices of securities purchased in initial public offerings ("IPOs") can be very volatile. The effect of IPOs on a Fund's performance depends on a variety of factors, including the number of IPOs the Fund invests in relative to the size of the Fund and whether and to what extent a security purchased in an IPO appreciates and depreciates in value. As a Fund's asset base increases, IPOs often have a diminished effect on such Fund's performance.

     SMALL CAPITALIZATION SECURITIES Each Fund, except Income Fund, Inflation Plus Fund, Money Market Fund, Short Duration Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund and U.S. Government Securities Fund, may invest in equity securities (including securities issued in initial public offerings) of companies with smaller market capitalizations. Because the issuers of small capitalization securities tend to be smaller or less well-established companies, they may have limited product lines, market share or financial resources, may have less historical data with respect to operations and management and may be more dependent on a limited number of key employees. As a result, small capitalization securities are often less marketable and experience a higher level of price volatility than securities of larger or more well-established companies. Small capitalization securities may be more likely to be offered in initial public offerings. Because securities issued in initial public offerings are being offered to the public for the first time, the market for such securities may be inefficient and less liquid.

     FOREIGN ISSUERS AND BORROWERS AND NON-DOLLAR SECURITIES AND LOANS Foreign issuers and borrowers include (1) companies organized outside of the United States, (2) foreign governments and agencies or instrumentalities of foreign governments and (3) issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States. Certain companies organized outside the United States may not be deemed to be foreign issuers or borrowers if the issuer's or borrower's economic fortunes and risks are primarily linked with U.S. markets. Non-dollar securities and loans are securities and loans denominated or quoted in foreign currency or paying income in foreign currency.

     Many of the Funds are permitted to invest a portion of their assets in securities of foreign issuers and loans to foreign borrowers and non-dollar securities and loans, including American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"). ADRs are certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or non-U.S. branch of a U.S. bank. ADRs are traded on a U.S. securities exchange, or in an over-the-counter market, and are denominated in U.S. dollars. GDRs are certificates issued globally and evidence a similar ownership arrangement. GDRs are traded on foreign securities exchanges and are denominated in foreign currencies. The value of an ADR or a GDR will fluctuate with the value of the underlying security, will reflect any changes in exchange rates and otherwise will involve risks associated with investing in foreign securities. When selecting securities of foreign issuers and non-dollar securities, the applicable sub-adviser will evaluate the economic and political climate and the principal securities markets of the country in which an issuer is located.

     Funds that are permitted to invest in securities of foreign issuers and loans to foreign borrowers and non-dollar securities and loans may invest in debt exchangeable for common stock, debt, currency or equity linked notes and similar linked securities (e.g., zero-strike warrants) ("LNs"), which are derivative securities typically issued by a financial institution or special purpose entity the performance of which depends on the performance of a corresponding foreign security or index. Upon redemption or maturity, the principal amount or redemption amount is payable based on the price level of the linked security or index at the time of redemption or maturity, or is exchanged for corresponding shares of common stock. LNs are generally subject to the same risks as direct holdings of securities of foreign issuers and non-dollar securities, including currency risk and the risk that the amount payable at maturity or redemption will be less than the principal amount of a note because the price of the linked security or index has declined. Moreover, LNs are subject to counterparty risk, which is the risk that the company issuing an LN may fail to pay the full amount due at maturity or redemption. A Fund may also have difficulty disposing of LNs because there may be restrictions on redemptions and there may be no market or only a thin trading market in such securities.


     Inflation Plus Fund may invest up to 35% of its net assets in the securities of foreign issuers and loans to foreign borrowers and non-dollar securities and loans. Capital Appreciation Fund and Capital Appreciation Fund II may each invest up to 35% of its total assets in the securities of foreign issuers and loans to foreign borrowers and non-dollar securities and loans. Income Fund may invest up to 30% of its total assets in the securities of foreign issuers and loans to foreign borrowers and non-dollar securities and loans. Advisers Fund, Disciplined Equity Fund, Dividend and Growth Fund, Equity Income Fund, Fundamental Growth Fund, Growth Fund, High Yield Municipal Bond Fund, MidCap Fund, MidCap Growth Fund, MidCap Value Fund, Select MidCap Value Fund, Select SmallCap Value Fund, Small Company Fund, SmallCap Growth Fund, Stock Fund, U.S. Government Securities Fund and Value Fund may each invest up to 20% of its total assets in the securities of foreign issuers and loans to foreign borrowers and non-dollar securities and loans. Growth Opportunities Fund and Value Opportunities Fund may each invest up to 25% of its total assets in the securities of foreign issuers and loans to foreign borrowers and non-dollar securities and loans. High Yield Fund and Total Return Bond Fund may each invest up to 30% of its total assets in the securities of foreign issuers and loans to foreign borrowers and non-dollar securities and loans; provided that, with respect to this percentage, neither High Yield Fund nor Total Return Bond Fund may invest more than 10% of its total assets in non-dollar securities and loans. Floating Rate Fund and Short Duration Fund may each invest up to 25% of its total assets in the securities of foreign issuers and loans to foreign borrowers and non-dollar securities and loans; provided that, with respect to this percentage, Floating Rate Fund may not invest more than 10% of its total assets in non-dollar securities and loans. Money Market Fund may invest up to 100% of its total assets (provided such assets are U.S. dollar denominated) in the securities of foreign issuers. Global Communications Fund, Global Equity Fund, Global Financial Services Fund, Global Growth Fund, Global Health Fund, Global Technology Fund, International Growth Fund, International Opportunities Fund and International Small Company Fund each may invest 100% of their total assets in the securities of foreign issuers and non-dollar securities. Strategic Income Fund may invest up to 100% of its total assets in the securities of foreign issuers and loans to foreign borrowers and non-dollar securities and loans. The Balanced Income Fund may invest up to 25% of its total assets in the securities of foreign issuers and loans to foreign borrowers and non-dollar securities and loans; the fixed income portion of the Fund may invest without limit in U.S. dollar-denominated securities and loans of foreign issuers or borrowers. U.S. Government Securities Fund may invest in bonds issued or guaranteed by the Canadian government or its agencies, but not as part of its principal investment strategy. High Yield Municipal Bond Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund may invest in tax-exempt bonds issued by Native American entities, but, not as part of their principal investment strategy.


     Under normal market conditions, International Growth Fund, International Opportunities Fund and International Small Company Fund each invest in a number of different countries throughout the world; however there are no limits on the amount of each Fund's assets that may be invested in each country. Global Equity Fund, Global Communications Fund, Global Financial Services Fund, Global Growth Fund, Global Health Fund and Global Technology Fund each invest in a number of different countries throughout the world, one of which may be the United States; however, each Fund has no limit on the amount of assets that must be invested in each country.

     Investing in securities of foreign issuers and loans to foreign borrowers involves considerations and potential risks not typically associated with investing in obligations issued by U.S. issuers and borrowers. Less information may be available about foreign issuers and borrowers compared with U.S. issuers and borrowers. For example, foreign issuers and borrowers generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers and borrowers. In addition, the values of non-dollar securities and loans are affected by changes in currency rates or exchange control regulations, restrictions or prohibition on the repatriation of foreign currencies, application of foreign tax laws, including withholding taxes, changes in government administration or economic or monetary policy (in the U.S. or outside the U.S.) or changed circumstances in dealings between nations. Costs are also incurred in connection with conversions between various currencies.

     Investing in foreign government debt securities and loans exposes a Fund to the direct or indirect consequences of political, social or economic changes in the developing and emerging countries that issue the securities. The ability and willingness of sovereign obligors in developing and emerging countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic, social and political conditions within the relevant country. Countries such as those in which the Funds may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and unemployment. Some of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the IMF, the World Bank and other international agencies.

     From time to time, International Small Company Fund may invest up to 15% of its total assets, Income Fund may invest up to 20% of its total assets, Global Communications Fund may invest up to 50% of its total assets, each of Global Financial Services Fund, Global Growth Fund, Global Health Fund, Global Technology Fund, International Growth Fund and International Opportunities Fund may invest up to 25% of its total assets, each of High Yield Fund and Total Return Bond Fund may invest up to 30% of its total assets and Capital Appreciation Fund and Capital Appreciation II Fund may invest up to 35% of its total assets in securities of issuers located in countries with emerging economies or securities markets. Each of Global Equity Fund and Strategic Income Fund may invest up to 100% of its total assets in loans and securities of issuers located in countries with emerging economies or securities markets. From time to time, all other funds (through certain Underlying Funds in the case of a fund of funds), except Inflation Plus Fund, Money Market Fund, Short Duration Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund and U.S. Government Securities Fund, may invest in emerging markets, but not as a part of their principal investment strategy. Compared to the United States and other developed countries, developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that are less liquid and trade a small number of securities. Prices in these markets tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries.

     Foreign securities are subject to other additional risks. For example, foreign investments may be more difficult to sell than U.S. investments. Investments in foreign loans and securities may involve currency risks, difficulty in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. There may also be difficulty in invoking legal protections across borders. In addition, investments in emerging market countries present risks to a greater degree than those presented by investments in foreign Borrowers or issuers in countries with developed securities markets and more advanced regulatory systems. The value of foreign loans and securities is affected by changes in foreign tax laws (including withholding tax), government policies (in this country or abroad) and relations between nations, and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign loans and securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. Foreign investments also can be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information, and potential difficulties in enforcing contractual obligations.

     Some loans and securities may be issued by companies organized outside the U.S. but are traded in U.S. markets and are denominated in U.S. dollars. For example, ADRs and shares of some large foreign-based companies are traded on principal U.S. exchanges. Other loans and securities are not traded in the U.S. but are denominated in U.S. dollars. These loans and securities are not subject to all of the risks of foreign investing. For example, foreign trading markets or currency risks will not apply to dollar denominated securities or loans traded in U.S. securities or loan markets.

     Some of the foreign loans and securities in which Floating Rate Fund and Strategic Income Fund invest will be denominated in foreign currency. Changes in foreign currency exchange rates will affect the value of loans and securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the fund's assets. However, Floating Rate Fund and Strategic Income Fund may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar.

     CURRENCY TRANSACTIONS Each Fund, except Money Market Fund, Short Duration Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund, may engage in currency transactions to hedge, directly or indirectly, the value of portfolio securities denominated in particular currencies against fluctuations in relative value and for other investment purposes. Currency transactions include forward currency contracts, currency swaps, exchange-listed and over-the-counter ("OTC") currency futures contracts and options thereon and exchange listed and OTC options on currencies.

     Forward currency contracts involve a privately negotiated obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Currency swaps are agreements to exchange cash flows based on the notional difference between or among two or more currencies. See "Swap Agreements."

     The use of currency transactions to protect the value of a Fund's assets against a decline in the value of a currency does not eliminate potential losses arising from fluctuations in the value of the Fund's underlying securities. Further, the Funds may enter into currency transactions only with counterparties that a sub-adviser deems to be creditworthy.

     The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a Fund. A Fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purpose.

     A "settlement hedge" or "transaction hedge" is designed to protect a Fund against an adverse change in foreign currency value between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of the foreign currency involved in an underlying securities transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used by a Fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the sub-adviser.

     A Fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pounds' value. Such a hedge, sometimes referred to as a "position hedge," would tend to off-set both positive and negative currency fluctuations, but would not off-set changes in security values caused by other factors. A Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

     A Fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a Fund had sold a security denominated in the currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a Fund to assume the risk of fluctuations in the value of the currency it purchases.

     Successful use of currency management strategies will depend on the sub-adviser's skill in analyzing currency value. Currency management strategies may substantially change a Fund's investment exposure to changes in currency exchange rates and could result in losses to a Fund if currencies do not perform as the sub-adviser anticipates. For example, if a currency's value rose at a time when the sub-adviser had hedged a Fund by selling that currency in exchange for dollars, a Fund would not participate in the currency's appreciation. If the sub-adviser hedges currency exposure through proxy hedges, a Fund could realize currency losses from both the hedge and the security portion if the two currencies do not move in tandem. Similarly, if the sub-adviser increases a Fund's exposure to a foreign currency and that currency's value declines, a Fund will realize a loss. There is no assurance that the sub-adviser's use of currency management strategies will be advantageous to a Fund or that it will hedge at appropriate times.

     The Funds may also enter into options and futures contracts relative to foreign currency to hedge against fluctuations in foreign currency rates, and for other investment purposes. See "Options and Futures Contracts" for a discussion of risk factors relating to foreign currency transactions including options and futures contracts related thereto.

     OPTIONS AND FUTURES CONTRACTS In seeking to protect against the effect of changes in equity market values, currency exchange rates or interest rates that are adverse to the present or prospective position of the Funds, for cash flow management, and, for other investment purposes, each Fund, except Money Market Fund, may employ certain hedging, return enhancement and risk management techniques, including the purchase and sale of options contracts, futures contracts and options on futures contracts, any of which may involve equity and debt securities and foreign currencies, aggregates of equity and debt securities, indices of prices of equity and debt securities and other financial indices or instruments. Each Fund, except Money Market Fund, may also invest in futures contracts and options thereon with respect to interest rates and may enter into options on swap agreements. A Fund's ability to engage in these practices may be limited by tax considerations and certain other legal considerations.

     A Fund may write covered options and purchase put and call options on individual securities as a partial hedge against an adverse movement in the security and in circumstances consistent with the objective and policies of the Fund. This strategy limits potential capital appreciation in the portfolio securities subject to the put or call option.

     The Funds may also write covered put and call options and purchase put and call options on foreign currencies to hedge against the risk of foreign exchange rate fluctuations on non-dollar securities they hold or intend to purchase. For example, if a Fund enters into a contract to purchase non-dollar securities, it could effectively establish the maximum U.S. dollar cost of the securities by purchasing call options on the appropriate currency. Similarly, if a Fund held non-dollar securities and anticipated a decline in the value of that currency against the U.S. dollar, the Fund could hedge against such a decline by purchasing a put option on the foreign currency involved.

     Aggregates are composites of equity or debt securities that are not tied to a commonly known index. An index is a measure of the value of a group of securities or other interests. An index assigns relative values to the securities included in that index, and the index fluctuates with changes in the market value of those securities. A Fund may purchase put and call options and write covered put and call options on aggregates of equity and debt securities, and may enter into futures contracts and options thereon for the purchase or sale of aggregates of equity and debt securities, indices of equity and debt securities and other financial indices or instruments.

     The Funds may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Funds' immediate obligations. The Funds may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Funds will also segregate or designate on their books liquid assets equivalent to the amount, if any, by which the put is "in the money."

     The Funds may write or purchase put and call swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.

     A Fund may only write covered options. See "Asset Coverage" below.

     A futures contract is an agreement between two parties to buy and sell a security or financial instrument for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or financial instrument. An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract to the writer of the option, at a specified price and on or before a specified expiration date.

     Each Fund (except Money Market Fund) may invest in futures contracts and options thereon ("futures options") with respect to, but not limited to, equity and debt securities and foreign currencies, aggregates of equity and debt securities, interest rates, and indices of prices of equity and debt securities and other financial indices or instruments.

     A Fund may purchase or sell foreign currency futures contracts, and write put and call options and purchase put and call options on such futures contracts. For example, a Fund may use foreign currency futures contracts when it anticipates a general weakening of the foreign currency exchange rate that could adversely affect the market values of the Fund's non-dollar securities holdings. In this case, the sale of futures contracts on the underlying currency may reduce the risk of a reduction in market value caused by foreign currency variations and, by so doing, provide an alternative to the liquidation of securities positions in the Fund and resulting transaction costs. When the Fund anticipates a significant foreign exchange rate increase while intending to invest in a non-dollar security, the Fund may purchase a foreign currency futures contract to hedge or partially hedge against a rise in foreign exchange rates pending completion of the anticipated transaction. Such a purchase of a futures contract would serve as a temporary measure to protect the Fund against any rise in the foreign exchange rate that may add additional costs to acquiring the non-dollar security.

     A Fund similarly may use futures contracts on equity and debt securities to hedge against fluctuations in the value of securities it owns or expects to acquire. Futures contracts on individual securities are regulated as both securities and as futures contracts, and are subject to higher margin requirements than other kinds of futures contracts. Because these contracts relate to the securities of a single issuer, they can be expected to be subject to greater price volatility than futures contracts that relate to a diversified group of securities represented in an aggregate or an index. The volume, breadth, efficiency and other attributes may be limited. A Fund's use of these kind of futures contracts will depend to a large degree on how this market develops.

     The Funds may purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate at limited risk. A Fund may purchase a call option on a foreign currency futures contract to hedge against a rise in the foreign exchange rate while intending to invest in a non-dollar security of the same currency. A Fund may purchase put options on foreign currency futures contracts to hedge against a decline in the foreign exchange rate or the value of its non-dollar securities. A Fund may write a call option on a foreign currency futures contract as a partial hedge against the effects of declining foreign exchange rates on the value of non-dollar securities and in circumstances consistent with the Fund's investment objectives and policies.

     Options on indices are settled in cash, not in delivery of securities. The exercising holder of an index option receives, instead of a security, cash equal to the difference between the closing price of the securities index and the exercise price of the option.

     The Companies, on behalf of the Funds, have filed with the National Futures Association a notice claiming an exclusion from the definition of the term "commodity pool operator" ("CPO") under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to the Funds' operation. Accordingly, the Funds are not subject to registration or regulation as a CPO.

     Although any one Fund may not employ all or any of the foregoing strategies, its use of options, futures and options thereon and forward currency contracts (as described under "Currency Transactions") would involve certain investment risks and transaction costs to which it might not be subject were such strategies not employed. Such risks include: (1) dependence on the ability of a sub-adviser to predict movements in the prices of individual securities, fluctuations in the general securities markets or market sections and movements in interest rates and currency markets, (2) imperfect correlation between movements in the price of the securities or currencies hedged or used for cover,
(3) the fact that skills and techniques needed to trade options, futures contracts and options thereon or to use forward currency contracts are different from those needed to select the securities in which a Fund invests, (4) lack of assurance that a liquid secondary market will exist for any particular option, futures contract, option thereon or forward contract at any particular time, which may affect a Fund's ability to establish or close out a position, (5) possible impediments to effective portfolio management or the ability to meet current obligations caused by the segregation of a large percentage of a Fund's assets to cover its obligations, and (6) the possible need to defer closing out certain options, futures contracts, options thereon and forward contracts in order to continue to qualify as a "regulated investment company" for tax purposes. In the event that the anticipated change in the price of the securities or currencies that are the subject of such a strategy does not occur, a Fund may have been in a better position had it not used such a strategy.

     SWAP AGREEMENTS The Funds (except as noted below) may purchase or sell derivative instruments (which derive their value from another instrument, security or loan, index or currency) to enhance return, to hedge against fluctuations in securities or loans prices, interest rates or currency exchange rates, to change the duration of obligations held by these Funds, or as a substitute for the purchase or sale of loans, securities or currencies. Each Fund, except Money Market Fund, may enter into currency swaps (except Short Duration Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund), interest rate swaps, swaps on specific securities or indices, and other types of swap agreements such as caps, collars, floors and credit derivatives and options thereon. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate multiplied by a "notional principal amount," in return for payments equal to a fixed rate multiplied by the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

     In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

     Each Fund may enter into event linked swaps, including credit default swaps. The credit default swap market allows a Fund to manage credit risk through buying and selling credit protection on a specific name, an index, or a basket of names. The transactions are documented through swap documents. A "buyer" of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The "seller" of credit protection receives a premium and agrees to assume the credit risk of an issuer upon the occurrence of certain events. A Fund will generally not buy protection on issuers that are not currently held by such Fund. However, each Fund may engage in credit default swap trades on single names, indices and baskets to manage asset class exposure and to capitalize on spread differentials in instances where there is not complete overlap between such Fund's holdings or exposures and the reference entities in the credit default swap. Also see Other Derivatives and Structured Investments, below.

     Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to exchange floating rate payments for fixed rate payments, the swap agreement would tend to decrease the Fund's exposure to rising interest rates. Another example would be for a Fund to exchange interest payments for inflation-linked payments. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield.

     The Funds usually enter into swaps on a net basis. The net amount of the excess, if any, of a Fund's obligations over its entitlement with respect to each interest rate swap will be covered by an amount consisting of designated liquid assets having an aggregate net asset value at least equal to the accrued excess. If a Fund enters into a swap on other than a net basis, the Fund will designate the full amount of the Fund's obligations under each such swap. The Fund may enter into swaps, caps, collars and floors with member banks of the Federal Reserve System, members of the New York Stock Exchange or other entities determined by the applicable sub-adviser to be creditworthy. If a default occurs by the other party to such transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction but such remedies may be subject to bankruptcy and insolvency laws which could affect such Fund's rights as a creditor.

     The swap market has grown substantially in recent years with a large number of banks and financial services firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, collars and floors are more customized in nature and accordingly, are less liquid than swaps. There can be no assurance, however, that a Fund will be able to enter into interest rate swaps or to purchase interest rate caps, collars or floors at prices or on terms the applicable sub-adviser, as appropriate, believes are advantageous to such Fund. In addition, although the terms of swaps, caps, collars and floors may provide for termination, there can be no assurance that a Fund will be able to terminate an interest rate swap or to sell or offset interest rate caps, collars or floors that it has purchased. Swaps, caps, collars and floors are considered by the SEC to be illiquid.

     The Funds may use interest rate swaps for risk management purposes and not as a speculative investment. The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of a Fund's portfolio securities and depends on the applicable sub-adviser's ability to predict correctly the direction and degree of movements in interest rates. Although the Funds believe that use of the hedging and risk management techniques described above will benefit the Funds, if the applicable sub-adviser's judgment about the direction or extent of the movement in interest rates is incorrect, a Fund's overall performance would be worse than if it had not entered into any such transactions. For example, if a Fund had purchased an interest rate swap or an interest rate floor to hedge against its expectation that interest rates would decline but instead interest rates rose, such Fund would lose part or all of the benefit of the increased payments it would receive as a result of the rising interest rates because it would have to pay amounts to its counterparties under the swap agreement or would have paid the purchase price of the interest rate floor.

     The Funds may also be subject to the risk that the counterparty in a derivative transaction will default on its obligations. Derivative transactions generally involve the risk of loss due to unanticipated adverse changes in securities and loans prices, interest rates, indices or currency exchange rates, the inability to close out a position, imperfect correlation between a position and the desired hedge, tax constraints on closing out positions and portfolio management constraints on securities and loans subject to such transactions. The potential loss on derivative instruments may be substantial relative to the initial investment therein. In addition, the Funds may lose the entire premium paid for purchased options that expire before they can be profitably exercised. The Funds incur transaction costs in opening and closing positions in derivative instruments. There can be no assurance that the use of derivative instruments will be advantageous.

     ASSET SWAPS Advisers Fund and Income Fund will be permitted to purchase asset swaps where the underlying issue would otherwise be eligible for purchase by the Fund. An asset swap is a structure in which a security, for example a convertible bond, which has various components is divided into those components which are sold to different investors. With a convertible bond asset swap, the equity component of the bond is separated from the fixed income component through the use of a swap. The result of the transaction for the purchaser of the fixed income component is that it obtains exposure to the issuer which is similar to the exposure it would have received had it purchased a traditional fixed income instrument of the issuer. Counterparty risk, as described under "Swap Agreements," is the primary risk of asset swaps.

     ILLIQUID INVESTMENTS Each Fund is permitted to invest in illiquid securities or other illiquid investments. A Fund will not, however, acquire illiquid securities or investments if 15% of its net assets (10% for each of Inflation Plus Fund and Money Market Fund) would consist of such securities or investments. Illiquid investments are ones that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine a Fund's net asset value. A Fund may not be able to sell illiquid securities or other investments when a sub-adviser considers it desirable to do so or may have to sell such securities or other investments at a price that is lower than the price that could be obtained if the securities or other investments were more liquid. A sale of illiquid securities or investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities also may be more difficult to value due to the lack of reliable market quotations for such securities or investments, and investments in them may have an adverse impact on a Fund's net asset value. In addition, issuers of restricted securities may not be subject to the disclosure requirements and other investor protection requirements that would be applicable if their securities were publicly traded. Each Fund may purchase certain restricted securities (known as Rule 144A securities) that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the respective Company's board of directors.

     Under current interpretations of the SEC Staff, the following types of investments in which a Fund may invest are considered illiquid: (1) repurchase agreements maturing in more than seven days, (2) certain restricted securities (securities whose public resale is subject to legal or contractual restrictions), (3) option contracts, with respect to specific securities, not traded on a national securities exchange that are not readily marketable, and
(4) any other securities or investments in which a Fund may invest that are not readily marketable.

     WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES Each Fund is permitted to purchase or sell securities on a when-issued or delayed-delivery basis. When-issued or delayed-delivery transactions arise when securities are purchased or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. While the Funds generally purchase securities on a when-issued basis with the intention of acquiring the securities, the Funds may sell the securities before the settlement date if a sub-adviser deems it advisable. Distributions attributable to any gains realized on such a sale would be taxable to shareholders. At the time a Fund makes the commitment to purchase securities on a when-issued basis, it records the transaction and thereafter reflects the value, each day, of the security in determining the net asset value of the Fund. At the time of delivery of the securities, the value may be more or less than the purchase price. Floating Rate Fund may purchase or sell undrawn or delayed draw loans.

     DOLLAR ROLLS In connection with their ability to purchase securities on a when-issued or forward commitment basis, Advisers Fund, High Yield Fund, High Yield Municipal Bond Fund, Income Fund, Inflation Plus Fund, Short Duration Fund, Strategic Income Fund, Total Return Bond Fund and U.S. Government Securities Fund may enter into "dollar rolls" in which such Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. For purposes of this section only, each of Advisers Fund, High Yield Fund, High Yield Municipal Bond Fund, Income Fund, Inflation Plus Fund, Short Duration Fund, Strategic Income Fund, Total Return Bond Fund and U.S. Government Securities Fund may be referred to as a "Fund," or, collectively, the "Funds." The Funds give up the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase plus any fee income received. Unless such benefits exceed the income and capital appreciation that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of dollar rolls. The benefits derived from the use of dollar rolls may depend, among other things, upon the ability of a sub-adviser, as appropriate, to predict interest rates correctly. There is no assurance that dollar rolls can be successfully employed. In addition, the use of dollar rolls by a Fund while remaining substantially fully invested increases the amount of a Fund's assets that are subject to market risk to an amount that is greater than such Fund's net asset value, which could result in increased volatility of the price of such Fund's shares. Moreover, the entry into dollar rolls involves potential risks that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a Fund's right to purchase from the counterparty may be restricted. Also, the value of the underlying security may change adversely before a Fund is able to purchase them, or a Fund may be required to purchase securities in connection with a dollar roll at a higher price than may be otherwise available on the open market. Further, because the counterparty may deliver a similar, not identical, security, a Fund may be required to buy a security under the dollar roll that may be of less value than an identical security would have been.

OTHER INVESTMENT COMPANIES Each fund is permitted to invest in other investment companies, including investment companies which may not be registered under the 1940 Act, such as holding company depository receipts ("HOLDRs"), but not as part of its principal investment strategy. The funds of funds are permitted to invest in a combination of other Hartford mutual funds (the Underlying Funds) as part of their principal investment strategy. Securities in certain countries are currently accessible to the funds only through such investments. The investment in other investment companies is limited in amount by the 1940 Act, and will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

     A fund's investments in investment companies may include various ETFs, subject to the fund's investment objective, policies, and strategies as described in the prospectus. ETFs are baskets of securities that, like stocks, trade on exchanges such as the American

Stock Exchange and the New York Stock Exchange. ETFs are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector, or a particular segment of a securities index or market sector.

     ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector. Trading in an ETF may be halted if the trading in one or more of the ETF's underlying securities is halted. Although expense ratios for ETFs are generally low, frequent trading of ETFs by a fund can generate brokerage expenses.

     Generally, a fund, other than a fund of funds with respect to the Underlying Funds, will not purchase securities of an investment company if, as a result: (1) more than 10% of the fund's total assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any such investment company being held by the fund, or (3) more than 5% of the fund's total assets would be invested in any one such investment company. Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETF's shares beyond the above statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing fund. The Funds may rely on these exemptive orders to invest in ETFs.

     REITS Each Fund, except U.S. Government Securities Fund, may invest in real estate investment trusts ("REITs"), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). By investing in a REIT, a Fund will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Fund.

     Investing in REITs involves certain risks. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs are also subject to interest rate risks.

LENDING PORTFOLIO SECURITIES Subject to its investment restrictions set forth under "Investment Objectives and Policies", each Fund may lend its portfolio securities to broker-dealers and other institutions as a means of earning additional income. A borrower is required to deposit cash or liquid securities as collateral that at all times will be at least equal to 100% of the market value of the loaned securities; cash collateral is invested for the benefit of each respective Fund by each Fund's lending agent pursuant to collateral investment guidelines approved by the board of directors. A Fund does not have the right to receive dividends in respect of loaned securities, but the borrower is required to pay the respective Fund any dividends or distributions accruing on the loaned securities. A Fund also does not have the right to vote proxies for securities on loan, but the Fund may recall the loaned securities in order to vote the proxies. The Fund's right to recall the loaned securities for purposes of voting proxies may not be exercised in order to earn additional income on the loan. For information about additional instances in which each Fund's sub-adviser may not vote proxies, see "Proxy Voting Policies and Procedures."

While securities are on loan, each Fund is subject to: the risk that the borrower may default on the loan and that the collateral could be inadequate in the event the borrower defaults, the risk that the earnings on the collateral invested may not be sufficient to pay fees incurred in connection with the loan, the risk that the principal value of the collateral invested may decline and may not be sufficient to pay back the borrower for amount of the collateral posted, the risk that the borrower may use the loaned securities to cover a short sale which may place downward pressure on the market prices of the loaned securities, the risk that return of loaned securities could be delayed and could interfere with portfolio management decisions, and the risk that any efforts to recall the securities for purposes of voting may not be effective.

     ASSET COVERAGE To the extent required by SEC guidelines, a Fund will only engage in transactions that expose it to an obligation to another party if it owns either (1) an offsetting position for the same type of financial asset, or
(2) cash or liquid securities, designated on the Fund's books or held in a segregated account, with a value sufficient at all times to cover its potential obligations not covered as provided in (1). Assets used as offsetting positions, designated on the Fund's books, or held in a segregated account cannot be sold while the position(s) requiring cover is open unless replaced with other appropriate assets. As a result, the commitment of a large portion of assets to be used as offsetting positions or to be designated or segregated in such a manner could impede portfolio management or the ability to meet redemption requests or other current obligations.

     BORROWING Each Fund may borrow money to the extent set forth under "Investment Objectives and Policies." The Funds do not intend to borrow for leverage purposes, except as may be set forth under "Investment Objectives and Policies." Interest paid on borrowings will decrease the net earnings of a Fund and will not be available for investment.

     OTHER DERIVATIVES AND STRUCTURED INVESTMENTS Capital Appreciation Fund, Floating Rate Fund, High Yield Fund, High Yield Municipal Bond Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund may enter into total return swaps and credit default swaps as well as instruments that have a greater or lesser credit risk than the security or loan underlying that instrument. If these strategies do not work as intended, Floating Rate Fund, High Yield Fund, High Yield Municipal Bond Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund may not achieve their goal.

     Floating Rate Fund, High Yield Fund, High Yield Municipal Bond Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund may obtain exposure to fixed and floating rate bonds and loans and baskets of fixed and floating rate bonds and loans through the use of derivative instruments. Such derivative instruments have recently become increasingly available. Hartford Investment Management reserves the right to utilize these instruments and similar instruments that may be available in the future. For example, Floating Rate Fund, High Yield Fund, High Yield Municipal Bond Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund may invest in derivative instruments known as the Dow Jones CDX ("CDX") or other similarly structured products in funded or unfunded form. CDXs are indices of credit default swaps designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. The CDX reference baskets are priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. While investing in CDXs will increase the universe of bonds and loans to which Floating Rate Fund, High Yield Fund, High Yield Municipal Bond Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund is exposed, such investments entail risks that are not typically associated with investments in other debt instruments. The liquidity of the market for CDXs will be subject to liquidity in the secured loan and credit derivatives markets. Investment in CDXs involves many of the risks associated with investments in derivative instruments discussed generally above. See Swap Agreements.

     The Funds (other than Money Market Fund) may invest in credit-linked notes ("CLN") for risk management purposes, including diversification. A CLN is a derivative instrument. It is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation). In addition to credit risk of the reference obligations and interest rate risk, the buyer/seller of the CLN is subject to counterparty risk.

     The Funds (other than Money Market Fund) may also invest in "structured" notes and other related instruments, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an "embedded index"), such as selected debt obligations or debt or equity securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indices reflecting bonds. Structured instruments may be issued by corporations, including banks, as well as by governmental agencies. Structured instruments frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances. The terms of such structured investments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by the application of a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

     The Funds (other than Money Market Fund) may utilize structured instruments for investment purposes and also for risk management purposes, such as to reduce the duration and interest rate sensitivity of a Fund's portfolio. While structured instruments may offer the potential for a favorable rate of return from time to time, they also entail certain risks. Structured instruments may be less liquid than other debt securities, and the price of structured instruments may be more volatile. In some cases, depending on the terms of the embedded index, a structured instrument may provide that the principal and/or interest payments may be adjusted below zero. Structured instruments also may involve significant credit risk and risk of default by the counterparty. Although structured instruments are not necessarily illiquid, the Funds believe that currently most structured instruments are illiquid. Like other sophisticated strategies, a Fund's use of structured instruments may not work as intended. If the value of the embedded index changes in a manner other than that expected by the Funds, principal and/or interest payments received on the structured instrument may be substantially less than expected. Also, if a Fund uses structured instruments to reduce the duration of a Fund's portfolio, this may limit the Fund's return when having a longer duration would be beneficial (for instance, when interest rates decline).

          Checks and Balances Fund, High Yield Municipal Bond Fund, Income Fund, Strategic Income Fund and Total Return Bond Fund may invest in "event-linked bonds". Event-linked bonds result in gains or losses that usually are contingent upon, or formulaically related to, defined triggers. Some examples of triggers are hurricanes, earthquakes, weather-related events, or statistics relating to such events. Event-linked bonds may also be referred to as "catastrophe bonds". If a trigger occurs, a fund may lose a portion or its entire principal invested in the bond. Event-linked bonds may provide for an extension of maturity to process and audit loss claims if a trigger has, or possibly has, occurred. Such extension may increase volatility. Event-lined bonds may also expose a fund to other unanticipated risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

     The Funds (other than Money Market Fund) may invest in securities trusts, which are investment trust vehicles that maintain portfolios comprised of underlying debt securities that are generally unsecured. These instruments are purchased in the cash markets and vary as to the type of underlying security, but include such underlying securities as corporate investment grade and high yield bonds and credit default swaps. Examples include TRAINS, TRACERS, CORE and funded CDX. Holders of interests in these structured notes receive income from the trusts in respect of principal or interest paid on the underlying securities. By investing in such notes, a Fund will indirectly bear its proportionate share of any expenses paid by such notes in addition to the expenses of such Fund.

     Investments in these structured products are subject to the same risks that would be associated with direct investments in the underlying securities of the structured notes. These risks include substantial market price volatility resulting from changes in prevailing interest rates; default or bankruptcy of issuers of the underlying securities; subordination to the prior claims of banks and other senior lenders in the case of default; and early repayment by issuers during periods of declining interest rates because of mandatory call or redemption provisions. In addition, structured note products may have difficulty disposing of the underlying securities because of thin trading markets.

     The portfolio turnover rate for Inflation Plus Fund was significantly higher in fiscal year 2007 than in fiscal year 2006 primarily because of increased opportunities in the market during the year. The portfolio turnover rate for International Growth Fund was significantly higher in fiscal year 2007 than in fiscal year 2006 primarily because turnover tends to be higher when the market is more volatile as it presents more potential opportunities. The portfolio turnover rates for MidCap Growth Fund and Select MidCap Value Fund were significantly higher in fiscal year 2007 than in fiscal year 2006 primarily because of a change in the funds' portfolio management team. The portfolio turnover rates for Total Return Bond Fund and U.S. Government Securities Fund were significantly lower in fiscal year 2007 than in fiscal year 2006 primarily due to general conditions in fixed income markets providing less opportunity to do tactical trades versus the prior year.

     DISCLOSURE OF PORTFOLIO HOLDINGS The Funds will disclose their complete month-end portfolio holdings on the Funds' website at www.hartfordinvestor.com no earlier than 30 calendar days after the end of each month. The Funds also will disclose their largest ten holdings or largest ten issuers on the Funds' website no earlier than 15 days after the end of each month. No information concerning portfolio holdings of a Fund that may be harmful to the Fund is permitted to be disclosed except in accordance with the Fund's policy. The Fund's CCO and Chief Legal Officer will be responsible for determining whether the release of information may be harmful to the Fund.

     Each Fund, the Fund's investment manager, the Fund's distributor (collectively, "Hartford") or the Fund's investment sub-adviser also may disclose portfolio holdings on a more frequent basis in accordance with the following requirements. Each portfolio holdings disclosure arrangement or practice must be approved by the Fund's CCO and at least one other Fund officer, based on a finding that such Fund has a legitimate business purpose for the arrangement or practice, it is in the interests of Fund shareholders.

     Portfolio holdings are disclosed to the Funds' custodian, independent registered public accounting firm, pricing service vendors and other persons who provide systems or software support in connection with Fund operations, including accounting, compliance support and pricing, to the extent they require access to such information in order to fulfill their contractual obligations to the Funds, and only in accordance with the above requirements. Portfolio holdings may also be disclosed to persons assisting a Fund or its sub-adviser in the voting of proxies, securities lending agents, and to a Fund's bank lenders. In connection with managing a Fund, such Fund's investment manager or sub-adviser may disclose the Fund's portfolio holdings to third-party vendors that provide analytical systems services to the Fund's investment manager or sub-advisers on behalf of the Fund, and to certain third party industry information vendors, institutional investment consultants, and asset allocation service providers. With respect to each of these entities, portfolio holdings information will be released only in accordance with the above requirements. From time to time, a Fund may disclose portfolio holdings to other parties to the extent necessary in connection with actual or threatened litigation.

     The Funds have entered into ongoing arrangements to disclose portfolio holdings to the following entities:


          Banc of America Securities LLC

          BlackRock Financial Management, Inc.
          Bowne & Co., Inc. (Financial printers)
          Broadridge Financial Solutions, Inc.
          Brown Brothers Harriman & Co.
          Class Action Claims Management
          Confluence Technologies
          Ernst & Young LLP (each Fund's Independent Registered Public Accounting Firm)
          FactSet Research Systems Inc.
          Glass Lewis
          Investment Technology Group, Inc.
          J.P. Morgan Securities, Inc.
          Lipper Inc.
          Mellon Bank, N.A.
          Merrill Lynch, Pierce, Fenner & Smith
          State Street Bank and Trust Company (each Fund's Custodian and Securities Lending Agent)
          State Street Investment Management Solutions
          Strategic Advisors, Inc.
          The Bank of New York
          The Goldman Sachs Trust Company, d/b/a Boston Global Advisors Wolters Kluwer Financial Services


     Portfolio holdings are disclosed at various times to Lipper Inc. (on a monthly basis with a lag time of two days) in order to fulfill its obligations to the Funds. Portfolio holdings are disclosed on a daily basis to Banc of America Securities LLC, BlackRock Financial Management, Inc., Boston Global Advisors, Broadridge Financial Solutions, Inc., Brown Brothers Harriman & Co., FactSet Research Systems Inc., Glass Lewis, Mellon Bank, N.A., State Street Bank and Trust Company, State Street Investment Management Solutions and The Bank of New York. Portfolio holdings are disclosed on a weekly basis to Investment Technology Group, Inc. (for certain Funds) with no lag time. Portfolio holdings are disclosed to J.P. Morgan, Class Action Claims Management, Strategic Advisors, Inc. and Wolters Kluwer Financial Services on a monthly basis, with lag times of five calendar days, two days, fifteen business days and two days, respectively. Portfolio holdings are disclosed to Confluence Technologies, Merrill Lynch, Pierce, Fenner & Smith and Bowne & Co., Inc. on a quarterly basis, with lag times of three, five and ten business days, respectively. Portfolio holdings are disclosed to the Funds' independent registered public accounting firm at least annually and otherwise upon request as necessary to enable the Funds' independent registered public accounting firm to provide services to the Funds, with no lag time. Additionally, when purchasing and selling its portfolio securities through broker-dealers, requesting bids on securities, or obtaining price quotations on securities, the Funds may disclose one or more of their portfolio securities to the party effecting the transaction or providing the information.


     Additionally, Hartford or its sub-advisers may provide oral or written information ("portfolio commentary") about a Fund, including, but not limited to, how the Fund's investments are divided among various sectors, industries, countries, value and growth stocks, small, mid and large-cap stocks, among stocks, bonds, currencies and cash, types of bonds, bond maturities, bond coupons and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to Fund performance. Hartford or its sub-advisers may also provide oral or written information ("statistical information") about various financial characteristics of a Fund or its underlying portfolio securities including, but not limited to, beta, duration, maturity, Sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, tracking error, weighted average quality, market capitalization, percent debt to equity, dividend yield or growth, default rate, portfolio turnover, risk and style characteristics or other similar information. This portfolio commentary and statistical information about a Fund may be based on the Fund's most recent quarter-end portfolio or on some other interim period such as month-end. The portfolio commentary and statistical information may be provided to members of the press, shareholders in a Fund, persons considering investing in a Fund or representatives of such shareholders or potential shareholders, such as financial intermediaries and fiduciaries of a 401(k) plan or a trust and their advisers. The content and nature of the information provided to each of these persons may differ.

     Hartford and its sub-advisers have implemented procedures reasonably designed to ensure that (1) any disclosure of a Fund's portfolio securities is made pursuant to a practice or arrangement approved in accordance with the policy; (2) personnel who are in a position to disclose Fund portfolio holdings are appropriately trained to comply with the Funds' policies regarding the disclosure of portfolio holdings and (3) each approved disclosure arrangement or practice is documented by the Funds' chief compliance officer or his/her designee.

     In no event will the Hartford or its sub-advisers or any affiliate thereof be permitted to receive compensation or other consideration in connection with the disclosure of Fund portfolio holdings.

     The Funds' chief compliance officer is responsible for addressing conflicts of interest between the interests of Fund shareholders, on the one hand, and the interests of the Funds' investment manager, investment sub-adviser, principal underwriter, or any affiliated person of a Fund, its investment manager, investment sub-adviser, or its principal underwriter, on the other. Every violation of the portfolio holdings disclosure policy must be reported to the Funds' chief compliance officer.

     The Board of Directors of the Funds reviews and approves the Funds' policy on disclosure of portfolio holdings. The Chief Compliance Officer for the Funds' investment manager will provide summaries of all newly approved arrangements and will report exceptions to and material violations of this policy to the Board of Directors of the Funds. There can be no assurance, however, that the Funds' portfolio holdings disclosure policy will prevent the misuse of such information by individuals or firms that receive such information.

                                 FUND MANAGEMENT

     Each Company has a board of directors, who elect officers who are responsible for the day-to-day operations of the Funds and who execute policies formulated by the directors. With respect to the funds of funds, if the interests of a fund of funds and an Underlying Fund were to diverge, a conflict of interest could arise and affect how the directors fulfill their fiduciary duties to the affected Funds. HIFSCO has structured the funds of funds to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, HIFSCO and the directors would take reasonable steps to minimize and, if possible, eliminate the conflict.

     The following tables set forth various information about the directors and officers of the Companies. The first table relates to those directors who are deemed not to be "interested persons" of the Companies, as that term is defined in the 1940 Act (i.e., "non-interested directors"), while the second table provides information about the Companies' "interested" directors and the Companies' officers.

NON-INTERESTED DIRECTORS

                                                                                                    NUMBER OF
                                                                                                   PORTFOLIOS
                                             TERM OF                                                 IN FUND          OTHER
                             POSITION      OFFICE* AND                                               COMPLEX      DIRECTORSHIPS
                             HELD WITH      LENGTH OF         PRINCIPAL OCCUPATION(S) DURING       OVERSEEN BY       HELD BY
NAME, AGE AND ADDRESS      EACH COMPANY    TIME SERVED                 PAST 5 YEARS                  DIRECTOR        DIRECTOR
-------------------------  ------------  --------------  ----------------------------------------  -----------  -----------------
LYNN S. BIRDSONG           Director      Since 2003      Since 1981, Mr. Birdsong has been a            90      Mr. Birdsong is a
(age 61)                                                 partner in Birdsong Company, an                        Director of The
c/o Hartford Mutual Funds                                advertising specialty firm. Since 2003,                Japan Fund.
P.O. Box 2999                                            Mr. Birdsong has been an independent
Hartford, CT 06104-2999                                  director of The Japan Fund. From 2003 to
                                                         March 2005, Mr. Birdsong was an
                                                         independent director of the Atlantic
                                                         Whitehall Funds. From 1979 to 2002, Mr.
                                                         Birdsong was a managing director of
                                                         Zurich Scudder Investments, an
                                                         investment management firm. During his
                                                         employment with Scudder, Mr. Birdsong
                                                         was an interested director of The Japan
                                                         Fund. Mr. Birdsong is also a Director of
                                                         The Hartford Income Shares Fund, Inc.,
                                                         Hartford Series Fund, Inc. and Hartford
                                                         HLS Series Fund II, Inc.

ROBERT M. GAVIN            Director and  Director since  Dr. Gavin is an educational consultant.        90             N/A
(age 67)                   Chairman of   2002(1)         Prior to September 1, 2001, he was
c/o Hartford Mutual Funds  the Board     Director since  President of Cranbrook Education
P.O. Box 2999                            1986(2)         Community; and prior to July 1996, he
Hartford, CT 06104-2999                  Chairman of     was President of Macalester College, St.
                                         the Board for   Paul, Minnesota. Dr. Gavin is also a
                                         each Company    Director and Chairman of the Board of
                                         since 2004      Directors of The Hartford Income Shares
                                                         Fund, Inc., Hartford Series Fund, Inc.
                                                         and Hartford HLS Series Fund II, Inc.

DUANE E. HILL              Director      Since           Mr. Hill is a Partner of TSG Ventures          90             N/A
(age 62)                                 2001(1)         L.P., a private equity investment
c/o Hartford Mutual Funds                Since           company. Mr. Hill is a former partner of
P.O. Box 2999                            2002(2)         TSG Capital Group, a private equity
Hartford, CT 06104-2999                                  investment firm that serves as sponsor
                                                         and lead investor in leveraged buyouts
                                                         of middle market companies. Mr. Hill is
                                                         also a Director of The Hartford Income
                                                         Shares Fund, Inc., Hartford Series Fund,
                                                         Inc. and Hartford HLS Series Fund II,
                                                         Inc.

SANDRA S. JAFFEE           Director      Since 2005      Ms. Jaffee is Chief Executive Officer of       90             N/A
(age 66)                                                 Fortent (formerly Searchspace Group), a
c/o Hartford Mutual Funds                                leading provider of
P.O. Box 2999                                            compliance/regulatory technology to
Hartford, CT 06104-2999                                  financial institutions. Ms. Jaffee
                                                         served as an Entrepreneur in Residence
                                                         with Warburg Pincus, a private equity
                                                         firm, from August 2004 to August 2005.
                                                         From September 1995 to July 2004, Ms.
                                                         Jaffee served as Executive Vice
                                                         President at Citigroup, where she was
                                                         President and CEO of Citibank's Global
                                                         Securities Services (1995-2003). Ms
                                                         Jaffee is also a Director of The
                                                         Hartford Income Shares Fund, Inc.,
                                                         Hartford Series Fund, Inc. and Hartford
                                                         HLS Series Fund II, Inc.

WILLIAM P. JOHNSTON        Director      Since 2005      In February 2008, Mr. Johnston was             90      Mr. Johnston is
                                                         elected to

(age 63)                                                 the Board of Directors of                              a Director of
c/o Hartford Mutual Funds                                HCR-ManorCare, Inc. In August 2007, Mr.                HCR-Manor Care,
P.O. Box 2999                                            Johnston was elected to the Board of                   Inc., LifeCare
Hartford, CT 06104-2999                                  Directors of LifeCare Holdings, Inc. In                Holdings, Inc.
                                                         July, 2006, Mr. Johnston was elected to                and Multi-Plan,
                                                         the Board of Directors of MultiPlan,                   Inc.
                                                         Inc. In June 2006, Mr. Johnston was
                                                         appointed as Senior Advisor to The
                                                         Carlyle Group, a global private equity
                                                         investment firm. In May 2006, Mr.
                                                         Johnston was elected to the Supervisory
                                                         Board of Fresenius Medical Care AG & Co.
                                                         KGaA, after its acquisition of Renal
                                                         Care Group, Inc. in March 2006. Mr.
                                                         Johnston joined Renal Care Group in
                                                         November 2002 as a member of the Board
                                                         of Directors and served as Chairman of
                                                         the Board from March 2003 through March
                                                         2006. From September 1987 to December
                                                         2002, Mr. Johnston was with Equitable
                                                         Securities Corporation (and its
                                                         successors, SunTrust Equitable
                                                         Securities and SunTrust Robinson
                                                         Humphrey) serving in various investment
                                                         banking and managerial positions,
                                                         including Managing Director and Head of
                                                         Investment Banking, Chief Executive
                                                         Officer and Vice Chairman. Mr. Johnston
                                                         is also a Director of The Hartford
                                                         Mutual Funds II, Inc., The Hartford
                                                         Income Shares Fund, Inc., Hartford
                                                         Series Fund, Inc. and Hartford HLS
                                                         Series Fund II, Inc.

PHILLIP O. PETERSON        Director      Since           Mr. Peterson is a mutual fund industry         90      Mr. Peterson is a
(age 63)                                 2002(1)         consultant. He was a partner of KPMG LLP               Director of the
c/o Hartford Mutual Funds                Since           until 1999. Mr. Peterson joined William                William Blair
P.O. Box 2999                            2000(2)         Blair Funds in February 2007 as a member               Funds.
Hartford, CT 06104-2999                                  of their board of trustees. From January
                                                         2004 to April 2005, Mr. Peterson served
                                                         as Independent President of the Strong
                                                         Mutual Funds. Mr. Peterson is also a
                                                         Director of The Hartford Income Shares
                                                         Fund, Inc., Hartford Series Fund, Inc.
                                                         and Hartford HLS Series Fund II, Inc.

LEMMA W. SENBET            Director      Since 2005      Dr. Senbet is the William E. Mayer Chair       90             N/A
(age 61)                                                 Professor of Finance at the University
c/o Hartford Mutual Funds                                of Maryland, Robert H. Smith School of
P.O. Box 2999                                            Business.  He was chair of the Finance
Hartford, CT 06104-2999                                  Department during 1998-2006. Previously
                                                         he was an endowed professor of finance
                                                         at the University of Wisconsin-Madison.
                                                         Also, Dr. Senbet was director of the
                                                         Fortis Funds from March 2000 until July
                                                         2002. Dr. Senbet served the finance
                                                         profession in various capacities,
                                                         including as director of the American
                                                         Finance Association and President of the
                                                         Western Finance Association. In 2006,
                                                         Dr. Senbet was inducted Fellow of
                                                         Financial Management Association
                                                         International for his career-long
                                                         distinguished scholarship and
                                                         professional service. Dr. Senbet is also
                                                         a Director of The Hartford Income Shares
                                                         Fund, Inc., Hartford Series Fund, Inc.
                                                         and Hartford HLS Series Fund II, Inc.

(1)  For The Hartford Mutual Funds, Inc.

(2)  For The Hartford Mutual Funds II, Inc.

* Term of Office: Each director may serve until his or her successor is elected and qualifies.

OFFICERS AND INTERESTED DIRECTORS


                                                                                                    NUMBER OF
                                                                                                   PORTFOLIOS
                                             TERM OF                                                 IN FUND          OTHER
                             POSITION      OFFICE* AND                                               COMPLEX      DIRECTORSHIPS
                             HELD WITH      LENGTH OF         PRINCIPAL OCCUPATION(S) DURING       OVERSEEN BY       HELD BY
NAME, AGE AND ADDRESS      EACH COMPANY    TIME SERVED                 PAST 5 YEARS                  DIRECTOR        DIRECTOR
-------------------------  ------------  --------------  ----------------------------------------  -----------  -----------------
THOMAS M. MARRA**          Director      Since 2002      Mr. Marra is President and Chief               90      Mr. Marra is a
(age 49)                                                 Operating Officer of The Hartford                      member of the
c/o Hartford Mutual Funds                                Financial Services Group, Inc. ("The                   Board of
P.O. Box 2999                                            Hartford"). He is also a member of the                 Directors of The
Hartford, CT 06104-2999                                  Board of Directors for The Hartford. Mr.               Hartford.
                                                         Marra was named President and COO of The
                                                         Hartford in 2007. He has served as COO
                                                         of Hartford Life, Inc. from 2000, as
                                                         President of Hartford Life, Inc. since
                                                         2002, and as Director of Hartford Life,
                                                         Inc.'s Investment Products Division from
                                                         1998 to 2000. Mr. Marra served as
                                                         Chairman of the Board of the Companies
                                                         from 2002 to 2004. He currently also
                                                         serves as a Director of The Hartford
                                                         Income Shares Fund, Inc., Hartford
                                                         Series Fund, Inc. and Hartford HLS
                                                         Series Fund II, Inc. and served as
                                                         Chairman of the Board of these companies
                                                         from 2002 to 2004.

LOWNDES A. SMITH**         Director      Since 1996(1)   Mr. Smith served as Vice Chairman of The       90      Mr. Smith is a
(age 68)                                 Since 2002(2)   Hartford from February 1997 to January                 Director of White
c/o Hartford Mutual Funds                                2002, as President and Chief Executive                 Mountains
P.O. Box 2999                                            Officer of Hartford Life, Inc. from                    Insurance Group,
Hartford, CT 06104-2999                                  February 1997 to January 2002, and as                  Ltd.
                                                         President and Chief Operating Officer of
                                                         The Hartford Life Insurance Companies
                                                         from January 1989 to January 2002. Mr.
                                                         Smith is also a Director of The Hartford
                                                         Income Shares Fund, Inc., Hartford
                                                         Series Fund, Inc. and Hartford HLS
                                                         Series Fund II, Inc.

DAVID M. ZNAMIEROWSKI**    Director      Director        Mr. Znamierowski has served as President       90             N/A
(age 47)                                 Since 1999(1)   of Hartford Investment Management
c/o Hartford Mutual Funds                Director        Company ("Hartford Investment
P.O. Box 2999                            Since 2005(2)   Management") since 2001 and Director
Hartford, CT 06104-2999                                  since 2002. Additionally, Mr.
                                                         Znamierowski serves as Chief Investment
                                                         Officer and Executive Vice President for
                                                         The Hartford and Hartford Life, Inc., as
                                                         Director, Chief Investment Officer and
                                                         Executive Vice President of Hartford
                                                         Life Insurance Company and as Chief
                                                         Investment Officer for Hartford
                                                         Administrative Services Company
                                                         ("HASCO").

JOHN C. WALTERS            President     Since 2007      Mr. Walters currently serves as               N/A             N/A
(age 46)                   and Chief                     President of U.S. Wealth Management
c/o Hartford Mutual Funds  Executive                     Division and Director of Hartford Life,
P.O. Box 2999              Officer                       Inc. Mr. Walters previously served as
Hartford, CT 06104-2999                                  Executive Vice President and Director of
                                                         the Investment Products Division of
                                                         Hartford Life, Inc. Mr. Walters also
                                                         serves as Co-Chief Executive Officer,
                                                         Co-President, and Director of Hartford
                                                         Life Insurance Company and Executive
                                                         Vice President of The Hartford. . Mr.
                                                         Walters is also Chief Executive Officer,
                                                         Manager and President of HIFSCO and HL
                                                         Advisors. In addition, Mr. Walters is
                                                         Vice President of The Hartford Income
                                                         Shares Fund, Inc., Hartford Series Fund,
                                                         Inc. and Hartford HLS Series Fund II,
                                                         Inc. Previously, Mr. Walters was with
                                                         First Union Securities.

ROBERT M. ARENA, JR.       Vice          Since 2006      Mr. Arena serves as Senior Vice               N/A             N/A
(age 39)                   President                     President of Hartford Life and heads its
c/o Hartford Mutual Funds                                Retail Product Management Group in the
P.O. Box 2999                                            U.S. Wealth Management Division.
Hartford, CT 06104-2999                                  Additionally, Mr. Arena is Director and
                                                         Senior Vice President of HASCO, Manager
                                                         and Senior Vice President/Business Line
                                                         Principal of Hartford Investment
                                                         Financial Services, LLC ("HIFSCO") and
                                                         Manager and Senior Vice President of HL
                                                         Investment Advisors LC ("HL Advisors").
                                                         Prior to joining The Hartford in 2004,
                                                         he was Senior Vice President in charge
                                                         of Product Management for American
                                                         Skandia/Prudential in the individual
                                                         annuities division. Mr. Arena had joined
                                                         American Skandia in 1996. In addition,
                                                         Mr. Arena is Vice President of The
                                                         Hartford Income Shares Fund, Inc.,
                                                         Hartford Series Fund, Inc. and Hartford
                                                         HLS Series Fund II, Inc.

TAMARA L. FAGELY           Vice          Since 2002(1)   Ms. Fagely has been Vice President of         N/A             N/A
(age 49)                   President,    Since 1993(2)   HASCO since 1998 and Chief Financial
c/o Hartford Mutual Funds  Controller                    Officer since 2006. Currently, Ms.
500 Bielenberg Drive       and                           Fagely is a Vice President of Hartford
Woodbury, MN 55125         Treasurer                     Life. She served as Assistant Vice
                                                         President of Hartford Life from December
                                                         2001 through May 2005. In addition, Ms.
                                                         Fagely is Chief Financial Officer and
                                                         Controller of HIFSCO and Vice President,
                                                         Controller and Treasurer of The Hartford
                                                         Income Shares Fund, Inc., Hartford
                                                         Series Fund, Inc. and Hartford HLS
                                                         Series Fund II, Inc.

BRIAN FERRELL              AML           Since 2008      Mr. Ferrell has served as Assistant Vice      N/A             N/A
(age 45)                   Compliance                    President and AML Compliance Officer for
c/o Hartford Mutual Funds  Officer                       The Hartford since 2006 and as AML
P.O. Box 2999                                            Compliance Officer for HASCO and
Hartford, CT 06104-2999                                  Hartford Investor Services Company, LLC
                                                         ("HISC") since 2008. Prior to joining
                                                         The Hartford in 2006, Mr. Ferrell held
                                                         various positions at the U.S. Department
                                                         of the Treasury (the "Treasury") from
                                                         2001 to 2006, where he served as Chief
                                                         Counsel for the Treasury's Financial
                                                         Crimes Enforcement Network ("FinCEN")
                                                         from 2005 - 2006.

THOMAS D. JONES III        Vice          Since 2006      Mr. Jones joined Hartford Life as Vice        N/A             N/A
(age 43)                   President                     President and Director of Securities
c/o Hartford Mutual Funds  and Chief                     Compliance in 2006 from SEI Investments
P.O. Box 2999              Compliance                    ("SEI"), where he served as Chief
Hartford, CT 06104-2999    Officer                       Compliance Officer for its mutual funds
                                                         and investment advisers. Prior to
                                                         joining SEI, Mr. Jones was First Vice
                                                         President and Compliance Director for
                                                         Merrill Lynch Investment Managers
                                                         (Americas) ("MLIM"), where he worked
                                                         from 1992-2004. In addition, Mr. Jones
                                                         is Vice President and Chief Compliance
                                                         Officer of The Hartford Income Shares
                                                         Fund, Inc., Hartford Series Fund, Inc.
                                                         and Hartford HLS Series Fund II, Inc.

EDWARD P. MACDONALD        Vice          Since 2005      Mr. Macdonald serves as Assistant             N/A             N/A
(age 40)                   President,                    General Counsel and Assistant Vice
c/o Hartford Mutual Funds  Secretary                     President of The Hartford and Chief
P.O. Box 2999              and Chief                     Legal Officer and Vice President of
Hartford, CT 06104-2999    Legal                         HIFSCO. He also serves as Vice President
                           Officer                       of HASCO, Assistant Vice President of
                                                         Hartford Life, and Chief Legal Officer,
                                                         Secretary and Vice President of HL
                                                         Advisors. Prior to joining The Hartford
                                                         in 2005, Mr. Macdonald was Chief
                                                         Counsel, Investment Management, with
                                                         Prudential Financial (formerly American
                                                         Skandia Investment Services, Inc.). He
                                                         joined Prudential in April 1999.
                                                         Additionally, Mr. Macdonald serves as
                                                         Vice President, Secretary and Chief
                                                         Legal Officer for The Hartford Income
                                                         Shares Fund, Inc., Hartford Series Fund,
                                                         Inc. and Hartford HLS Series Fund II,
                                                         Inc.

VERNON J. MEYER            Vice          Since 2006      Mr. Meyer serves as Senior Vice               N/A             N/A
(age 43)                   President                     President of Hartford Life and Director
c/o Hartford Mutual Funds                                of its Investment Advisory Group in the
P.O. Box 2999                                            U.S. Wealth Management Division. He also
Hartford, CT 06104-2999                                  serves as Senior Vice President of
                                                         HIFSCO and HL Advisors. Prior to joining
                                                         The Hartford in 2004, Mr. Meyer served
                                                         as Vice President and managing director
                                                         of MassMutual, which he joined in 1987.
                                                         In addition, Mr. Meyer is Vice President
                                                         of The Hartford Income Shares Fund,
                                                         Inc., Hartford Series Fund, Inc. and
                                                         Hartford HLS Series Fund II, Inc.

DENISE A. SETTIMI          Vice          Since 2005      Ms. Settimi currently serves as               N/A             N/A
(age 47)                   President                     Operations Officer and Assistant Vice
c/o Hartford Mutual Funds                                President of HASCO. She is also
500 Bielenberg Drive                                     Assistant Vice President of HIFSCO and
Woodbury, MN 55125                                       Hartford Life. Previously, Ms. Settimi
                                                         was with American Express Financial
                                                         Advisors, where she was Director of
                                                         Retirement Plan Services from 1997 to
                                                         2003. In addition, Ms. Settimi is a Vice
                                                         President of The Hartford Income Shares
                                                         Fund, Inc., Hartford Series Fund, Inc.
                                                         and Hartford HLS Series Fund II, Inc.


(1)  For The Hartford Mutual Funds, Inc.

(2)  For The Hartford Mutual Funds II, Inc.

* Term of Office: Each officer and director may serve until his or her successor is elected and qualifies.

** "Interested person", as defined in the 1940 Act, of the Company because of the person's affiliation with, or equity ownership of, HIFSCO, Hartford Investment Management or affiliated companies.

     STANDING COMMITTEES. Each board of directors has established an Audit Committee, a Compliance Committee, an Investment Committee and a Nominating Committee.

     Each Audit Committee currently consists of the following non-interested directors: Robert M. Gavin, Sandra S. Jaffee, William P. Johnston and Phillip O. Peterson. Each Audit Committee (i) oversees the Funds' accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers, (ii) assists the applicable board of directors in its oversight of the qualifications, independence and performance of the Funds' independent registered public accounting firm; the quality, objectivity and integrity of the Funds' financial statements and the independent audit thereof; and the performance of the Fund's internal audit function, and (iii) acts as a liaison between the Funds' independent registered public accounting firm and the respective full board. The Funds' independent registered accounting firm reports directly to the Audit Committees. The Audit Committees regularly report to the Boards of Directors.

     Each Compliance Committee currently consists of Robert M. Gavin, Sandra S. Jaffee, William P. Johnston, Thomas M. Marra and Phillip O. Peterson. Each Compliance Committee assists the applicable board in its oversight of the implementation by the Funds of policies and procedures that are reasonably designed to prevent the Funds from violating the Federal Securities Laws.

     Each Investment Committee currently consists of Lynn S. Birdsong, Duane E. Hill, Lemma W. Senbet, Lowndes A. Smith and David M. Znamierowski. Each Investment Committee, which was established on February 1, 2005, assists the applicable board in its oversight of the Funds' investment performance and related matters.

     Each Nominating Committee currently consists of all non-interested directors of the funds: Lynn S. Birdsong, Robert M. Gavin, Duane E. Hill, Sandra
S. Jaffee, William P. Johnston, Phillip O. Peterson and Lemma Senbet. Each Nominating Committee screens and selects candidates to the applicable board of directors. Each Nominating Committee screens and selects candidates to the board of directors and periodically reviews and evaluates the compensation of the non-interested directors and makes recommendations to the board of directors regarding the compensation of, and expense reimbursement policies with respect to, non-interested directors. The Nominating Committee will consider nominees recommended by shareholders for non-interested director positions if a vacancy among the non-interested directors occurs and if the nominee meets the Committee's criteria.

     At a meeting held on February 7, 2008, each Board of Directors dissolved the respective Litigation Committee.

     During the fiscal year ended October 31, 2007, the above referenced committees of each of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. met the following number of times: Audit Committee - 5 times, Investment Committee - 6 times, Nominating Committee - 1 times and the Compliance Committee 5 times.

     All directors and officers of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. are also directors and officers of three other registered investment companies in the fund complex, which is comprised of those investment companies for which HIFSCO or HL Investment Advisors, LLC serves as investment adviser.

     The following table discloses the dollar range of equity securities beneficially owned by each director as of December 31, 2007 (i) in each Fund and
(ii) on an aggregate basis in any registered investment companies overseen by the director within the same family of investment companies.

     NON-INTERESTED DIRECTORS

                                                                                AGGREGATE DOLLAR RANGE
                                                                               OF EQUITY SECURITIES IN
                                                                              ALL REGISTERED INVESTMENT
                                                                                  COMPANIES OVERSEEN
                                 DOLLAR RANGE OF EQUITY SECURITIES             BY DIRECTOR IN FAMILY OF
NAME OF DIRECTOR                            IN THE FUND                          INVESTMENT COMPANIES
----------------        ---------------------------------------------------   -------------------------
Lynn S. Birdsong        Capital Appreciation II Fund       $50,001-$100,000         Over $100,000
                        Equity Income Fund                  $10,001-$50,000
                        Global Growth Fund                   Over $100,000
                        Money Market Fund                     $1-$10,000

                        Stock Fund                         $50,001-$100,000
                        Total Return Bond Fund              $10,001-$50,000

Dr. Robert M. Gavin     Balanced Allocation Fund             Over $100,000          Over $100,000
                        Global Growth Fund                  $10,001-$50,000
                        Growth Fund                          Over $100,000
                        Growth Opportunities Fund            Over $100,000
                        Money Market Fund                   $10,001-$50,000
                        Total Return Bond Fund             $50,001-$100,000

Duane E. Hill           Capital Appreciation Fund            Over $100,000          Over $100,000
                        Floating Rate Fund                 $50,001-$100,000

Sandra S. Jaffee        Capital Appreciation Fund          $50,001-$100,000        $50,001-$100,000

William P. Johnston     Capital Appreciation Fund            Over $100,000          Over $100,000
                        Capital Appreciation II Fund         Over $100,000
                        Floating Rate Fund                   Over $100,000

Phillip O. Peterson     Capital Appreciation II Fund       $50,001-$100,000        $50,001-$100,000
                        Global Technology Fund              $10,001-$50,000

Lemma W. Senbet         Capital Appreciation II Fund        $10,001-$50,000         Over $100,000
                        Dividend and Growth Fund            $10,001-$50,000
                        Global Health Fund                  $10,001-$50,000
                        Growth Opportunities Fund           $10,001-$50,000
                        Money Market Fund                     $1-$10,000
                        Small Company Fund                  $10,001-$50,000
                        Tax-Free National Fund                $1-$10,000
                        Value Fund                            $1-$10,000

INTERESTED DIRECTORS

                                                                                AGGREGATE DOLLAR RANGE
                                                                               OF EQUITY SECURITIES IN
                                                                              ALL REGISTERED INVESTMENT
                                                                                  COMPANIES OVERSEEN
                                 DOLLAR RANGE OF EQUITY SECURITIES             BY DIRECTOR IN FAMILY OF
NAME OF DIRECTOR                            IN THE FUND                          INVESTMENT COMPANIES
----------------        ---------------------------------------------------   -------------------------
Thomas M. Marra         Capital Appreciation Fund            Over $100,000          Over $100,000
                        Capital Appreciation II Fund         Over $100,000
                        Dividend and Growth Fund             Over $100,000
                        Fundamental Growth                   Over $100,000
                        Global Growth Fund                   Over $100,000
                        Growth Opportunities Fund            Over $100,000
                        High Yield Fund                      Over $100,000
                        International Opportunities Fund      $1-$10,000
                        MidCap Fund                          Over $100,000
                        Small Company Fund                   Over $100,000
                        Stock Fund                           Over $100,000
                        Tax-Free National                    Over $100,000

Lowndes A. Smith        Advisers Fund                       $10,001-$50,000         Over $100,000
                        Capital Appreciation Fund            Over $100,000
                        Global Growth Fund                 $50,001-$100,000
                        Global Health Fund                 $50,001-$100,000

                        Global Technology Fund              $10,001-$50,000
                        International Opportunities Fund    $10,001-$50,000
                        MidCap Fund                        $50,001-$100,000
                        Small Company Fund                 $50,001-$100,000

David M. Znamierowski   High Yield Fund                     $10,001-$50,000         Over $100,000

     COMPENSATION OF OFFICERS AND DIRECTORS The Funds pay a portion of the chief compliance officer's compensation, but otherwise do not pay salaries or compensation to any of their officers or directors who are employed by The Hartford. The chart below sets forth the compensation paid by each Company to the following directors for the fiscal year ended October 31, 2007 and certain other information.

                                                                   PENSION OR
                                                 AGGREGATE         RETIREMENT
                            AGGREGATE        COMPENSATION FROM      BENEFITS
                        COMPENSATION FROM       THE HARTFORD       ACCRUED AS    ESTIMATED ANNUAL     TOTAL COMPENSATION FROM
   NAME OF PERSON,     THE HARTFORD MUTUAL    MUTUAL FUNDS II,      PART OF        BENEFITS UPON        THE FUNDS AND FUND
      POSITION             FUNDS, INC.              INC.         FUND EXPENSES      RETIREMENT      COMPLEX PAID TO DIRECTORS*
   ---------------     -------------------   -----------------   -------------   ----------------   --------------------------
Lynn S. Birdsong,            $ 73,608              $6,660              $0               $0                   $180,500
Director
Dr. Robert M. Gavin,         $101,134              $9,151              $0               $0                   $248,000
Director
Duane E. Hill,               $ 64,432              $5,830              $0               $0                   $158,000
Director
Sandra S. Jaffee,            $ 61,476              $5,563              $0               $0                   $150,750
Director
William P. Johnston,         $ 72,181              $6,531              $0               $0                   $177,000
Director
Phillip O. Peterson,         $ 73,710              $6,670              $0               $0                   $180,750
Director
Lemma W. Senbet,             $ 60,864              $5,507              $0               $0                   $149,250
Director
Lowndes A. Smith,            $ 71,161              $6,439              $0               $0                   $174,500
Director

* As of October 31, 2007, five registered investment companies in the Complex paid compensation to the directors.

     The sales load for Class A and Class L shares of the Funds is waived for present and former officers, directors and employees of the Companies, The Hartford, the sub-advisers, the transfer agent and their affiliates. Such waiver is designed to provide an incentive for individuals that are involved and affiliated with the Funds and their operations to invest in the Funds.

     Each Company's Articles of Incorporation provide that the Company to the full extent permitted by Maryland law and the federal securities laws shall indemnify the directors and officers of the Company. The Articles of Incorporation do not authorize the Companies to indemnify any director or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

          As of October 15, 2008, the officers and directors of each Company as a group beneficially owned less than 1% of the outstanding shares of each class of each Fund. As of the date of this filing, no person held an interest in Target Retirement 2015 Fund, Target Retirement 2025 Fund, Target Retirement 2035 Fund, Target Retirement 2040 Fund, Target Retirement 2045 Fund or Target Retirement 2050 Fund equal to 5% or more of the outstanding shares of a class. As of October 15, 2008, the following persons held an interest in the following Funds equal to 5% or more of outstanding shares of a class:

                                               Class A  Class B  Class C  Class L  Class I  Class R3  Class R4  Class R5  Class Y
                                               -------  -------  -------  -------  -------  --------  --------  --------  -------
THE HARTFORD ADVISERS FUND

EDWARD D JONES & CO                             49.84%   16.96%    6.56%
ATTN: MUTUAL FUND SHAREHOLDER
ACCOUNTING
MARYLAND HTS MO

NFS LLC FEBO                                     5.39%   14.66%    9.55%
FMT CO CUST IRA
FBO JANE ANNE SELLARS
COPPELL TX

PERSHING LLC                                              8.85%    6.95%
JERSEY CITY NJ

FIRST CLEARING, LLC                                       5.87%   10.37%
LISA MILLS
KANNAPOLIS NC

CITIGROUP GLOBAL MARKETS, INC.                                    10.71%
HOUSE ACCOUNT
ATTN: PETER BOOTH 7TH FLOOR
NEW YORK NY

SAXON & CO                                                                                                                 47.18%
PHILADELPHIA PA

WELLINGTON TRUST CO                                                                                                        44.52%
FBO WELLINGTON RET & PENSION PLAN
BOSTON MA

EMJAY CORP TRUSTEE                                                                                                          8.30%
FBO FASCORE LLC RETIREMENT PLANS
GREENWOOD VLG CO

HARTFORD LIFE INSURANCE COMPANY                                                               81.41%   100.00%   100.00%
ATTN: MARK STROGOFF
HARTFORD CT

RDY FARMS INC                                                                                 18.57%
RICHARD L YOUNGBLUT TRUSTEE IND (K)
JESUP IA

THE HARTFORD BALANCED ALLOCATION FUND

EDWARD D JONES & CO                             38.09%   13.14%
ATTN: MUTUAL FUND SHAREHOLDER
ACCOUNTING
MARYLAND HTS MO

NFS LLC FEBO                                     9.92%   22.07%   10.77%
NFS/FMTC ROLLOVER IRA
FBO TERRENCE P MULDOON
LAKELAND TN

HARTFORD LIFE INSURANCE COMPANY                  8.21%                                                  92.39%    88.87%
SEPARATE ACCOUNT TWELVE
HARTFORD CT

PERSHING LLC                                     7.16%   11.67%    9.47%            19.56%
JERSEY CITY NJ

FIRST CLEARING, LLC                                       9.28%   11.71%
MARGARET RIVERA
CLERMONT FL

MLPF&S FOR THE SOLE BENEFIT OF                                     6.69%                      61.66%
ITS CUSTOMERS
ATTN FUND ADMINISTRATION
JACKSONVILLE FL

LPL FINANCIAL SERVICES                                             6.26%            54.24%
SAN DIEGO CA

RAYMOND JAMES & ASSOC INC                                                            5.68%
FBO LARRY K MILLER &
STAN M BAATZ TTEE
ED MILLER & SONS INC PSP
OMAHA NE

CITIGROUP GLOBAL MARKETS, INC.                                                       5.09%
HOUSE ACCOUNT
ATTN: PETER BOOTH 7TH FLOOR
NEW YORK NY

HARTFORD SECURITIES DISTRIB. CO INC                                                                      7.61%    11.13%
FBO VARIOUS RETIREMENT PLANS
HARTFORD CT

MG TRUST CO CUST FBO                                                                           9.46%
ROBBINS TESAR INC 401K PLA
DENVER CO

TODD STRAUSE FBO                                                                              12.95%
STRATEGIC MARKETING INC 401K PSP
& TR
LOUISVILLE KY

WEST-EAST TECHNOLOGY INC 401K PLAN                                                             9.72%
MARK E STOVALL TRUSTEE IND (K)
(FBO) SHIRLEY STOVALL HART MI

THE HARTFORD BALANCED INCOME FUND

EDWARD D JONES & CO                             61.85%   51.78%   15.85%
ATTN: MUTUAL FUND SHAREHOLDER
ACCOUNTING
MARYLAND HTS MO

HARTFORD LIFE INSURANCE COMPANY                 22.21%   10.28%                                                           100.00%
ATTN: MARK STROGOFF
HARTFORD CT

FIRST CLEARING, LLC                                       9.28%
SHEILA S DUNNINGTON
CANTON GA

NFS LLC FEBO                                              5.30%   12.41%
NFS/FMTC IRA
FBO LILLY M BERLET
COVINGTON GA

PERSHING LLC                                                      24.00%
JERSEY CITY NJ

LPL FINANCIAL SERVICES                                            10.10%
SAN DIEGO CA

DAVENPORT & CO LLC                                                 8.97%
MARY T AMMONS IRA
RALEIGH NC

PRIME HEALTH INC, PROFIT SHARING                                   5.90%
PLAN
THOMAS M HARMELINK
TRUSTEE IND (K)
RALEIGH NC

THE HARTFORD CAPITAL APPRECIATION FUND

EDWARD D JONES & CO                             25.14%   16.62%                     19.93%                                  6.01%
ATTN: MUTUAL FUND SHAREHOLDER
ACCOUNTING
MARYLAND HTS MO

NFS LLC FEBO                                    20.91%   12.40%    6.64%            15.99%    15.45%               5.87%   37.08%
PETER F TAMBURELLO
FAIRFAX VA

MLPF&S FOR THE SOLE BENEFIT OF                   9.58%            17.03%                       7.62%     8.83%
ITS CUSTOMERS
ATTN FUND ADMINISTRATION
JACKSONVILLE FL

FIRST CLEARING, LLC                                      11.34%    8.83%
ALLISON C GREGORY
MAIDENS VA

PERSHING LLC                                              9.00%    6.00%             5.67%
JERSEY CITY NJ

CITIGROUP GLOBAL MARKETS, INC.                            6.08%   15.35%            26.53%
HOUSE ACCOUNT
ATTN: PETER BOOTH 7TH FLOOR
NEW YORK NY

LPL FINANCIAL SERVICES                                                              11.81%
SAN DIEGO CA

CALHOUN & CO C/O COMERICA BANK                                                                                             19.59%
DETROIT MI

STATE STREET BANK TRUSTEE TTEE                                                                                              5.90%
FBO CITISTREET CORE MARKET
NORTH QUINCY MA

VANGUARD FIDUCIARY TRUST CO                                                                                                 5.89%
FBO VARIOUS RETIREMENT PLANS
VALLEY FORGE PA

MG TRUST COMPANY CUST CUST FBO                                                                51.12%
BARBARA BOEDING DDS PC
DENVER CO

HARTFORD SECURITIES DISTRIB. CO INC                                                                               13.37%
FBO VARIOUS RETIREMENT PLANS
HARTFORD CT

HARTFORD LIFE INSURANCE COMPANY                                                                         71.40%    62.40%
ATTN: MARK STROGOFF
HARTFORD CT

FIIOC                                                                                                             16.68%
FBO BROADVISION INC 401K
SAVINGS PLAN
COVINGTON KY

THE HARTFORD CAPITAL APPRECIATION II FUND

EDWARD D JONES & CO                             23.76%   12.10%
ATTN: MUTUAL FUND SHAREHOLDER
ACCOUNTING
MARYLAND HTS MO

PERSHING LLC                                    11.64%   11.65%   10.09%            23.21%                        30.59%
JERSEY CITY NJ

NFS LLC FEBO                                     9.34%   11.42%    6.92%             8.27%
NFS/FMTC IRA
FBO ROGER A WITT
SUMMERFIELD NC

LPL FINANCIAL SERVICES                           5.55%             6.39%            20.07%
SAN DIEGO CA

FIRST CLEARING LLC                                       13.42%    6.54%
JOAN CARLSON IRA
FCC AS CUSTODIAN
BOCA RATON FL

ROBERT W BAIRD & CO INC                                   5.59%    6.50%
MILWAUKEE WI

CITIGROUP GLOBAL MARKETS, INC.                                    12.50%            12.90%
HOUSE ACCOUNT
ATTN: PETER BOOTH 7TH FLOOR
NEW YORK NY

MLPF&S FOR THE SOLE BENEFIT OF                                    11.19%
ITS CUSTOMERS
ATTN FUND ADMINISTRATION
JACKSONVILLE FL

STERNE AGEE & LEACH INC                                                              7.79%
BIRMINGHAM AL

PRUDENTIAL INVESTMENT MANAGEMENT                                                     6.59%
SERVICE FBO MUTUAL FUND CLIENTS
NEWARK NJ

PENSION INC TRUSTEE COUNSEL TRUST                                                                       20.48%
CUSTODIAN FBO
PENSION INC TRUSTEE FBO WIS OVEN
CORPORATION RETIREMENT PROGRAM
GREEN BAY WI

MICHAEL GABRIEL FBO                                                                                                7.38%
GABRIELS TECHNOLOGY 401K PSP &
TR
C/O OPPENHEIMER & CO INC
MELVILLE NY

KNUTSON COMPANY LLC                                                                                               13.50%
ROBET A KNUTSON TRUSTEE IND (K)
NORTH MANKATO MN

MG TRUST CO CUST FBO                                                                          17.37%
GRAND ISLAND CHIROPRACTIC CENTER P
DENVER CO

COUNSEL TR DBA MID ATLANTIC TRUST                                                             14.64%    42.38%
CO FBO VALEO COMPANIES INC 401K PSP
& TR
PITTSBURGH PA

RELIANCE TRUST CO CUST FOR                                                                                        43.05%
SELF TRUSTEED FBO CAPPADONNA
ELECTRICAL CONTRACTORS INC
ATLANTA GA

TRUSTLYNX & CO                                                                                                     5.48%
DENVER CO

HUIZENGA ASSOCIATES PC PSRP                                                                             25.54%
ACCT OF CHARLES G HUIZENGA &
JUDITH N HUIZENGA TTEES
WESTON MA

STATE STREET BANK AND TRUST CO CUST                                                           42.84%
FBO SOVEREIGN CONSULTING INC
ROBBINSVILLE NJ

THE HARTFORD CHECKS AND BALANCES FUND

EDWARD D JONES & CO                             46.48%   26.94%
ATTN: MUTUAL FUND SHAREHOLDER
ACCOUNTING
MARYLAND HTS MO

NFS LLC FEBO                                    10.83%   18.86%    8.54%             9.05%
NFS/FMTC ROLLOVER IRA
FBO ROSE LINDA FIORELLO
HOUSTON TX

PERSHING LLC                                     7.28%    8.02%    7.99%
JERSEY CITY NJ

FIRST CLEARING LLC                                       10.58%   10.15%
SILKE MELVIN ENZ AND
DOWNINGTOWN PA

MLPF&S FOR THE SOLE BENEFIT OF                                     8.40%
ITS CUSTOMERS
ATTN FUND ADMINISTRATION
JACKSONVILLE FL

CITIGROUP GLOBAL MARKETS, INC.                                     6.41%            29.07%
HOUSE ACCOUNT
ATTN: PETER BOOTH 7TH FLOOR
NEW YORK NY

LPL FINANCIAL SERVICES                                             6.20%            39.66%
SAN DIEGO CA

HARTFORD LIFE INSURANCE COMPANY                                                              100.00%   100.00%   100.00%
ATTN: MARK STROGOFF
HARTFORD CT

THE HARTFORD CONSERVATIVE ALLOCATION FUND

EDWARD D JONES & CO                             33.65%   10.54%
ATTN: MUTUAL FUND SHAREHOLDER
ACCOUNTING
MARYLAND HTS MO

HARTFORD LIFE INSURANCE COMPANY                 11.27%                                                 100.00%    82.46%
SEPARATE ACCOUNTS 401K BUSINESS
HARTFORD CT

NFS LLC FEBO                                     9.02%   23.15%   14.26%
THOMAS R GORECKI
CATHERINE GORECKI
BATAVIA OH

PERSHING LLC                                     7.46%   11.86%   11.37%             8.17%
JERSEY CITY NJ

FIRST CLEARING LLC                                       11.21%    6.63%
WILLIAM T WHITT IRA
FCC AS CUSTODIAN
BURLINGTON NC

MLPF&S FOR THE SOLE BENEFIT OF                                     8.27%
ITS CUSTOMERS
ATTN FUND ADMINISTRATION
JACKSONVILLE FL

LPL FINANCIAL SERVICES                                             5.68%             9.53%
SAN DIEGO CA

WELLS FARGO INVESTMENTS LLC                                                         42.20%
MINNEAPOLIS MN

WELLS FARGO INVESTMENTS LLC                                                         27.20%
MINNEAPOLIS MN

CITIGROUP GLOBAL MARKETS, INC.                                                      10.88%
HOUSE ACCOUNT
ATTN: PETER BOOTH 7TH FLOOR
NEW YORK NY

HARTFORD SECURITIES DISTRIB. CO INC                                                                               17.39%
FBO VARIOUS RETIREMENT PLANS
HARTFORD CT

JOHN BROGHAMMER FBO                                                                           54.24%
GREVE CLIFFORD WENGEL & PARAS
401 K PROFIT SHARING PLAN & TRUST
SACRAMENTO CA

ROBERT PATENAUDE JOANNE PATENAUDE                                                             39.63%
FBO PATENAUDE INSURANCE AGENCY INC
401 K PROFIT SHARING PLAN & TRUST
FREDERICK MD

THE HARTFORD DISCIPLINED EQUITY FUND

EDWARD D JONES & CO                             58.11%   26.41%    8.87%
ATTN: MUTUAL FUND SHAREHOLDER
ACCOUNTING
MARYLAND HTS MO

FIRST CLEARING, LLC                                               13.75%
DONALD F SCHWEMMER FAMILY TR
DORIS B SCHWEMMER TTEE
GLEN ALLEN VA

CITIGROUP GLOBAL MARKETS, INC.                                     7.09%
HOUSE ACCOUNT
ATTN: PETER BOOTH 7TH FLOOR
NEW YORK NY

WELLINGTON TRUST CO                                                                                                       100.00%
FBO WELLINGTON RET & PENSION PLAN
BOSTON MA

JIM I CICCARELLO FBO                                                                          35.09%
DR JIM I CICCARELLO & EYECARE
401 K PROFIT SHARING PLAN & TRUST
PRINCETON NJ

HARTFORD LIFE INSURANCE COMPANY                                                               64.11%   100.00%   100.00%
ATTN: MARK STROGOFF
HARTFORD CT

THE HARTFORD DIVIDEND AND GROWTH FUND

EDWARD D JONES & CO                             71.04%   33.98%    8.95%            87.11%                                 54.46%
ATTN: MUTUAL FUND SHAREHOLDER
ACCOUNTING
MARYLAND HTS MO

NFS LLC FEBO                                             10.64%    6.73%
NFS/FMTC SEP IRA
FBO MARGARET T RYAN
SOUTHWICK MA

PERSHING LLC                                              7.92%    7.09%
JERSEY CITY NJ

FIRST CLEARING CORPORATION                                         8.68%
JAMES A HOGAN IRA R/O
FCC AS CUST
KILL DEVIL HL NC

J.J.B.HILLIARD,W.L.LYONS,INC                                       7.64%
SHIRLEY C DEUCHARS
LOUISVILLE KY

CITIGROUP GLOBAL MARKETS, INC.                                     6.75%
HOUSE ACCOUNT
ATTN: PETER BOOTH 7TH FLOOR
NEW YORK NY

WELLINGTON TRUST CO                                                                                                        18.90%
FBO WELLINGTON RET & PENSION PLAN
BOSTON MA

COMMERCE BANK TRUST DEPT C/F                                                                                               18.82%
MORI & CO PARTNERSHIP
ATTN: MUTUAL FUND PROCESSING TBTS-2
KANSAS CITY MO

SAXON & CO                                                                                                                  7.81%
PHILADELPHIA PA

MARK KLIMIUK FBO                                                                              19.68%
RADIANTBLUE TECHNOLOGIES INC
401 K PROFIT SHARING PLAN & TRUST
COLORADO SPGS CO

COMMUNITY NATIONAL BANK                                                                                           26.67%
TTEE FBO DUTTON BRAUN STAACK HELLMAN PLC PSP
WATERLOO IA

CYNTHIA A GRISCHO FBO                                                                          6.83%
EXPLORE COMMUNICATIONS INC 401K PSP
& TR
DENVER CO

COMMUNITY NATIONAL BANK FBO                                                                                       30.32%
STERNQUIST CONSTRUCTION INC
401 K PROFIT SHARING PLAN
WATERLOO IA

COUNSEL TRUST DBA MATC FBO                                                                    20.63%
WB PROPERTIES & CONSTRUCTION
401 K PROFIT SHARING PLAN & TRUST
PITTSBURGH PA

HARTFORD SECURITIES DISTRIB. CO INC                                                                               43.01%
FBO VARIOUS RETIREMENT PLANS
HARTFORD CT

MG TRUST CO CUST FBO                                                                          40.94%
S B SAGER & ASSOCIATES INC
DENVER CO

HARTFORD LIFE INSURANCE COMPANY                                                                         88.64%
ATTN: MARK STROGOFF
HARTFORD CT

THE HARTFORD EQUITY GROWTH ALLOCATION FUND

EDWARD D JONES & CO                             18.03%    6.43%
ATTN: MUTUAL FUND SHAREHOLDER
ACCOUNTING
MARYLAND HTS MO

HARTFORD LIFE INSURANCE COMPANY                 14.37%                                                  99.25%    94.37%
SEPARATE ACCOUNTS 401K BUSINESS
HARTFORD CT

NFS LLC FEBO                                     7.72%   16.30%    5.25%
FMT CO CUST IRA
FBO LEWIS EDWIN MARKS
GULF SHORES AL

PERSHING LLC                                     7.26%   10.88%    5.79%             5.60%
JERSEY CITY NJ

FIRST CLEARING, LLC                                       5.22%    5.99%
CAROLYN R DEVITO
MILTON PA

LPL FINANCIAL SERVICES                                            13.37%
SAN DIEGO CA

MLPF&S FOR THE SOLE BENEFIT OF                                     7.43%
ITS CUSTOMERS
ATTN FUND ADMINISTRATION
JACKSONVILLE FL

RAYMOND JAMES & ASSOC INC                                                           63.63%
FBO LARRY MILLER & STAN BAATZ TTEE
ED MILLER & SONS INC PSP
FBO STAN BAATZ
OMAHA NE

CITIGROUP GLOBAL MARKETS, INC.                                                      24.50%
HOUSE ACCOUNT
ATTN: PETER BOOTH 7TH FLOOR
NEW YORK NY

JOHN BROGHAMMER FBO                                                                           17.47%
GREVE CLIFFORD WENGEL & PARAS
401 K PROFIT SHARING PLAN & TRUST
SACRAMENTO CA

HARTFORD SECURITIES DISTRIB. CO INC                                                                                5.63%
FBO VARIOUS RETIREMENT PLANS
HARTFORD CT

MG TRUST CO CUST FBO                                                                          82.46%
ROBBINS TESAR INC 401K PLA
DENVER CO

THE HARTFORD EQUITY INCOME FUND

EDWARD D JONES & CO                             82.11%   54.77%    9.41%
ATTN: MUTUAL FUND SHAREHOLDER
ACCOUNTING
MARYLAND HTS MO

FIRST CLEARING LLC                                                11.31%
ROBERT D KNIGHT &
GLADYS M KNIGHT
FOXFIRE VILLAGE NC

PERSHING LLC                                                       7.92%            46.31%
JERSEY CITY NJ

LPL FINANCIAL SERVICES                                                              21.99%
SAN DIEGO CA

CHARLES SCHWAB & CO INC                                                             14.74%
SPECIAL CUSTODY ACCOUNT
FBO CUSTOMERS
ATTN: MUTUAL FUNDS
SAN FRANCISCO CA

CITIGROUP GLOBAL MARKETS, INC.                                                      13.22%
HOUSE ACCOUNT
ATTN: PETER BOOTH 7TH FLOOR
NEW YORK NY

WELLINGTON TRUST CO                                                                                                       100.00%
FBO WELLINGTON RET & PENSION PLAN
BOSTON MA

LEONARD GAMSS FBO                                                                             80.65%
KAYLIM SUPPLY CORP 401K PSP
& TR
BRONX NY

HARTFORD LIFE INSURANCE COMPANY                                                                9.25%   100.00%   100.00%
ATTN: MARK STROGOFF
HARTFORD CT

BROOKS & ASSOCIATES 401K PLAN                                                                  7.80%
CLINTON M BROOKS TRUSTEE IND (K)
IDAHO FALLS ID

THE HARTFORD FLOATING RATE FUND

MLPF&S FOR THE SOLE BENEFIT OF                  18.09%   17.69%   16.22%
ITS CUSTOMERS
ATTN FUND ADMINISTRATION
JACKSONVILLE FL

NFS LLC FEBO                                    14.82%   20.08%    8.17%            14.21%                        17.28%
PETER F TAMBURELLO
FAIRFAX VA

PERSHING LLC                                    13.52%   11.48%    7.69%            20.67%                        77.11%
JERSEY CITY NJ

LPL FINANCIAL SERVICES                           5.04%                              19.90%
SAN DIEGO CA

FIRST CLEARING, LLC                                      15.44%   10.37%
CHARLES R HAYNES
BOSTIC NC

CITIGROUP GLOBAL MARKETS, INC.                                    13.69%            19.84%
HOUSE ACCOUNT
ATTN: PETER BOOTH 7TH FLOOR
NEW YORK NY

SEI PRIVATE TRUST CO                                                                                                       95.45%
FBO ROCKLAND TRUST
ATTN MUTUAL FUNDS
OAKS PA

MG TRUST CO CUST FBO                                                                          61.48%     6.94%
HOPE HOSPICE INC
DENVER CO

COMMUNITY BANK NA CUST                                                                                  93.02%
FBO CLIENTS OF BPA-HARBRIDGE RET PL
UTICA NY

CHARLES SCHWAB & CO INC                                                                       34.00%
SPECIAL CUSTODY ACCOUNT
FBO CUSTOMERS
ATTN: MUTUAL FUNDS
SAN FRANCISCO CA

THE HARTFORD FUNDAMENTAL GROWTH FUND

EDWARD D JONES & CO                             28.79%   14.27%
ATTN: MUTUAL FUND SHAREHOLDER
ACCOUNTING
MARYLAND HTS MO

PERSHING LLC                                     8.90%    7.04%    5.86%
JERSEY CITY NJ

MLPF&S FOR THE SOLE BENEFIT OF                   7.36%             6.29%
ITS CUSTOMERS
ATTN FUND ADMINISTRATION
JACKSONVILLE FL

FIRST CLEARING, LLC                                       6.59%    6.46%
POLLY G MARTIN
ROANOKE VA

NFS LLC FEBO                                              6.13%    5.42%
NFS/FMTC IRA
FBO CHRISTINE M DECKER
PAYSON AZ

CITIGROUP GLOBAL MARKETS, INC.                                     8.49%
HOUSE ACCOUNT
ATTN: PETER BOOTH 7TH FLOOR
NEW YORK NY

WELLINGTON TRUST CO                                                                                                       100.00%
FBO WELLINGTON RET & PENSION PLAN
BOSTON MA

THE HARTFORD GLOBAL COMMUNICATIONS FUND

EDWARD D JONES & CO                             14.69%    5.88%
ATTN: MUTUAL FUND SHAREHOLDER
ACCOUNTING
MARYLAND HTS MO

PERSHING LLC                                    11.99%    7.80%    6.88%
JERSEY CITY NJ

NFS LLC FEBO                                    10.62%   10.29%    5.29%
NFS/FMTC ROTH IRA
FBO SHARYL A BOYCE
SPRINGFIELD MO

LPL FINANCIAL SERVICES                           9.06%
SAN DIEGO CA

MLPF&S FOR THE SOLE BENEFIT OF                   7.67%   21.29%   31.01%
ITS CUSTOMERS
ATTN FUND ADMINISTRATION
JACKSONVILLE FL

FIRST CLEARING, LLC                                       7.30%    5.65%
MARY BENTON GORDON
RALEIGH NC

WELLINGTON TRUST CO                                                                                                        99.36%
FBO WELLINGTON RET & PENSION PLAN
BOSTON MA

THE HARTFORD GLOBAL EQUITY FUND

HARTFORD LIFE INSURANCE COMPANY                 92.70%   96.27%   89.67%            99.01%   100.00%   100.00%   100.00%  100.00%
ATTN: MARK STROGOFF
HARTFORD CT

THE HARTFORD GLOBAL FINANCIAL SERVICES FUND

EDWARD D JONES & CO                             30.46%   14.00%
ATTN: MUTUAL FUND SHAREHOLDER
ACCOUNTING
MARYLAND HTS MO

H L INVESTMENT ADVISORS                         11.73%
ATTN MARILYN ORR
WOODBURY MN

NFS LLC FEBO                                     8.46%             7.34%
NATHAN WILLSON GDN
DANIELLE WILLSON
CLEVELAND OH

FIRST CLEARING, LLC                                      10.45%    8.31%
JAMES G ROOSEN (IRA)
FCC AS CUSTODIAN
GOLDSBORO NC

PERSHING LLC                                              9.05%    9.35%
JERSEY CITY NJ

LPL FINANCIAL SERVICES                                    6.77%   11.74%
SAN DIEGO CA

MLPF&S FOR THE SOLE BENEFIT OF                                    10.78%
ITS CUSTOMERS
ATTN FUND ADMINISTRATION
JACKSONVILLE FL

WELLINGTON TRUST CO                                                                                                       100.00%
FBO WELLINGTON RET & PENSION PLAN
BOSTON MA

THE HARTFORD GLOBAL GROWTH FUND

EDWARD D JONES & CO                             47.90%   21.18%    7.08%
ATTN: MUTUAL FUND SHAREHOLDER
ACCOUNTING
MARYLAND HTS MO

NFS LLC FEBO                                              5.92%    6.97%                                          46.70%
NFS/FMTC IRA
FBO WENDY FALK
WASHBURN IL

PERSHING CUST                                             5.86%    5.95%
DONALDSON, LUFKIN & JENRETTE CORP
FBO RUTH ANN CARLSON
JERSEY CITY NJ

CITIGROUP GLOBAL MARKETS, INC.                                     8.63%
HOUSE ACCOUNT
ATTN: PETER BOOTH 7TH FLOOR
NEW YORK NY

FIRST CLEARING, LLC                                                5.70%
LORIE A DANZENBAKER
PERKIOMENVLLE PA

FRANCES HOLLIS BRAIN FOUNDATION INC                                                                                        67.86%
NANCY R BRAIN TTEE
PORTLAND ME

T. ROWE PRICE RETIREMENT PLAN SVCS                                                                                         32.14%
FBO RETIREMENT PLAN CLIENTS
OWINGS MILLS MD

NATLIN LLC                                                                                    11.64%
JASON TRUMBAUER TRUSTEE IND (K)
JESUP IA

RDY FARMS INC                                                                                  8.85%
RICHARD L YOUNGBLUT TRUSTEE IND (K)
JESUP IA

VISION GRAPHICS LLC                                                                           19.26%
GREG B MORGAN TRUSTEE IND (K)
IDAHO FALLS ID

HARTFORD LIFE INSURANCE COMPANY                                                               60.24%   100.00%    53.30%
ATTN: MARK STROGOFF
HARTFORD CT

THE HARTFORD GLOBAL HEALTH FUND

EDWARD D JONES & CO                             27.12%   17.29%
ATTN: MUTUAL FUND SHAREHOLDER
ACCOUNTING
MARYLAND HTS MO

PERSHING LLC                                    15.20%   10.26%   10.79%            58.90%
JERSEY CITY NJ

NFS LLC FEBO                                    14.62%   12.23%    6.61%                      47.18%
CURTIS W GAYLE
642 B CR 154
TUSCOLA TX

MLPF&S FOR THE SOLE BENEFIT OF                                    16.76%
ITS CUSTOMERS
ATTN FUND ADMINISTRATION
JACKSONVILLE FL

FIRST CLEARING CORPORATION                                         8.00%
JAMES S CARNRITE IRA
FCC AS CUSTODIAN
EDENTON NC

CITIGROUP GLOBAL MARKETS, INC.                                     6.44%
HOUSE ACCOUNT
ATTN: PETER BOOTH 7TH FLOOR
NEW YORK NY

LPL FINANCIAL SERVICES                                                              27.38%
SAN DIEGO CA

WILLIAM H GATES III AND                                                                                                    98.94%
MELINDA FRENCH GATES CO-TRUSTEES
BILL & MELINDA GATES FOUNDATION
KIRKLAND WA

ORCHARD TRUST CO TTEE                                                                         28.66%
EMPLOYEE BENEFITS CLIENTS
GREENWOOD VLG CO

HARTFORD LIFE INSURANCE COMPANY                                                                         98.64%
ATTN: MARK STROGOFF
HARTFORD CT

RELIANCE TRUST COMPANY FBO                                                                                        60.23%
CLARENDON NATL
ATLANTA GA

COUNSEL TR DBA MATC FBO                                                                                           18.48%
UNIVERSAL TECHNOLOGY INC 401K PSP
& TR
PITTSBURGH PA

DONNA M ROBINSON FBO NORDOL INC                                                                8.97%
401K PSP & TR
BELLMAWR NJ

HARTFORD SECURITIES DISTRIB. CO INC                                                                               19.95%
FBO VARIOUS RETIREMENT PLANS
HARTFORD CT

THE HARTFORD GLOBAL TECHNOLOGY FUND

EDWARD D JONES & CO                             23.66%    8.07%
ATTN: MUTUAL FUND SHAREHOLDER
ACCOUNTING
MARYLAND HTS MO

HARTFORD LIFE INSURANCE COMPANY                  6.65%
SEPARATE ACCOUNT TWELVE
HARTFORD CT

PERSHING LLC                                     5.59%    9.86%
JERSEY CITY NJ

NFS LLC FEBO                                     5.24%    6.58%   10.13%
LUIS SZAPIRO HOFMAN
YAEL SZAPIRO
TELAVIV
ISRAEL

CITIGROUP GLOBAL MARKETS, INC.                                    16.31%
HOUSE ACCOUNT
ATTN: PETER BOOTH 7TH FLOOR
NEW YORK NY

FIRST CLEARING, LLC                                                5.33%
BARRY D ROGERS
GRANT FL

WELLINGTON TRUST CO                                                                                                       100.00%
FBO WELLINGTON RET & PENSION PLAN
BOSTON MA

THE HARTFORD GROWTH ALLOCATION FUND

EDWARD D JONES & CO                             25.12%    8.47%
ATTN: MUTUAL FUND SHAREHOLDER
ACCOUNTING
MARYLAND HTS MO

NFS LLC FEBO                                     9.91%   19.24%    9.32%            40.29%
NFS/FMTC ROLLOVER IRA
FBO TERRENCE P MULDOON
LAKELAND TN

PERSHING LLC                                     8.35%    9.82%    7.01%            16.90%
JERSEY CITY NJ

HARTFORD LIFE INSURANCE COMPANY                  7.41%                                        13.18%    99.23%    84.47%
SEPARATE ACCOUNTS 401K BUSINESS
HARTFORD CT

FIRST CLEARING LLC                                        7.95%    8.34%
PIERCE WHITE III SIMPLE IRA
FCC AS CUSTODIAN
DYERSBURG TN

LPL FINANCIAL SERVICES                                             9.19%            17.84%
SAN DIEGO CA

MLPF&S FOR THE SOLE BENEFIT OF                                     6.59%
ITS CUSTOMERS
ATTN FUND ADMINISTRATION
JACKSONVILLE FL

A G EDWARDS & SONS INC FBO                                         5.78%
GEORGINA CLAMAGE
SAINT LOUIS MO

CITIGROUP GLOBAL MARKETS, INC.                                     5.42%            15.36%     5.95%
HOUSE ACCOUNT
ATTN: PETER BOOTH 7TH FLOOR
NEW YORK NY

RAYMOND JAMES & ASSOC INC                                                            6.54%
FBO LARRY MILLER & STAN BAATZ TTEE
ED MILLER & SONS INC PSP
FBO LARRY MILLER
OMAHA NE

COUNSEL TRUST DBA MATC FBO                                                                     5.55%
UNITED RESTAURANT EQUIPMENT CO
401 K PROFIT SHARING PLAN & TRUST
PITTSBURGH PA

MG TRUST CO CUST FBO                                                                          68.09%
ROBBINS TESAR INC 401K PLA
DENVER CO

HARTFORD SECURITIES DISTRIB. CO INC                                                                               15.23%
FBO VARIOUS RETIREMENT PLANS
HARTFORD CT

THE HARTFORD GROWTH FUND

NFS LLC FEBO                                    30.40%   12.31%
RADAMES AGUAYO
LIVETTE SANTIAGO
MAYAGUEZ PR

EDWARD D JONES & CO                             22.29%   13.24%
ATTN: MUTUAL FUND SHAREHOLDER
ACCOUNTING
MARYLAND HTS MO

A G EDWARDS & SONS C/F                           5.87%             6.75%
CAROL E MOORE
ROLLOVER IRA ACCOUNT
AURORA IL

LPL FINANCIAL SERVICES                           5.62%            10.53%            19.44%
SAN DIEGO CA

PERSHING LLC                                              6.95%    5.89%
JERSEY CITY NJ

FIRST CLEARING, LLC                                       5.52%
GERALD R RIMES SIMPLE IRA
FCC AS CUSTODIAN
JUPITER FL

MLPF&S FOR THE SOLE BENEFIT OF                            5.05%   13.96%
ITS CUSTOMERS
ATTN FUND ADMINISTRATION
JACKSONVILLE FL

CITIGROUP GLOBAL MARKETS, INC.                                     5.52%            48.88%
HOUSE ACCOUNT
ATTN: PETER BOOTH 7TH FLOOR
NEW YORK NY

STIFEL NICOLAUS & CO INC                                                            28.66%
KAREN TURNER IRA
SAINT LOUIS MO

NFSC FEBO                                                                                                                  72.28%
FIIOC AGENT FBO QUALIFIED EMPLOYEE
PLANS 401K FINOPS-IC FUNDS
COVINGTON KY

JOHN M PETERSEN                                                                                                            11.12%
ERIE PA

WACHOVIA BANK FBO                                                                                                           9.68%
VARIOUS RETIREMENT PLANS
CHARLOTTE NC

CHARLES SCHWAB & CO INC                                                                                                     6.92%
SPECIAL CUSTODY ACCOUNT
FBO CUSTOMERS
ATTN: MUTUAL FUNDS
SAN FRANCISCO CA

JEFFREY A GRUBB FBO                                                                           57.53%
INNOVA MARKETING INC 401K PSP
& TR
EDEN PRAIRIE MN

TRUST CO N A FBO                                                                               5.10%
DUTTON PLUMBING INC 401K PSP & TR
THOUSAND OAKS CA

COUNSEL TR DBA MATC FBO                                                                       21.12%
JOHNNY TART ENTERPRISES INC 401K
PSP & TR
PITTSBURGH PA

HARTFORD LIFE INSURANCE COMPANY                                                               12.00%    99.83%
ATTN: MARK STROGOFF
HARTFORD CT

HARTFORD SECURITIES DISTRIB. CO INC                                                                              100.00%
FBO VARIOUS RETIREMENT PLANS
HARTFORD CT

THE HARTFORD GROWTH OPPORTUNITIES FUND

NFS LLC FEBO                                    38.11%    8.20%                     11.28%                         8.95%   27.65%
NFS/FMTC IRA
FBO THOMAS A GAYLORD JR
BOSTON MA

MLPF&S FOR THE SOLE BENEFIT OF                  21.90%    7.76%   32.10%
ITS CUSTOMERS
ATTN FUND ADMINISTRATION
JACKSONVILLE FL

EDWARD D JONES & CO                              7.34%    8.32%
ATTN: MUTUAL FUND SHAREHOLDER
ACCOUNTING
MARYLAND HTS MO

PERSHING LLC                                             11.46%                      6.89%                         6.36%
JERSEY CITY NJ

FIRST CLEARING CORPORATION                               11.17%    8.40%
FCC AS CUSTODIAN
SISTER BAY WI

CITIGROUP GLOBAL MARKETS, INC.                            8.14%   19.54%            10.31%
HOUSE ACCOUNT
ATTN: PETER BOOTH 7TH FLOOR
NEW YORK NY

LPL FINANCIAL SERVICES                                                              39.47%
SAN DIEGO CA

MARIL & CO FBO 76 C/O M&I TR CO NA                                                   9.23%
MILWAUKEE WI

MAC & CO                                                                                                                    9.38%
FBO MUTUAL FUND OPERATIONS
PITTSBURGH PA

FINABAD                                                                                                                     6.58%
C/O FIRST ADVISORS
BAR HARBOR ME

HARTFORD LIFE INSURANCE COMPANY                                                                         65.81%
ATTN: MARK STROGOFF
HARTFORD CT

HARTFORD SECURITIES DISTRIB. CO INC                                                                                8.62%
FBO VARIOUS RETIREMENT PLANS
HARTFORD CT

CHARLES SCHWAB & CO INC                                                                                           56.54%
SPECIAL CUSTODY ACCOUNT
FBO CUSTOMERS
ATTN: MUTUAL FUNDS
SAN FRANCISCO CA

STATE STREET BANK AND TRUST CO                                                                40.31%
FBO INDIA GARMENTS
S HACKENSACK NJ

TRUSTLYNX & CO                                                                                 6.16%
DENVER CO

FIIOC                                                                                                   20.16%     7.00%
FBO BEUS GILBERT PLLC
PROFIT SHARING RETIRMENT PLAN
COVINGTON KY

MG TRUST CO CUST FBO                                                                           7.03%
SEELY & DURLAND INC 401K PROFIT
DENVER CO

AST CAPITAL TRUST COMPANY C/O                                                                 24.09%
TNEMEC CO INC 401K SAVINGS PLAN
PHOENIX AZ

THE HARTFORD HIGH YIELD FUND

EDWARD D JONES & CO                             39.96%   21.15%    6.02%
ATTN: MUTUAL FUND SHAREHOLDER
ACCOUNTING
MARYLAND HTS MO

TRUST CO OF AMERICA                              7.99%
ENGLEWOOD CO

PERSHING LLC                                     6.24%    7.59%   10.22%            83.44%
JERSEY CITY NJ

NFS LLC FEBO                                             12.54%    9.92%
NFS/FMTC ROLLOVER IRA
FBO VADA M MUELLER
SAINT LOUIS MO

FIRST CLEARING, LLC                                       7.08%    8.61%
JOAN E SAGLE (IRA)
FCC AS CUSTODIAN
LA QUINTA CA

A G EDWARDS & SONS INC C/F                                         6.07%
JEANNE J HUFFMAN
ROLLOVER IRA ACCOUNT
MORENO VALLEY CA

LPL FINANCIAL SERVICES                                             5.57%
SAN DIEGO CA

CITIGROUP GLOBAL MARKETS, INC.                                                       6.69%
HOUSE ACCOUNT
ATTN: PETER BOOTH 7TH FLOOR
NEW YORK NY

GARY L WUESTENBERG REALTOR INC.                                                               12.22%
GARY L WUESTENBERG TRUSTEE IND (K)
MARTINEZ CA

HARTFORD LIFE INSURANCE COMPANY                                                               54.37%   100.00%   100.00%
ATTN: MARK STROGOFF
HARTFORD CT

BROOKS & ASSOCIATES 401K PLAN                                                                 33.41%
CLINTON M BROOKS TRUSTEE IND (K)
IDAHO FALLS ID

THE HARTFORD HIGH YIELD MUNICIPAL BOND FUND

MLPF&S FOR THE SOLE BENEFIT OF                  20.24%   21.55%   29.52%
ITS CUSTOMERS
ATTN FUND ADMINISTRATION
JACKSONVILLE FL

FIRST CLEARING, LLC                             13.42%   27.64%   15.92%
JOHN W RIDENOUR III
CHEVY CHASE MD

NFS LLC FEBO                                     9.00%    7.81%                      7.47%
KARL THOMAS
MICHELLE TERRY
STUART FL

EDWARD D JONES & CO                              8.23%   15.05%
ATTN: MUTUAL FUND SHAREHOLDER
ACCOUNTING
MARYLAND HTS MO

CITIGROUP GLOBAL MARKETS, INC.                                     5.02%
HOUSE ACCOUNT
ATTN: PETER BOOTH 7TH FLOOR
NEW YORK NY

PRUDENTIAL INVESTMENT MANAGEMENT                                                    29.20%
SERVICE FBO MUTUAL FUND CLIENTS
NEWARK NJ

STERNE AGEE & LEACH INC                                                             16.63%
BIRMINGHAM AL

LPL FINANCIAL SERVICES                                                              16.38%
SAN DIEGO CA

PERSHING LLC                                                                        10.98%
JERSEY CITY NJ

THE HARTFORD INCOME ALLOCATION FUND

EDWARD D JONES & CO                             42.41%   21.76%    6.73%
ATTN: MUTUAL FUND SHAREHOLDER
ACCOUNTING
MARYLAND HTS MO

HARTFORD LIFE INSURANCE COMPANY                 10.80%                                        53.40%    99.89%   100.00%
SEPARATE ACCOUNTS 401K BUSINESS
HARTFORD CT

CONSTELLATION TR C/F                             9.21%
RAYMOND MURPHY IRA
OMAHA NE

PERSHING LLC                                     5.29%   15.72%    9.13%
JERSEY CITY NJ

A G EDWARDS & SONS INC                           5.05%
RICHARD A COTE &
RONALD A COTE JTTEN
SAINT LOUIS MO

NFS LLC FEBO                                             20.14%   15.05%             7.44%
NFS/FMTC IRA
FBO MICHAEL ALLGEIER
FRANKFORT KY

FIRST CLEARING LLC                                        6.07%
MARGARET E SAUNDERS REV TRUST
PENNEY FARMS FL

MLPF&S FOR THE SOLE BENEFIT OF                                     9.01%
ITS CUSTOMERS
ATTN FUND ADMINISTRATION
JACKSONVILLE FL

LPL FINANCIAL SERVICES                                             5.00%            84.76%
SAN DIEGO CA

BROOKS & ASSOCIATES 401K PLAN                                                                 37.56%
CLINTON M BROOKS TRUSTEE IND (K)
IDAHO FALLS ID

THE HARTFORD INCOME FUND

EDWARD D JONES & CO                             60.20%   31.43%
ATTN: MUTUAL FUND SHAREHOLDER
ACCOUNTING
MARYLAND HTS MO

KANSAS POSTSECONDARY EDUCATION                   9.46%
SAVINGS PLAN - 463 VERY AGG
AMERICAN CENTURY INVESTMENTS
KANSAS CITY MO

PERSHING LLC                                     6.18%    8.67%   10.63%
JERSEY CITY NJ

NFS LLC FEBO                                             12.52%   12.64%
HELLEN M MELLON
TOD ET AL
CALERA AL

FIRST CLEARING CORP                                       7.40%    7.84%
JUDY POOLE IRA
FCC CUST
STONEBORO PA

MLPF&S FOR THE SOLE BENEFIT OF                                    20.63%
ITS CUSTOMERS
ATTN FUND ADMINISTRATION
JACKSONVILLE FL

LPL FINANCIAL SERVICES                                             5.19%
SAN DIEGO CA

THE HARTFORD INFLATION PLUS FUND

NFS LLC FEBO                                    11.91%   17.85%   11.80%             9.46%
CARLOS ARTURO TAFUR TTEE
THE CARLOS A & MARIA D TAFUR
FAM LIVING TR, U/A 5/23/97
MESQUITE TX

PERSHING LLC                                     9.54%   11.07%    6.22%             9.14%
JERSEY CITY NJ

EDWARD D JONES & CO                              9.34%
ATTN: MUTUAL FUND SHAREHOLDER
ACCOUNTING
MARYLAND HTS MO

MLPF&S FOR THE SOLE BENEFIT OF                   7.83%    8.75%   16.56%
ITS CUSTOMERS
ATTN FUND ADMINISTRATION
JACKSONVILLE FL

LPL FINANCIAL SERVICES                           6.75%                              26.12%
SAN DIEGO CA

FIRST CLEARING, LLC                              6.40%   13.85%   10.38%
CLARENCE ALEXANDER &
BILLIE H ALEXANDER JT WROS
PLYMOUTH NC

CITIGROUP GLOBAL MARKETS, INC.                            7.96%    8.24%            23.44%
HOUSE ACCOUNT
ATTN: PETER BOOTH 7TH FLOOR
NEW YORK NY

HARTFORD SECURITIES DISTRIB. CO INC                                                                                       100.00%
FBO VARIOUS RETIREMENT PLANS
HARTFORD CT

TD AMERITRADE TRUST CO                                                                                            36.53%
DENVER CO

JAGDISH B KOTHARI                                                                                                 26.09%
JAGDISH B KOTHARI TRUSTEE IND (K)
HOUSTON TX

MAX KER-SEYMER FBO                                                                             6.18%
WESTMINSTER INTERNATIONAL COMP
401 K PROFIT SHARING PLAN & TRUST
ATLANTA GA

COLONIAL CONTRACTING INC                                                                       5.09%
TERRENCE M GAVIN TRUSTEE IND (K)
MEQUON WI

COUNSEL TR DBA MATC FBO                                                                       10.77%
DIABETES & ENDOCRINE CLINICS OF
SIOUX EMPIRE LTD 401K PSP
PITTSBURGH PA

FRED AHARI FBO                                                                                 6.59%
BIOPSY SCIENCES LLC 401K PSP & TR
TUCSON AZ

IRA FBO NANCY J HAU                                                                                     20.44%
PERSHING LLC AS CUSTODIAN
ROTH ACCOUNT
APPLE VALLEY MN

HARTFORD LIFE INSURANCE COMPANY                                                                         78.73%    37.38%
ATTN: MARK STROGOFF
HARTFORD CT

ORCHARD TRUST CO LLC CUST                                                                     39.71%
FBO OPP FUNDS RECORDK PRO RET PL
GREENWOOD VLG CO

WALKER 401K                                                                                   12.04%
NICHOLAS WALKER TRUSTEE IND (K)
SAN FRANCISCO CA

ENGRAVERS RESOURCES                                                                            9.17%
ROBERT REVERE TRUSTEE IND (K)
FBO ROBERT REVERE
GLENDALE AZ

THE HARTFORD INTERNATIONAL GROWTH FUND

EDWARD D JONES & CO                             53.50%   23.34%                      5.58%
ATTN: MUTUAL FUND SHAREHOLDER
ACCOUNTING
MARYLAND HTS MO

A G EDWARDS & SONS INC CUST                     11.00%             5.70%
FBO J REX EATMAN IRA A/C
APEX NC

NFS LLC FEBO                                              9.71%    6.67%
NFS/FMTC IRA
FBO KEVIN K MCCOTTER
SAINT LOUIS MO

PERSHING LLC                                              7.66%
JERSEY CITY NJ

FIRST CLEARING, LLC                                       6.54%    5.67%
LOUIE A PARNELL
N MYRTLE BCH SC

CITIGROUP GLOBAL MARKETS, INC.                                    16.21%
HOUSE ACCOUNT
ATTN: PETER BOOTH 7TH FLOOR
NEW YORK NY

PRUDENTIAL INVESTMENT MANAGEMENT                                                    93.30%
SERVICE FBO MUTUAL FUND CLIENTS
NEWARK NJ

KEY BANK NA CUST                                                                                                           37.02%
RAINBOW HOSPITAL
CLEVELAND OH

NFSC FEBO                                                                                                                  36.76%
FIIOC AGENT FBO
QUALIFIED EMPLOYEE
PLANS 401K FINOPS-IC FUNDS
COVINGTON KY

PACIFIC LUTHERAN UNIVERSITY                                                                                                22.78%
ATTN: FIOP
TACOMA WA

STATE STREET BANK AND TRUST CO CUST                                                           91.69%    77.99%
FBO HARLAN GLOBAL MANUFACTURING
KANSAS CITY KS

HARTFORD LIFE INSURANCE COMPANY                                                                                  100.00%
ATTN: MARK STROGOFF
HARTFORD CT

MG TRUST CO CUST FBO                                                                                    16.83%
ALTERNATE SOLUTIONS HOMECARE LLC
DENVER CO

THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND

EDWARD D JONES & CO                             45.00%   16.23%
ATTN: MUTUAL FUND SHAREHOLDER
ACCOUNTING
MARYLAND HTS MO

NFS LLC FEBO                                     6.46%    7.05%    8.93%
NFS/FMTC ROLLOVER IRA
FBO GARY A SMITH
STRASBURG OH

PERSHING LLC                                              7.50%                               12.63%
JERSEY CITY NJ

CITIGROUP GLOBAL MARKETS, INC.                            5.04%   15.00%
HOUSE ACCOUNT
ATTN: PETER BOOTH 7TH FLOOR
NEW YORK NY

FIRST CLEARING, LLC                                                5.77%
JUDITH A FELKER SIMPLE IRA
FCC AS CUSTODIAN
BUFFALO MILLS PA

RAYMOND JAMES & ASSOC INC                                                           46.06%
FBO MARILYN J CLARK
COLUMBUS OH

HARTFORD LIFE INSURANCE COMPANY                                                     45.88%     9.92%     9.84%    73.16%
ATTN: MARK STROGOFF
HARTFORD CT

RAYMOND JAMES & ASSOC INC                                                            8.06%
FBO TAMARA S COMPTON
SPRINGFIELD OH

SAXON & CO                                                                                                                 53.33%
PHILADELPHIA PA

WELLINGTON TRUST CO                                                                                                        46.63%
FBO WELLINGTON RET & PENSION PLAN
BOSTON MA

FIIOC                                                                                                   16.01%
FBO C-E MINERALS INC
COVINGTON KY

MG TRUST CO CUST FBO                                                                           5.72%    55.74%
TOMLINSON/ERWIN-LAMBETH INC 401K
DENVER CO

CHARLES J WALKER DEFINED                                                                      10.86%
BENEFIT PENSION PLAN
ACCT OF CHARLES J WALKER
BAKERSFIELD CA

CHRISTOPHER MILANO FBO                                                                                   6.70%
GOLDSTEIN-MILANO LLC 401K PSP & TR
READING MA

ELEVATED STRUCTURES LLC                                                                                  9.23%
ROBERT ADAMO TRUSTEE IND (K)
OLD TAPPAN NJ

WALKER 401K                                                                                   17.64%
NICHOLAS WALKER TRUSTEE IND (K)
SAN FRANCISCO CA

R HEISSERER ENTERPRISES, INC.                                                                  6.00%
ROBERT HEISSERER TRUSTEE IND (K)
ROGERS AR

PERMANENT COSMETIC MAKEUP                                                                     21.99%
BY LAURA J ALBANO
LAURA J ALBANO TRUSTEE IND (K)
RLLNG HLS EST CA

SCOTT D HEINS                                                                                                     26.84%
SCOTT D HEINS TRUSTEE IND (K)
IXONIA WI

THE HARTFORD INTERNATIONAL SMALL COMPANY FUND

EDWARD D JONES & CO                             21.20%    6.97%
ATTN: MUTUAL FUND SHAREHOLDER
ACCOUNTING
MARYLAND HTS MO

PERSHING LLC                                    11.27%   12.29%    5.63%
JERSEY CITY NJ

NFS LLC FEBO                                     9.24%    7.63%   19.50%            15.97%
NFS/FMTC IRA
FBO CHARLES BRYAN MARKS
VIRGINIA BCH VA

CITIGROUP GLOBAL MARKETS, INC.                            6.16%    7.08%            63.30%
HOUSE ACCOUNT
ATTN: PETER BOOTH 7TH FLOOR
NEW YORK NY

FIRST CLEARING CORPORATION                                5.34%    6.74%
JAMES K MILLER AND
JOHNSTOWN PA

MLPF&S FOR THE SOLE BENEFIT OF                                     7.52%
ITS CUSTOMERS
ATTN FUND ADMINISTRATION
JACKSONVILLE FL

AMERITRADE INC                                                                      11.34%
OMAHA NE

WELLINGTON TRUST CO                                                                                                        61.14%
FBO WELLINGTON RET & PENSION PLAN
BOSTON MA

SJGC 99 GENERAL PARTNERSHIP                                                                                                23.30%
TULSA OK

KING HARRIS TTEE                                                                                                           10.73%
FBO KING WILLIAM W HARRIS TRUST
DTD 01/12/90
C/O HARRIS HOLDINGS
CHICAGO IL

THE HARTFORD LARGECAP GROWTH FUND

HARTFORD LIFE INSURANCE COMPANY                 86.32%   52.87%   28.60%                                                  100.00%
ATTN: MARK STROGOFF
HARTFORD CT

US BANK NATIONAL ASSOC C/F                               12.68%
JAMES DUFFY R/OVER IRA
LEVITTOWN PA

FIRST CLEARING LLC                                                18.65%
JOAN E CHERNOV
SANTA MONICA CA

PERSHING LLC                                                      18.34%
JERSEY CITY NJ

RBC CAPITAL MARKETS CORP FBO                                       5.75%
SUSAN ENGELKING CUST
MARTA ENGELKING
MN UNF TRANSFER TO MINORS ACT
STILLWATER MN

THE HARTFORD MIDCAP FUND

EDWARD D JONES & CO                             32.12%   17.13%
ATTN: MUTUAL FUND SHAREHOLDER
ACCOUNTING
MARYLAND HTS MO

A G EDWARDS & SONS INC C/F                       5.79%             5.66%
JIMMIE L MOBLEY IRA
DENISON TX

NFS LLC FEBO                                             11.45%    6.89%
CATHERINE M GORDON
GAHANNA OH

PERSHING LLC                                             10.28%    7.20%
BIN 4KV825842
JERSEY CITY NJ

FIRST CLEARING, LLC                                       8.06%   11.50%                                                   54.16%
ALLISON C GREGORY
MAIDENS VA

CITIGROUP GLOBAL MARKETS, INC.                            5.09%    9.82%
HOUSE ACCOUNT
ATTN: PETER BOOTH 7TH FLOOR
NEW YORK NY

CALHOUN & CO C/O COMERICA BANK                                                                                             16.99%
DETROIT MI

WACHOVIA BANK FBO                                                                                                           8.66%
VARIOUS RETIREMENT PLANS
CHARLOTTE NC

WELLINGTON TRUST CO                                                                                                         8.05%
FBO WELLINGTON RET & PENSION PLAN
BOSTON MA

THE HARTFORD MIDCAP GROWTH FUND

HARTFORD LIFE INSURANCE COMPANY                 32.06%                                                                     53.73%
ATTN: MARK STROGOFF
HARTFORD CT

EDWARD D JONES & CO                             16.85%    6.92%
ATTN: MUTUAL FUND SHAREHOLDER
ACCOUNTING
MARYLAND HTS MO

PERSHING LLC                                     6.44%   10.41%    9.60%
JERSEY CITY NJ

FIRST CLEARING, LLC                              5.48%    5.38%    9.31%
STEVE EDMUND BNF
FLORENCE SC

NFS LLC FEBO                                     5.32%    8.82%
FMT CO CUST IRA
FBO CHRISTOPHER L GOODWIN
DOUGLAS MA

A G EDWARDS & SONS CUST FBO                                        7.83%
GEORGE HEACOCK ROTH ACCT
EUGENE OR

LPL FINANCIAL SERVICES                                             5.03%
SAN DIEGO CA

H L INVESTMENT ADVISORS                                                                                                    46.27%
ATTN MARILYN ORR
WOODBURY MN

THE HARTFORD MIDCAP VALUE FUND

EDWARD D JONES & CO                             57.04%   20.09%
ATTN: MUTUAL FUND SHAREHOLDER
ACCOUNTING
MARYLAND HTS MO

NFS LLC FEBO                                             10.04%    6.13%
WAMU INVESTMENTS, INC.
REGULAR IRA
FBO JOSEPH SETTICASE
PORT SAINT LUCIE FL

PERSHING LLC                                              8.65%    8.07%
JERSEY CITY NJ

FIRST CLEARING, LLC                                       5.22%    8.76%
GERALD R RIMES SIMPLE IRA
FCC AS CUSTODIAN
JUPITER FL

A G EDWARDS & SONS INC CUST                                        7.97%
FBO DANA BRUCE MOSIMAN IRA A/C
SEDGWICK KS

LPL FINANCIAL SERVICES                                             7.21%
SAN DIEGO CA

ROBERT W BAIRD & CO INC                                            5.75%
MILWAUKEE WI

STATE STREET BANK AND TRUST CO TTEE                                                                                        76.19%
FBO VARIOUS AMERICAN NW RETIREMENT
PLANS
KANSAS CITY MO

T. ROWE PRICE RETIREMENT PLAN SVCS                                                                                         23.81%
FBO RETIREMENT PLAN CLIENTS
OWINGS MILLS MD

THE HARTFORD MONEY MARKET FUND

EDWARD D JONES & CO                             16.75%   12.82%
ATTN: MUTUAL FUND SHAREHOLDER
ACCOUNTING
MARYLAND HTS MO

HARTFORD LIFE INSURANCE COMPANY                  5.97%                                         5.07%    99.21%
SEPARATE ACCOUNT TWELVE
HARTFORD CT

NFS LLC FEBO                                     5.17%   15.41%    9.41%
ALYDA A BOES TTEE
ALYDA A BOES TRUST
U/A 6/5/87
ZEELAND MI

FIRST CLEARING, LLC                                       8.34%   14.84%
DON R MILLS &
CINDY P MILLS JT WROS
LA GRANGE NC

PERSHING LLC                                              8.34%    8.60%
JERSEY CITY NJ

CITIGROUP GLOBAL MARKETS, INC.                                     9.47%
HOUSE ACCOUNT
ATTN: PETER BOOTH 7TH FLOOR
NEW YORK NY

HAIR SENSATIONS                                                                                5.51%
SHERRI WUESTENBERG TRUSTEE IND (K)
MARTINEZ CA

BARBI PODEMSKI                                                                                11.55%
BARBI PODEMSKI TRUSTEE IND (K)
SEATTLE WA

HARTFORD SECURITIES DISTRIB. CO INC                                                                               99.55%
FBO VARIOUS RETIREMENT PLANS
HARTFORD CT

COLONIAL CONTRACTING INC                                                                      12.47%
TERRENCE M GAVIN TRUSTEE IND (K)
MEQUON WI

BTD ENTERPRISES                                                                               42.68%
LORI M THOMAS TRUSTEE IND (K)
COLONA IL

BENJAMIN PODEMSKI                                                                             11.55%
BARBI PODEMSKI TRUSTEE IND (K)
SEATTLE WA

THE HARTFORD RETIREMENT INCOME FUND

HARTFORD LIFE INSURANCE COMPANY                 33.06%                                        15.99%    99.95%   100.00%
SEPARATE ACCOUNTS 401K BUSINESS
HARTFORD CT

EDWARD D JONES & CO                             22.48%   10.42%
ATTN: MUTUAL FUND SHAREHOLDER
ACCOUNTING
MARYLAND HTS MO

HARTFORD SECURITIES DISTRIB. CO INC              7.66%
FBO VARIOUS RETIREMENT PLANS
HARTFORD CT

H L INVESTMENT ADVISORS                          6.44%   30.37%   10.72%                                                  100.00%
ATTN MARILYN ORR
WOODBURY MN

FIRST CLEARING LLC                               5.78%   15.03%   48.48%
DOROTHY A THOMAS R/O IRA
FCC AS CUSTODIAN
MARLIN TX

A G EDWARDS & SONS INC FBO                               23.46%
ROY M SMEAL
SAINT LOUIS MO

US BANK NATIONAL ASSOC C/F                                8.01%
CUST FOR THE SEP IRA OF
GERALD P BEST
DAVIS CA

US BANK NATIONAL ASSOC C/F                                6.98%
DAVID L BRUEGGEMANN IRA
DELAVAN WI

RAYMOND JAMES & ASSOC INC                                          9.70%
FBO GINGRICH ROSE
ST PETERSBURG FL

NFS LLC FEBO                                                       6.90%
DOROTHY M COLER TTEE
DOROTHY M COLER TRUST U/A 6/26/97
LINCOLN NE

MG TRUST CO CUST FBO                                                                          84.01%
TOMLINSON/ERWIN-LAMBETH INC 401K
DENVER CO

THE HARTFORD SELECT MIDCAP VALUE FUND

EDWARD D JONES & CO                             27.39%   13.38%
ATTN: MUTUAL FUND SHAREHOLDER
ACCOUNTING
MARYLAND HTS MO

PERSHING LLC                                    12.54%   18.78%   10.80%
JERSEY CITY NJ

NFS LLC FEBO                                     9.68%    8.21%    8.45%
NFS/FMTC IRA - BDA
NSPS KEVIN THOMAS MCGEEHAN
ANN ARBOR MI

FIRST CLEARING LLC                                        7.07%    7.99%
ALLYSON G RAECKELBOOM CUST
BRYAN L RAECKELBOOM UGMASC
GREER SC

LPL FINANCIAL SERVICES                                             6.31%
SAN DIEGO CA

UBS FINANCIAL SERVICES INC. FBO                                    5.73%
UBS-FINSVC CDN FBO
MRS NANCY J WINTER
WEEHAWKEN NJ

THE HARTFORD SELECT SMALLCAP VALUE FUND

HARTFORD LIFE INSURANCE COMPANY                 82.88%   41.74%   28.92%
ATTN: MARK STROGOFF
HARTFORD CT

PERSHING LLC                                             13.39%    8.06%
JERSEY CITY NJ

EDWARD D JONES & CO                                       7.31%
ATTN: MUTUAL FUND SHAREHOLDER
ACCOUNTING
MARYLAND HTS MO

NFS LLC FEBO                                              5.60%
NFS/FMTC IRA
FBO JOSEPH F WOOD
LEAVENWORTH WA

FIRST CLEARING, LLC                                               20.64%
ALLAN D NEUBAUER (IRA)
FCC AS CUSTODIAN
BASTROP TX

LPL FINANCIAL SERVICES                                             5.07%
SAN DIEGO CA

THE HARTFORD SHORT DURATION FUND

EDWARD D JONES & CO                             26.60%   14.98%
ATTN: MUTUAL FUND SHAREHOLDER
ACCOUNTING
MARYLAND HTS MO

PERSHING LLC                                    17.49%    7.53%    8.56%
JERSEY CITY NJ

NFS LLC FEBO                                    15.37%   18.94%    9.08%
KIMZEY COMPANY
A PARTNERSHIP
FRANK J BERGMAN
DALLAS TX

MLPF&S FOR THE SOLE BENEFIT OF                   6.27%    6.03%   22.02%
ITS CUSTOMERS
ATTN FUND ADMINISTRATION
JACKSONVILLE FL

CITIGROUP GLOBAL MARKETS, INC.                   5.19%             8.46%
HOUSE ACCOUNT
ATTN: PETER BOOTH 7TH FLOOR
NEW YORK NY

FIRST CLEARING, LLC                                       5.29%    5.65%
LOUIE A PARNELL
N MYRTLE BCH SC

LPL FINANCIAL SERVICES                                             6.12%
SAN DIEGO CA

THE HARTFORD SMALL COMPANY FUND

EDWARD D JONES & CO                             17.23%    8.46%
ATTN: MUTUAL FUND SHAREHOLDER
ACCOUNTING
MARYLAND HTS MO

NFS LLC FEBO                                    11.45%   11.18%    6.30%            12.84%                         6.84%
NFS/FMTC ROLLOVER IRA
FBO THOMAS F EVERETTE JR
DURANGO CO

PERSHING D L & J SEC CORP                       10.05%    9.73%    6.75%            10.32%
FBO BEVERLY A JOHNSON
JERSEY CITY NJ

CHARLES SCHWAB & CO INC                         10.00%                                                   7.71%    24.94%
SPECIAL CUSTODY ACCOUNT
FBO CUSTOMERS
ATTN: MUTUAL FUNDS
SAN FRANCISCO CA

WELLS FARGO INVESTMENTS LLC                      7.62%
MINNEAPOLIS MN

WELLS FARGO INVESTMENTS LLC                      5.03%
MINNEAPOLIS MN

FIRST CLEARING, LLC                                       9.46%   11.07%
GERALD R RIMES SIMPLE IRA
FCC AS CUSTODIAN
JUPITER FL

CITIGROUP GLOBAL MARKETS, INC.                                     9.24%            14.37%
HOUSE ACCOUNT
ATTN: PETER BOOTH 7TH FLOOR
NEW YORK NY

MLPF&S FOR THE SOLE BENEFIT OF                                     6.75%
ITS CUSTOMERS
ATTN FUND ADMINISTRATION
JACKSONVILLE FL

LPL FINANCIAL SERVICES                                                              30.62%
SAN DIEGO CA

PRIMEVEST FINANCIAL SERVICES FBO                                                    11.29%
PRIMEVEST FINL SVCS CUST FOR
SAINT CLOUD MN

NFSC FEBO                                                                                                                  78.63%
FIIOC AGENT FBO
QUALIFIED EMPLOYEE
PLANS 401K FINOPS-IC FUNDS
COVINGTON KY

WELLS FARGO BANK NA                                                                                                9.04%   11.75%
FBO RETPLAN SVCS
MINNEAPOLIS MN

MG TRUST CO CUST FBO                                                                          11.35%
PENDLETON YACHT YARD INC EMPLOYEE
DENVER CO

HARTFORD LIFE INSURANCE COMPANY                                                                         52.09%
ATTN: MARK STROGOFF
HARTFORD CT

ORCHARD TRUST CO TTEE                                                                                              8.97%
EMPLOYEE BENEFITS CLIENTS
GREENWOOD VLG CO

C/O MUTUAL FUNDS                                                                                                  17.21%
WTC TTEE FBO ST PAUL ELECTRICAL
CONSTRUCTION WRKS 401K DEF COMP PL
WILMINGTON DE

HARTFORD SECURITIES DISTRIB. CO INC                                                                                7.01%
FBO VARIOUS RETIREMENT PLANS
HARTFORD CT

SEI PRIVATE TRUST CO                                                                                              10.83%
C/O SUNTRUST BANK ID 866
OAKS PA

EMJAY CORPORATION CUSTODIAN FBO                                                                9.13%
PLANS OF RPSA CUSTOMERS
GREENWOOD VLG CO

WELLS FARGO BANK WEST NA                                                                                22.53%
FBO VARIOUS FASCORP RECORDKEPT PLN
OMNI WELLS FARGO INSTITUTIONAL
GREENWOOD VLG CO

STATE STREET BANK AND TRUST CO CUST                                                           42.19%
FBO VINCENT INDUSTRIAL PLASTICS
HENDERSON KY

RELIANCE TRUST CO FBO                                                                         14.89%              10.02%
ECPI COLLEGES
ATLANTA GA

THE HARTFORD SMALLCAP GROWTH FUND

A G EDWARDS & SONS INC FBO                      42.55%
JAMES R SCHWENK
ST LOUIS MO

EDWARD D JONES & CO                              6.51%
ATTN: MUTUAL FUND SHAREHOLDER
ACCOUNTING
MARYLAND HTS MO

LPL FINANCIAL SERVICES                           5.38%            23.07%            39.07%
SAN DIEGO CA

NFS LLC FEBO                                             11.58%    6.96%
NFS/FMTC ROTH IRA
FBO THOMAS M BLANKENSHIP
ROME GA

PERSHING LLC                                              9.92%    5.69%            43.17%
JERSEY CITY NJ

FIRST CLEARING CORPORATION                                6.48%    5.91%
ROBERT IMLER AND BARBARA IMLER
JT TEN
PORTLAND IN

CITIGROUP GLOBAL MARKETS, INC.                            5.23%
HOUSE ACCOUNT
ATTN: PETER BOOTH 7TH FLOOR
NEW YORK NY

NFSC FEBO                                                                                                                  89.27%
FIIOC AGENT FBO
QUALIFIED EMPLOYEE
PLANS 401K FINOPS-IC FUNDS
COVINGTON KY

NORTHERN TRUST COMPANY CUSTODIAN                                                                                            7.71%
FBO ACF-ADVOCATE
CHICAGO IL

GAVIN S LEW FBO                                                                                                    8.83%
USER CENTRIC INC 401K PSP& TR
OAKBROOK TER IL

HARTFORD LIFE INSURANCE COMPANY                                                               74.39%    80.14%    13.04%
ATTN: MARK STROGOFF
HARTFORD CT

NATLIN LLC                                                                                    18.22%
JASON TRUMBAUER TRUSTEE IND (K)
JESUP IA

HARTFORD SECURITIES DISTRIB. CO INC                                                                     13.73%    78.13%
FBO VARIOUS RETIREMENT PLANS
HARTFORD CT

THE HARTFORD STOCK FUND

EDWARD D JONES & CO                             44.22%   16.26%    5.93%
ATTN: MUTUAL FUND SHAREHOLDER
ACCOUNTING
MARYLAND HTS MO

NFS LLC FEBO                                     5.48%    9.79%    8.85%
DEVLUKIA LABHKUNVER
RANJAN ATUL SHAH
ROSEVILLE CA

PERSHING LLC                                              8.01%    7.48%                                55.06%
JERSEY CITY NJ

A G EDWARDS & SONS C/F                                             9.58%
JEFFREY M. DELLUOMO
ROTH IRA ACCOUNT
POLAND OH

FIRST CLEARING, LLC                                                8.36%
RICHARD M PAVONARIUS
KOGA CITY IBARAKI
JAPAN

CITIGROUP GLOBAL MARKETS, INC.                                     7.49%
HOUSE ACCOUNT
ATTN: PETER BOOTH 7TH FLOOR
NEW YORK NY

HARTFORD LIFE INSURANCE COMPANY                                                    100.00%    30.71%    18.62%   100.00%
ATTN: MARK STROGOFF
HARTFORD CT

SAXON & CO                                                                                                                 91.10%
PHILADELPHIA PA

WELLINGTON TRUST CO                                                                                                         8.90%
FBO WELLINGTON RET & PENSION PLAN
BOSTON MA

EMERALD LAWN SERVICE INC                                                                                 9.05%
PAUL P HOWELL TRUSTEE IND (K)
KEARNY NJ

SUSAN WILLIS RESEARCH IND 401K PLAN                                                           10.36%
SUSAN WILLIS TRUSTEE IND (K)
MONTGOMERY AL

ELEVATED STRUCTURES LLC                                                                                 17.27%
ROBERT ADAMO TRUSTEE IND (K)
OLD TAPPAN NJ

NATLIN LLC                                                                                    13.99%
JASON TRUMBAUER TRUSTEE IND (K)
JESUP IA

MG TRUST CO TTEE                                                                              44.94%
PALCO TELECOM SERVICE INC
DENVER CO

THE HARTFORD STRATEGIC INCOME FUND

MLPF&S FOR THE SOLE BENEFIT OF                  13.81%             7.88%
ITS CUSTOMERS
ATTN FUND ADMINISTRATION
JACKSONVILLE FL

NFS LLC FEBO                                    12.58%   11.14%   16.18%            17.35%
NATHAN L KLINGLER
VICTORIA KLINGLER
DUNDAS IL

PERSHING LLC                                    12.51%   15.85%   11.97%            24.05%
JERSEY CITY NJ

EDWARD D JONES & CO                             11.46%   13.96%
ATTN: MUTUAL FUND SHAREHOLDER
ACCOUNTING
MARYLAND HTS MO

FIRST CLEARING CORPORATION                       6.27%   12.44%    9.01%
JERRY E SMITH (IRA)
FCC AS CUSTODIAN
ORANGE TX

LPL FINANCIAL SERVICES                           5.92%             7.56%            26.70%
SAN DIEGO CA

PRUDENTIAL INVESTMENT MANAGEMENT                                                    13.74%
SERVICE FBO MUTUAL FUND CLIENTS
NEWARK NJ

WELLS FARGO INVESTMENTS LLC                                                          5.88%
MINNEAPOLIS MN

WELLS FARGO INVESTMENTS LLC                                                          5.33%
MINNEAPOLIS MN

THE HARTFORD TARGET RETIREMENT 2010 FUND

HARTFORD LIFE INSURANCE COMPANY                 70.04%                                       100.00%    98.37%    99.59%
SEPARATE ACCOUNTS 401K BUSINESS
HARTFORD CT

HARTFORD SECURITIES DISTRIB. CO INC              7.91%
FBO 403(B)(7) PREMIER ENTERPRISE
PRODUCT
HARTFORD CT

NFS LLC FEBO                                             39.81%    6.11%
NFS/FMTC ROLLOVER IRA
FBO PATRICIA L CANUTE
MAX MEADOWS VA

H L INVESTMENT ADVISORS                                  26.54%   20.92%                                                  100.00%
ATTN MARILYN ORR
WOODBURY MN

US BANK NATIONAL ASSOC C/F                                5.99%
MARJORIE E ALBERT SIMPLE IRA
LOS ANGELES CA

U S BANCORP INVESTMENTS INC                                        7.15%
FBO
SAINT PAUL MN

UBS FINANCIAL SERVICES INC. FBO                                    5.91%
LYNDA G GRAY TTEE U/T
LYNDA G GRAY REVOCABLE LIVING
TRUST DTD 11/5/99
FRESNO CA

THE HARTFORD TARGET RETIREMENT 2020 FUND

HARTFORD LIFE INSURANCE COMPANY                 74.50%                                        18.41%    98.98%    99.12%
SEPARATE ACCOUNTS 401K BUSINESS
HARTFORD CT

NFS LLC FEBO                                             14.58%
NFS/FMTC IRA
FBO ROBERT W EDRINGTON
CLARKSVILLE AR

FIRST CLEARING LLC                                       13.93%
DIANA JACOBS R/O IRA
FCC AS CUSTODIAN
SEVEN HILLS OH

US BANK NATIONAL ASSOC C/F                               11.88%
SUSAN ALFORD IRA
MIDDLESEX NC

AMERICAN ENTERPRISE INVESTMENT SVCS                       9.88%
MINNEAPOLIS MN

US BANK NATL ASSOC C/F                                    6.34%
COURTNEY SEARLS-RIDGE SEP
SEATTLE WA

KRISTINA A PICKENS                                        5.09%
CHAPIN SC

US BANK NATIONAL ASSOC C/F                                        12.12%
JUDITH E BARKLEY IRA
BURLINGTON CT

CARPE DIEM COMMUNICATIONS INC                                      8.13%
ACCT OF JULIE EDELMAN
MAHWAH NJ

US BANK NATIONAL ASSOC C/F                                         7.89%
JAMES V LOUGHLIN DCD
FBO MARIE A MAGLIANO BENE IRA
NEWTON NJ

US BANK NATIONAL ASSOC C/F                                         7.49%
LARRY E PATTERSON SIMPLE IRA
SPEARFISH SD

US BANK NATIONAL ASSOC C/F                                         6.26%
MARIA G DICHOSO-WOOD R/OVER IRA
MINT HILL NC

H L INVESTMENT ADVISORS                                                                                                   100.00%
ATTN MARILYN ORR
WOODBURY MN

BTD ENTERPRISES                                                                               22.99%
LORI M THOMAS TRUSTEE IND (K)
COLONA IL

MG TRUST CO CUST FBO                                                                          58.54%
MDF SYSTEMS INC
DENVER CO

THE HARTFORD TARGET RETIREMENT 2030 FUND

HARTFORD LIFE INSURANCE COMPANY                 77.67%                                                  99.64%    97.40%
SEPARATE ACCOUNTS 401K BUSINESS
HARTFORD CT

NFS LLC FEBO                                             15.49%
NFS/FMTC IRA
FBO NATALIE EARNHARDT
DENVER NC

FIRST CLEARING LLC                                       10.94%
INA TURPEN FRIED ROTH IRA
FCC AS CUSTODIAN
SAN FRANCISCO CA

US BANK NATIONAL ASSOC C/F                                7.67%
ARLETHA L NORTHROP R/OVER IRA
EVERETT WA

PERSHING LLC                                              5.41%
JERSEY CITY NJ

WELCOME NEIGHBOR INC IND 401K PLAN                                11.13%
SUSAN D COYNE TRUSTEE IND (K)
FBO JEFFREY COYNE
CORNELIUS NC

LPL FINANCIAL SERVICES                                             7.52%
SAN DIEGO CA

IRA FBO CHRISTOPHER M COLLAR                                       7.34%
PERSHING LLC AS CUSTODIAN
ROLLOVER ACCOUNT
APPLETON WI

H L INVESTMENT ADVISORS                                                                                                   100.00%
ATTN MARILYN ORR
WOODBURY MN

COUNSEL TRUST DBA MATC FBO                                                                    96.52%
TEXAS OUTDOOR POWER EQUIPMENT
401 K PROFIT SHARING PLAN & TRUST
PITTSBURGH PA

THE HARTFORD TAX-FREE CALIFORNIA FUND

HARTFORD LIFE INSURANCE COMPANY                 22.05%
ATTN: MARK STROGOFF
HARTFORD CT

NFS LLC FEBO                                    21.26%   52.86%   41.68%
LILLIAN M DAVIES TTEE
DAVIES FAMILY TR
U/A 11/5/87
HILLSBORO OR

EDWARD D JONES & CO                             16.92%    7.62%
ATTN: MUTUAL FUND SHAREHOLDER
ACCOUNTING
MARYLAND HTS MO

WELLS FARGO INVESTMENTS LLC                     10.69%             8.05%
MINNEAPOLIS MN

MLPF&S FOR THE SOLE BENEFIT OF                   8.19%
ITS CUSTOMERS
ATTN FUND ADMINISTRATION
JACKSONVILLE FL

MS&CO FBO                                        6.93%
JOHN P & MARGARET A HUSHER CO-TTEE
HUSHER REVOCABLE TRUST U/A
DTD 05/31/1996
LOS ALTOS CA

FIRST CLEARING, LLC                                       6.38%    7.64%
BUBALO FAMILY TRUST
STEVE BUBALO TTEE
MONROVIA CA

LUCILLE E HORSTMAN OR                                     5.74%
JUDY ANN CIPRIANI TTEES
FBO GILBERT F AND LUCILLE E
HORSTMAN LIFETIME TRUST DTD 3/8/90
ARCADIA CA

LPL FINANCIAL SERVICES                                             7.33%
SAN DIEGO CA

THE HARTFORD TAX-FREE MINNESOTA FUND

EDWARD D JONES & CO                             58.42%   28.22%
ATTN: MUTUAL FUND SHAREHOLDER
ACCOUNTING
MARYLAND HTS MO

PERSHING LLC                                     5.04%            38.36%    5.14%                                          12.91%
JERSEY CITY NJ

FIRST CLEARING, LLC                                      27.61%
HARRIETT C KUREK
EDEN PRAIRIE MN

FLORENCE M LUTTER                                        17.19%
ROCHESTER MN

LPL FINANCIAL SERVICES                                   10.97%
SAN DIEGO CA

NFS LLC FEBO                                              5.51%
LUCILLE M STOLPMAN
ORTONVILLE MN

MLPF&S FOR THE SOLE BENEFIT OF                            5.43%   12.19%
ITS CUSTOMERS
ATTN FUND ADMINISTRATION
JACKSONVILLE FL

WELLS FARGO INVESTMENTS LLC                                       12.81%
MINNEAPOLIS MN

RAYMOND JAMES & ASSOC INC                                          7.21%
FBO ANN HAGLUND TTEE
U/W EVELYN DOLLE
SHOREVIEW MN

A G EDWARDS & SONS INC                                             6.10%
JUDITH A VASKO & RONALD VASKO TTEES
SAINT LOUIS MO

BETTY MAE NELSON TOD                                                       24.28%
THOMAS M DAHL, VICKIE LEE-LASLEY &
JULIE N NELSON POA
HUTCHINSON MN

HELEN C JOHNSON AND                                                        18.23%
MARSHA D FUERST JTTEN
WHITE BEAR LK MN

U.S. BANCORP INVESTMENTS, INC.                                              5.72%
MINNEAPOLIS MN

THE HARTFORD TAX-FREE NATIONAL FUND

EDWARD D JONES & CO                             37.90%   14.47%
ATTN: MUTUAL FUND SHAREHOLDER
ACCOUNTING
MARYLAND HTS MO

MLPF&S FOR THE SOLE BENEFIT OF                  12.09%            11.84%
ITS CUSTOMERS
ATTN FUND ADMINISTRATION
JACKSONVILLE FL

NFS LLC FEBO                                     7.64%   15.09%   10.79%
MRS MARJORIE D STEPHENSON
TOD MR STANLEY L STEPHENSON
MCPHERSON KS

PERSHING LLC                                     6.01%   14.08%    6.23%
JERSEY CITY NJ

FIRST CLEARING, LLC                                      11.43%   20.22%
ELEANOR S COLLURA
WAXHAW NC

MAE LOVETT                                                5.51%
90 SOMERSET E
WEST PALM BCH FL 33417-2116

CITIGROUP GLOBAL MARKETS, INC.                            5.32%    8.00%             5.40%
HOUSE ACCOUNT
ATTN: PETER BOOTH 7TH FLOOR
NEW YORK NY

THOMAS A HEBERT                                                             8.19%
OCONOMOWOC WI

RAYMOND JAMES & ASSOC INC                                                           68.10%
FBO REINHOLD A PREIK &
JENNIFER R PREIK JT/WROS
AMELIA ISLAND FL

WELLS FARGO INVESTMENTS LLC                                                          6.82%
MINNEAPOLIS MN

LPL FINANCIAL SERVICES                                                               6.45%
SAN DIEGO CA

THE HARTFORD TAX-FREE NEW YORK FUND

HARTFORD LIFE INSURANCE COMPANY                 81.00%   72.35%   44.35%
ATTN: MARK STROGOFF
HARTFORD CT

NFS LLC FEBO #                                            9.40%   13.62%
MAUREEN TRENK
NEW YORK NY

RAYMOND JAMES & ASSOC INC                                          8.99%
FBO KAUFMAN EVELYN
ST PETERSBURG FL

FIRST CLEARING LLC                                                 6.09%
MORTON SHEINMAN
GLEN ALLEN VA

PERSHING LLC                                                       5.77%
JERSEY CITY NJ

RAYMOND JAMES & ASSOC INC                                          5.68%
FBO SZULMAN MARCOS
ST PETERSBURG FL

THE HARTFORD TOTAL RETURN BOND FUND

EDWARD D JONES & CO                             57.34%   24.43%
ATTN: MUTUAL FUND SHAREHOLDER
ACCOUNTING
MARYLAND HTS MO

PERSHING LLC                                     7.80%   10.23%    8.96%
JERSEY CITY NJ

NFS LLC FEBO                                     6.91%   17.28%   13.60%            53.33%
DOROTHY M WADSWORTH
MARIETTA NY

FIRST CLEARING, LLC                                       5.16%    7.89%
BILLY D PARKER
LINCOLNTON NC

CITIGROUP GLOBAL MARKETS, INC.                                     7.07%            20.40%
HOUSE ACCOUNT
ATTN: PETER BOOTH 7TH FLOOR
NEW YORK NY

MLPF&S FOR THE SOLE BENEFIT OF                                     7.03%
ITS CUSTOMERS
ATTN FUND ADMINISTRATION
JACKSONVILLE FL

LPL FINANCIAL SERVICES                                                              12.88%
SAN DIEGO CA

SAXON & CO                                                                                                                100.00%
PHILADELPHIA PA

ED DREW WAYNE WILLIAMS FBO                                                                    53.10%
PERSONAL FLIGHT GROUP INC 401K PSP
& TR
SEYMOUR TN

ARTHUR C KLEMCHUCK                                                                             7.29%
ARTHUR C KLEMCHUCK TRUSTEE IND (K)
PORTAGE MI

MG TRUST CO CUST FBO                                                                          11.13%
TOMLINSON/ERWIN-LAMBETH INC 401K
DENVER CO

COLONIAL CONTRACTING INC                                                                       7.20%
TERRENCE M GAVIN TRUSTEE IND (K)
MEQUON WI

BROOKS & ASSOCIATES 401K PLAN                                                                  7.57%
CLINTON M BROOKS TRUSTEE IND (K)
IDAHO FALLS ID

HARTFORD SECURITIES DISTRIB. CO INC                                                                              100.00%
FBO VARIOUS RETIREMENT PLANS
HARTFORD CT

HARTFORD LIFE INSURANCE COMPANY                                                                7.23%    95.73%
ATTN: MARK STROGOFF
HARTFORD CT

THE HARTFORD U.S. GOVERNMENT SECURITIES FUND

EDWARD D JONES & CO                             35.81%   14.00%
ATTN: MUTUAL FUND SHAREHOLDER
ACCOUNTING
MARYLAND HTS MO

PERSHING LLC                                     9.47%   11.58%    5.92%
JERSEY CITY NJ

NFS LLC FEBO                                     6.39%   10.57%   13.32%
DORIS LUCILLE BENSON TTEE
DORIS LUCILLE BENSON REV TRUST
U/A 8/23/00
MORRIS MN

FIRST CLEARING, LLC                                       7.23%    7.40%    5.91%
ROBERT A SMITH
N PLAINFIELD NJ

MLPF&S FOR THE SOLE BENEFIT OF                            6.12%   21.29%
ITS CUSTOMERS
ATTN FUND ADMINISTRATION
JACKSONVILLE FL

CITIGROUP GLOBAL MARKETS, INC.                                     5.98%
HOUSE ACCOUNT
ATTN: PETER BOOTH 7TH FLOOR
NEW YORK NY

THE HARTFORD VALUE FUND

EDWARD D JONES & CO                             47.04%   17.60%
ATTN: MUTUAL FUND SHAREHOLDER
ACCOUNTING
MARYLAND HTS MO

NFS LLC FEBO                                     7.98%    8.04%                     44.71%
NFS/FMTC IRA
FBO WILLIAM TRACY THOMPSON
COOKEVILLE TN

PERSHING LLC                                     5.76%   12.87%    5.15%
JERSEY CITY NJ

LPL FINANCIAL SERVICES                                    5.98%    9.32%
SAN DIEGO CA

A G EDWARDS & SONS INC CUST                                        6.69%
FBO EDWARD A GOOD IRA R/O
NIPOMO CA

CITIGROUP GLOBAL MARKETS, INC.                                     6.57%            49.33%
HOUSE ACCOUNT
ATTN: PETER BOOTH 7TH FLOOR
NEW YORK NY

ROBERT W BAIRD & CO INC                                            5.12%
MILWAUKEE WI

MG TRUST CO CUST FBO                                                                                                      100.00%
BRIGGS ENGINEERING INC
DENVER CO

HARTFORD LIFE INSURANCE COMPANY                                                                8.81%             100.00%
ATTN: MARK STROGOFF
HARTFORD CT

ORCHARD TRUST CO LLC CUST                                                                     89.43%
FBO OPP FUNDS RECORDK PRO RET PL
GREENWOOD VLG CO

DBTCO TTEE COUNSEL TRUST CO FBO                                                                         95.67%
GREENE PLASTICS 401K RETPLAN
DUBUQUE IA

THE HARTFORD VALUE OPPORTUNITIES FUND

EDWARD D JONES & CO                             47.62%   18.00%
ATTN: MUTUAL FUND SHAREHOLDER
ACCOUNTING
MARYLAND HTS MO

PERSHING LLC                                     5.84%   10.34%    9.57%            20.73%
JERSEY CITY NJ

NFS LLC FEBO                                     5.10%    9.97%                     12.39%
NFS/FMTC IRA
FBO TERRY R BRINK
ELK RIVER MN

FIRST CLEARING, LLC                                       5.09%    6.18%
GERALD R RIMES SIMPLE IRA
FCC AS CUSTODIAN
JUPITER FL

CITIGROUP GLOBAL MARKETS, INC.                                    12.96%            45.49%
HOUSE ACCOUNT
ATTN: PETER BOOTH 7TH FLOOR
NEW YORK NY

MLPF&S FOR THE SOLE BENEFIT OF                                     9.06%
ITS CUSTOMERS
ATTN FUND ADMINISTRATION
JACKSONVILLE FL

LPL FINANCIAL SERVICES                                                               6.84%
SAN DIEGO CA

PRIMEVEST FINANCIAL SERVICES (FBO)                                                   6.22%
IAN D MILLS
SAINT CLOUD MN

H L INVESTMENT ADVISORS                                                                                                   100.00%
ATTN MARILYN ORR
WOODBURY MN

STATE STREET BANK AND TRUST CO CUST                                                           94.07%
FBO SOVEREIGN CONSULTING INC
ROBBINSVILLE NJ

HARTFORD LIFE INSURANCE COMPANY                                                                         99.61%   100.00%
ATTN: MARK STROGOFF
HARTFORD CT



     Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25 percent of the voting securities of a fund. A control person may be able to take actions regarding a fund it controls without the consent or approval of other shareholders. As of September 30, 2008, Hartford Life Insurance Company, 200 Hopmeadow Street, Simsbury, Connecticut 06089, owned of record 93.00% of Global Equity Fund, 66.00% of LargeCap Growth Fund, 25.35% of MidCap Growth Fund and 73.53% of Tax-Free New York Fund, and therefore, is a control person of each of those Funds.


                       INVESTMENT MANAGEMENT ARRANGEMENTS

     Each Company, on behalf of the relevant Funds, has entered into an investment management agreement with HIFSCO. The investment management agreements provide that HIFSCO, subject to the supervision and approval of the applicable Company's board of directors, is responsible for the management of each Fund. In addition, HIFSCO provides administrative services to both Companies, including, personnel, services, equipment and facilities and office space for proper operation of the Companies. Although HIFSCO, or its affiliates, have agreed to arrange for the provision of additional services necessary for the proper operation of the Companies, each Fund pays for these services directly.

     With respect to Floating Rate Fund, High Yield Fund, High Yield Municipal Bond Fund, Income Fund, Inflation Plus Fund, LargeCap Growth Fund, Money Market Fund, MidCap Growth Fund, Select MidCap Value Fund, Short Duration Fund, Small Company Fund, SmallCap Growth Fund, Strategic Income Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund, Total Return Bond Fund, U.S. Government Securities Fund, Equity Growth Allocation Fund, Growth Allocation Fund, Balanced Growth Fund, Conservative Allocation Fund, Income Allocation Fund, Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2015 Fund, Target Retirement 2020 Fund, Target Retirement 2025 Fund, Target Retirement 2030 Fund, Target Retirement 2035 Fund, Target Retirement 2040 Fund, Target Retirement 2045 Fund and Target Retirement 2050 Fund, HIFSCO has entered into an investment services agreement with Hartford Investment Management for the provision of the day-to-day investment management services. With respect to Advisers Fund, Balanced Income Fund, Capital Appreciation Fund, Capital Appreciation II Fund, Disciplined Equity Fund, Dividend and Growth Fund, Equity Income Fund, Fundamental Growth Fund, Global Communications Fund, Global Equity Fund, Global Financial Services Fund, Global Growth Fund, Global Health Fund, Global Technology Fund, Growth Fund, Growth Opportunities Fund, International Growth Fund, International Opportunities Fund, International Small Company Fund, MidCap Fund, MidCap Value Fund, Small Company Fund, SmallCap Growth Fund, Stock Fund, Value Fund and Value Opportunities Fund, HIFSCO has entered into an investment sub-advisory agreement with Wellington Management. Under the sub-advisory agreement, Wellington Management, subject to the general supervision of the applicable Company's board of directors and HIFSCO, is responsible for (among other things) the day-to-day investment and reinvestment of the assets of such Funds and furnishing each such Fund with advice and recommendations with respect to investments and the purchase and sale of appropriate securities for each Fund. With respect to Select SmallCap Value Fund, HIFSCO has entered into investment sub-advisory agreements with KAR, MetWest Capital and SSgA FM. Under the sub-advisory agreements, KAR, MetWest Capital and SSgA FM, subject to the general supervision of the applicable Company's board of directors and HIFSCO, are responsible for (among other things) the day-to-day investment and reinvestment of the assets of Select SmallCap Value Fund and furnishing advice and recommendations with respect to investments and the purchase and sale of appropriate securities for Select SmallCap Value Fund. With respect to Checks and Balances Fund, HIFSCO does not employ the services of a sub-adviser in its management of the fund.

     Hartford Investment Management administers the asset allocation program for Equity Growth Allocation Fund, Growth Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund, Income Allocation Fund, Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2015 Fund, Target Retirement 2020 Fund, Target Retirement 2025 Fund, Target Retirement 2030 Fund, Target Retirement 2035 Fund, Target Retirement 2040 Fund, Target Retirement 2045 Fund and Target Retirement 2050 Fund. HIFSCO administers the asset allocation program for Checks and Balances Fund.

     The Funds (except the funds of funds) rely on an exemptive order from the SEC under which they use a "Manager of Managers" structure. HIFSCO has responsibility, subject to oversight by the applicable Board of Directors, to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HIFSCO to appoint a new sub-adviser not affiliated with HIFSCO, with the approval of the applicable Board of Directors and without obtaining approval from those shareholders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship.

     The specific conditions of the exemptive order are as follows:

     1. Before the Company may rely on the exemptive order, the operation of the Company under a Manager of Managers structure must be approved by a majority of the outstanding voting securities.

     2. The applicable Funds must disclose in their prospectuses the existence, substance and effect of the exemptive order. In addition, the applicable Funds must hold themselves out to the public as employing the Manager of Managers structure. The prospectuses will prominently disclose that HIFSCO has ultimate responsibility (subject to oversight by the Board of Directors) to oversee the sub-advisers and recommend their hiring, termination and replacement.

     3. Within ninety (90) days of the hiring of any new sub-adviser, the shareholders participating in the applicable Funds will be furnished all information about the new sub-adviser that would be included in a proxy statement, except as modified by the order to permit aggregate fee disclosure. This information will include aggregate fee disclosure and any change in such disclosure caused by the addition of a new sub-adviser. HIFSCO will meet this condition by providing shareholders with an information statement meeting the requirements of Regulation 14C, Schedule 14C, and Item 22 of Schedule 14A under the Securities Exchange Act of 1934, as amended (the "1934 Act"), except as modified by the order to permit aggregate fee disclosure.

     4. HIFSCO will not enter into a sub-advisory agreement with any affiliated sub-adviser without that sub-advisory agreement, including the compensation to be paid thereunder, being approved by shareholders.

     5. At all times, a majority of the Board of Directors of the Company will be directors who are not "interested persons," as that term is defined in
Section 2(a)(19) of the 1940 Act, of the Company ("Independent Directors"), and the nomination of new or additional Independent Directors will be at the discretion of the then-existing Independent Directors.

     6. When a sub-adviser change is proposed for a Fund with an affiliated sub-adviser, the Board of Directors, including a majority of the Independent Directors, will make a separate finding, reflected in the Board of Directors' minutes, that the change is in the best interests of the Fund and the shareholders participating in the Fund and does not involve a conflict of interest from which HIFSCO or the affiliated sub-adviser derives an inappropriate advantage.

     7. HIFSCO will provide general management services to the Company and the applicable Funds, including overall supervisory responsibility for the general management and investment of each applicable Fund's investments portfolio, and, subject to review and approval by the Board of Directors, will: (a) set the applicable Fund's overall investment strategies; (b) evaluate, select and recommend sub-advisers to manage all or a part of the applicable Fund's assets;
(c) allocate and, when appropriate, reallocate the applicable Fund's assets among multiple sub-advisers; (d) monitor and evaluate the investment performance of sub-advisers; and (e) implement procedures reasonably designed to ensure that the sub-advisers comply with the applicable Fund's investment objective, policies and restrictions.

     8. No director or officer of the Company or directors or officers of HIFSCO will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by such person) any interest in any sub-adviser except for (i) ownership of interests in HIFSCO or any entity that controls, is controlled by or is under common control with HIFSCO; or (ii) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly-traded company that is either a sub-adviser or any entity that controls, is controlled by or is under common control with a sub-adviser.

     9. The Company will include in its registration statement the aggregate fee disclosure.

     10. Independent counsel knowledgeable about the 1940 Act and the duties of Independent Directors will be engaged to represent the Independent Directors of the Funds. The selection of such counsel will be within the discretion of the then-existing Independent Directors.

     11. HIFSCO will provide the Board of Directors, no less often than quarterly, with information about HIFSCO's profitability. Such information will reflect the impact on profitability of the hiring or termination of any sub-adviser during the applicable quarter.

     12. When a sub-adviser is hired or terminated, HIFSCO will provide the Board of Directors with information showing the expected impact on HIFSCO's profitability.

     As provided by the investment management agreements, each Fund pays HIFSCO an investment management fee (except Checks and Balances Fund, which pays no management fee), which is accrued daily and paid monthly, equal on an annual basis to a stated percentage of each Fund's average daily net assets. With respect to each of the Funds, except Checks and Balances Fund, HIFSCO, not any Fund, pays the sub-advisory fees to the applicable sub-adviser(s) and the investment services fee to Hartford Investment Management.

MANAGEMENT FEES

Each fund pays a monthly management fee to HIFSCO based on a stated percentage of the fund's average daily net asset value as follows:

CAPITAL APPRECIATION II FUND


AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $250 million           1.0000%
Next $250 million            0.9500%
Next $500 million            0.9000%
Next $4 billion              0.8500%
Next $5 billion              0.8475%
Amount Over $10 billion      0.8450%


SELECT SMALLCAP VALUE FUND


AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $500 million           1.0000%
Next $500 million            0.9500%
Next $4 billion              0.9000%
Next $5 billion              0.8975%
Amount Over $10 billion      0.8950%


GLOBAL EQUITY FUND


AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $500 million           0.9500%
Next $500 million            0.9000%
Next $4 billion              0.8500%
Next $5 billion              0.8475%
Amount Over $10 billion      0.8450%


GLOBAL COMMUNICATIONS FUND, GLOBAL FINANCIAL SERVICES FUND, GLOBAL HEALTH FUND, GLOBAL TECHNOLOGY FUND, INTERNATIONAL GROWTH FUND AND INTERNATIONAL SMALL COMPANY FUND


AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $500 million           0.9000%
Next $500 million            0.8500%
Next $4 billion              0.8000%
Next $5 billion              0.7975%
Amount Over $10 billion      0.7950%


SMALLCAP GROWTH FUND


AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $100 million            0.90%
Next $150 million             0.80%
Next $250 million             0.70%
Next $4.5 billion             0.65%
Next 5 billion                0.63%
Amount Over $10 billion       0.62%



GROWTH FUND AND GROWTH OPPORTUNITIES FUND



AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $100 million           0.9000%
Next $150 million            0.8000%
Next $4.75 billion           0.7000%
Next $5 billion              0.6975%
Amount Over $10 billion      0.6950%

VALUE OPPORTUNITIES FUND


AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $100 million           0.8000%
Next $150 million            0.7500%
Next $4.75 billion           0.7000%
Next $5 billion              0.6975%
Amount Over $10 billion      0.6950%


FUNDAMENTAL GROWTH FUND


AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $500 million           0.8500%
Next $500 million            0.8000%
Next $4 billion              0.7500%
Next $5 billion              0.7475%
Amount Over $10 billion      0.7450%


SMALL COMPANY FUND


AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $250 million            0.85%
Next $250 million             0.80%
Next $500 million             0.75%
Next $500 million             0.70%
Next $3.5 billion             0.65%
Next $5 billion               0.63%
Amount Over $10 billion       0.62%



GLOBAL GROWTH FUND, INTERNATIONAL OPPORTUNITIES FUND, AND MIDCAP FUND



AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $500 million           0.8500%
Next $500 million            0.7500%
Next $4 billion              0.7000%
Next $5 billion              0.6975%
Amount Over $10 billion      0.6950%



MIDCAP VALUE FUND



AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $500 million           0.8000%
Next $500 million            0.7250%
Next $4 billion              0.6750%
Next $5 billion              0.6725%
Amount Over $10 billion      0.6700%



CAPITAL APPRECIATION FUND AND VALUE FUND



AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $500 million           0.8000%
Next $500 million            0.7000%
Next $4 billion              0.6500%
Next $5 billion              0.6475%
Amount Over $10 billion      0.6450%



DISCIPLINED EQUITY FUND



AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $500 million           0.7500%
Next $500 million            0.6750%
Next $4 million              0.6250%
Next $5 million              0.6225%
Amount Over $10 billion      0.6200%

EQUITY INCOME FUND AND STOCK FUND



AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $500 million           0.7500%
Next $500 million            0.7000%
Next $4 billion              0.6500%
Next $5 billion              0.6475%
Amount Over $10 billion      0.6450%



MIDCAP GROWTH FUND AND SELECT MIDCAP VALUE FUND



AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $500 million            0.75%
Next $500 million             0.70%
Next $4 billion               0.65%
Next $5 billion               0.63%
Amount Over $10 billion       0.62%


DIVIDEND AND GROWTH FUND


AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $500 million           0.7500%
Next $500 million            0.6500%
Next $4 billion              0.6000%
Next $5 billion              0.5975%
Amount Over $10 billion      0.5950%


BALANCED INCOME FUND


AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $250 million           0.7250%
Next $250 million            0.7000%
Next $500 million            0.6750%
Next $4 billion              0.6500%
Next $5 billion              0.6475%
Amount Over $10 billion      0.6450%


HIGH YIELD FUND

AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $500 million            0.70%
Next $500 million             0.65%
Next $4 billion               0.60%
Next $5 billion               0.58%
Amount Over $10 billion       0.57%

ADVISERS FUND


AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $500 million           0.6900%
Next $500 million            0.6250%
Next $4 billion              0.5750%
Next $5 billion              0.5725%
Amount Over $10 billion      0.5700%

FLOATING RATE FUND

AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $500 million            0.65%
Next $4.5 billion             0.60%
Next $5 billion               0.58%
Amount Over $10 billion       0.57%

LARGECAP GROWTH FUND


AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $500 million            0.65%
Next $500 million             0.60%
Next $4 billion               0.55%
Next $5 billion               0.53%
Amount Over $10 billion       0.52%


TOTAL RETURN BOND FUND

AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $500 million            0.550%
Next $500 million             0.525%
Next $4 billion               0.500%
Next $5 billion               0.480%
Amount Over $10 billion       0.470%


INCOME FUND, INFLATION PLUS FUND AND U.S. GOVERNMENT SECURITIES FUND



AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $500 million            0.55%
Next $4.5 billion             0.50%
Next $5 billion               0.48%
Amount Over $10 billion       0.47%



TAX-FREE CALIFORNIA FUND, TAX-FREE NEW YORK FUND, TAX-FREE MINNESOTA FUND AND TAX-FREE NATIONAL FUND



AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $500 million            0.50%
Next $4.5 billion             0.45%
Next $5 billion               0.43%
Amount Over $10 billion       0.42%



HIGH YIELD MUNICIPAL BOND FUND(1) AND STRATEGIC INCOME FUND(2)


AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $500 million            0.550%
Next $500 million             0.500%
Next $4 billion               0.475%
Next $5 billion               0.455%
Over $10 billion              0.445%


(1) Effective September 1, 2008, HIFSCO has voluntarily agreed to waive 0.40% of the management fee until November 30, 2008.



(2) Effective June 1, 2008, HIFSCO has voluntarily agreed to waive 0.30% of the management fee until August 31, 2008.


SHORT DURATION FUND


AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $500 million            0.45%
Next $4.5 billion             0.40%
Next $5 billion               0.38%
Amount Over $10 billion       0.37%

MONEY MARKET FUND

AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $1 billion              0.45%
Next $4 billion               0.40%
Next $5 billion               0.38%
Amount Over $10 billion       0.37%


BALANCED ALLOCATION FUND, CONSERVATIVE ALLOCATION FUND, EQUITY GROWTH ALLOCATION FUND, GROWTH ALLOCATION FUND AND INCOME ALLOCATION FUND



AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $500 million            0.15%
Next $4.5 billion             0.10%
Next $5 billion               0.08%
Amount Over $10 billion       0.07%


RETIREMENT INCOME FUND

AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $500 million            0.15%
Amount Over $500 million      0.10%

TARGET RETIREMENT 2010 FUND, TARGET RETIREMENT 2015 FUND, TARGET RETIREMENT 2020 FUND, TARGET RETIREMENT 2025 FUND, TARGET RETIREMENT 2030 FUND, TARGET RETIREMENT 2035 FUND, TARGET RETIREMENT 2040 FUND, TARGET RETIREMENT 2045 FUND AND TARGET RETIREMENT 2050 FUND

AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $500 million            0.15%
Next $4.5 billion             0.10%
Next $5 billion               0.08%
Amount Over $10 billion       0.07%

SUB-ADVISORY/INVESTMENT SERVICES FEES

The sub-advisory/investment services fee rates are as follows:

Floating Rate Fund, High Yield Fund, High Yield Municipal Bond Fund, Income Fund, Inflation Plus Fund, LargeCap Growth Fund, MidCap Growth Fund, Money Market Fund, Select MidCap Value Fund, Short Duration Fund, Small Company Fund (HIMCO's portion), SmallCap Growth Fund (HIMCO's portion), Strategic Income Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund, Total Return Bond Fund, U.S. Government Securities Fund, Balanced Allocation Fund, Conservative Allocation Fund, Equity Growth Allocation Fund, Growth Allocation Fund, Income Allocation Fund, Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2015 Fund, Target Retirement 2020 Fund, Target Retirement 2025 Fund, Target Retirement 2030 Fund, Target Retirement 2035 Fund, Target Retirement 2040 Fund, Target Retirement 2045 Fund and Target Retirement 2050 Fund

AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
All Assets                   At Cost

Global Communications Fund, Global Financial Services Fund, Global Health Fund and Global Technology Fund

AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $100 million            0.450%
Next $400 million             0.350%
Amount over $500 million      0.300%

Fundamental Growth Fund

AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $50 million             0.400%
Next $100 million             0.300%
Amount over $150 million      0.250%

International Growth Fund

AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $50 million             0.400%
Next $100 million             0.300%
Next $350 million             0.250%
Amount over $500 million      0.225%

International Small Company Fund

AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $50 million             0.400%
Next $100 million             0.350%
Amount over $150 million      0.275%

Capital Appreciation Fund

AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
All Assets                    0.235%

Growth Fund

AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $50 million             0.400%
Next $100 million             0.300%
Next $350 million             0.250%
Next $500 million             0.200%

Global Growth Fund, International Opportunities Fund and MidCap Fund

AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $50 million             0.400%
Next $100 million             0.300%
Next $350 million             0.250%
Next $500 million             0.200%

Equity Income Fund and Value Fund

AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $50 million             0.350%
Next $100 million             0.275%
Next $350 million             0.225%
Amount over $500 million      0.175%

MidCap Value Fund, SmallCap Growth Fund (Wellington's portion) and Value Opportunities Fund

AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $50 million             0.400%
Next $100 million             0.300%
Next $350 million             0.250%
Amount over $500 million      0.200%

Disciplined Equity Fund, Dividend and Growth Fund and Stock Fund

AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $50 million             0.325%
Next $100 million             0.250%
Next $350 million             0.200%
Next $500 million             0.150%

Growth Opportunities Fund

AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
All Assets                    0.259%

Advisers Fund

AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $50 million             0.220%
Next $100 million             0.180%
Next $350 million             0.150%
Next $500 million             0.125%

Capital Appreciation II Fund and Global Equity Fund

AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $250 million            0.500%
Next $250 million             0.450%
Next $500 million             0.400%
Amount Over $1 billion        0.350%

Balanced Income Fund

AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
First $250 million            0.270%
Next $250 million             0.220%
Next $500 million             0.210%
Amount over $1 billion        0.170%

Small Company Fund (Wellington's portion)

AVERAGE DAILY NET ASSETS   ANNUAL RATE
------------------------   -----------
All Assets                    0.330%

ADVISORY FEE PAYMENT HISTORY

Because Global Equity Fund did not commence operations until February 29, 2008, and Target Retirement 2015 Fund, Target Retirement 2025 Fund, Target Retirement 2035 Fund, Target Retirement 2040 Fund, Target Retirement 2045 Fund and Target Retirement 2050 Fund had not commenced operations as of the date of this SAI, there is no advisory fee or sub-advisory fee payment history available for each Fund.

For the last three fiscal years, each Hartford Fund paid HIFSCO the following advisory fees:

                                                     EXPENSE
                                                  REIMBURSEMENT
FUND NAME                           GROSS FEES         2007          NET PAID*
---------                          ------------   -------------   --------------
Advisers Fund                      $ 10,176,735     $  813,217    $   9,363,518
Balanced Income Fund               $    202,998     $   40,297    $     162,701
Capital Appreciation Fund          $114,009,872     $       --    $ 114,009,872

Capital Appreciation II Fund       $  7,505,989     $       --    $   7,505,989
Checks and Balances Fund                    N/A            N/A              N/A
Disciplined Equity Fund            $  2,786,019     $   86,753    $   2,723,713
Dividend and Growth Fund           $ 24,039,835     $       --    $  24,039,835
Equity Income Fund                 $  6,775,302     $  896,535    $   5,878,767
Floating Rate Fund                 $ 24,644,662     $   30,863    $  24,613,799
Fundamental Growth Fund            $    562,044     $   23,392    $     538,652
Global Communications Fund         $    330,130     $   11,382    $     318,748
Global Financial Services Fund     $    296,035     $   21,015    $     275,020
Global Growth Fund                 $  6,223,574     $  152,047    $   6,071,527
Global Health Fund                 $  7,586,356     $    5,168    $   7,581,188
Global Technology Fund             $    568,318     $  253,966    $     314,352
High Yield Fund                    $  1,998,676     $  573,702    $   1,424,974
High Yield Municipal Bond Fund     $     78,147     $  111,588          ($33,411)(f)
Income Fund                        $  1,378,787     $  123,406    $   1,255,381
Inflation Plus Fund                $  3,501,863     $1,104,089    $   2,397,774
International Growth Fund          $  3,815,913     $   14,150    $   3,811,944
International Opportunities Fund   $  3,010,061     $   91,686    $   2,974,294
International Small Company Fund   $  2,429,446     $   30,184    $   2,399,262
LargeCap Growth Fund               $     65,262     $   43,149    $      22,113
MidCap Fund                        $ 23,369,825     $       --    $  23,369,825
MidCap Growth Fund                 $    228,605     $   84,701    $     143,904
MidCap Value Fund                  $  3,864,950     $   51,409    $   3,813,541
Money Market Fund                  $  1,577,598     $  499,797    $   1,077,801
Select MidCap Value Fund           $    537,380     $   59.265    $     478,115
Select SmallCap Value Fund         $  1,025,006     $      110    $   1,024,896
Short Duration Fund                $  1,068,390     $   75,487    $     992,903
Small Company Fund                 $  4,125,334     $  109,974    $   4,015,360
Stock Fund                         $  8,574,407     $  929,962    $   7,644,445
Strategic Income Fund              $     97,984     $   97,984    $          --
Tax-Free California Fund           $    197,918     $   26,516    $     171,402
Tax-Free New York Fund             $     87,917     $   20,289    $      67,328
Total Return Bond Fund             $  5,403,498     $  553,765    $   4,849,733
Value Fund                         $  3,006,693     $   10,097    $   2,996,596
Equity Growth Allocation Fund      $    372,809     $   99,524    $     273,285
Growth Allocation Fund             $  1,015,593     $  178,310    $     837,283
Balanced Allocation Fund           $  1,101,491     $   39,804    $   1,061,687
Conservative Allocation Fund       $    262,838     $   67,311    $     195,527
Income Allocation Fund             $     66,835     $  100,064         ($33,229)(a)
Retirement Income Fund             $      3,207     $   82,941         ($79,734)(b)
Target Retirement 2010 Fund        $      9,356     $   82,173         ($72,817)(c)
Target Retirement 2020 Fund        $     16,484     $   83,718         ($67,234)(d)
Target Retirement 2030 Fund        $     13,343     $   84,201         ($70,858)(e)

* Gross fees offset by amount of Expense Reimbursement on total operating expenses.

(a)  Reimbursement of $100,064 exceeds advisory fee of $66,835

(b)  Reimbursement of $82,941 exceeds advisory fee of $3,207

(c)  Reimbursement of $82,173 exceeds advisory fee of $9,356

(d)  Reimbursement of $83,718 exceeds advisory fee of $16,484

(e)  Reimbursement of $84,201 exceeds advisory fee of $13,343

(f)  Reimbursement of $111,588 exceeds advisory fee of $78,147

                                                    EXPENSE
                                                 REIMBURSEMENT
FUND NAME                           GROSS FEES        2006        NET PAID*
---------                          -----------   -------------   -----------
Advisers Fund                      $11,226,966     $  904,544    $10,322,422
Balanced Income Fund               $    19,553     $    8,652    $    10,901
Capital Appreciation Fund          $80,861,074     $       --    $80,861,074

Capital Appreciation II Fund       $ 2,084,142     $  127,689    $ 1,956,453
Disciplined Equity Fund            $ 3,236,123     $   62,612    $ 3,173,511
Dividend and Growth Fund           $19,633,450     $       --    $19,633,445
Equity Income Fund                  $4.239.403     $1,604,169    $ 2,635,234
Floating Rate Fund                 $ 7,534,068     $5,912,724    $ 1,621,344
Fundamental Growth Fund            $   760,282     $  136,113    $   624,169
Global Communications Fund         $   287,448     $  225,084    $    62,364
Global Financial Services Fund     $   242,694     $  169,334    $    73,360
Global Growth Fund                 $ 5,827,000     $  275,703    $ 5,551,297
Global Health Fund                 $ 6,045,979     $  106,066    $ 5,939,913
Global Technology Fund             $   577,193     $  282,766    $   294,427
High Yield Fund                    $ 2,234,451     $  500,541    $ 1,733,910
Income Fund                        $   434,265     $  142,139    $   292,126
Inflation Plus Fund                $ 5,095,807     $  604,062    $ 4,491,745
International Growth Fund          $ 3,088,581     $  252,300    $ 2,836,281
International Opportunities Fund   $ 1,861,601     $  108,878    $ 1,752,723
International Small Company Fund   $ 1,608,447     $  112,966    $ 1,495,481
MidCap Fund                        $21,918,359     $       --    $21,918,359
MidCap Growth Fund                 $   427,500     $   66,085    $   361,415
MidCap Value Fund                  $ 3,915,344     $  235,580    $ 3,679,764
Money Market Fund                  $ 1,241,944     $  404,266    $   837,678
Select MidCap Value Fund           $   523,364     $   87.939    $   435,425
Select SmallCap Value Fund         $    39,550     $    5,597    $    33,953
Short Duration Fund                $   742,961     $  130,460    $   612,501
Small Company Fund                 $ 3,079,607     $  250,219    $ 2,829,388
Stock Fund                         $ 9,137,101     $1,187,740    $ 7,949,361
Tax-Free California Fund           $   122,703     $   21,325    $   101,378
Tax-Free New York Fund             $    85,330     $   27,743    $    57,587
Total Return Bond Fund             $ 4,700,823     $   51,524    $ 4,649,299
Value Fund                         $ 1,197,928     $   15,515    $ 1,182,413
Equity Growth Allocation Fund      $   321,645     $  188,333    $   133,312
Growth Allocation Fund             $ 1,027,945     $  409,954    $   617,991
Balanced Allocation Fund           $ 1,141,595     $  132,903    $ 1,008,692
Conservative Allocation Fund       $   266,999     $   73,887    $   193,112
Income Allocation Fund             $    70,212     $   74,466        ($4,254)(a)
Retirement Income Fund             $     1,028     $   83,862       ($82,834)(b)
Target Retirement 2010 Fund        $     2,158     $   84,152       ($81,994)(c)
Target Retirement 2020 Fund        $     1,888     $   88,044       ($86,156)(d)
Target Retirement 2030 Fund        $     1,211     $   82,979       ($81,768)(e)

* Gross fees offset by amount of Expense Reimbursement on total operating expenses.

(a)  Reimbursement of $74,466 exceeds advisory fee of $70,212

(b)  Reimbursement of $83,862 exceeds advisory fee of $1,028

(c)  Reimbursement of $84,152 exceeds advisory fee of $2,158

(d)  Reimbursement of $88,044 exceeds advisory fee of $1,888

(e)  Reimbursement of $82,979 exceeds advisory fee of $1,211

                                                    EXPENSE
                                                 REIMBURSEMENT
FUND NAME                           GROSS FEES        2005        NET PAID*
---------                          -----------   -------------   -----------
Advisers Fund                      $14,425,360     $  348,817    $14,076,543
Capital Appreciation Fund          $56,766,998             --    $56,766,998
Capital Appreciation II Fund       $   227,301     $   96,060    $   131,241
Disciplined Equity Fund            $ 2,929,419     $  114,686    $ 2,814,733
Dividend and Growth Fund           $17,693,015             --    $17,693,015
Equity Income Fund                 $ 3,118,002     $3,208,535       ($90,533)(a)
Floating Rate Fund                 $   334,884     $  385,126       ($50,242)(b)

Fundamental Growth Fund            $   964,411     $   54,259    $   910,152
Global Communications Fund         $   164,980     $   95,836    $    69,144
Global Financial Services Fund     $   202,708     $   85,748    $   116,960
Global Growth Fund                 $ 5,799,463     $  612,509    $ 5,186,954
Global Health Fund                 $ 4,071,263     $  339,582    $ 3,731,681
Global Technology Fund             $   547,613     $  317,552    $   230,061
High Yield Fund                    $ 2,725,465     $   10,244    $ 2,715,221
Income Fund                        $   293,793     $  114,478    $   179,315
Inflation Plus Fund                $ 5,202,427     $  528,422    $ 4,674,005
International Growth Fund          $ 1,987,067     $  278,511    $ 1,708,556
International Opportunities Fund   $ 1,212,816     $  244,485    $   968,331
International Small Company Fund   $ 1,072,393     $  153,282    $   919,111
MidCap Fund                        $20,063,734             --    $20,063,734
MidCap Growth Fund                 $   103,727     $   89,623    $    14,104
MidCap Value Fund                  $ 3,783,997     $  400,995    $ 3,383,002
Money Market Fund                  $ 1,262,510     $  597,417    $   665,093
Select MidCap Value Fund           $   103,695     $   14,292    $    89,403
Short Duration Fund                $   751,436     $  132,944    $   618,492
Small Company Fund                 $ 2,538,289     $  478,172    $ 2,060,117
Stock Fund                         $10,714,469     $  794,453    $ 9,920,016
Tax-Free California Fund           $    98,023     $   22,484    $    75,539
Tax-Free New York Fund             $    82,170     $   27,624    $    54,546
Total Return Bond Fund             $ 3,901,823     $  156,295    $ 3,745,528
Value Fund                         $ 1,035,598     $   31,229    $ 1,004,369
Equity Growth Allocation Fund      $   135,836     $  137,174        ($1,338)(c)
Growth Allocation Fund             $   473,103     $  328,562    $   144,541
Balanced Allocation Fund           $   584,436     $  243,796    $   340,640
Conservative Allocation Fund       $   177,177     $   75,079    $   102,098
Income Allocation Fund             $    50,622     $   55,572        ($4,950)(d)
Retirement Income Fund             $         9     $        4    $         5
Target Retirement 2010 Fund        $         6     $        4    $         2
Target Retirement 2020 Fund        $        16     $       11    $         5
Target Retirement 2030 Fund        $         6     $        5    $         1

* Gross fees offset by amount of Expense Reimbursement on total operating expenses.

(a)  Reimbursement of $3,208,535 exceeds advisory fee of $3,118,002

(b)  Reimbursement of $385,126 exceeds advisory fee of $334,884

(c)  Reimbursement of $137,174 exceeds advisory fee of $135,836

(d)  Reimbursement of $55,572 exceeds advisory fee of $50,622

     For the last three fiscal years, each Hartford II Fund paid HIFSCO the following advisory fees:

                                                    EXPENSE
                                                 REIMBURSEMENT
FUND NAME                           GROSS FEES        2007        NET PAID*
---------                          -----------   -------------   -----------
Growth Fund                        $ 8,573,497      $ 99,643     $ 8,473,854
Growth Opportunities Fund          $10,877,440      $723,647     $10,153,793
SmallCap Growth Fund               $ 3,671,496      $884,385     $ 2,787,111
Tax-Free Minnesota Fund            $   261,283      $ 75,889     $   185,694
Tax-Free National Fund             $ 1,159,211      $440,804     $   718,407
U.S. Government Securities Fund    $ 1,069,621      $168,430     $   886,230
Value Opportunities Fund           $ 2,131,978      $182,775     $ 1,949,203

                                                   EXPENSE
                                                REIMBURSEMENT
FUND NAME                          GROSS FEES       2006         NET PAID*
---------                          ----------   -------------   ----------
Growth Fund                        $9,397,279      $ 86,931     $9,310,348
Growth Opportunities Fund          $8,287,876      $800,769     $7,487,107
SmallCap Growth Fund               $3,454,610      $289,788     $3,164,822

Tax-Free Minnesota Fund            $  252,223      $ 43,608     $  208,615
Tax-Free National Fund             $  847,248      $174,634     $  672,614
U.S. Government Securities Fund    $1,513,689      $178,707     $1,334,982
Value Opportunities Fund           $2,301,794      $155,463     $2,146,331

                                                   EXPENSE
                                                REIMBURSEMENT
FUND NAME                          GROSS FEES       2005         NET PAID*
---------                          ----------   -------------   ----------
Growth Fund                        $7,709,316      $421,774     $7,287,542
Growth Opportunities Fund          $6,060,778      $244,721     $5,816,057
SmallCap Growth Fund               $2,346,628      $189,611     $2,157,017
Tax-Free Minnesota Fund            $  260,951      $ 32,374     $  228,577
Tax-Free National Fund             $  726,442      $153,133     $  573,309
U.S. Government Securities Fund    $1,791,770      $201,921     $1,589,849
Value Opportunities Fund           $1,507,862      $149,765     $1,358,097

* Gross Fees offset by amount of Expense Reimbursement on total operating expenses.

     For the last three fiscal years, HIFSCO paid Wellington Management the following sub-advisory fees:

                                                 FEE WAIVER
FUND NAME                           GROSS FEES      2007        NET PAID
---------                          -----------   ----------   -----------
Advisers Fund                      $ 2,194,021    $     --    $ 2,194,021
Balanced Income                    $    75,600    $     --    $    75,600
Capital Appreciation Fund          $37,361,071    $     --    $37,361,071
Capital Appreciation II Fund       $ 3,527,558    $     --    $ 3,527,558
Disciplined Equity Fund            $   809,010    $     --    $   809,010
Dividend and Growth Fund           $ 6,017,572    $     --    $ 6,017,572
Equity Income Fund                 $ 1,931,448    $     --    $ 1,931,448
Fundamental Growth Fund            $   243,562    $     --    $   243,562
Global Communications Fund         $   165,066    $     --    $   165,066
Global Financial Services Fund     $   148,018    $     --    $   148,018
Global Growth Fund                 $ 1,901,293    $     --    $ 1,901,293
Global Health Fund                 $ 2,939,301    $     --    $ 2,939,301
Global Technology Fund             $   284,160    $     --    $   284,160
Growth Fund                        $ 2,687,254    $     --    $ 2,687,254
Growth Opportunities Fund          $ 3,642,799    $     --    $ 3,642,799
International Growth Fund          $ 1,184,073    $     --    $ 1,184,073
International Opportunities Fund   $ 1,010,313    $     --    $ 1,010,313
International Small Company Fund   $   879,830    $     --    $   879,830
MidCap Fund                        $ 6,682,360    $     --    $ 6,682,360
MidCap Value Fund                  $ 1,261,749    $     --    $ 1,261,749
Small Company Fund                 $   919,002    $     --    $   919,002
SmallCap Growth Fund               $ 1,072,825    $     --    $ 1,072,825
Stock Fund                         $ 2,102,025    $     --    $ 2,102,025
Value Fund                         $   958,132    $     --    $   958,132
Value Opportunities Fund           $   730,554    $     --    $   730,554

                                                 FEE WAIVER
FUND NAME                           GROSS FEES      2006        NET PAID
---------                          -----------   ----------   -----------
Advisers Fund                      $ 2,249,040          --    $ 2,249,040
Balanced Income                    $     7,282          --    $     7,282
Capital Appreciation Fund          $22,126,006          --    $22,126,006
Capital Appreciation II Fund       $ 1,038,390          --    $ 1,038,390
Disciplined Equity Fund            $   921,537          --    $   921,537
Dividend and Growth Fund           $ 4,494,508          --    $ 4,494,508
Equity Income Fund                 $ 1,296,438          --    $ 1,296,438
Fundamental Growth Fund            $   278,086          --    $   278,086
Global Communications Fund         $   129,352    $129,352             --
Global Financial Services Fund     $   109,213    $109,213             --
Global Growth Fund                 $ 1,795,539          --    $ 1,795,539
Global Health Fund                 $ 2,180,303          --    $ 2,180,303
Global Technology Fund             $   259,737          --    $   259,737
Growth Fund                        $ 2,861,827          --    $ 2,861,827
Growth Opportunities Fund          $ 2,614,405          --    $ 2,614,405
International Growth Fund          $   897,146          --    $   897,146
International Opportunities Fund   $   672,528    $336,264    $   336,264
International Small Company Fund   $   575,096          --    $   575,096
MidCap Fund                        $ 5,854,584          --    $ 5,854,584
MidCap Value Fund                  $ 1,276,571          --    $ 1,276,571
Small Company Fund                 $ 1,005,695          --    $ 1,005,695
SmallCap Growth Fund               $ 1,197,143          --    $ 1,197,143
Stock Fund                         $ 2,177,342          --    $ 2,177,342
Value Fund                         $   447,316          --    $   447,316
Value Opportunities Fund           $   786,709          --    $   786,709

                                                 FEE WAIVER
FUND NAME                           GROSS FEES      2005        NET PAID
---------                          -----------   ----------   -----------
Advisers Fund                      $ 3,058,047    $348,817    $ 2,709,230
Capital Appreciation Fund          $15,639,037          --    $15,639,037
Capital Appreciation II Fund       $   113,650          --    $   113,650
Disciplined Equity Fund            $   844,804          --    $   844,804
Dividend and Growth Fund           $ 4,090,025          --    $ 4,090,025
Equity Income Fund                 $   989,387          --    $   989,387
Fundamental Growth Fund            $   339,300          --    $   339,300
Global Communications Fund         $    74,269    $ 74,269             --
Global Financial Services Fund     $    91,259    $ 91,259             --
Global Growth Fund                 $ 1,788,081          --    $ 1,788,081
Global Health Fund                 $ 1,523,287          --    $ 1,523,287
Global Technology Fund             $   246,426          --    $   246,426
Growth Fund                        $ 2,432,071          --    $ 2,432,071
Growth Opportunities Fund          $ 1,977,966          --    $ 1,977,966
International Growth Fund          $   624,887          --    $   624,887
International Opportunities Fund   $   477,978    $238,989    $   238,989
International Small Company Fund   $   400,326          --    $   400,326
MidCap Fund                        $ 5,390,760          --    $ 5,390,760
MidCap Value Fund                  $ 1,237,882          --    $ 1,237,882
Small Company Fund                 $   871,498    $ 73,131    $   798,367
SmallCap Growth Fund               $   802,978          --    $   802,978
Stock Fund                         $ 2,480,475          --    $ 2,480,475
Value Fund                         $   393,470          --    $   393,470
Value Opportunities Fund           $   528,131          --    $   528,131

     For the last three fiscal years, HIFSCO paid the following sub-advisory fees for MidCap Growth Fund, Select MidCap Value Fund and Select SmallCap Value
Fund:

                                        FEE WAIVER
FUND NAME                  GROSS FEES      2007      NET PAID
---------                  ----------   ----------   --------
MidCap Growth Fund          $ 17,326        --       $ 17,326
Select MidCap Value Fund    $ 29,253        --       $ 29,253
Select SmallCap Value       $547,388        --       $547,388

                                        FEE WAIVER
FUND NAME                  GROSS FEES      2006      NET PAID
---------                  ----------   ----------   --------
MidCap Growth Fund          $213,810        --       $213,810
Select MidCap Value Fund    $293,899        --       $293,899
Select SmallCap Value       $ 21,082        --       $ 21,082

                                        FEE WAIVER
FUND NAME                  GROSS FEES      2005      NET PAID
---------                  ----------   ----------   --------
MidCap Growth Fund           $51,755        --        $51,755
Select MidCap Value Fund     $48,419        --        $48,419

* As of December 4, 2006; MidCap Growth Fund terminated it's sub-advisory relationship with Chartwell Investment Partners, L.P., Goldman Sachs Asset Management, L.P. and Northern Capital Management. As of the same date, Select MidCap Value Fund terminated it's sub-advisory relationship with Artisan Partners Limited Partnership, Cramer Rosenthal McGlynn, LLC and Sterling Capital Management, LLC. Both Funds now employ a single-manager approach with Hartford Investment Management Company providing sub-advisory services.

     For the last three fiscal years, HIFSCO paid Hartford Investment Management the following sub-advisory fees:

                                     2007         2006        2005
                                  ----------   ----------   --------
Floating Rate Fund                $4,688,646   $1,676,165   $ 78,790
High Yield Fund                   $  317,183   $1,064,088   $280,294
High Yield Municipal Bond Fund    $  255,508           --         --
Income Fund                       $  298,826   $  164,088   $ 37,763
Inflation Plus Fund               $  625,386   $  398,379   $694,468
LargeCap Growth Fund              $  211,990           --         --
MidCap Growth Fund                $  167,838           --         --
Money Market Fund                 $  369,865   $  261,233   $194,755
Select MidCap Value Fund          $  439,342           --         --
Short Duration Fund               $  219,394   $  220,575   $105,370
Small Company Fund                $  302,612   $  603,441         --
SmallCap Growth Fund              $  174,828           --         --
Strategic Income Fund             $   63,950           --         --
Tax-Free California Fund          $   74,246   $  103,214   $ 13,746
Tax-Free Minnesota Fund           $   71,892   $  110,128   $ 27,954
Tax-Free National Fund            $  213,672   $  162,523   $ 74,533
Tax-Free New York Fund            $   54,693   $   95,954   $ 11,523
Total Return Bond Fund            $1,056,069   $  722,060   $477,069
U.S. Government Securities Fund   $  176,787   $  243,172   $191,918
Equity Growth Allocation Fund     $   42,258   $   72,982         --
Growth Allocation Fund            $   42,258   $   94,520         --
Balanced Allocation Fund          $   42,258   $   99,427         --
Conservative Allocation Fund      $   42,258   $   71,540         --
Income Allocation Fund            $   42,258   $   65,763         --
Retirement Income Fund            $   42,258   $   64,489         --
Target Retirement 2010 Fund       $   42,258   $   64,792         --
Target Retirement 2020 Fund       $   42,258   $   64,679         --
Target Retirement 2030 Fund       $   42,258   $   64,558         --

     HIFSCO has contractually agreed to limit the expenses of certain classes of each of the following Funds by reimbursing each of the Funds when total fund operating expenses of the class exceed the following percentages.


                                             CLASSES
FUND NAME                          CLASS A    B & C    CLASS I   CLASS L   CLASS R3   CLASS R4   CLASS R5   CLASS Y
---------                          -------   -------   -------   -------   --------   --------   --------   -------
Advisers Fund                       1.18%      N/A       N/A       N/A       1.43%      1.13%      0.83%      N/A
Balanced Income Fund                1.25%     2.00%      N/A       N/A        N/A        N/A        N/A      0.90%
Capital Appreciation Fund           1.29%      N/A      1.04%      N/A       1.54%      1.24%      0.94%      N/A
Capital Appreciation II Fund        1.60%     2.35%     1.35%      N/A       1.85%      1.55%      1.25%     1.25%
Checks and Balances Fund            1.15%     1.90%     0.90%      N/A       1.40%      1.15%      0.90%      N/A
Disciplined Equity Fund             1.35%     2.10%      N/A       N/A       1.60%      1.30%      1.00%     0.95%
Dividend and Growth Fund            1.25%      N/A      1.00%      N/A       1.50%      1.20%      0.90%      N/A
Equity Income Fund                  1.25%     2.00%     1.00%      N/A       1.60%      1.30%      1.00%     0.90%
Floating Rate Fund                  1.00%     1.75%     0.75%      N/A       1.25%      1.00%      0.85%     0.75%
Fundamental Growth Fund             1.45%     2.20%      N/A       N/A        N/A        N/A        N/A      1.05%
Global Communications Fund          1.60%     2.35%      N/A       N/A        N/A        N/A        N/A      1.20%
Global Equity Fund                  1.65%     2.40%     1.40%      N/A       1.90%      1.65%      1.40%     1.30%
Global Financial Services Fund      1.60%     2.35%      N/A       N/A        N/A        N/A        N/A      1.20%
Global Growth Fund                  1.48%     2.23%      N/A       N/A       1.73%      1.43%      1.13%     1.13%
Global Health Fund                  1.60%     2.35%     1.35%      N/A       1.85%      1.55%      1.25%     1.20%
Global Technology Fund              1.60%     2.35%      N/A       N/A        N/A        N/A        N/A      1.20%
Growth Fund                         1.30%     2.05%     1.05%     1.42%      1.55%      1.25%      0.95%     0.95%
Growth Opportunities Fund           1.36%     2.11%     1.11%     1.45%      1.61%      1.31%      1.01%     1.01%
High Yield Fund                     1.15%     1.90%     0.90%      N/A       1.40%      1.10%      0.90%     0.90%
High Yield Municipal Bond Fund      1.00%     1.75%     0.75%      N/A        N/A        N/A        N/A       N/A
Income Fund                         0.95%     1.70%      N/A       N/A        N/A        N/A        N/A      0.70%
Inflation Plus Fund                 0.85%     1.60%     0.60%      N/A       1.25%      1.00%      0.76%     0.60%
International Growth Fund           1.60%     2.35%     1.35%      N/A       1.85%      1.55%      1.25%     1.20%
International Opportunities Fund    1.57%     2.32%     1.32%      N/A       1.82%      1.52%      1.22%     1.22%
International Small Company Fund    1.60%     2.35%     1.35%      N/A        N/A        N/A        N/A      1.20%
LargeCap Growth Fund                1.25%     2.00%      N/A       N/A        N/A        N/A        N/A      0.85%
MidCap Fund                         1.37%      N/A       N/A       N/A        N/A        N/A        N/A       N/A
MidCap Growth Fund                  1.35%     2.10%      N/A       N/A        N/A        N/A        N/A      0.95%
MidCap Value Fund                   1.35%     2.10%      N/A       N/A        N/A        N/A        N/A      0.95%
Money Market Fund                   0.90%     1.65%      N/A       N/A       1.15%      0.85%      0.65%     0.65%
Select MidCap Value Fund            1.30%     2.05%      N/A       N/A        N/A        N/A        N/A      0.90%
Select SmallCap Value Fund          1.60%     2.35%      N/A       N/A        N/A        N/A        N/A      1.20%
Short Duration Fund                 0.90%     1.65%      N/A       N/A        N/A        N/A        N/A      0.65%
Small Company Fund                  1.40%     2.15%     1.15%      N/A       1.65%      1.35%      1.05%     1.00%
SmallCap Growth Fund                1.40%     2.15%     1.15%     1.25%      1.65%      1.35%      1.05%     1.05%
Stock Fund                          1.25%      N/A      1.00%      N/A       1.50%      1.20%      0.90%      N/A
Strategic Income Fund               1.15%     1.90%     0.90%      N/A        N/A        N/A        N/A      0.90%
Tax-Free California Fund            0.85%     1.60%      N/A       N/A        N/A        N/A        N/A       N/A
Tax-Free Minnesota Fund             0.85%     1.60%      N/A      0.90%       N/A        N/A        N/A      0.75%
Tax-Free National Fund              0.85%     1.60%     0.60%     0.80%       N/A        N/A        N/A      0.60%
Tax-Free New York Fund              0.85%     1.60%      N/A       N/A        N/A        N/A        N/A       N/A
Total Return Bond Fund              1.00%     1.75%     0.75%      N/A       1.25%      1.00%      0.85%     0.75%
U.S. Government Securities Fund     1.00%     1.75%      N/A      1.00%       N/A        N/A        N/A      0.75%
Value Fund                          1.40%     2.15%     1.15%      N/A       1.65%      1.35%      1.05%     1.00%
Value Opportunities Fund            1.35%     2.10%     1.10%     1.40%      1.60%      1.30%      1.00%     1.00%
Equity Growth Allocation Fund       1.60%     2.35%     1.35%      N/A       1.85%      1.55%      1.25%      N/A
Growth Allocation Fund              1.50%     2.25%     1.25%      N/A       1.81%      1.51%      1.21%      N/A
Balanced Allocation Fund            1.40%     2.15%     1.15%      N/A       1.78%      1.48%      1.18%      N/A
Conservative Allocation Fund        1.35%     2.10%     1.10%      N/A       1.78%      1.48%      1.18%      N/A
Income Allocation Fund              1.20%     1.95%     0.95%      N/A       1.59%      1.29%      0.99%      N/A
Retirement Income Fund              1.20%     1.95%      N/A       N/A       1.60%      1.30%      1.00%     0.85%
Target Retirement 2010 Fund         1.00%     1.75%      N/A       N/A       1.30%      1.00%      0.80%     0.80%
Target Retirement 2015 Fund          N/A       N/A       N/A       N/A       1.30%      1.00%      0.80%      N/A
Target Retirement 2020 Fund         1.05%     1.80%      N/A       N/A       1.35%      1.05%      0.85%     0.85%
Target Retirement 2025 Fund          N/A       N/A       N/A       N/A       1.35%      1.05%      0.85%      N/A

Target Retirement 2030 Fund         1.05%     1.80%      N/A       N/A       1.35%      1.05%      0.85%     1.00%
Target Retirement 2035 Fund          N/A       N/A       N/A       N/A       1.35%      1.05%      0.85%      N/A
Target Retirement 2040 Fund          N/A       N/A       N/A       N/A       1.35%      1.05%      0.85%      N/A
Target Retirement 2045 Fund          N/A       N/A       N/A       N/A       1.40%      1.10%      0.90%      N/A
Target Retirement 2050 Fund          N/A       N/A       N/A       N/A       1.40%      1.10%      0.90%      N/A

     Pursuant to the investment management agreements, investment sub-advisory agreements and investment services agreements, neither HIFSCO nor the sub-advisers are liable to the Funds or their shareholders for an error of judgment or mistake of law or for a loss suffered by the Funds in connection with the matters to which their respective agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of HIFSCO or a sub-adviser in the performance of their duties or from their reckless disregard of the obligations and duties under the applicable agreement. Each sub-adviser, other than Hartford Investment Management, has agreed to indemnify HIFSCO to the fullest extent permitted by law against any and all loss, damage, judgment, fines, amounts paid in settlement and attorneys' fees incurred by HIFSCO, which result in whole or in part from the applicable sub-adviser's misfeasance, bad faith, gross negligence (negligence in the case of SSgA FM) or reckless disregard of its duties as specifically set forth in the respective sub-advisory agreement.

     HIFSCO, whose business address is 200 Hopmeadow Street, Simsbury, Connecticut 06089, was organized in 1995. As of June 30, 2008, HIFSCO had approximately $53.3 billion of assets under management. Hartford Investment Management is located at 55 Farmington Avenue, Hartford, Connecticut 06105 and was organized in 1996. Hartford Investment Management is a professional money management firm that provides services to investment companies, employee benefit plans, its affiliated insurance companies, and other institutional accounts. Hartford Investment Management is a wholly-owned subsidiary of The Hartford. As of June 30, 2008, Hartford Investment Management had investment management authority over approximately $148 billion in assets.

     Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, MA 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of June 30, 2008, Wellington Management had investment management authority with respect to approximately $550 billion in assets.

     KAR is a registered investment adviser based in Los Angeles, California. The firm manages a range of portfolios for its clients using a common disciplined, high-quality investment philosophy. As of June 30, 2008, KAR had approximately $4.4 billion in assets under management. KAR is principally located at 1800 Avenue of the Stars, Los Angeles, California 90067.


     MetWest Capital oversees and manages investment portfolios for institutional and individual clients throughout the United States and abroad. MetWest Capital specializes in large cap and small cap value equity, international core value equity and balanced portfolios. MetWest Capital is principally located at 610 Newport Center Drive, Suite 1000, Newport Beach, California 92660. Wachovia Corporation ("Wachovia") holds a majority interest in MetWest Capital. On October 3, 2008, Wells Fargo & Company ("Wells Fargo") agreed to acquire Wachovia. In connection with this transaction, Wachovia has issued preferred shares representing approximately a 40% voting interest in Wachovia to Wells Fargo. Due to its ownership of preferred shares, Wells Fargo may be deemed to control MetWest Capital. On October 20, 2008, the Board of Directors approved an interim sub-advisory agreement with MetWest Capital, which became effective upon the issuance of the preferred shares. This transaction is not expected to affect the day-to-day management of Select SmallCap Value Fund. As of June 30, 2008, MetWest Capital had investment management authority over approximately $10.1 billion in assets under management.


     SSgA FM is registered with the SEC as an investment advisor under the 1940 Act and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. SSgA FM and other advisory affiliates of State Street make up State Street Global Advisors ("SSgA"), the investment management arm of State Street Corporation. SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East. As of June 30, 2008, SSgA FM managed approximately $149 billion in assets, and SSgA managed approximately $1.89 trillion in assets. SSgA FM is principally located at State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

     Hartford Life provides the Funds with accounting services pursuant to a fund accounting agreement by and between each Company, on behalf of their respective Funds, and Hartford Life. In consideration of services rendered and expenses assumed pursuant to this agreement, the Funds pay Hartford Life a fee calculated at the following annual rate based on its aggregate net assets shown below. Prior to January 1, 2006, this fee was calculated at the annual rate of 0.02% of the aggregate net assets of each of the Funds (except for the funds of funds). For the period January 1, 2006 to December 31, 2007, Hartford Life received monthly compensation of 0.015% of each Fund's (except for the funds of funds) average daily net assets. With respect to the funds of funds, prior to January 1, 2008, Hartford Life received monthly compensation of 0.01% of each fund of fund's average daily net assets.

         Advisers Fund, Balanced Income Fund, Capital Appreciation Fund,
      Floating Rate Fund, High Yield Fund, High Yield Municipal Bond Fund,
          Income Fund, Inflation Plus Fund, International Growth Fund,
       International Opportunities Fund, International Small Company Fund,
     Short Duration Fund, Strategic Income Fund and Total Return Bond Fund

Average Daily Net Assets   Annual Fee
------------------------   ----------
First $5 billion              0.018%
Next $5 billion               0.016%
Amount Over $10 billion       0.014%

        Disciplined Equity Fund, Dividend and Growth Fund, Global Equity Fund, Global Growth Fund, Money Market Fund, Small Company Fund,
            SmallCap Growth Fund and U.S. Government Securities Fund

Average Daily Net Assets   Annual Fee
------------------------   ----------
First $5 billion              0.016%
Next $5 billion               0.014%
Amount Over $10 billion       0.012%

     Capital Appreciation II Fund, Equity Income Fund, Global Health Fund,
       Income Allocation Fund, MidCap Fund, MidCap Value Fund, Retirement Income Fund, Stock Fund, Tax-Free California Fund, Tax-Free Minnesota
        Fund, Tax-Free National Fund, Tax-Free New York Fund, Value Fund
                          and Value Opportunities Fund

Average Daily Net Assets   Annual Fee
------------------------   ----------
First $5 billion              0.014%
Next $5 billion               0.012%
Amount Over $10 billion       0.010%

Balanced Allocation Fund, Checks and Balances Fund, Conservative Allocation Fund, Equity Growth Allocation Fund, Global Communications Fund, Global Financial Services Fund, Global Technology Fund, Growth Allocation Fund, Growth Fund, Growth Opportunities Fund, LargeCap Growth Fund, MidCap Growth Fund, Select MidCap Value Fund, Select SmallCap Value Fund, Target Retirement 2010 Fund, Target Retirement 2015 Fund, Target Retirement 2020 Fund, Target Retirement 2025 Fund, Target Retirement 2030 Fund, Target Retirement 2035 Fund, Target Retirement 2040 Fund, Target Retirement 2045 Fund and Target Retirement 2050 Fund

Average Daily Net Assets   Annual Fee
------------------------   ----------
First $5 billion              0.012%
Amount Over $5 billion        0.010%

                             Fundamental Growth Fund

Average Daily Net Assets   Annual Fee
------------------------   ----------
All Assets                    0.010%

     The compensation paid to Hartford Life for such services for the last three fiscal years is as follows:

                                                   EXPENSE
                                                REIMBURSEMENT
FUND NAME                          GROSS FEES        2007        NET PAID*
---------                          ----------   -------------   ----------
Advisers Fund                      $  243,983      $     --     $  243,983
Balanced Income Fund               $    4,200      $     --     $    4,200
Capital Appreciation Fund          $2,608,184      $     --     $2,608,184
Capital Appreciation II Fund       $  119,365      $     --     $  119,365
Checks and Balances Fund           $    4,159      $     --     $    4,159
Disciplined Equity Fund            $   52,243      $     --     $   52,243
Dividend and Growth Fund           $  576,053      $     --     $  576,053

Equity Income Fund                 $  134,495      $            $  134,495
Floating Rate Fund                 $  610,113      $     --     $  610,113
Fundamental Growth Fund            $    9,679      $     --     $    9,679
Global Communications Fund         $    5,503      $     --     $    5,503
Global Financial Services Fund     $    4,934      $     --     $    4,934
Global Growth Fund                 $  114,483      $     --     $  114,483
Global Health Fund                 $  129,478      $     --     $  129,478
Global Technology Fund             $    9,473      $     --     $    9,473
Growth Fund                        $  172,626      $ 43,934     $  128,692
Growth Opportunities Fund          $  219,347      $100,154     $  119,193
High Yield Fund                    $   39,977      $     --     $   39,977
High Yield Municipal Bond Fund     $    2,131      $     --     $    2,131
Income Fund                        $   34,473      $     --     $   34,473
Inflation Plus Fund                $   88,696      $     --     $   88,696
International Growth Fund          $   63,673      $     --     $   63,673
International Opportunities Fund   $   53,124      $     --     $   53,124
International Small Company Fund   $   40,495      $     --     $   40,495
LargeCap Growth Fund               $    1,506      $     --     $    1,506
MidCap Fund                        $  479,401      $     --     $  479,401
MidCap Growth Fund                 $    4,457      $     --     $    4,457
MidCap Value Fund                  $   68,212      $     --     $   68,212
Money Market Fund                  $   47,333      $     --     $   47,333
Select MidCap Value Fund           $   10,435      $     --     $   10,435
Select SmallCap Value Fund         $   15,377      $     --     $   15,377
Short Duration Fund                $   29,141      $     --     $   29,141
Small Company Fund                 $   75,274      $     --     $   75,274
SmallCap Growth Fund               $   67,631      $     --     $   67,631
Stock Fund                         $  174,811      $     --     $  174,811
Strategic Income Fund              $    2,673      $     --     $    2,673
Tax-Free California Fund           $    5,398      $     --     $    5,398
Tax-Free Minnesota Fund            $    4,438      $    453     $    3,985
Tax-Free National Fund             $   22,496      $  1,261     $   21,235
Tax-Free New York Fund             $    2,398      $     --     $    2,398
Total Return Bond Fund             $  151,102      $     --     $  151,102
U.S. Government Securities Fund    $   24,618      $  4,793     $   19,825
Value Fund                         $   56,381      $     --     $   56,381
Value Opportunities Fund           $   35,794      $  6,471     $   29,323
Equity Growth Allocation Fund      $   24,856      $     --     $   24,856
Growth Allocation Fund             $   76,567      $     --     $   76,567
Balanced Allocation Fund           $   85,158      $     --     $   85,158
Conservative Allocation Fund       $   17,524      $     --     $   17,524
Income Allocation Fund             $    4,456      $     --     $    4,456
Retirement Income Fund             $      214      $     --     $      214
Target Retirement 2010 Fund        $      624      $     --     $      624
Target Retirement 2020 Fund        $    1,099      $     --     $    1,099
Target Retirement 2030 Fund        $      890      $     --     $      890

FUND NAME                              2006         2005
---------                          -----------   ----------
Advisers Fund                       $  287,554   $  447,490
Balanced Income Fund                $      405          N/A
Capital Appreciation Fund           $1,930,463   $1,715,780
Capital Appreciation II Fund        $   32,205   $    4,546
Checks and Balances Fund                   N/A          N/A
Disciplined Equity Fund             $   63,804   $   73,229
Dividend and Growth Fund            $  490,343   $  556,402
Equity Income Fund                  $   84,234   $   77,944
Floating Rate Fund                  $  185,408   $   10,303
Fundamental Growth Fund             $   12,112   $   19,287
Global Communications Fund          $    4,524   $    3,299

Global Financial Services Fund      $    3,825   $    4,054
Global Growth Fund                  $  112,204   $  141,313
Global Health Fund                  $   96,080   $   81,468
Global Technology Fund              $    9,117   $   10,951
Growth Fund                         $  149,448   $  136,624
Growth Opportunities Fund           $   68,293   $   32,512
High Yield Fund                     $   47,329   $   72,673
High Yield Municipal Bond Fund             N/A          N/A
Income Fund                         $   11,334   $    9,793
Inflation Plus Fund                 $  140,548   $  180,079
International Growth Fund           $   48,580   $   39,738
International Opportunities Fund    $   34,221   $   28,534
International Small Company Fund    $   25,168   $   21,446
LargeCap Growth Fund                       N/A          N/A
MidCap Fund                         $  472,676   $  544,646
MidCap Growth Fund                  $    7,306   $    2,305
MidCap Value Fund                   $   72,954   $   89,028
Money Market Fund                   $   39,274   $   50,496
Select MidCap Value Fund            $    8,110   $    2,027
Select SmallCap Value Fund          $      593          N/A
Short Duration Fund                 $   21,486   $   27,324
Small Company Fund                  $   57,469   $   59,719
SmallCap Growth Fund                $   42,115   $   22,140
Stock Fund                          $  198,808   $  298,896
Strategic Income Fund                      N/A          N/A
Tax-Free California Fund            $    3,508   $    3,564
Tax-Free Minnesota Fund             $    1,160   $    1,200
Tax-Free National Fund              $   11,659   $   10,917
Tax-Free New York Fund              $    2,458   $    2,988
Total Return Bond Fund              $  120,142   $  123,701
U.S. Government Securities Fund     $   11,974   $   18,405
Value Fund                          $   23,731   $   25,888
Value Opportunities Fund            $   34,702   $   23,974
Equity Growth Allocation Fund       $   16,084   $    6,792
Growth Allocation Fund              $   52,641   $   23,657
Balanced Allocation Fund            $   59,615   $   29,224
Conservative Allocation Fund        $   13,351   $    8,860
Income Allocation Fund              $    3,511   $    2,531
Retirement Income Fund              $       51   $        1
Target Retirement 2010 Fund         $      108   $        0
Target Retirement 2020 Fund         $       94   $        1
Target Retirement 2030 Fund         $       60   $        0

     For fiscal years 2005 and 2006, no reimbursement or compensation was paid to Hartford Life pursuant to the fund accounting agreement with respect to the Class L shares of each of the Hartford II Funds by the Hartford II Funds.

     Because Global Equity Fund did not commence operations until February 29, 2008, and Target Retirement 2015 Fund, Target Retirement 2025 Fund, Target Retirement 2035 Fund, Target Retirement 2040 Fund, Target Retirement 2045 Fund and Target Retirement 2050 Fund had not commenced operations as of the date of this SAI, no information is available regarding fund accounting fees paid to Hartford Life.

                               PORTFOLIO MANAGERS

OTHER ACCOUNTS SUB-ADVISED BY HARTFORD INVESTMENT MANAGEMENT PORTFOLIO MANAGERS

          The following table lists the number and types of other accounts sub-advised by Hartford Investment Management managers and assets under management in those accounts as of October 31, 2007:

                          REGISTERED
                          INVESTMENT      ASSETS                     ASSETS                     ASSETS
                            COMPANY       MANAGED      POOLED       MANAGED        OTHER       MANAGED
   PORTFOLIO MANAGER       ACCOUNTS    (IN MILLION)   ACCOUNTS   (IN MILLIONS)   ACCOUNTS   (IN MILLIONS)
   -----------------      ----------   ------------   --------   -------------   --------   -------------
   Michael Bacevich          0(1)         $4,451          1          $  291          4         $ 2,187
   Christopher Bade          0(2)         $  345          0          $    0          0         $     0
       Ed Caputo             0(3)         $2,454          0          $    0          0         $     0
     Robert Crusha           1(4)         $2,781          3          $3,099         17         $ 3,066
    William Davison          0            $  336          0          $    0          0         $     0
     Brian Dirgins           0            $  206          1          $1,069          0         $     0
    Charles Grande           0(5)         $  345          0          $    0          6         $11,766
     Michael Gray            2*           $  313          0          $    0          5         $29,524
    John Hendricks           1(a)         $  797          0          $    0          4         $ 1,166
      Mark Niland            2(6)         $1,154          2          $   47          4         $ 2,078
     Frank Ossino            0            $4,451          0          $    0          0         $     0
    Peter Perrotti           0            $   85          0          $    0          0         $     0
   Russell Regenauer         2            $  193          0          $    0          2         $ 4,493
     James Serhant           1            $    0          0          $    0          1         $   115
    Adam Tonkinson           1            $3,001          6          $1,943          3             102
    Nasri Toutoungi          3(7)         $7,175          0          $    0         12         $ 3,921
      Hugh Whelan            4(8)         $3,575          0          $    0          0               0
    Timothy Wilhide          1(a)         $  797          0          $    0          2         $ 1,716

    Edward Vaimberg          0            $   85          0          $    0          2         $   686
Christopher J. Zeppieri      0(b)         $    0          0          $    0          2         $    66
     Vernon Meyer            0            $    0          0          $    0          0         $     0
       (HIFSCO)

(1) This portfolio manager manages more than one Hartford Fund (Floating Rate Fund and Strategic Income Fund). Assets under management in those Funds total $4,451,126,410 and $84,711,196, respectively.

(2) This portfolio manager manages more than one Hartford Fund (High Yield Municipal Bond Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund). Assets under management in those Funds total $65,709,490, $44,730,959, $36,141,209, $182,924,933, and $15,621,671, respectively.

(3) This portfolio manager manages more than one Hartford Fund (Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund, Target Retirement 2030 Fund, Income Allocation Fund, Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund and Equity Growth Allocation Fund). Assets under management in those Funds total $3,637,800, $9,440,222, $20,240,134, $16,887,462, $50,036,483,
     $196,469,929, $973,584,881, $887,445,881, and $296,717,880, respectively.

(4) This portfolio manager manages more than one Hartford Fund (Money Market Fund and Short Duration Fund). Assets under management in those Funds total $424,850,963 and $205,501,358, respectively.

(5) This portfolio manager manages more than one Hartford Fund (High Yield Municipal Bond Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund). Assets under management in those Funds total $65,709,490, $44,730,959, $36,141,209, $182,924,933, and $15,621,671, respectively.

(6) This portfolio manager manages more than one Hartford Fund (High Yield Fund and Strategic Income Fund). Assets under management in those Funds total $243,239,374 and $84,711,196, respectively.

(7) This portfolio manager manages more than one Hartford Fund (High Yield Fund, Strategic Income Fund and Total Return Bond Fund). Assets under management in those Funds total $243,239,374, $84,711,196 and $1,134,121,750, respectively.

(8) This portfolio manager manages more than one Hartford Fund (Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund, Target Retirement 2030 Fund, Income Allocation Fund, Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund, Equity Growth Allocation Fund, MidCap Growth Fund, Small Company Fund, LargeCap Growth Fund, SmallCap Growth Fund, Select MidCap Growth Fund and Select MidCap Value Fund). Assets under management in those Funds total $3,637,800, $9,440,222, $20,240,134, $16,887,462, $50,036,483,
     $196,469,929, $973,584,881, $887,445,881, $296,717,880, $18,997,175,
     $267,903,372, $12,364,686, $73,525,493, $31,470,066 and $105,732,520,
     respectively.

(a) Mr. Hendricks and Mr. Wilhide joined Russell M. Regenauer as portfolio manager of The Hartford U.S. Government Securities Fund in June 2008. Therefore the information presented in the table above is current as of March 31, 2008.

(b) Mr. Zeppieri joined William Davison as portfolio manager of The Hartford Income Fund in June 2008. Therefore the information presented in the table above is current as of March 31, 2008.

* Mr. Gray joined William Davison and Christopher Zeppieri as portfolio manager of The Hartford Income Fund in July 2008. Therefore the information presented in the table above is current as of June 30, 2008.

CONFLICTS OF INTEREST BETWEEN THE FUNDS SUB-ADVISED BY HARTFORD INVESTMENT MANAGEMENT PORTFOLIO MANAGERS AND OTHER ACCOUNTS

     In managing other portfolios (including affiliated accounts), certain potential conflicts of interest may arise. Portfolio managers, including assistant portfolio managers, at Hartford Investment Management manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), commingled trust accounts, and other types of funds. The portfolios managed by portfolio managers may have investment objectives, strategies and risk profiles that differ from those of the Funds. Portfolio managers make investment decisions for each portfolio, including the Funds, based on the investment objectives, policies, practices and other relevant investment considerations applicable to that portfolio. Consequently, the portfolio managers may purchase securities for one portfolio and not another portfolio. Securities purchased in one portfolio may perform better than the securities purchased for another portfolio, and vice versa. A portfolio manager or other investment professional at Hartford Investment Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of a Fund, or make investment decisions that are similar to those made for a Fund, both of which have the potential to adversely impact that Fund depending on market conditions. In addition, some of these portfolios have fee structures that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the Funds to Hartford Investment Management. Because a portfolio manager's compensation is affected by revenues earned by Hartford Investment Management, the incentives associated with any given Fund may be significantly higher or lower than those associated with other accounts managed by a given portfolio manager.

     Hartford Investment Management's goal is to provide high quality investment services to all of its clients, while meeting its fiduciary obligation to treat all clients fairly. Hartford Investment Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Hartford Investment Management monitors a variety of areas, including compliance with primary Funds' guidelines, the allocation of securities, and compliance with Hartford Investment Management's Code of Ethics. Furthermore, senior investment and business personnel at Hartford Investment Management periodically review the performance of Hartford Investment Management's portfolio managers. Although Hartford Investment Management does not track the time a portfolio manager spends on a single portfolio, Hartford Investment Management does periodically assess whether a portfolio manager has adequate time and resources to effectively manage the portfolio manager's overall book of business.

     Material conflicts of interest may arise when allocating and/or aggregating trades. Hartford Investment Management may aggregate into a single trade order several individual contemporaneous client trade orders for a single security, absent specific client directions to the contrary. It is the policy of Hartford Investment Management that when a decision is made to aggregate transactions on behalf of more than one account (including the Funds or other accounts over which it has discretionary authority), such transactions will be allocated to all participating client accounts in a fair and equitable manner in accordance with Hartford Investment Management's trade allocation policy. The trade allocation policy is described in Hartford Investment Management's Form ADV. Hartford Investment Management's compliance unit monitors block transactions to assure adherence to the trade allocation policy, and will inform Hartford Investment Management's Issue Resolution Council of any non-compliant transactions.

COMPENSATION OF HARTFORD INVESTMENT MANAGEMENT PORTFOLIO MANAGERS

     Hartford Investment Management's portfolio managers are generally responsible for multiple accounts with similar investment strategies. Portfolio managers are compensated on the performance of the aggregate group of similar accounts rather than for a specific Fund.

     The compensation package for portfolio managers consists of three components, which are fixed base pay, annual incentive and long-term incentive. The base pay program provides a level of base pay that is competitive with the marketplace and reflects a portfolio manager's contribution to Hartford Investment Management's success.

     The annual incentive plan provides cash bonuses dependent on both Hartford Investment Management's overall performance and individual contributions. A portion of the bonus pool is determined based on the aggregate portfolio pre-tax performance results over three years relative to peer groups and benchmarks, and the remaining portion is based on current year operating income relative to the operating plan.

     Bonuses for portfolio managers vary depending on the scope of accountability and experience level of the individual portfolio manager. An individual's award is based upon qualitative and quantitative factors including the relative performance of their assigned portfolios compared to a peer group and benchmark. A listing of each Fund and the benchmark by which such Fund is measured can be found below and is primarily geared to reward top quartile performance on a trailing three-year basis. Individual performance is dollar weighted (based on assets under management). Qualitative factors such as leadership, teamwork and overall contribution made during the year are also considered.

     The long-term incentive plan provides an opportunity for portfolio managers and other key contributors to Hartford Investment Management to be rewarded in the future based on the continued profitable growth of Hartford Investment Management. A designated portion of Hartford Investment Management's net operating income will be allocated to long-term incentive awards each year. The size of actual individual awards will vary greatly. The awards will vest over three years for most participants and five years for Hartford Investment Management's Managing Directors. The value of the awards will increase at the growth rate of operating income each year during the vesting period. Awards will be paid in cash at the end of the vesting period.

     All portfolio managers are eligible to participate in The Hartford's standard employee health and welfare programs, including retirement.

     HIFSCO HIFSCO manages the Checks and Balances Fund. The compensation package for portfolio managers consists of three components, which are fixed base pay, annual incentive and long-term incentive. The base pay program provides a level of base pay that is competitive with the marketplace and reflects a portfolio manager's contribution to HIFSCO's success. The annual incentive plan provides cash bonuses dependent on both HIFSCO's overall performance and individual contributions. Bonuses vary depending on the scope of accountability and experience level of the individual. An individual's award is based upon multiple factors such as leadership, teamwork and overall contribution made during the year but not on performance of the fund. The long-term incentive plan provides an opportunity for portfolio managers and other key contributors to HIFSCO to be rewarded in the future based on the continued profitable growth of HIFSCO. The size of actual individual awards will vary greatly. The awards will vest over three years. All portfolio managers are eligible to participate in The Hartford's standard employee health and welfare programs, including retirement.

     The benchmark by which each Fund's performance is measured for compensation purposes is as follows:

FUND                              BENCHMARK
----                              ---------
Floating Rate Fund                Loan Pricing Corporation Index (or equivalent)
High Yield Fund                   Lehman Corporate High Yield Index
High Yield Municipal Bond Fund    Lehman High Yield Municipal Index
Income Fund                       Lehman Aggregate Index
Inflation Plus Fund               Lehman US TIPS Index
MidCap Growth Fund                Russell MidCap Growth Index
Money Market Fund                 60 day T-Bill
Select MidCap Value Fund          Russell MidCap Value Index
Short Duration Fund               Lehman 1-5 yr. Government/Credit Index
Small Company Fund                Russell 2000 Growth Index; Lipper MF Small
                                  Cap Growth Average
Strategic Income Fund             Lehman Aggregate Index
Tax-Free California Fund          Lehman California Exempt Index
Tax-Free Minnesota Fund           Lehman Minnesota Exempt Index
Tax-Free National Fund            Lehman Municipal Bond Index
Tax-Free New York Fund            Lehman New York Exempt Index
Total Return Bond Fund            Lehman Aggregate Index
U.S. Government Securities Fund   Lehman US Government Index
Equity Growth Allocation Fund     S&P 500 Index
Growth Allocation Fund            80% S&P 500 Index; 20% Lehman Aggregate Index
Balanced Allocation Fund          60% S&P 500 Index; 40% Lehman Aggregate Index
Conservative Allocation Fund      40% S&P 500 Index; 60% Lehman Aggregate Index
Income Allocation Fund            Lehman Aggregate Index
Retirement Income Fund            30% S&P 500 Index; 70% Lehman Aggregate Index
Target Retirement 2010 Fund       58% S&P 500 Index; 42% Lehman Aggregate Index
Target Retirement 2015 Fund       65% S&P 500 Index; 35% Lehman Aggregate Index
Target Retirement 2020 Fund       71% S&P 500 Index; 29% Lehman Aggregate Index
Target Retirement 2025 Fund       77% S&P 500 Index; 23% Lehman Aggregate Index
Target Retirement 2030 Fund       82% S&P 500 Index; 18% Lehman Aggregate Index
Target Retirement 2035 Fund       87% S&P 500 Index; 13% Lehman Aggregate Index
Target Retirement 2040 Fund       92% S&P 500 Index; 8% Lehman Aggregate Index
Target Retirement 2045 Fund       95% S&P 500 Index; 5% Lehman Aggregate Index
Target Retirement 2050 Fund       95% S&P 500 Index; 5% Lehman Aggregate Index

EQUITY SECURITIES BENEFICIALLY OWNED BY HIFSCO OR HARTFORD INVESTMENT MANAGEMENT PORTFOLIO MANAGERS

The dollar ranges of equity securities beneficially owned by HIFSCO or Hartford Investment Management portfolio managers in the Funds they sub-advise, as well as the funds of funds, are as follows for the fiscal year ended October 31, 2007:


                                                            DOLLAR RANGE OF EQUITY SECURITIES
PORTFOLIO MANAGER           FUND(S) SUB-ADVISED/MANAGED             BENEFICIALLY OWNED
-----------------         -------------------------------   ---------------------------------
Michael Bacevich          Floating Rate Fund                $50,001-$100,000
                          Strategic Income Fund             None

Christopher Bade          High Yield Municipal Bond Fund    None
                          Tax-Free California Fund          None
                          Tax-Free Minnesota Fund           None
                          Tax-Free National Fund            None
                          Tax-Free New York Fund            None

Edward C. Caputo          Equity Growth Allocation Fund     None
                          Growth Allocation Fund            $1-$10,000
                          Balanced Allocation Fund          None
                          Conservative Allocation Fund      None
                          Income Allocation Fund            None
                          Retirement Income Fund            None
                          Target Retirement 2010 Fund       None
                          Target Retirement 2020 Fund       None
                          Target Retirement 2030 Fund       $1-$10,000

Robert Crusha             Money Market Fund                 None
                          Short Duration Fund               None

William Davison           Income Fund                       $50,001-$100,000

Brian Dirgins             Short Duration Fund               None

Charles Grande            High Yield Municipal Bond Fund    None
                          Tax-Free California Fund          None
                          Tax-Free Minnesota Fund           None
                          Tax-Free National Fund            None
                          Tax-Free New York Fund            None

Michael Gray              Income Fund                       None
                          Strategic Income Fund             $50,001-$100,000

John Hendricks            Inflation Plus Fund               $10,001-$50,000
                          U.S. Government Securities Fund   None

Mark Niland               High Yield Fund                   None
                          Strategic Income Fund             None

Frank Ossino              Floating Rate Fund                None

Peter Perrotti            Strategic Income Fund             None

Russell Regenauer         U.S. Government Securities Fund   None

James Serhant             High Yield Fund                   None

Adam Tonkinson            Money Market Fund                 None

Nasri Toutoungi           Strategic Income Fund             $50,001-$100,000

                          Total Return Bond Fund            $50,001-$100,000

Hugh Whelan               LargeCap Growth Fund              None
                          MidCap Growth Fund                None
                          Small Company Fund                None
                          Select MidCap Value Fund          None
                          SmallCap Growth Fund              None
                          Equity Growth Allocation Fund     None
                          Growth Allocation Fund            None
                          Balanced Allocation Fund          None
                          Conservative Allocation Fund      None
                          Income Allocation Fund            None
                          Retirement Income Fund            None
                          Target Retirement 2010 Fund       None
                          Target Retirement 2020 Fund       None
                          Target Retirement 2030 Fund       None

Timothy Wilhide           Inflation Plus Fund               None
                          U.S. Government Securities Fund   None

Edward Vaimberg           Strategic Income Fund             None

Christopher J. Zeppieri   U.S. Government Securities Fund   None

Vernon Meyer (HIFSCO)     Checks and Balances Fund          None

OTHER ACCOUNTS SUB-ADVISED BY WELLINGTON MANAGEMENT PORTFOLIO MANAGERS

     The following table lists the number and types of other accounts sub-advised by Wellington Management managers and assets under management in those accounts as of October 31, 2007*:

* Effective June 30, 2008, Joseph H. Schwartz will no longer be involved in portfolio management.

                            REGISTERED
                            INVESTMENT      ASSETS                     ASSETS                     ASSETS
                              COMPANY       MANAGED      POOLED       MANAGED        OTHER       MANAGED
PORTFOLIO MANAGER            ACCOUNTS    (IN MILLION)   ACCOUNTS   (IN MILLIONS)   ACCOUNTS   (IN MILLIONS)
-----------------           ----------   ------------   --------   -------------   --------   -------------
Mario E. Abularach            9(a)         $ 6,261.5      2           $  138.4        7(1)      $ 1,129.8
Steven C. Angeli              4            $ 1,694.6     14(2)        $1,182.9       31(2)      $ 1,800.5
John F. Averill               3            $   132.3     19(3)        $  483.7       36(3)      $   574.9
Archana Basi                  1            $    23.5     27           $  880.0      109(4)      $ 2,375.1
Jean-Marc Berteaux           13(b)         $ 5,076.4     17           $6,041.1       24(5)      $ 5,780.6
Francis J. Boggan             8            $ 1,066.2     10           $  858.7       29(6)      $ 1,997.4
John A. Boselli               5            $ 1,341.7      9(7)        $2,143.6       40(7)      $ 8,388.2
Edward P. Bousa               4(8)         $42,947.3      4           $  296.3        4         $   584.3
Michael T. Carmen             4(c)         $ 4,351.8     10(9)        $  997.2        5         $   602.4
Frank D. Catrickes            1(d)         $14,040.4     13(10)       $1,110.4        9         $   508.4
Mammen Chally                 5            $ 4,202.1     11           $  900.8       19(11)     $ 7,532.7
Nicolas M. Choumenkovitch     5(e)         $ 2,302.0      5(12)       $  610.3       16(12)     $ 3,355.8
Robert L. Deresiewicz         3            $    72.4     17(13)       $  103.8       31(13)     $   101.1
Cheryl M. Duckworth**         0            $       0      1           $  136.6        1         $   723.7
Doris T. Dwyer                7            $ 1,957.1      7           $  397.2       10(14)     $ 2,577.8
David J. Elliott              5            $ 1,683.5      7           $  397.2       10(15)     $ 2,577.8
David R. Fassnacht            4(f)(16)     $18,227.9      6           $1,394.5        2(16)     $   848.7
Ann C. Gallo                  3            $   113.9     32(17)       $  328.6      104(17)     $   854.7
Bruce L. Glazer               3            $    99.7     37(18)       $  644.3      115(18)     $ 1,063.7
Karen H. Grimes               3(g)         $ 1,537.6      0           $      0        0         $       0
Christopher L. Gootkind       8(19)        $21,905.1      0           $      0        0         $       0
Peter I. Higgins              3(h)         $11,551.5      3           $   91.3        3(20)     $   511.8
Lucius T. Hill, III           5            $   451.5      6           $2,662.8       13         $ 3,333.2
Matthew D. Hudson            13(b)         $ 5,076.4     16           $6,038.8       24(5)      $ 5,780.6
Jean M. Hynes                 3            $   260.4     36(21)       $  808.0      111(21)     $ 2,863.9
Steven T. Irons               2(h)         $10,177.9      2           $   84.5        3(20)     $   511.8
John C. Keogh                 7(19)        $24,894.7      0           $      0       23         $ 2,816.7
Anita M. Killian              3            $   119.4     35(22)       $  391.7      116(22)     $ 1,617.6
Ian R. Link                   2(g)         $   952.6      0           $      0        0         $       0
Mark T. Lynch                 1            $    32.6     19(23)       $1,007.8       90(23)     $ 2,052.4
Daniel Maguire                1            $   117.3      0           $      0        0         $       0
Mark D. Mandel**              0            $       0      0           $      0        0         $       0
Kirk J. Mayer                 3            $    69.6     36(24)       $  234.2      110(24)     $   530.3
James N. Mordy                7(i)         $ 4,277.2      3           $  123.3       11(25)     $ 2,035.4
Stephen Mortimer              6            $ 3,700.1      1           $  136.2        5(1)      $   789.1
David Nincic                  1            $     7.3     10           $   76.9       33(26)     $    85.3
Andrew S. Offit              13(b)         $ 5,076.4     17           $6,041.1       24(5)      $ 5,780.6
David W. Palmer               2(f)         $ 1,083.6      1           $    3.8        0         $       0
Saul J. Pannell               1(d)         $14,040.7     10(27)       $  968.4        3         $   231.2

                            REGISTERED
                            INVESTMENT      ASSETS                     ASSETS                     ASSETS
                              COMPANY       MANAGED      POOLED       MANAGED        OTHER       MANAGED
PORTFOLIO MANAGER            ACCOUNTS    (IN MILLION)   ACCOUNTS   (IN MILLIONS)   ACCOUNTS   (IN MILLIONS)
-----------------           ----------   ------------   --------   -------------   --------   -------------
Phillip H. Perelmuter         2            $ 3,324.0      7(28)       $  994.6       37         $ 2,938.1
W. Michael Reckmeyer, III     5(g)(29)     $ 9,707.4      0           $      0        1         $   262.1
James A. Rullo                3            $ 2,915.0     12           $1,215.4       26(30)     $13,908.1
John R. Ryan                  9(g)(31)     $12,322.0      3           $   44.6       20         $   4,249
Joseph H. Schwartz            3            $   128.8     28(32)       $  233.7       90(32)     $   621.6
Andrew J. Shilling            6            $ 1,886.8      9(33)       $2,373.3       41(33)     $ 9,849.3
Scott E. Simpson              3            $   222.2     28(34)       $1,021.7       99(34)     $ 3,560.8
Scott I. St. John             5            $   451.5      5           $  2,267        7         $ 1,476.2
Simon H. Thomas               2            $   597.5      9           $  606.4        8(36)     $   669.6

**   Other account information is as of December 31, 2007.

(a) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Growth Opportunities Fund and Small Company Fund). Assets under management in those Funds total approximately $2,197.5 and $355.9 million, respectively.

(b) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Global Growth Fund and International Growth Fund). Assets under management in those Funds total approximately $841.3 and $624.6 million, respectively.

(c) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Capital Appreciation II Fund and Growth Opportunities Fund). Assets under management in those Funds total approximately $1,404.9 and $2,197.5 million, respectively.

(d) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Capital Appreciation Fund and Capital Appreciation II Fund). Assets under management in those Funds total approximately $21,439.2 and $1,404.9 million, respectively.

(e) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Capital Appreciation II Fund and International Opportunities Fund). Assets under management in those Funds total approximately $1,404.9 and $434.7 million, respectively.

(f) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Capital Appreciation II Fund and Value Opportunities Fund). Assets under management in those Funds total approximately $1,404.9 and $285.7 million, respectively.

(g) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Balanced Income Fund, Equity Income Fund and Value Fund). Assets under management in those Funds total approximately $46.9, $1,013.2 and $417.3 million, respectively.

(h) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Advisers Fund and Stock Fund). Assets under management in those Funds total approximately $1,565.1 and $1,060.4 million, respectively.

(i) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Capital Appreciation II Fund, MidCap Value Fund and Value Opportunities Fund). Assets under management in those Funds total approximately $1,404.9, $438.2 and $285.7 million, respectively.

(1) The advisory fee for 1 of these other accounts is based upon performance. Assets under management in that account total approximately $164.2 million.

(2) The advisory fee for 5 of these pooled accounts and 1 of these other accounts is based upon performance. Assets under management in those pooled accounts and that other account total approximately $514.1 million and $164.2 million, respectively.

(3) The advisory fee for 4 of these pooled accounts and 3 of these other accounts is based upon performance. Assets under management in those pooled accounts and other accounts total approximately $223.8 million and $347.1 million, respectively.

(4) The advisory fee for 13 of these other accounts is based upon performance. Assets under management in those accounts total approximately $223.1 million.

(5) The advisory fee for 1 of these other accounts is based upon performance. Assets under management in that account totals approximately $194.5 million.

(6) The advisory fee for 1 of these other accounts is based upon performance. Assets under management in that account total approximately $159.1 million.

(7) The advisory fee for 1 of these pooled accounts and 2 of these other accounts is based upon performance. Assets under management in that pooled account and those other accounts total approximately $248.5 million and $481.8 million, respectively.

(8) The advisory fee for 2 of these registered investment company accounts is based upon performance. Assets under management in those accounts total approximately $34,904.1 million.

(9) The advisory fee for 4 of these pooled accounts is based upon performance. Assets under management in those accounts total approximately $476.7 million.

(10) The advisory fee for 6 of these pooled accounts is based upon performance. Assets under management in those accounts total approximately $551.5 million.

(11) The advisory fee for 2 of these other accounts is based upon performance. Assets under management in those accounts total approximately $862.2 million.

(12) The advisory fees for 1 of these pooled accounts and 3 of these other accounts is based upon performance. Assets under management in that pooled accounts and those other accounts total approximately $22.2 million and $809.4 million, respectively.

(13) The advisory fees for 3 of these pooled accounts and 2 of these other accounts is based upon performance. Assets under management in those pooled accounts and other accounts total approximately $20 million and $5.9 million, respectively.

(14) The advisory fee for 2 of these other accounts is based upon performance. Assets under management in those accounts total approximately $331.5 million.

(15) The advisory fee for 2 of these other accounts is based upon performance. Assets under management in those other accounts total approximately $331.5 million.

(16) The advisory fee for 2 of these registered investment company accounts and 1 of these other accounts is based upon performance. Assets under management in those registered investment company accounts and other account total approximately $17,144.3 million and $732.6 million.

(17) The advisory fee for 3 of these pooled accounts and 12 of these other accounts is based upon performance. Assets under management in those pooled accounts and other accounts total approximately $44.7 million and $84.3 million, respectively.

(18) The advisory fee for 4 of these pooled accounts and 14 of these other accounts is based upon performance. Assets under management in those pooled accounts and other accounts total approximately $332.6 million and $350.6 million, respectively.

(19) The advisory fee for 2 of these registered investment company accounts is based upon performance. Assets under management in those accounts total approximately $17,844.5 million.

(20) The advisory fee for 3 of these other accounts is based upon performance. Assets under management in those accounts total approximately $511.8 million.

(21) The advisory fee for 3 of these pooled accounts and 13 of these other accounts is based upon performance. Assets under management in those pooled accounts and other accounts total approximately $103.4 million and $282.1 million, respectively.

(22) The advisory fee for 2 of these pooled accounts and 14 of these other accounts is based upon performance. Assets under management in those pooled accounts and other accounts total approximately $30.8 million and $401.3 million, respectively.

(23) The advisory fee for 2 of these pooled accounts and 11 of these other accounts is based upon performance. Assets under management in those pooled accounts and other accounts total approximately $522.8 million and $254.4 million, respectively.

(24) The advisory fee for 3 of these pooled accounts and 13 of these other accounts is based upon performance. Assets under management in those pooled accounts and other accounts total approximately $23.2 million and $58.9 million, respectively.

(25) The advisory fee for 2 of these other accounts is based upon performance. Assets under management in those accounts total approximately $87.1 million.

(26) The advisory fee for 3 of these other accounts is based upon performance. Assets under management in those accounts total approximately $13.8 million.

(27) The advisory fee for 4 of these pooled accounts is based upon performance. Assets under management in those accounts total approximately $450.4 million.

(28) The advisory fee for 1 of these pooled accounts is based upon performance. Assets under management in that pooled account totals approximately $50.1 million.

(29) The advisory fee for 2 of these registered investment company accounts is based upon performance. Assets under management in those accounts total approximately $8,622 million.

(30) The advisory fee for 4 of these other accounts is based upon performance. Assets under management in those accounts total approximately $6,319.7 million.

(31) The advisory fee for 3 of these registered investment company accounts is based upon performance. Assets under management in those accounts total approximately $9,003.8 million.

(32) The advisory fee for 3 of these pooled accounts and 11 of these other accounts is based upon performance. Assets under management in those pooled accounts and other accounts total approximately $30.2 million and $60.8 million, respectively.

(33) The advisory fee for 1 of these pooled accounts and 2 of these other accounts is based upon performance. Assets under management in that pooled account and other accounts total approximately $338.5 million and $481.8 million, respectively.

(34) The advisory fee for 2 of these pooled accounts and 12 of these other accounts is based upon performance. Assets under management in those pooled accounts and other accounts total approximately $50.3 million and $831.2 million, respectively.

(35) The advisory fee for 3 of these pooled accounts and 3 of these other accounts is based upon performance. Assets under management in those pooled accounts and other accounts total approximately $194.5 million and $380.3 million, respectively.

(36) The advisory fee for 1 of these other accounts is based upon performance. Assets under management in that other account totals approximately $73.5 million.

CONFLICTS OF INTEREST BETWEEN THE FUNDS SUB-ADVISED BY WELLINGTON MANAGEMENT PORTFOLIO MANAGERS AND OTHER ACCOUNTS

     Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. Each Fund's managers listed in the prospectus who are primarily responsible for the day-to-day management of the Funds ("Investment Professionals") generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the relevant Fund. The Investment Professionals make investment decisions for each account, including the relevant Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the relevant Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the relevant Fund.

     An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Fund, or make investment decisions that are similar to those made for the relevant Fund, both of which have the potential to adversely impact the relevant Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an investment professional may purchase the same security for the relevant Fund and one or more other accounts at or about the same time, and in those instances the other accounts will have access to their respective holdings prior to the public disclosure of the relevant Fund's holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees paid by the relevant Fund to Wellington Management. Messrs. Angeli, Averill, Carmen, Deresiewicz, Glazer, Lynch, Mayer, Pannell, and Schwartz and Ms. Gallo and Ms. Hynes also manage hedge funds, which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management, and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

     Wellington Management's goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management's investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional's various client mandates.

COMPENSATION OF WELLINGTON MANAGEMENT PORTFOLIO MANAGERS

     HIFSCO pays Wellington Management a fee based on the assets under management of each Fund as set forth in the relevant Investment Sub-Advisory Agreement between Wellington Management and HIFSCO on behalf of each Fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to each Fund. The following information relates to the fiscal year ended October 31, 2007.

     Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management's compensation of its Investment Professionals includes a base salary and incentive components. The base salary for each Investment Professional who is a partner of Wellington Management is determined by the Managing Partners of the firm. A partner's base salary is generally a fixed amount that may change as a result of an annual review. The base salaries for all other Investment Professionals are determined by the Investment Professional's experience and performance in their roles as Investment Professionals. Base salaries for Wellington Management's employees are reviewed annually and may be adjusted based on the recommendation of an Investment Professional's manager, using guidelines established by Wellington Management's Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Investment Professional and generally each other account managed by such Investment Professional. Each equity Investment Professional's incentive payment relating to the relevant Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Investment Professional compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by these Investment Professionals, including accounts with performance fees. With respect to the International Small Company Fund, the Investment Professional's incentive payment is a flat rate which is not linked to benchmark performance. The incentive paid to the fixed income Investment Professionals is based on the revenues earned by Wellington Management which has no performance-related component. Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional's overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than account performance. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, as a partner of the firm. The following individuals are partners of the firm:

Steven C. Angeli
John F. Averill
Archana Basi*
Jean-Marc Berteaux
Francis J. Boggan
John A. Boselli
Edward P. Bousa
Michael T. Carmen
Frank D. Catrickes
Nicolas M. Choumenkovitch*
Cheryl M. Duckworth
David R. Fassnacht
Ann C. Gallo
Bruce L. Glazer
Peter I. Higgins*
Jean M. Hynes
Steven T. Irons
John C. Keogh
Anita M. Killian*
Mark T. Lynch
Mark D. Mandel
James N. Mordy
Andrew S. Offit
Saul J. Pannell
Phillip H. Perelmuter
James A. Rullo
John R. Ryan
Joseph H. Schwartz
Andrew J. Shilling
Scott E. Simpson

*    Effective January 1, 2008

     Wellington Management's incentive payments to its Investment Professionals are based on comparisons of each Investment Professional's performance relative to the following benchmark and/or relevant peer group which are utilized to measure both one and three year performance, except where noted:


               FUND                           BENCHMARK(S) / PEER GROUPS FOR INCENTIVE PERIOD(1)
---------------------------------   ---------------------------------------------------------------------
Advisers Fund                       S&P 500 Index
                                    Lipper MF Large Cap Core Index
                                    (Higgins and Irons only)

Balanced Income Fund                Lipper EQ MF Average: Equity Income (Ryan, Reckmeyer, Grimes and
                                    Link only)

Capital Appreciation Fund           Russell 3000 Index (2)
                                    Lipper MF Multicap Core Index

Capital Appreciation II Fund (3)    Russell 3000 Growth Index (Carmen only)
                                    Russell 3000 Index (Catrickes and Pannell only)
                                    Russell 3000 Value Index (Fassnacht, Mordy and Palmer only)
                                    MSCI World Index (Choumenkovitch only)
                                    Lipper EQ MF Average: Multi-Cap Core

Disciplined Equity Fund             S&P 500 Index

Dividend and Growth Fund            S&P 500 Index
                                    Lipper EQ MF Equity Income Average

Equity Income Fund                  Russell 1000 Value Index
                                    Lipper EQ MF Equity Income Average

Fundamental Growth Fund             Russell 1000 Growth Index
                                    Lipper EQ MF Large Cap Growth Average

Global Communications Fund          MSCI AC Telecommunications Index (4)

Global Equity Fund                  MSCI All Country World Index
                                    Lipper Global Multi Cap Core Average

Global Financial Services Fund      MSCI Finance ex Real Estate Index
                                    Lipper EQ MF Financial Services Average

Global Growth Fund                  MSCI World Growth Index (5)
                                    Lipper EQ MF Global Large Cap Growth Average

Global Health Fund                  S&P GSSI Health Care Index (formerly Goldman Sachs Health Care Index)
                                    Lipper EQ MF Health & Biotechnology Average

Global Technology Fund              Goldman Sachs Technology Total Return Index
                                    Lipper EQ MF Science and Technology Average

Growth Fund                         Russell 1000 Growth Index
                                    Lipper EQ MF Large Cap Growth Average

Growth Opportunities Fund           Russell 3000 Growth Index
                                    Lipper EQ MF Multicap Growth Average

International Growth Fund           MSCI International EAFE Growth Index (6)
                                    Lipper EQ MF International Multicap Growth Average

International Opportunities Fund    MSCI AC World Free ex US Index (7)
                                    Lipper EQ MF International  Large Cap Core Average

International Small Company Fund    Extended Market Index Europe, Pacific, Asia Composite*

MidCap Fund                         S&P400 MidCap Index
                                    Lipper EQ MF MidCap Core Average

MidCap Value Fund                   Russell 2500 Value Index
                                    Lipper EQ MF Mid Cap Value Average

Small Company Fund                  Russell 2000 Growth Index
                                    Lipper EQ MF Small Cap Growth Average

SmallCap Growth Fund                Russell 2000 Growth Index

Stock Fund                          S&P 500 Index
                                    Lipper MF Large Cap Core Index

Value Fund                          Russell 1000 Value Index
                                    Lipper EQ MF Large Cap Value Average

Value Opportunities Fund            Russell 3000 Value Index
                                    Lipper EQ MF Multicap Value Average

(1) For Funds with multiple benchmarks/peer groups, allocations are weighted equally, unless otherwise noted.

(2)  Prior to July 1, 2005, the benchmark was the S&P 500 Index.

(3) Prior to January 1, 2007, the benchmarks/peer groups allocations were weighted equally. The benchmark/peer groups are weighted 60%/40%, respectively, for this Fund.

(4) For the period January 1, 2002, through January 1, 2006, the benchmark was a blend of the MSCI Broad Telecom USD Index and MSCI AC Telecommunications Index.

(5) For the period January 1, 2004, through December 31, 2005, the benchmark was a blend of the Lipper Global Large Cap Growth Average and the MSCI World Index.

(6) Prior to January 1, 2006, the benchmark was the MSCI EAFE Index with no comparison made to the Fund's Lipper peer group.

(7) Prior to January 1, 2006, the benchmark was the Lipper International Large Cap Core Average with no comparison made to the MSCI AC World Free ex US Index.

*    Effective January 1, 2008

EQUITY SECURITIES BENEFICIALLY OWNED BY WELLINGTON MANAGEMENT PORTFOLIO MANAGERS

The dollar ranges of equity securities beneficially owned by Wellington Management managers in the Funds they sub-advise are as follows for the fiscal year ended October 31, 2007:

                                                                   DOLLAR RANGE OF
                                                                  EQUITY SECURITIES
     PORTFOLIO MANAGER              FUND(S) SUB-ADVISED           BENEFICIALLY OWNED
--------------------------   --------------------------------   ---------------------
Mario E. Abularach           Growth Opportunities Fund               $1 - $10,000
                             Small Company Fund                           $0
Steven C. Angeli             Small Company Fund                           $0
John F. Averill              Global Technology Fund               $10,001 - $50,000
Archana Basi                 Global Communications Fund           $50,001 - $100,000
Jean-Marc Berteaux           Global Growth Fund                           $0
                             International Growth Fund                    $0
Francis J. Boggan            Fundamental Growth Fund                      $0
John A. Boselli              Growth Fund                                  $0
Edward P. Bousa              Dividend and Growth Fund              Over $1,000,000
Michael T. Carmen            Capital Appreciation II Fund                 $0
                             Growth Opportunities Fund           $100,001 - $500,000
Frank D. Catrickes           Capital Appreciation Fund           $100,001 - $500,000
                             Capital Appreciation II Fund                 $0
Mammen Chally                Disciplined Equity Fund             $100,001 - $500,000
Nicolas M. Choumenkovitch    Capital Appreciation II Fund         $10,001 - $50,000
                             International Opportunities Fund     $50,001 - $100,000
Robert L. Deresiewicz        Global Health Fund                   $10,001 - $50,000
Cheryl M. Duckworth          Global Equity Fund                           $0
Doris T. Dwyer               SmallCap Growth Fund                         $0
David J. Elliott             SmallCap Growth Fund                         $0
David R. Fassnacht           Capital Appreciation II Fund                 $0
                             Value Opportunities Fund             $10,001 - $50,000
Ann C. Gallo                 Global Health Fund                   $50,001 - $100,000
Bruce L. Glazer              Global Technology Fund                      $0
Karen H. Grimes              Balanced Income Fund                        $0
                             Equity Income Fund                          $0
                             Value Fund                                  $0
Christopher L. Gootkind      Advisers Fund                        $10,001 - $50,000
Peter I. Higgins             Advisers Fund                               $0
                             Stock Fund                              $1 - $10,000

Lucius T. Hill, III          Balanced Income Fund               $500,001 - $1,000,000
Matthew D. Hudson            Global Growth Fund                  $100,001 - $500,000
                             International Growth Fund                    $0
Jean M. Hynes                Global Health Fund                  $100,001 - $500,000
Steven T. Irons              Advisers Fund                                $0
                             Stock Fund                            Over $1,000,000
John C. Keogh                Advisers Fund                       $100,001 - $500,000
Anita M. Killian             Global Technology Fund               $10,001 - $50,000
Ian R. Link                  Balanced Income Fund                         $0
                             Equity Income Fund                           $0
                             Value Fund                                   $0
Mark T. Lynch                Global Financial Services Fund        Over $1,000,000
Daniel Maguire               International Small Company Fund             $0
Mark D. Mandel               Global Equity Fund                           $0
Kirk J. Mayer                Global Health Fund                   $10,001 - $50,000
James N. Mordy               Capital Appreciation II Fund                 $0
                             MidCap Value Fund                     Over $1,000,000
                             Value Opportunities Fund             $10,001 - $50,000
Stephen Mortimer             Small Company Fund                           $0
David Nincic                 Global Communications Fund                   $0
Andrew S. Offit              Global Growth Fund                      $1 - $10,000
                             International Growth Fund                    $0
David W. Palmer              Capital Appreciation II Fund                 $0
                             Value Opportunities Fund             $10,001 - $50,000
Saul J. Pannell              Capital Appreciation Fund             Over $1,000,000
                             Capital Appreciation II Fund        $100,001 - $500,000
Phillip H. Perelmuter        MidCap Fund                         $100,001 - $500,000
W. Michael Reckmeyer, III    Balanced Income Fund                         $0
                             Equity Income Fund                   $50,001 - $100,000
                             Value Fund                                   $0
James A. Rullo               Disciplined Equity Fund            $500,001 - $1,000,000
John R. Ryan                 Balanced Income                     $100,001 - $500,000
                             Equity Income Fund                    Over $1,000,000
                             Value Fund                         $500,001 - $1,000,000
Joseph H. Schwartz           Global Health Fund                  $100,001 - $500,000
Andrew J. Shilling           Growth Fund                         $100,001 - $500,000
Scott E. Simpson             Global Technology Fund                       $0
Scott I. St. John            Balanced Income Fund                         $0
Simon H. Thomas              International Small Company          $10,001 - $50,000

OTHER ACCOUNTS SUB-ADVISED BY KAR PORTFOLIO MANAGERS

The following table lists the number and types of other accounts managed by the KAR portfolio managers and assets under management in those accounts as of October 31, 2007:

                        REGISTERED
                        INVESTMENT
                          COMPANY        ASSETS       POOLED                      OTHER
  PORTFOLIO MANAGER      ACCOUNTS       MANAGED      ACCOUNTS   ASSETS MANAGED   ACCOUNTS   ASSETS MANAGED
---------------------   ----------   -------------   --------   --------------   --------   --------------
                                     (IN MILLIONS)               (IN MILLIONS)               (IN MILLIONS)
                                     -------------              --------------              --------------
Sandi L. Gleason             6           $227.2          0            $0          16,268       $4,015.3
Robert A. Schwarzkopf        6           $227.2          0            $0          16,268       $4,015.3

CONFLICTS OF INTEREST BETWEEN SELECT SMALLCAP VALUE FUND AND OTHER ACCOUNTS SUB-ADVISED BY KAR PORTFOLIO MANAGERS

     There may be certain inherent conflicts of interest that arise in connection with the portfolio managers' management of Select SmallCap Value Fund's investments and the investments of any other accounts they manage. Such conflicts could arise from the aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, and any soft dollar arrangements that KAR may have in place that could benefit Select SmallCap Value Fund or such other accounts.

KAR believes that there are no material conflicts of interest between the investment strategies of Select SmallCap Value Fund and the investment strategies of other accounts managed by the portfolio managers since portfolio managers generally manage funds and other accounts having similar investment strategies.

     As an investment manager with multiple product placed at multiple sponsors, KAR has long had procedures in place to control and monitor potential conflicts among sponsor program and products. Whenever a buy or sell program is launched, each investor class is put into a randomly selected order as determined by an automated randomized process. Further, there are extensive controls on employee trading, best execution, and step-out trading. The firm does not self deal or swap securities among accounts. All orders are exposed to an open exchange traded market or order matching facility, ECN.

COMPENSATION OF KAR PORTFOLIO MANAGERS

     KAR believes that the firm's compensation program is adequate and competitive to attract and retain high-caliber investment professionals. Investment professionals at KAR receive a competitive base salary, an incentive bonus opportunity, and a benefits package. Managing Directors and portfolio investment professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance.

     The bonus amount for a portfolio manager is based upon (1) how well the individual manager performs in his or her assigned products versus industry benchmarks, (2) growth in total assets under management including, but not limited to, Select SmallCap Value Fund and (3) a subjective assessment of contribution to the team effort. The performance component is further adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risks. This ensures that investment personnel remain focused on managing and acquiring securities that correspond to a fund's mandate and risk profile. It also avoids the temptation for portfolio managers to take on more risk and unnecessary exposure to chase performance for personal gain.

     The following is a more detailed description of the compensation structure of Select SmallCap Value Fund's portfolio managers.

     Base Salary. Each portfolio manager is paid a base salary, which is determined by KAR and is designed to be competitive in light of the individual's experience and responsibilities. KAR management uses compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

     Incentive Bonus. Generally, the current Performance Incentive Plan for portfolio managers at KAR has several components:

     (1) Up to seventy-five percent of the base salary can be awarded based upon relative total return or performance. The Investment Incentive pool is established based on actual pre-tax investment performance compared with specific peer group or index measures established at the beginning of each calendar year. Performance of the fund managed is measured over one, three, and five-year periods against the specified benchmark. Generally, an individual manager's participation is based on the performance of the fund or separately managed account overseen and is weighted roughly by total assets in the fund or separately managed accounts. For Select SmallCap Value Fund, the benchmark used is the Russell 2000 Value Index.

     (2) Up to twenty-five percent of base salary can be awarded based upon the achievement of qualitative goals of the investment management division with which the portfolio manager is associated.

     (3) Up to an additional one hundred percent of base salary can be awarded based upon the growth in assets under management in the portfolio manager's investment area.

     The Performance Incentive Plan applicable to some portfolio managers varies from the description above. For instance, plans applicable to certain portfolio managers (i) may have an override based upon revenues generated, (ii) may contain the component that is based on the profitability of the management division with which the portfolio manager is associated, or (iii) may contain a guarantee payout.

     Other Benefits. Portfolio managers are also eligible to participate in broad-based plans offered generally to the firm's employees, 401(k), health, and other employee benefit plans.

EQUITY SECURITIES BENEFICIALLY OWNED BY KAR PORTFOLIO MANAGERS

     As of October 31, 2007, the portfolio managers do not own any shares of Select SmallCap Value Fund.

OTHER ACCOUNTS SUB-ADVISED BY METWEST CAPITAL PORTFOLIO MANAGERS

The following table lists the number and types of other accounts managed by the MetWest Capital portfolio manager and assets under management in those accounts as of October 31, 2007:

                    REGISTERED
                    INVESTMENT
                      COMPANY       ASSETS        POOLED                       OTHER
PORTFOLIO MANAGER    ACCOUNTS       MANAGED      ACCOUNTS   ASSETS MANAGED   ACCOUNTS   ASSETS MANAGED
-----------------   ----------   -------------   --------   --------------   --------   --------------
                                 (IN MILLIONS)              (IN MILLIONS)               (IN MILLIONS)
Gary W. Lisenbee         4           $511.8          6           $87.3           7          $34.1
Samir Sikka              4           $511.8          6           $87.3           7          $34.1

CONFLICTS OF INTEREST BETWEEN SELECT SMALLCAP VALUE FUND AND OTHER ACCOUNTS SUB-ADVISED BY METWEST CAPITAL PORTFOLIO MANAGERS

     MetWest Capital anticipates no material conflicts of interest, as all accounts in the Small Cap Intrinsic Value strategy are managed to the model portfolio as specified by the investment team. The investment team implements the model consistently across client portfolios, while accommodating any client-specific requirements, such as investment restrictions or cash flow requirements. Typically, no positions differ from portfolio to portfolio, except in the case of client-imposed restrictions. For a portfolio with restrictions, the investment team determines the position(s) that comply with the client's requirements.

     While portfolios of clients with investment restrictions may differ slightly from the model portfolio, those differences do not affect the percentage allocations, unless a client's restrictions prohibit a particular trade. Portfolio managers do not have discretion regarding the allocation of investment opportunities. They apply any restriction objectively. For example, if a client's investment guidelines prohibit the purchase of a particular security in the model, the investment team determines a substitute holding that is purchased for that client's account. In addition, to ensure that divergence in account composition is driven exclusively by differences in client objectives, every trade that is executed every day is reviewed by the senior members of the investment team, including both MetWest Capital's President and its Chief Investment Officer, both of whom are owners of the firm.

COMPENSATION OF METWEST CAPITAL PORTFOLIO MANAGERS

     MetWest Capital's compensation system is designed not only to attract and retain experienced, highly qualified investment personnel, but also to closely align employees' interests with clients' interests. Compensation for investment professionals consists of a base salary, bonus and generous benefits. Benefits include a comprehensive insurance benefits program (medical, vision and dental) and 401(k) plan. A material portion of each professional's annual compensation is in the form of a bonus tied to results relative to clients' benchmarks and overall client satisfaction. Bonuses may range from 20% to over 100% of salary and may include equity in MetWest Capital's publicly traded parent, Wachovia Corporation. While Wachovia Corporation holds a majority ownership interest in MetWest Capital, certain MetWest Capital professionals still hold ownership interests in the firm and accordingly receive additional payments based on profitability of the firm.

     MetWest Capital's compensation system is not determined on an account-specific basis. Rather, bonuses are tied to overall firm profitability and composite performance relative to the benchmark. The primary benchmark for the Small Cap Intrinsic Value strategy is the Russell 2000 Value Index. To reinforce long-term focus, performance is measured over MetWest Capital's investment horizon (typically two to three years). Analysts are encouraged to maintain a long-term focus and are not compensated for the number of their recommendations that are purchased in the portfolio. Rather, their bonuses are tied to overall strategy performance.

EQUITY SECURITIES BENEFICIALLY OWNED BY METWEST CAPITAL PORTFOLIO MANAGERS

As of October 31, 2007, the portfolio managers did not own any shares of Hartford Select SmallCap Value Fund.

OTHER ACCOUNTS SUB-ADVISED BY SSGA FM PORTFOLIO MANAGERS

The following table lists the number and types of other accounts managed by the SSgA FM portfolio managers and assets under management in those accounts as of October 31, 2007:

                     REGISTERED
                     INVESTMENT
                       COMPANY        ASSETS       POOLED                       OTHER
PORTFOLIO MANAGER*    ACCOUNTS        MANAGED     ACCOUNTS   ASSETS MANAGED   ACCOUNTS   ASSETS MANAGED
------------------   ----------   -------------   --------   --------------   --------   --------------
                                  (IN BILLIONS)               (IN BILLIONS)               (IN BILLIONS)
Chuck Martin              8           $1.41          43          $55.39          76          $46.76
Ric Thomas                8           $1.41          43          $55.39          76          $46.76

* The following table lists the number and types of other accounts managed by the U.S. Enhanced Equity Team and assets under management in those accounts. Enhanced assets are managed on a team basis. This table refers to SSgA, comprised of all the investment management affiliates of State Street Corporation, including SSgA FM. The advisory fee for 42 of these pooled accounts and 31 of these other accounts is based upon performance.

CONFLICTS OF INTEREST BETWEEN SELECT SMALLCAP VALUE FUND AND OTHER ACCOUNTS SUB-ADVISED BY SSGA FM PORTFOLIO MANAGERS

     A portfolio manager may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to Select SmallCap Value Fund. Potential conflicts may arise out of (a) the portfolio manager's execution of different investment strategies for various accounts or
(b) the allocation of investment opportunities among the portfolio manager's accounts with the same strategy.

     A potential conflict of interest may arise as a result of the portfolio manager's responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. A portfolio manager may also manage accounts whose objectives and policies differ from those of Select SmallCap Value Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while Select SmallCap Value Fund maintained its position in that security.

     A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees. The difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that participates in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA FM and its advisory affiliates utilize a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

     The potential conflicts described are applicable to SSgA/SSgA FM as our Portfolio Managers manage several accounts with similar guidelines and differing fee schedules.

COMPENSATION OF SSGA FM PORTFOLIO MANAGERS

     The compensation of SSgA FM's investment professionals is based on a number of factors. The first factor considered is external market. Through extensive compensation survey process, SSgA FM seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and long term incentive (i.e. equity). The second factor taken into consideration is the size of the pool available for this compensation. SSgA FM is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of SSgA and SSgA FM. The discretionary determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated on a discretionary basis to individual employees based on their individual performance. There is no fixed formula, benchmark or identifiable criteria for determining these amounts, nor is anyone's compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining incentive equity allocations.

EQUITY SECURITIES BENEFICIALLY OWNED BY SSGA FM PORTFOLIO MANAGERS

     As of October 31, 2007, the portfolio managers do not own any shares of Select SmallCap Value Fund.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Companies have no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities or, in the case of the funds of funds, transactions in shares of the Underlying Funds. With respect to the funds of funds, each fund of funds will not incur any commissions or sales charges when it invests in the Underlying Funds.

     Subject to any policy established by each Company's board of directors and HIFSCO, the sub-advisers, as applicable, are primarily responsible for the investment decisions of each applicable Fund (or in the case of a fund of funds, each Underlying Fund) and the placing of its portfolio transactions. In placing orders, it is the policy of each Fund (or in the case of a fund of funds, each Underlying Fund) to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commission, if any, size of the transaction and difficulty of execution. While the sub-advisers generally seek reasonably competitive spreads or commissions, the Funds (or in the case of a fund of funds, the Underlying Funds) do not necessarily pay the lowest possible spread or commission. HIFSCO may instruct the sub-advisers to direct certain brokerage transactions, using best efforts, subject to obtaining best execution, to broker/dealers in connection with a commission recapture program used to defray fund expenses for the Funds.

     The sub-advisers generally deal directly with the dealers who make a market in the securities involved (unless better prices and execution are available elsewhere) if the securities are traded primarily in the over-the-counter market. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. In addition, the sub-advisers may effect certain "riskless principal" transactions through certain dealers in the over-the-counter market under which "commissions" are paid on such transactions. Bonds and money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. Portfolio securities in Money Market Fund normally are purchased directly from, or sold directly to, the issuer, an underwriter or market maker for the securities. There usually are no brokerage commissions paid by Money Market Fund for such purchases or sales.

     While the sub-advisers seek to obtain the most favorable net results in effecting transactions in a Fund's (or in the case of a fund of funds, an Underlying Fund's) portfolio securities, broker-dealers who provide investment research to the sub-advisers may receive orders for transactions from the sub-advisers. Such research services ordinarily consist of assessments and analyses of or affecting the business or prospects of a company, industry, economic sector or financial market. To the extent consistent with Section 28(e) of the 1934 Act, a sub-adviser may cause a Fund (or in the case of a fund of funds, an Underlying Fund) to pay a broker-dealer that provides "brokerage and research services" (as defined in the 1934 Act) to the sub-adviser an amount in respect of securities transactions for the Fund (or in the case of a fund of funds, an Underlying Fund) in excess of the amount that another broker-dealer would have charged in respect of that transaction. Information so received is in addition to and not in lieu of the services required that the sub-adviser must perform under the applicable investment sub-advisory agreement. In circumstances where two or more broker-dealers are equally capable of providing best execution, each sub-adviser may, but is under no obligation to, choose the broker-dealer that provides superior research or analysis as determined by the sub-adviser in its sole discretion. The management fees paid by the Funds are not reduced because the sub-advisers, or their affiliates, receive these services even though they might otherwise be required to purchase some of these services for cash. Some of these services are of value to the sub-advisers, or their affiliates, in advising various of their clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Funds.

     Hartford Investment Management has determined that at present it will utilize soft dollars to obtain only: (i) brokerage services; (ii) research created and provided by a broker-dealer involved in effecting a trade (i.e., research provided by a full service broker-dealer, or provided by a broker-dealer to which a portion of a trade is directed for the purpose of obtaining access to the research, in either cased on a bundled basis); and (iii) access to management personnel. Hartford Investment Management will not at present utilize soft dollars to obtain research from parties who have no role in effecting a trade.

     To the extent that accounts managed by a sub-adviser are simultaneously engaged in the purchase of the same security as a Fund, then, as authorized by the applicable Company's board of directors, available securities may be allocated to the Fund (or in the case of a fund of funds, the Underlying Fund) and other client account and may be averaged as to price in a manner determined by the sub-adviser to be fair and equitable. Such allocation and pricing may affect the amount of brokerage commissions paid by each Fund (or in the case of a fund of funds, each Underlying Fund). In some cases, this system might adversely affect the price paid by a Fund (or in the case of a fund of funds, an Underlying Fund) (for example, during periods of rapidly rising or falling interest rates) or limit the size of the position obtainable for a Fund (or in the case of a fund of funds, an Underlying Fund) (for example, in the case of a small issue).

     Accounts managed by the sub-advisers (or their affiliates) may hold securities held by a Fund (or in the case of a fund of funds, an Underlying
Fund). Because of different investment objectives or other factors, a particular security may be purchased by a sub-adviser for one client when one or more other clients are selling the same security.

     For the fiscal years ended October 31, 2007, October 31, 2006 and October 31, 2005, the Hartford Funds paid the following brokerage commissions:

FUND NAME                              2007           2006           2005
---------                          -----------    -----------    -----------
Advisers Fund                      $ 2,078,450    $ 2,633,867    $ 1,939,220
Balanced Income Fund               $     4,450    $     1,753(3)          --
Capital Appreciation Fund          $23,991,205    $19,527,195    $18,271,276
Capital Appreciation II Fund       $ 1,661,326    $   502,504    $    66,862
Checks and Balances Fund                   N/A(7)         N/A            N/A
Disciplined Equity Fund            $   248,468    $   348,822    $   287,275
Dividend and Growth Fund           $ 1,450,551    $ 1,379,661    $ 1,360,617
Equity Income Fund                 $   312,810    $   216,886    $   175,509
Floating Rate Fund                 $       N/A            N/A            N/A
Fundamental Growth Fund            $    81,988    $   136,416    $   168,019
Global Communications Fund         $    67,691    $    86,805    $    31,191
Global Financial Services Fund     $    40,206    $    18,637    $    17,366
Global Growth Fund                 $ 1,373,140    $ 1,971,676    $ 4,572,764
Global Health Fund                 $   731,768    $   523,142    $   668,242
Global Technology Fund             $   155,824    $   169,243    $   213,167
High Yield Fund                    $     3,842    $     3,173    $       142
High Yield Municipal Bond Fund             N/A(8)         N/A            N/A
Income Fund                        $    16,333    $     2,431    $        33
Inflation Plus Fund                $   291,600    $    23,197    $        70
International Growth Fund          $ 2,493,565    $ 1,367,686    $ 1,219,557
International Opportunities Fund   $ 1,164,563    $   643,911    $   548,897
International Small Company Fund   $   714,022    $   436,237    $   407,625
LargeCap Growth Fund               $     9,586           N/A(4)          N/A
MidCap Fund                        $ 4,022,543    $ 4,830,910    $ 4,339,031
MidCap Growth Fund                 $    33,574    $   113,283    $    47,843(1)
MidCap Value Fund                  $   498,751    $   427,485    $   558,299
Select MidCap Value Fund           $    87,736    $   109,219    $    36,173(2)
Select SmallCap Value Fund         $   174,526    $    11,160(6)         N/A
Small Company Fund                 $ 1,424,220    $ 1,470,343    $   968,761
Stock Fund                         $ 2,148,063    $ 2,670,500    $ 1,877,609
Strategic Income Fund              $     2,431(9)         N/A            N/A
Total Return Bond Fund             $    91,892    $    10,211             --
Value Fund                         $   223,925    $   113,536    $    74,913
Equity Growth Allocation Fund               --             --             --
Growth Allocation Fund                      --             --             --
Balanced Allocation Fund                    --             --             --
Conservative Allocation Fund                --             --             --
Income Allocation Fund                      --             --             --
Retirement Income Fund                      --             --             --
Target Retirement 2010 Fund                 --             --             --
Target Retirement 2020 Fund                 --             --             --
Target Retirement 2030 Fund                 --             --             --

(1)  Fund commenced operations on January 1, 2005.

(2)  Fund commenced operations on April 29, 2005.

(3)  Fund commenced operations on July 31, 2006.

(4)  Fund commenced operations on November 30, 2006.

(5)  Fund commenced operations on July 31, 2006.

(6)  Fund commenced operations on July 31, 2006.

(7)  Fund commenced operations on May 31, 2007.

(8)  Fund commenced operations on May 31, 2007.

(9)  Fund commenced operations on May 31, 2007.

     Money Market Fund, Short Duration Fund, Tax-Free California Fund and Tax-Free New York Fund did not pay brokerage commissions during the last three fiscal years.

     Because Global Equity Fund did not commence operations until February 29, 2008, and Target Retirement 2015 Fund, Target Retirement 2025 Fund, Target Retirement 2035 Fund, Target Retirement 2040 Fund, Target Retirement 2045 Fund and Target Retirement 2050 Fund had not commenced operations as of the date of this SAI, no information regarding brokerage commissions paid by each Fund is available.

     In general, changes in the amount of brokerage commissions paid by a Fund are due primarily to that Fund's asset growth, cash flows and changes in portfolio turnover.

     For the fiscal years ended October 31, 2007, October 31, 2006 and October 31, 2005, the Hartford II Funds paid the following brokerage commissions:

FUND NAME                            2007         2006         2005
---------                         ----------   ----------   ----------
Growth Fund                       $1,441,015   $1,567,977   $1,153,869
Growth Opportunities Fund         $2,704,344   $3,367,842   $2,961,819
SmallCap Growth Fund              $1,232,782   $1,099,335   $  858,777
U.S. Government Securities Fund   $   17,026   $    7,938           --
Value Opportunities Fund          $  290,233   $  254,679   $  191,913

     Tax-Free Minnesota Fund and Tax-Free National Fund did not pay brokerage commissions during the last three fiscal years.

     In general, changes in the amount of brokerage commissions paid by a Fund are due primarily to that Fund's asset growth, cash flows and changes in portfolio turnover.

     The following table shows the dollar amount of brokerage commissions paid to firms selected in recognition of research services and the approximate dollar amount of the transactions involved for the fiscal year ended October 31, 2007.

                                     COMMISSIONS     TOTAL AMOUNT OF
                                    PAID TO FIRMS    TRANSACTIONS TO
                                     SELECTED IN    FIRMS SELECTED IN
                                     RECOGNITION       RECOGNITION
                                     OF RESEARCH       OF RESEARCH
FUND NAME                              SERVICES          SERVICES
---------                           -------------   -----------------
Advisers Fund*                        $   89,574      $  103,144,408
Balanced Income Fund*                 $      228      $    1,301,153
Capital Appreciation Fund*            $1,189,982      $1,156,919,657
Capital Appreciation II Fund*         $   75,652      $  126,742,861
Disciplined Equity Fund*              $    8,885      $   27,934,882
Dividend and Growth Fund*             $   67,683      $   99,620,335
Equity Income Fund*                   $   10,847      $   20,962,199
Fundamental Growth Fund*              $    4,071      $   12,816,988
Global Communications Fund*           $    2,247      $    3,381,157
Global Financial Services Fund*       $    2,060      $    4,916,501
Global Growth Fund*                   $   68,781      $   70,773,388
Global Health Fund*                   $   28,765      $   34,287,738
Global Technology Fund*               $    6,499      $    7,921,082
Growth Fund*                          $   70,296      $  104,599,774
Growth Opportunities Fund*            $  129,613      $  165,994,374
International Growth Fund*            $  122,428      $  113,443,640
International Opportunities Fund*     $   58,396      $   56,132,187
International Small Company Fund*     $   32,139      $   30,133,067

MidCap Fund*                          $  167,878      $  186,070,384
MidCap Value Fund*                    $   21,957      $   21,965,421
Select MidCap Value Fund              $   35,724      $   30,161,265
Small Company Fund*                   $   28,360      $   26,716,058
SmallCap Growth Fund*                 $   10,003      $   18,850,972
Stock Fund*                           $   93,429      $  104,627,312
Value Fund*                           $    8,031      $    9,903,791
Value Opportunities Fund*             $   11,329      $   14,845,333

* The commissions identified as being paid to brokers selected in recognition of research services include third party research services only, and are calculated by applying the sub-adviser's firmwide percentage of commissions paid to the broker that would have been applied to the third party research services as a percentage of the sub-adviser's total activity with that broker. This calculated percentage is then applied across all of the sub-adviser's client accounts to provide a pro-rata reporting of the estimated third party soft dollar commission amount. The sub-adviser also receives proprietary research services provided directly by firms. However, the amounts of commissions attributable to such research services are not readily ascertainable and are not included in the table.

     Because Global Equity Fund did not commence operations until February 29, 2008, and Target Retirement 2015 Fund, Target Retirement 2025 Fund, Target Retirement 2035 Fund, Target Retirement 2040 Fund, Target Retirement 2045 Fund and Target Retirement 2050 Fund had not commenced operations as of the date of this SAI, no information regarding brokerage commissions paid by each Fund to firms selected in recognition of research services is available.

     The following table identifies the Funds' regular brokers or dealers (as defined under Rule 10b-1 of the 1940 Act) whose securities the Funds have acquired during the fiscal year ended October 31, 2007 and the value of each Fund's aggregate holdings of each such issuer as of October 31, 2007.

                                                                           AGGREGATE
                                                                             VALUE
FUND                                     REGULAR BROKER OR DEALER         (THOUSANDS)
----                               ------------------------------------   -----------
ADVISERS FUND                      Banc Of America Corp.                    $ 38,313
                                   Bear Stearns & Co., Inc.                 $  3,740
                                   BNP Paribas Securities Corp.             $  2,378
                                   Citigroup Global Markets, Inc.           $ 22,803
                                   Countrywide Securities Corp.             $  3,514
                                   Credit Suisse Capital LLC                $  8,488
                                   Deutsche Bank Securities, Inc.           $  5,187
                                   Goldman Sachs & Co.                      $ 26,687
                                   HSBC Securities, Inc.                    $  4,503
                                   J.P. Morgan Securities, Inc.             $ 17,993
                                   Lehman Brothers, Inc.                    $  1,973
                                   Merrill Lynch Pierce Fenner & Smith      $ 17,455
                                   Morgan Stanley & Co., Inc.               $  9,748
                                   Prudential Securities, Inc.              $  2,674
                                   RBS Greenwich Capital Markets            $  3,877
                                   State Street Global Markets LLC          $ 14,263
                                   U.S. Bancorp Investments, Inc.           $  3,053
                                   UBS Securities LLC                       $ 19,019
                                   Wachovia Securities LLC                  $  5,916
                                   Wells Fargo & Co.                        $  9,519

BALANCED INCOME FUND               Banc Of America Corp.                    $  2,136

                                   Bear Stearns & Co., Inc.                 $    505
                                   BNP Paribas Securities Corp.             $    165
                                   Citigroup Global Markets, Inc.           $  1,001
                                   Countrywide Securities Corp.             $    115
                                   Credit Suisse Capital LLC                $    262
                                   Deutsche Bank Securities, Inc.           $    359
                                   Goldman Sachs & Co.                      $    566
                                   HSBC Securities, Inc.                    $    403
                                   J.P. Morgan Securities, Inc.             $  1,262
                                   Lehman Brothers, Inc.                    $    387
                                   Merrill Lynch Pierce Fenner & Smith      $    608
                                   Morgan Stanley & Co., Inc.               $    599
                                   Prudential Securities, Inc.              $    128
                                   U.S. Bancorp Investments, Inc.           $    673
                                   UBS Securities LLC                       $    534
                                   Wachovia Securities LLC                  $    552
                                   Wells Fargo & Co.                        $    306

CAPITAL APPRECIATION FUND          Banc of America Corp.                    $536,268
                                   BNP Paribas Securities Corp.             $137,270
                                   Citigroup, Inc.                          $266,677
                                   Credit Suisse Capital LLC                $137,270
                                   Deutsche Bank Securities, Inc.           $543,018
                                   Goldman Sachs & Co.                      $395,978
                                   J.P. Morgan Securities, Inc.             $352,326
                                   Julius Baer Securities, Inc.             $383,266
                                   Merrill Lynch Pierce Fenner & Smith      $ 91,514

CAPITAL APPRECIATION II FUND       Banc of America Corp.                    $ 36,868
                                   BNP Paribas Securities Corp.             $  4,936
                                   Citigroup Global Markets, Inc.           $  3,993
                                   Countrywide Securities Corp.             $  5,078
                                   Credit Suisse Capital LLC                $  4,936
                                   Deutsche Bank Securities, Inc.           $ 18,113
                                   Goldman Sachs & Co.                      $  4,785
                                   J.P. Morgan Securities, Inc.             $ 12,670
                                   Julius Baer Securities, Inc.             $ 13,944
                                   Merrill Lynch Pierce Fenner & Smith      $  3,291
                                   RBS Securities Corp.                     $ 10,375
                                   UBS Securities LLC                       $  7,221

DISCIPLINED EQUITY FUND            Banc Of America Corp.                    $ 12,428
                                   BNP Paribas Securities Corp.             $    741
                                   Citigroup Global Markets, Inc.           $  5,206
                                   Credit Suisse Capital LLC                $    742
                                   Deutsche Bank Securities, Inc.           $  1,617
                                   Goldman Sachs & Co.                      $  9,991
                                   J.P. Morgan Securities, Inc.             $  1,903

                                   Merrill Lynch Pierce Fenner & Smith      $    494

DIVIDEND AND GROWTH FUND           Banc Of America Corp.                    $155,019
                                   BNP Paribas Securities Corp.             $ 12,452
                                   Citigroup Global Markets, Inc.           $ 80,691
                                   Credit Suisse Capital LLC                $ 12,452
                                   Deutsche Bank Securities, Inc.           $ 27,161
                                   J.P. Morgan Securities, Inc.             $ 31,961
                                   Merrill Lynch Pierce Fenner & Smith      $ 29,323
                                   Prudential Securities, Inc.              $ 24,712
                                   State Street Global Markets LLC          $ 57,602
                                   UBS Securities LLC                       $ 55,923
                                   Wachovia Securities LLC                  $ 31,906

EQUITY INCOME FUND                 Banc of America Corp.                    $ 46,899
                                   BNP Paribas Securities Corp.             $  1,711
                                   Citigroup Global Markets, Inc.           $ 22,819
                                   Credit Suisse Capital LLC                $  1,711
                                   Deutsche Bank Securities, Inc.           $  3,732
                                   J.P. Morgan Securities, Inc.             $ 23,681
                                   Merrill Lynch Pierce Fenner & Smith      $  1,141
                                   U.S. Bancorp Investments, Inc.           $ 26,563
                                   UBS Securities LLC                       $ 21,841
                                   Wachovia Securities LLC                  $ 13,269
                                   Wells Fargo & Co.                        $ 14,284

FLOATING RATE FUND                 BNP Paribas Securities Corp.             $ 56,056
                                   Credit Suisse Capital LLC                $  2,762
                                   Deutsche Bank Securities, Inc.           $ 29,996
                                   Goldman Sachs & Co.                      $ 17,235
                                   RBS Securities Corp.                     $ 27,947
                                   State Street Global Markets LLC          $  2,476
                                   UBS Securities LLC                       $ 57,010
                                   Wells Fargo & Co.                        $  2,229

FUNDAMENTAL GROWTH FUND            Banc Of America Corp.                    $    892
                                   BNP Paribas Securities Corp.             $    229
                                   Credit Suisse Capital LLC                $    229
                                   Deutsche Bank Securities, Inc.           $    498
                                   Goldman Sachs & Co.                      $    694
                                   J.P. Morgan Securities, Inc.             $    586
                                   Merrill Lynch Pierce Fenner & Smith      $    152

GLOBAL COMMUNICATIONS FUND         Banc of America Corp.                    $    372
                                   BNP Paribas Securities Corp.             $     95
                                   Citigroup Global Markets, Inc.           $  1,298
                                   Credit Suisse Capital LLC                $     95

                                   Deutsche Bank Securities, Inc.           $    208
                                   J.P. Morgan Securities, Inc.             $    244
                                   Merrill Lynch Pierce Fenner & Smith      $     64

GLOBAL FINANCIAL SERVICES FUND     Banc of America Corp.                    $  1,868
                                   BNP Paribas Securities Corp.             $    122
                                   Citigroup Global Markets, Inc.           $  1,420
                                   Credit Suisse Capital LLC                $    122
                                   Deutsche Bank Securities, Inc.           $    266
                                   J.P. Morgan Securities, Inc.             $    313
                                   Julius Baer Securities, Inc.             $  1,849
                                   Merrill Lynch Pierce Fenner & Smith      $     81
                                   UBS Securities LLC                       $  1,424

GLOBAL GROWTH FUND                 Banc Of America Corp.                    $  5,673
                                   BNP Paribas Securities Corp.             $  1,452
                                   Credit Suisse Capital LLC                $  1,452
                                   Deutsche Bank Securities, Inc.           $ 13,488
                                   Goldman Sachs & Co.                      $  9,223
                                   J.P. Morgan Securities, Inc.             $  3,727
                                   Julius Baer Securities, Inc.             $ 13,670
                                   Merrill Lynch Pierce Fenner & Smith      $    968

GLOBAL HEALTH FUND                 Banc of America Corp.                    $ 10,882
                                   BNP Paribas Securities Corp.             $  2,785
                                   Credit Suisse Capital LLC                $  2,786
                                   Deutsche Bank Securities, Inc.           $  6,076
                                   J.P. Morgan Securities, Inc.             $  7,149
                                   Merrill Lynch Pierce Fenner & Smith      $  1,857

GLOBAL TECHNOLOGY FUND             Banc of America Corp.                    $    613
                                   BNP Paribas Securities Corp.             $    157
                                   Credit Suisse Capital LLC                $    157
                                   Deutsche Bank Securities, Inc.           $    343
                                   J.P. Morgan Securities, Inc.             $    403
                                   Merrill Lynch Pierce Fenner & Smith      $    105

GROWTH FUND                        Bank Of America Corp.                    $  4,784
                                   BNP Paribas Securities Corp.             $  1,225
                                   Credit Suisse First Boston Corp.         $  1,225
                                   Deutsche Bank Securities, Inc.           $  2,671
                                   Goldman Sachs & Co.                      $ 19,772
                                   J.P. Morgan Securities, Inc.             $  3,143
                                   Merrill Lynch Pierce Fenner & Smith      $    816

GROWTH OPPORTUNITIES FUND          Banc of America Corp. LLC                $ 96,215

                                   BNP Paribas Securities Corp.             $ 24,628
                                   Credit Suisse First Boston Corp.         $ 24,629
                                   Deutsche Bank Securities, Inc.           $ 53,719
                                   J.P. Morgan Securities, Inc.             $ 63,213
                                   Merrill Lynch Pierce Fenner & Smith      $ 16,419

HIGH YIELD FUND                    BNP Paribas Securities Corp.             $    796
                                   RBS Greenwich Capital Markets            $    792
                                   UBS Securities LLC                       $    795

HIGH YIELD MUNICIPAL BOND FUND     State Street Global Markets LLC          $  3,257

INCOME FUND                        Banc of America Corp.                    $    365
                                   Bear Stearns & Co., Inc.                 $     51
                                   BNP Paribas Securities Corp.             $  9,659
                                   Citigroup Global Markets, Inc.           $  2,459
                                   Countrywide Securities Corp.             $  1,032
                                   Credit Suisse Capital LLC                $    567
                                   Deutsche Bank Securities, Inc.           $    964
                                   Goldman Sachs & Co.                      $  5,421
                                   J.P. Morgan Securities, Inc.             $  5,610
                                   Lehman Brothers, Inc.                    $  1,457
                                   Merrill Lynch Pierce Fenner & Smith      $  7,030
                                   Morgan Stanley & Co., Inc.               $  2,975
                                   RBS Greenwich Capital Markets            $  9,998
                                   State Street Global Markets LLC          $    673
                                   U.S. Bancorp Investments, Inc.           $    702
                                   UBS Securities LLC                       $ 11,128
                                   Wachovia Securities LLC                  $    664

INFLATION PLUS FUND                BNP Paribas Securities Corp.             $    810
                                   RBS Greenwich Capital Markets            $    806
                                   State Street Global Markets LLC          $     23
                                   UBS Securities LLC                       $    810

INTERNATIONAL GROWTH FUND          Banc of America Corp.                    $  5,776
                                   BNP Paribas Securities Corp.             $  1,478
                                   Credit Suisse Capital LLC                $  1,478
                                   Deutsche Bank Securities, Inc.           $  6,939
                                   J.P. Morgan Securities, Inc.             $  3,794
                                   Julius Baer Securities, Inc.             $  9,443
                                   Merrill Lynch Pierce Fenner & Smith      $    986

INTERNATIONAL OPPORTUNITIES FUND   Bank of America Corp                     $  6,175
                                   BNP Paribas Securities Corp.             $  6,269
                                   Credit Suisse Capital LLC                $  1,581
                                   Deutsche Bank Securities, Inc.           $  9,656
                                   J.P. Morgan Securities, Inc.             $  4,057

                                   Julius Baer Securities, Inc.             $ 10,348
                                   Merrill Lynch Pierce Fenner & Smith      $  1,054

INTERNATIONAL SMALL COMPANY FUND   Banc of America Corp.                    $  2,933
                                   BNP Paribas Securities Corp.             $    751
                                   Credit Suisse Capital LLC                $    751
                                   Deutsche Bank Securities, Inc.           $  1,637
                                   J.P. Morgan Securities, Inc.             $  1,927
                                   Merrill Lynch Pierce Fenner & Smith      $    500

LARGECAP GROWTH FUND               BNP Paribas Securities Corp.             $     14
                                   Prudential Securities, Inc.              $     78
                                   RBS Greenwich Capital Markets            $     14
                                   UBS Securities LLC                       $     14

MIDCAP FUND                        Banc of America Corp.                    $ 11,979
                                   BNP Paribas Securities Corp.             $  3,066
                                   Credit Suisse Capital LLC                $  3,066
                                   Deutsche Bank Securities, Inc.           $  6,688
                                   J.P. Morgan Securities, Inc.             $  7,870
                                   Merrill Lynch Pierce Fenner & Smith      $  2,044
                                   State Street Global Markets LLC          $ 35,370

MIDCAP GROWTH FUND                 BNP Paribas Securities Corp.             $     92
                                   RBS Securities Corp.                     $     92
                                   UBS Securities LLC                       $     92

MIDCAP VALUE FUND                  Banc of America Corp.                    $  1,904
                                   BNP Paribas Securities Corp.             $    487
                                   Credit Suisse Capital LLC                $    487
                                   Deutsche Bank Securities, Inc.           $  1,063
                                   J.P. Morgan Securities, Inc.             $  1,251
                                   Merrill Lynch Pierce Fenner & Smith      $    325

MONEY MARKET FUND                  Banc of America Corp.                    $ 14,124
                                   Bear Stearns & Co., Inc.                 $  3,000
                                   BNP Paribas Securities Corp.             $ 17,733
                                   Goldman Sachs & Co.                      $ 10,803
                                   HSBC Securities, Inc.                    $  3,500
                                   J.P. Morgan Securities, Inc.             $ 15,296
                                   Lehman Brothers, Inc.                    $  3,000
                                   Merrill Lynch Pierce Fenner & Smith      $ 10,987
                                   Morgan Stanley & Co., Inc.               $ 11,527
                                   RBS Securities Corp.                     $ 21,615
                                   State Street Global Markets LLC          $ 13,100
                                   UBS Securities LLC                       $ 31,584

                                   Wachovia Securities LLC                  $  8,300
                                   Wells Fargo & Co.                        $ 13,798

SELECT MIDCAP VALUE FUND           BNP Paribas Securities Corp.             $    344
                                   RBS Securities Corp.                     $    343
                                   UBS Securities LLC                       $    344

SELECT SMALLCAP VALUE FUND         State Street Global Markets LLC          $  1,991

SHORT DURATION FUND                Banc of America Corp.                    $  1,494
                                   Bear Stearns & Co., Inc.                 $  4,269
                                   Countrywide Securities Corp.             $  5,011
                                   Credit Suisse Capital LLC                $    442
                                   Goldman Sachs & Co.                      $  4,674
                                   J.P. Morgan Securities, Inc.             $  3,982
                                   Lehman Brothers, Inc.                    $  3,920
                                   Merrill Lynch Pierce Fenner & Smith      $  3,842
                                   Morgan Stanley & Co., Inc.               $  2,997
                                   Prudential Securities, Inc.              $  1,651
                                   U.S. Bancorp Investments, Inc.           $    975
                                   UBS Securities LLC                       $    333
                                   Wachovia Securities LLC                  $  5,042
                                   Wells Fargo & Co.                        $  1,858

SMALLCAP GROWTH FUND               Banc of America Corp.                    $    859
                                   BNP Paribas Securities Corp.             $    516
                                   Credit Suisse Capital LLC                $    220
                                   Deutsche Bank Securities, Inc., Inc.     $    479
                                   J.P. Morgan Securities, Inc.             $    564
                                   Merrill Lynch Pierce Fenner & Smith      $    147
                                   RBS Greenwich Capital Markets            $    295
                                   UBS Securities LLC                       $    296

SMALL COMPANY FUND                 Banc of America Corp.                    $  6,571
                                   BNP Paribas Securities Corp.             $  3,865
                                   Credit Suisse Capital LLC                $  1,682
                                   Deutsche Bank Securities, Inc.           $  3,669
                                   J.P. Morgan Securities, Inc.             $  4,317
                                   Merrill Lynch Pierce Fenner & Smith      $  1,122
                                   RBS Greenwich Capital Markets            $  2,175
                                   UBS Securities LLC                       $  2,183

STOCK FUND                         Banc of America Corp.                    $ 26,028
                                   BNP Paribas Securities Corp.             $    525
                                   Citigroup Global Markets, Inc.           $ 18,336
                                   Countrywide Securities Corp.             $  3,040
                                   Credit Suisse Capital LLC                $    525
                                   Deutsche Bank Securities, Inc.           $  1,145

                                   Goldman Sachs & Co.                      $ 21,544
                                   J.P. Morgan Securities, Inc.             $  1,348
                                   Merrill Lynch Pierce Fenner & Smith      $ 10,715
                                   State Street Global Markets LLC          $ 15,451
                                   UBS Securities LLC                       $ 19,090

STRATEGIC INCOME FUND              Banc of America Corp.                    $    489
                                   Bear Stearns & Co., Inc.                 $  1,057
                                   BNP Paribas Securities Corp.             $  2,780
                                   Citigroup Global Markets, Inc.           $    366
                                   Countrywide Securities Corp.             $    464
                                   Goldman Sachs & Co.                      $  1,171
                                   J.P. Morgan Securities, Inc.             $  1,293
                                   Merrill Lynch Pierce Fenner & Smith      $  1,082
                                   Morgan Stanley & Co., Inc.               $  1,361
                                   RBS Greenwich Capital Markets            $  3,745
                                   UBS Securities LLC                       $  3,074
                                   Wachovia Securities LLC                  $  1,245

TAX-FREE MINNESOTA FUND            State Street Global Markets LLC          $  1,512

TAX-FREE NATIONAL FUND             State Street Global Markets LLC          $  5,404

TOTAL RETURN BOND FUND             Banc Of America Corp.                    $  7,253
                                   Bear Stearns & Co., Inc.                 $  4,276
                                   BNP Paribas Securities Corp.             $ 76,591
                                   Citigroup Global Markets, Inc.           $ 13,293
                                   Countrywide Securities Corp.             $ 15,331
                                   Credit Suisse Capital LLC                $  3,350
                                   Deutsche Bank Securities, Inc.           $  9,490
                                   Goldman Sachs & Co.                      $  7,519
                                   J.P. Morgan Securities, Inc.             $ 22,576
                                   Lehman Brothers, Inc.                    $  5,331
                                   Merrill Lynch Pierce Fenner & Smith      $  9,216
                                   Morgan Stanley & Co., Inc.               $  5,525
                                   RBS Greenwich Capital Markets            $ 66,327
                                   U.S. Bancorp Investments, Inc.           $  2,906
                                   UBS Securities LLC                       $ 87,213
                                   Wachovia Securities LLC                  $ 12,439

U.S. GOVERNMENT SECURITIES FUND    BNP Paribas Securities Corp.             $  2,512
                                   Countrywide Securities Corp              $  3,848
                                   Lehman Brothers, Inc.                    $  1,969
                                   Merrill Lynch Pierce Fenner & Smith      $  3,915
                                   RBS Greenwich Capital Markets            $  2,501
                                   UBS Securities LLC                       $  2,512

VALUE FUND                         Banc of America Corp.                    $ 17,042
                                   BNP Paribas Securities Corp.             $    579
                                   Citigroup Global Markets, Inc.           $  7,990
                                   Credit Suisse Capital LLC                $    580
                                   Deutsche Bank Securities, Inc.           $  1,264
                                   Goldman Sachs & Co.                      $  7,562
                                   J.P. Morgan Securities, Inc.             $  9,341
                                   Merrill Lynch Pierce Fenner & Smith      $    386
                                   U.S. Bancorp Investments, Inc.           $  3,737
                                   UBS Securities LLC                       $  4,746
                                   Wachovia Securities LLC                  $  6,175
                                   Wells Fargo & Co                         $  5,843

VALUE OPPORTUNITIES FUND           Banc of America Corp.                    $ 13,583
                                   BNP Paribas Securities Corp.             $    623
                                   Citigroup                                $  2,346
                                   Countrywide Securities Corp.             $  2,188
                                   Credit Suisse First Boston Corp.         $    623
                                   Deutsche Bank Securities, Inc.           $  1,359
                                   J.P. Morgan Securities, Inc.             $  1,598
                                   Merrill Lynch Pierce Fenner & Smith      $    415
                                   RBS Greenwich Capital Markets            $  6,565
                                   UBS Securities LLC                       $  4,580

     Because Global Equity Fund did not commence operations until February 29, 2008, and Target Retirement 2015 Fund, Target Retirement 2025 Fund, Target Retirement 2035 Fund, Target Retirement 2040 Fund, Target Retirement 2045 Fund and Target Retirement 2050 Fund had not commenced operations as of the date of this SAI, no information regarding each Fund's regular brokers or dealers (as defined under Rule 10b-1 of the 1940 Act) is available.

                                 FUND EXPENSES

     EXPENSES OF THE FUNDS Each Fund pays its own expenses including, without limitation: (1) expenses of maintaining the Fund and continuing its existence,
(2) registration of the Fund under the 1940 Act, (3) auditing, accounting and legal expenses, (4) taxes and interest, (5) governmental fees, (6) expenses of issue, sale, repurchase and redemption of Fund shares, (7) expenses of registering and qualifying the Fund and its shares under federal and state securities laws and of preparing and printing prospectuses for such purposes and for distributing the same to shareholders and investors, and fees and expenses of registering and maintaining registrations of the Fund and of the Fund's principal underwriter, if any, as broker-dealer or agent under state securities laws, (8) expenses of reports and notices to shareholders and of meetings of shareholders and proxy solicitations thereof, (9) expenses of reports to governmental officers and commissions, (10) insurance expenses, (11) fees, expenses and disbursements of custodians for all services to the Fund, (12) fees, expenses and disbursements of transfer agents, dividend disbursing agents, shareholder servicing agents and registrars for all services to the Fund, (13) expenses for servicing shareholder accounts, (14) any direct charges to shareholders approved by the directors of the Fund, (15) compensation and expenses of directors of the Fund who are not "interested persons" of the Fund, and (16) such nonrecurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Fund to indemnify its directors and officers with respect thereto. In addition, the Floating Rate Fund may incur unique expenses due to the nature of its investment strategy which are paid by the Floating Rate Fund, including: consultants' and attorneys' fees and expenses in connection with problem loans and troubled issuers and/or borrowers and transfer and assignment fees in conjunction with the buying and selling of loans.

     Each fund of funds, as a shareholder of the Underlying Funds, also indirectly bears its pro rata share of the advisory fees charged to, and expenses of operating, the Underlying Funds in which it invests. Each fund of funds' expense ratios, as disclosed in the funds of funds' prospectus, may be higher or lower depending on the allocation of the fund of funds' assets among the Underlying Funds and the actual expenses of the Underlying Funds.

                           DISTRIBUTION ARRANGEMENTS

GENERAL

     Hartford Investment Financial Services, LLC ("HIFSCO") serves as the principal underwriter for each Fund pursuant to Underwriting Agreements initially approved by the board of directors of each Company. HIFSCO is a registered broker-dealer and member of the Financial Industry Regulatory Authority ("FINRA"). Shares of each Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HIFSCO. Except as discussed below under Distribution Plans, HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreements including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. The Underwriting Agreements continue in effect for two years from initial approval and for successive one-year periods thereafter, provided that each such continuance is specifically approved (1) by the vote of a majority of the directors of the applicable Company, including a majority of the directors who are not parties to the Underwriting Agreements or interested persons (as defined in the 1940 Act) of any such party, or (2) by the vote of a majority of the outstanding voting securities of a Fund. HIFSCO is not obligated to sell any specific amount of shares of any Fund.

     HIFSCO is authorized by the Companies to receive purchase and redemption orders on behalf of the Funds. HIFSCO has the authority to, and has authorized one or more financial services institutions and/or qualified plan intermediaries to receive purchase and redemption orders on behalf of the Funds, subject to the Funds' policies and procedures with respect to frequent purchases and redemptions of Fund shares and applicable law. In these circumstances, a Fund will be deemed to have received a purchase or redemption order when an authorized financial services institution and/or qualified plan intermediary receives the order. Accordingly, orders will be priced at that Fund's next net asset value computed after the orders are received by an authorized financial services institution and/or qualified plan intermediary and accepted by the Fund. The Fund's net asset value is determined in the manner described in the Fund's prospectuses.

ADDITIONAL COMPENSATION PAYMENTS TO FINANCIAL INTERMEDIARIES. As stated in the prospectuses, HIFSCO and its affiliates make additional compensation payments out of their own assets to Financial Intermediaries to encourage the sale of the funds' shares ("Additional Payments"). These payments, which are in addition to commissions and Rule 12b-1 fees, may create an incentive for your Financial Intermediary to sell and recommend certain investment products, including the funds, over other products for which it may receive less compensation. You may contact your Financial Intermediary if you want information regarding the payments it receives.

Additional Payments to a Financial Intermediary are generally based on the average net assets of the funds attributable to that Financial Intermediary, assets held over one year by customers of that Financial Intermediary, or sales of the fund shares through that Financial Intermediary. Additional Payments may, but are normally not expected to, exceed 0.46% of the average net assets of the funds attributable to a particular Financial Intermediary. For the calendar year ended December 31, 2007, HIFSCO and its affiliates incurred approximately $43.4 million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

     - Payments for placement of funds on a Financial Intermediary's list of mutual funds available for purchase by its customers or for including funds within a group that receives special marketing focus or are placed on a "preferred list";

     - "Due diligence" payments for a Financial Intermediary's examination of the funds and payments for providing extra employee training and information relating to the funds;

     - "Marketing support fees" for providing assistance in promoting the sale of fund shares;

     - Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

     - Provision of educational programs, including information and related support materials;

     -    Hardware and software; and

     - Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2008, HIFSCO has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below. HIFSCO may enter into ongoing contractual arrangement with other Financial Intermediaries. A.G. Edwards & Sons, Inc., AIG Advisors Group, Inc., (Advantage Capital Corp., AIG Financial Advisors, American General, FSC Securities Corp., Royal Alliance Associates, Inc.), Banc West Investment Services, Cadaret Grant & Co., Inc., CCO Investment Services Corp., Charles Schwab & Co., Inc., Citigroup Global Markets, Inc., Comerica Securities, Commonwealth Financial Network, Compass Brokerage Inc., Crown Capital Securities, LP, Cuna Brokerage Services, CUSO Financial Services, L.P., Edward D. Jones & Co., FFP Securities, Inc., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H. Beck, Inc., Hilliard Lyons, Huntington Investment Co., IFMG Securities, Inc., ING Advisor Network (Financial Network Investment Corporation, Inc., ING Financial Partners, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Investment Professionals, Inc., Janney Montgomery Scott, Jefferson Pilot Securities Corp, LaSalle Financial Services, Lincoln Financial Advisors Group, LPL Financial Corp., M&T Securities Inc., Merrill Lynch Pierce Fenner & Smith, Morgan Keegan & Company, Inc., Morgan Stanley DW Inc., NatCity Investments Inc., National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., Prime Capital Services, Inc., Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Dain Rauscher, RDM Investment Services, Robert W. Baird, Securities America, Inc., Sorrento Pacific Financial, Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, Triad Advisors, Inc., UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Financial Services Group, Inc., Wachovia Securities, LLC, Wells Fargo Investments, WM Financial Services, Inc., and Woodbury Financial Services, Inc. (an indirect wholly-owned subsidiary of The Hartford).

In addition to the Financial Intermediaries listed above, listed below are all Financial Intermediaries that received Additional Payments in 2007 for items such as sponsorship of meetings, education seminars and travel and entertainment, whether or not an ongoing contractual relationship exists. A.G. Edwards & Sons, Inc., ABD Financial Services, Inc., ABN Amro Investment Srvcs Inc., Access Investments, Inc., Advantage Capital Corp, Advisory Group Equity Svcs Ltd, AFA Financial Group, LLC, AIG Financial Advisors, Aim Investments, Allegacy F.C.U., Allen & Co. of Florida, Inc., Allen & Company, Inc., Alliance Berstein, AllState Financial Svcs., LLC, AMCORE Bank, Amcore Investment Services,Inc., AMERICAN AIRLINES, American Funds, American Funds & Trusts, Inc., American Gen'l Securities Inc., American Investors Company, American Municipal Sec's, Inc., American Portfolios Financial Svcs, Ameritas Investment Corp., Amsouth Investment Services, Amtrust Investment Services, Inc., Anchor Bank, Anchor Bank Heritage N.A., AnchorBank, fsb, Anderson & Strudwick, Inc., Arizona State Savings & CU, Arvest Asset Management, Arvest Bank, Associated Bank, NA, Associated Financial Srvcs, Inc., Associated Investment Svcs Inc., Associated Securities Corp., Atlantic Securities, Inc., AXA Advisors, LLC, Axiom Capital Management, Inc., Ayre Investments, B.C. Ziegler and Company, Bainbridge Securities, Inc., Banc of America Investment Svcs Inc., Bancorpsouth Investment Srvc Inc., BancWest Investment Services Inc., Bangor Securities, Inc., Bank Insurance & Securities Association, Bank of America, Bank of Lancaster County, NA, Bank of Oklahoma, Bank of Orange County, Bank of the West, Bankers & Investors Co., BankWest, Inc., Bannon, Ohanesian & Lecours, Inc., BB&T Investment Services, Inc., Bear, Stearns & Co. Inc., BECU, Berthel, Fisher & Co Financial Svcs Inc., BI Investments, LLC, BISA, Blue Vase Securities, LLC, Boenning & Scattergood, Inc., BOSC, Inc., Brecek & Young Advisors, Inc., Brecek & Young Financial Group Inc., Broker Dealer Financial Services Corp., Brookstone Securities, Inc., Brookstreet Securities Corp., Butler, Wick & Co., Inc., C.J.M. Planning Corp., Cadaret, Grant & Co., Inc., Calvert Distributors, Cambridge Investment Research, Inc., Cantella & Co., Inc., Capital Analysts, Inc., Capital Bank & Trust, Capital Brokerage Corporation, Capital Financial Service Corp, Capital Financial Srvcs., Inc., Capital Investment Group, Inc., Capital Investment Svcs, Inc., Capital Management Sec's, Inc., Capital Secs. of America, Inc., Capital West Securities, Inc., Capitol Securities Management, Inc., CapWest Securities, Inc., Carey, Thomas, Hoover & Breault, Carolinas Investment Consulting LLC, Carroll Bank & Trust, CCF Investments Inc., CCF Investments, Inc., CCO Investment Services Corp., Centaurus Financial, Inc., Centaurus Financial, Inc., Central Investment Center, Inc., Century Securities Assocs., Inc., CFD Investments, Inc., Charles Schwab, Charles Schwab & Company, Inc., CHASE, Chicago Inv. Group, Chicago Investment Group, LLC, Christian Community Credit Union, Citibank, CITICORP, Citicorp Investment Services, Citicorp Platform, Citigroup Global Markets, Inc., Citizens Bank, Citizens Financial Srvcs, FSB, City Securities Corporation, Clary Financial Planning Corp., Coastal Federal Credit Union, Coburn & Meredith, Inc., Colonial Brokerage, Inc., Comerica Bank, Comerica Securities, Commerce Bank & Trust, Commerce Bank, N.A., Commerce Brokerage Svcs, Inc., Commerce Capital Markets, Commerce Capital Markets, Inc., Commonwealth Bank & Trust Co., Commonwealth Financial Network, Commonwealth Investment Svcs Inc., Compass Bank, Compass Brokerage, Inc., Consumer Concepts Investments Inc., Cornerstone Financial Svcs., Inc., Cosse International Sec'c Inc. Countrywide Bank, Countrywide Investment Srvc Inc., Cozad State Bank & Trust Co., CPI Capital, Crews & Associates, Inc., Crowell, Weedon & Co., Crown Capital Securities, L.P., Crown Capital Securities, LLP, CUE, Cuna Brokerage Services, Inc., CUNA CU, Cuso Financial Services, LLP, D.A. Davidson & Company, D.H. Hill Securities, LLP, Daiwa Securities, Davenport & Company LLC, David A. Noyes & Company, David Lerner Associates, Inc., Delta Trust

Investment, Inc., Deutsche Banc Alex. Brown Inc., Deutsche Bank Alex. Brown Inc., DFC INVESTOR, Diversified Resources, LLC, Diversified Securities, Inc., Dominion Investor Svcs., Inc., Dortch Secs. & Investments, Inc., Duncan-Williams, Inc., E*Trade, Securities, Inc., Eagle One Investments, LLC, The East Carolina Bank, Edward Jones, Elliott-Ledgerwood & Company, Empire Financial Group, Inc., Empire Securities Corporation, Ensemble Financial Svcs, Inc., EPlanning Securities, Inc., Equitable Bank, Equitas America, LLC, Equity Services, Inc., Essex Financial Services, Inc., Essex National Securities, Inc., Essex Securities, LLC, Fairfield National Bank, Farmers & Merchants Bank, Farmers Finc'l Solutions LLC, Farmers National Bank, FAS Corp., Feltl & Company, Ferris/Baker Watts, FFP Securities, Inc., Fidelity Brokerage Srvcs., Inc., Fifth Third Bank, Fifth Third Securities, Financial Network Investment Corp, Financial Partners Credit Union, Financial Planning Assoc., Financial Security Management, Inc., Financial West Group, Fintegra LLC, First Allied Securities, First American Bank, First American Securities, Inc., First Bank, First Bank of Owasso, First Brokerage America, FIRST BROKERAGE AMERICA, LLC, First Busey Securities, Inc., First Citizens Bank, First Citizens Financial Plus, Inc., First Citizens Investor Srvcs, First Commercial Bank, First Federal Bank, First Financial Equity Corp., First Heartland Capital Inc., First Horizon Bank, First Indiana Bank, N.A., First MidAmerica Investment Corp, First Midwest Bank, First Montauk Securities, First National Bank, First Republic Group, First Southeast Inv. Srvcs., First Tennessee Bank, First Tennessee Brokerage, Inc., First Wall Street Corporation, First Western Advisors, First Western Securities Inc., Florida Investment Advisers, FNB Brokerage Services, Inc., FNIC F.I.D. Div., Foothill Securities, Inc., Foresters Equity Services, Inc., Franklin Templeton, Frost Brokerage Services Inc., Frost National Bank, FSC, FSC Securities Corporation, FSIC, Gateway Investment Services Inc., Geneos Wealth Management, Inc., Girard Securities Inc., Glencrest Insurance Services, GMS Group, LLC., Great American Advisors, Inc., Great American Investors, Inc., Gunnallen Financial, Inc., H&R Block Financial Advs., Inc., H. Beck, Inc., H.D.Vest Investment Services, Hand Securities, Inc., Harbor Financial Services, Harbor Financial Services, LLC, Harbour Investments, Inc., Harger and Company, Inc., Harris Bank, Harris Investor Services, Inc., Harris Investor Services, LLC, Hartford, Harvest Capital LLC, HBW Securities, LLC,Hibernia Investments, LLC, Hibernia National Bank, Hilliard Lyons, HIMCO, Hornor, Townsend & Kent, Inc, HSBC Bank USA, HSBC Brokerage, Inc., HSBC Securities (USA) Inc., Hudson Valley Federal C.U., Huntingdon Securities Corp., Huntington Investment Co, Huntington Investments, Huntington National Bank, Huntleigh Securities Corp., I P I Investments, IBC Bank, IBC Investments, IBN Financial Services, Inc., IFG Network Securities, Inc., IFMG Securities, Inc., IMS Securities, Inc., Independent Bank, Independent Financial Marketing, Independent Financial Group, LLC, Indiana Merchant Banking & Brok, Infinex Investment, Inc., ING Financial Advisors, LLC, ING Financial Partners, InterSecurities, Inc., Intervest Inter. Equities Corp, Inverness Sec., LLC, INVEST Financial Corporation, INVEST/Atlantic Coast Federal, INVEST/Bremer Bank, INVEST/Capital City Bank, INVEST/Johnson Bank, INVEST/Terre Haute First National Bank, Investacorp, Inc., Investecorp, Investment Advsrs & Consult's, Investment Center, Inc., Investment Centers of America, Investment Management Corp., Investment Planners, Inc., Investment Professionals, Inc., Investors Capital Corp., Investors Security Co., Inc., Iowa State Bank, J.B. Hanauer & Co., J.P. Turner & Co., J.W. Cole, J.W. Cole Financial, Inc., James T. Borello & Co., Janney Montgomery Scott, Inc., Jefferson Pilot Financial, Jefferson Pilot Securities Corp, JJB Hilliard/WL Lyons, Inc., Kaplan & Co., Securities Inc., Kern Schools, Key Investment Services, KeyBank, NA, Kinecta Credit Union, KMS Financial Services, Inc., KNBT Securities, Inc., Kovack Securities, Inc., KW Securities Corporation, L.M. Kohn & Company, Laidlaw & Company (UK) Ltd., Landmark National Bank, Lara, Shull & May, LTD, LaSalle Financial Services,Inc., LaSalle St. Securities, Inc., LaSalle Street Securities, Inc., Leesport Bank, Legend Equities Corporation, Legg Mason Wood Walker, Inc., Legg Mason/Citigroup Global Mk, LFA, Liberty Group, LLC, Lincoln Financial Advisors Corp, Lincoln Investment Planning, Inc., Lincoln Savings Bank, Linsco/Private Ledger, Linsco/Private Ledger/Bank Div, Local Federal Bank, Lockheed Federal Credit Union, Lord Abbott, LPL, M & L, M C Bank & Trust, M&I Brokerage Services, Inc., M&T Bank, M&T Securities, Inc., M.L. Stern & Co. Inc., Main Street Securities, LLC, McDonald Investments, Means Investment Co Inc., Meridien Financial Group, Inc., Merolla Inc., Merrill Lynch Inc., Mesirow Financial, Inc., MetLife Securities, Inc., MFS, Mid Atlantic Capital Corp., MidAmerica Financial Srvcs Inc., Mid-Atlantic Securities, Inc., MidFirst Credit Union, MidSouth National Bank, MMC Securities Corporation, MML Investor Services, Inc., Moloney Securities Co., Inc., Money Concepts Capital Corp, Moors & Cabot, Inc., Morgan Keegan & Co., Inc., Morgan Keegan FID Division, Morgan Stanley, MSCS Financial Services, LLC, Multi-Financial Securities Corp, Multiple Financial Srvcs., Inc., Mutual Service Corp., NAST, NatCity Investments, National Advisers Trust, National Planning Corporation, National Securities Corp., Nations Financial Group, Inc., Nationwide Planning Assoc, Inc., NAVA, Navy Federal Credit Union, NBC Securities, Inc., Nelson Securities, Inc., Nelsonreid, Inc., New England Securities Corp., Newbridge Securities Corp., Next Financial Group, NFP Securities, Inc., North Ridge Securities Corp., North Star Bank, Northeast Securities, Inc., Northern Trust Company, Northern Trust Securities, Inc., Northwest Financial Corp., Northwest Georgia Bank, Northwestern Mut Inv Svcs Inc., Oak Tree Securities, Inc., Oakbrook Financial Group, Inc., Ohio National Equities, Inc., Oklahoma State Bank, Old National Bank, One Securities Corp., OneAmerica Securities Inc., Online Brokerage Services, Oppenheimer and Co., Inc., Orange County Teachers FCU, Orange County, FFC, Pacific West Securities, Inc., Packerland Brokerage Svcs, Inc., Park Avenue Securities, Partnervest Securities, Inc., Patelco Credit Union, Paulson Investment Company Inc., Pension Planners Sec's Inc., Peoples Bank, People's Bank, Peoples Securities, Inc., Pershing, PFIC Securities Corp, Piper Jaffray & Co., PlanMember Securities Corp, Planned Investment Co., Inc., PNC Bank Corp., PNC Investments LLC, Pointe Capital, LLC, Polar

Investment Counsel, Inc., Power Federal Credit Union, Prime Capital Services, Inc., PrimeSolutions Securities, Inc., PrimeVest Financial Services, Princor Financial Service Corp, Private Consulting Group, Inc., ProEquities, Inc., Prospera Financial Services, Provident Bank, Purshe, Kaplin & Sterling, Putnum, QA3 Financial Corp., Quest Capital Strategies, Inc., Questar Capital Corp, R. Seelaus & Company Inc., Raymond James & Associates, Inc., Raymond James FID Division, Raymond James Financial Srvcs,Inc., RBC Centura Secs, Inc. FID Div, RBC Centura Securities, Inc., RBC Dain FID Division, RBC Dain Rauscher Inc., RDM Investment Services, Inc., Regal Discount Securities, Inc., Regions Bank, Reliance Securities, LLC, Resource Horizons Group, LLC, Rice Pontes Capital, RJFS, Robert W. Baird & Co. Inc., Rockhurst University, Rocky Mountain Bank, Rogan & Associates, Rogan & Associates, Inc., Royal Alliance Associates, Inc., Royal Securities Company, Ryan Beck & Co., S.Smith Barney/Bank Invs Cntrs, Safe CreditUnion, Sage, Rutty & Co., Inc., Sagemark Consulting, SAL Financial Services, Sammons Securities Co., Sanders Morris Harris Inc., Sandgrain Securities, Inc., Sandy Spring Bank, Santa Barbara Bank & Trust, SAS Institute, Sawtooth Securities, LLC, Saxony Securities, Inc., SCF Securities, Inc., Scott & Stringfellow, Inc., Seacoast Investor Services Inc., Secure America Financial, Securian Financial Services, Securities America, Inc., Securities Service Network, Inc., Security Service F.C.U., Shields & Company, Shields and Company, SIG Securities, Sigma Financial Corporation, Signator Investors Inc., Signature Bank, SII Investments, Sky Bank, Smith Barney, Smith Hayes Fin Svcs Corp, South Valley Wealth, Southwest Securities, Inc., Sovereign Bank, Space Coast Credit Union, Spectrum Capital, Inc., Stanford Group Company, Stephens, Inc., Sterling Financial Investment Group, Sterling State Bank, Sterne Agee & Leach, Inc., Stifel, Nicolaus & Co., Inc., Stillwater National Bank & Trs, Stockcross, Inc., Stone and Youngberg, LLC, Strand Atkinson Williams York, Strata Bank, Strategic Financial Alliance, Summit Brokerage Services Inc., SunAmerica, Sunset Financial Services, Inc., SunTrust Investment Srvcs, Inc., SunTrust Securities, Inc., Susquehanna Bank of PA, SWBC Investment Company, SWS Financial Services, Symetra investments, Symetra Investment Services Inc., Synergy Financial Services, Synergy Investment Group, Synovus Securities, T.J. Raney & Sons, Inc., TD Waterhouse Investor Srvcs, Inc., TD Waterhouse Invstr Srvcs,Inc., TFC Financial Management, TFS Securities, Inc., The Huntington Investment Co., The Windsor Group, Thoroughbred Financial Svcs, LLC, Thrivent Investment Management Inc., Thurston, Springer, Miller,Her, Tower Square Securities, Inc., TradeStar Investments, Inc., Transamerica Financial Advisor, Triad Advisors, Inc., Triune Capital Advisors, Trustmont Financial Group, U.S Bank, U.S. Investors, Inc., UBOC Investment Services, Inc., UBS Financial Services, Inc., UBS International, UCB Investment Services, Inc., UMB Bank, UMB Financial Services, Inc., UMB Scout Brokerage Services, Union Bank, Union Bank of California, N.A., Union Federal Bk/Indianapolis, UnionBanc Investment Services, United Brokerage Services, Inc, United Heritage Finc'l Svcs, US Bancorp FID, US Bancorp Investments, US Bank, USA Financial Securities Corp., USAllianz Securities, Inc., USF Securities LP, USI Securities, UVest Financial Services, V.B.C. Securities, VALIC Financial, Advisors, Inc., Valley Bank, ValMark Securities, Van Kampen, VanDerbilt Securities, LLC, VENTURE BANK, VFinance Investments, Inc., Vision Invstmnt Services, Inc., Vorpahl Wing Securities, VSR Financial Services, Inc., Wachovia Bank, Wachovia ISG Platform, Wachovia Sec Inc Fncl Network, Wachovia Securities ISG, Wachovia Securities LLC, Waddell & Reed, Inc., Wall Street Financial Group, Walnut Street Securities, Inc., Warner Group, Inc., Washington Mutual, Waterhouse Securities, Inc., Waterstone Financial Group, Wayne Hummer Investments LLC, Wealth Management Srvcs., Webster Bank, Webster Investment Srvcs., Inc., Webster Investments, Wedbush Morgan Securities Inc., Wellington Management Company, Wellington Securities, Inc., Wells Fargo Investments, Wells Fargo Secs Independent, Wells Federal Bank, WesBanco Bank, WesBanco Bank, Inc., WesBanco Securities, Inc., Wescom Credit Union, Wescom Financial Services, WESCOM FINANCIAL SERVICES LLC, Western International Sec's, Westminster Financial Services, Westport Resrcs Invest Srvcs, Whitney National Bank, Wilbank Securities, Williams Financial Group, Inc., Winslow, Evans & Crocker, Inc., WM Financial Services, Inc., Woodbury Financial Srvcs, Inc., Woodlands Securities Corp., Woodmen Financial Services Inc., Workman Securities Corp., World Group Securities, Inc., Worth Financial Group, Inc., WRP Investments, Inc. Wunderlich Securities Inc., XCU Capital Corp., Inc., Yankee Financial Group, Inc., Zeigler Investments and Zions National Bank.

COMMISSIONS TO DEALERS

     The aggregate dollar amount of commissions received by HIFSCO for the sale of shares for the fiscal years ended October 31, 2007, October 31, 2006 and October 31, 2005 is as follows:

           FRONT-END SALES
  YEAR       COMMISSIONS        CDSC      AMOUNT REALLOWED   AMOUNT RETAINED
--------   ---------------   ----------   ----------------   ---------------
2007
Class A     $117,907,856     $1,187,494     $101,827,646      $ 17,267,704
Class B              N/A     $5,692,605              N/A      $  5,692,605
Class C              N/A     $2,205,486              N/A      $  2,205,486
Class I              N/A            N/A              N/A               N/A
Class Y     $     10,159*           N/A     $      8,991*     $      1,168*
Class L     $    615,901     $   35,123*    $    524,455      $    126,569*

Class R3             N/A            N/A              N/A               N/A
Class R4             N/A            N/A              N/A               N/A
Class R5             N/A            N/A              N/A               N/A
2006
Class A     $111,735,473     $  494,034     $ 96,165,477      $ 16,064,030
Class B              N/A     $6,383,807              N/A      $  6,383,807
Class C     $      2,180     $1,143,795     $          0      $  1,145,975
Class I              N/A            N/A              N/A               N/A
Class Y              N/A            N/A              N/A               N/A
Class L     $    502,384     $       35     $    427,011      $     75,408
Class R3             N/A            N/A              N/A               N/A
Class R4             N/A            N/A              N/A               N/A
Class R5             N/A            N/A              N/A               N/A
2005
Class A     $ 76,175,911     $  542,553     $ 65,752,751      $ 10,965,712
Class B              N/A     $7,532,599              N/A      $  7,532,599
Class C     $     24,225     $  708,091     $     23,691      $    708,625
Class I              N/A            N/A              N/A               N/A
Class Y              N/A            N/A              N/A               N/A
Class L     $    568,991     $      516     $    483,520      $     85,987
Class R3             N/A            N/A              N/A               N/A
Class R4             N/A            N/A              N/A               N/A
Class R5             N/A            N/A              N/A               N/A

* This information reflects the reclassification of Class E shares as Class Y shares and Class H, M and N shares as Class L shares. The reclassification was affected on February 12, 2007.

Because Global Equity Fund did not commence operations until February 29, 2008, and Target Retirement 2015 Fund, Target Retirement 2025 Fund, Target Retirement 2035 Fund, Target Retirement 2040 Fund, Target Retirement 2045 Fund and Target Retirement 2050 Fund had not commenced operations as of the date of this SAI, no information is available regarding the aggregate dollar amount of commissions received by HIFSCO for the sale of each Fund's shares. Generally, commissions on sales of Class A shares are reallowed to broker-dealers as follows:

Funds other than Floating Rate Fund, High Yield Fund, High Yield Municipal Bond Fund, Income Fund, Inflation Plus Fund, Money Market Fund, Short Duration Fund, Strategic Income Fund, Tax-Free-California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund, Total Return Bond Fund, U.S. Government Securities Fund and Income Allocation Fund

                                            FRONT-END SALES CHARGE   FRONT-END SALES CHARGE        COMMISSION AS
                                              AS A PERCENTAGE OF       AS A PERCENTAGE OF     PERCENTAGE OF OFFERING
AMOUNT OF PURCHASE                              OFFERING PRICE           AMOUNT INVESTED               PRICE
-----------------------------------------   ----------------------   ----------------------   ----------------------
Less than $50,000                                    5.50%                    5.82%                    4.75%
$50,000 or more but less than $100,000               4.50%                    4.71%                    4.00%
$100,000 or more but less than $250,000              3.50%                    3.63%                    3.00%
$250,000 or more but less than $500,000              2.50%                    2.56%                    2.00%
$500,000 or more but less than $1 million            2.00%                    2.04%                    1.75%
$1 million or more(1)                                   0%                       0%                       0%

High Yield Fund, High Yield Municipal Bond Fund, Income Fund, Inflation Plus Fund, Strategic Income Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund, Total Return Bond Fund, U.S. Government Securities Fund and Income Allocation Fund

                                            FRONT-END SALES CHARGE   FRONT-END SALES CHARGE        COMMISSION AS
                                              AS A PERCENTAGE OF       AS A PERCENTAGE OF     PERCENTAGE OF OFFERING
AMOUNT OF PURCHASE                              OFFERING PRICE           AMOUNT INVESTED               PRICE
-----------------------------------------   ----------------------   ----------------------   ----------------------
Less than $50,000                                    4.50%                    4.71%                    3.75%
$50,000 or more but less than $100,000               4.00%                    4.17%                    3.50%
$100,000 or more but less than $250,000              3.50%                    3.63%                    3.00%
$250,000 or more but less than $500,000              2.50%                    2.56%                    2.00%
$500,000 or more but less than $1 million            2.00%                    2.04%                    1.75%
$1 million or more(1)                                   0%                       0%                       0%

Floating Rate Fund and Short Duration Fund

                                            FRONT-END SALES CHARGE   FRONT-END SALES CHARGE        COMMISSION AS
                                              AS A PERCENTAGE OF       AS A PERCENTAGE OF     PERCENTAGE OF OFFERING
AMOUNT OF PURCHASE                               OFFERING PRICE          AMOUNT INVESTED               PRICE
-----------------------------------------   ----------------------   ----------------------   ----------------------
Less than $50,000                                    3.00%                    3.09%                    2.50%
$50,000 or more but less than $100,000               2.50%                    2.56%                    2.00%
$100,000 or more but less than $250,000              2.25%                    2.30%                    1.75%
$250,000 or more but less than $500,000              1.75%                    1.78%                    1.25%
$500,000 or more but less than $1 million            1.25%                    1.27%                    1.00%
$1 million or more(1)                                   0%                       0%                       0%

(1) Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, there is a contingent deferred sales charge (CDSC) of 1% on any shares sold within 18 months of purchase. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gain distributions. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

     A front-end sales charge is not assessed on Class A shares of Money Market Fund.

     HIFSCO may pay up to the entire amount of the sales commission to particular broker-dealers. HIFSCO also may pay dealers of record commissions on purchases over $1 million in an amount up to the sum of 1.0% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million. In addition, HIFSCO may provide compensation to dealers of record for certain shares purchased without a sales charge.

     HIFSCO pays commissions to dealers of up to 4% of the purchase price of Class B shares purchased through dealers and pays commissions to dealers of up to 1% of the purchase price of Class C shares purchased through dealers.

     HIFSCO's principal business address is 200 Hopmeadow Street, Simsbury, Connecticut 06089. HIFSCO was organized as a Delaware corporation on December 9, 1996 and is an indirect wholly-owned subsidiary of The Hartford.

DISTRIBUTION PLANS

     Each Company, on behalf of its respective Funds, has adopted a separate distribution plan (the "Plan") for each of the Class A, Class B Class C, Class R3 and Class R4 shares of each Fund, and The Hartford Mutual Funds II, Inc. has adopted a separate Plan for each of the Class L, Class R3 and Class R4 shares of each Hartford II Fund, pursuant to appropriate resolutions of the applicable Company's board of directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rule of the FINRA regarding asset-based sales charges.

     CLASS A PLAN Pursuant to the Class A Plan, a Fund may compensate HIFSCO for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing Class A shareholders. The expenses of a Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of each Fund, the annual rate of 0.35% of the Fund's average daily net assets attributable to Class A shares. However, the Companies' boards of directors have currently authorized Rule 12b-1 payments of only up to 0.25% of each Fund's average daily net assets attributable to Class A shares. The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

     CLASS B PLAN Pursuant to the Class B Plan, a Fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by a Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class B Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class B shares.

     CLASS C PLAN Pursuant to the Class C Plan, a Fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by a Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class C Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class C shares.

     CLASS L PLAN Pursuant to the Class L Plan, a Fund may pay HIFSCO a total fee in connection with the servicing of shareholder accounts and distribution-related services attributable to Class L shares, calculated and payable monthly at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares. The entire fee will be used for distribution-related expenses.

CLASS R3 PLAN Pursuant to the Class R3 Plan, a fund may pay HIFSCO a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities and up to 0.25% may be used for shareholder account services. HIFSCO will pay to dealers the service fee at a rate equal to 0.50% of the amount invested. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R3 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

     CLASS R4 PLAN Pursuant to the Class R4 Plan, a fund may pay HIFSCO a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities and up to 0.25% may be used for shareholder account services. HIFSCO will pay to dealers the service fee at a rate equal to 0.25% of the amount invested. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R4 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

     GENERAL Distribution fees paid to HIFSCO may be spent on any activities or expenses primarily intended to result in the sale of the applicable Company's shares including: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell each Fund's shares, (b) compensation to employees of HIFSCO, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HIFSCO incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, i.e., advertisements and sales literature, and (e) other distribution-related expenses and for the provision of personal service and/or the maintenance of shareholder accounts. These Plans are considered compensation type plans which means that the Funds pay HIFSCO the entire fee regardless of HIFSCO's expenditures. Conversely, even if HIFSCO's actual expenditures exceed the fee payable to HIFSCO at any given time, the Funds will not be obligated to pay more than that fee.

     In accordance with the terms of the Plans, HIFSCO provides to each Fund, for review by the applicable Company's board of directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made. In the board of directors' quarterly review of the Plans, they review the level of compensation the Plans provide.

     The Plans were adopted by a majority vote of the board of directors of the applicable Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the applicable Funds as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans. Potential benefits which the Plans may provide to the Funds include shareholder servicing, the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets and portfolio liquidations through redemption activity, the ability to sell shares of the Funds through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads. The board of directors of the applicable Company believes that there is a reasonable likelihood that the Plans will benefit each applicable Fund and its current and future shareholders. Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the applicable board in the manner described above. The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of the Fund affected thereby, and material amendments to the Plans must also be approved by the applicable board of directors in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the applicable board who are not interested persons of the Funds and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a "majority of the outstanding voting securities" of the Fund affected thereby. A Plan will automatically terminate in the event of its assignment.

     For the fiscal year ended October 31, 2007, the Hartford Funds paid the 12b-1 fees listed below.

FUND NAME                            CLASS A       CLASS B       CLASS C
---------                          -----------   -----------   -----------
Advisers Fund                      $ 2,749,464   $ 2,944,496   $ 2,131,089
Balanced Income Fund               $    62,255   $    11,392   $    18,483
Capital Appreciation Fund          $27,578,701   $19,990,135   $35,791,530
Capital Appreciation II Fund       $ 1,178,705   $   616,720   $ 2,259,993
Checks and Balances Fund           $    72,891   $    32,987   $    91,273
Disciplined Equity Fund            $   459,358   $   335,729   $   278,376
Dividend and Growth Fund           $ 7,407,884   $ 3,867,396   $ 3,466,986
Equity Income Fund                 $ 1,635,216   $   495,887   $   688,677
Floating Rate Fund                 $ 5,122,172   $   607,144   $15,054,299
Fundamental Growth Fund            $    96,323   $   126,360   $   129,544
Global Communications Fund         $    57,335   $    51,425   $    75,121
Global Financial Services Fund     $    56,741   $    39,574   $    48,423
Global Growth Fund                 $ 1,076,349   $   735,922   $   671,441
Global Health Fund                 $ 1,129,135   $   821,260   $ 1,178,503
Global Technology Fund             $    88,331   $   131,864   $   128,058
Growth Fund                        $ 1,546,978   $   408,074   $   806,517
Growth Opportunities Fund          $ 1,434,952   $   398,236   $   768,831
High Yield Fund                    $   470,938   $   353,528   $   379,276
High Yield Municipal Bond Fund     $    26,867   $     3,708   $    19,550
Income Fund                        $   167,940   $    87,829   $   120,954
Inflation Plus Fund                $   536,713   $   773,646   $ 1,852,789
International Growth Fund          $   784,388   $   412,128   $   521,840
International Opportunities Fund   $   485,159   $   324,006   $   245,494
International Small Company Fund   $   285,207   $   162,301   $   262,323
LargeCap Growth Fund               $    23,198   $     2,797   $     3,852
MidCap Fund                        $ 5,095,931   $ 4,604,325   $ 5,164,679
MidCap Growth                      $    50,644   $    40,148   $    42,884
MidCap Value Fund                  $   804,935   $   644,568   $   657,562
Money Market Fund                  $   627,843   $   267,127   $   317,647
Select MidCap Value Fund           $   102,561   $    44,048   $    84,318
Select SmallCap Value              $    44,611   $     4,339   $     4,089
Short Duration Fund                $    72,111   $    63,460   $   158,960
Small Company Fund                 $   600,029   $   527,532   $   554,570
SmallCap Growth Fund               $   615,674   $   187,046   $   252,481
Stock Fund                         $ 1,712,461   $ 1,999,330   $ 1,562,094
Strategic Income Fund              $    30,407   $     5,703   $    29,789
Tax-Free California Fund           $    74,542   $    17,930   $    43,752
Tax-Free Minnesota Fund            $    21,894   $     8,050   $     6,937
Tax-Free National Fund             $   238,783   $    72,370   $   187,582
Tax-Free New York Fund             $    28,668   $    18,214   $    26,965
Total Return Bond Fund             $ 1,295,118   $   813,502   $   791,977

U.S. Government Securities Fund    $   119,376   $   152,159   $   102,698
Value Fund                         $   214,783   $   128,125   $   137,119
Value Opportunities Fund           $   346,887   $   208,233   $   276,710
Equity Growth Allocation Fund      $   363,226   $   403,431   $   624,136
Growth Allocation Fund             $ 1,090,978   $ 1,251,141   $ 2,034,332
Balanced Allocation Fund           $ 1,326,059   $ 1,219,432   $ 1,977,911
Conservative Allocation Fund       $   264,954   $   231,588   $   441,008
Income Allocation Fund             $    76,457   $    54,987   $    78,965
Retirement Income Fund             $     3,997   $     1,992   $     1,944
Target Retirement 2010 Fund        $    12,694   $     3,884   $     5,709
Target Retirement 2020 Fund        $    24,679   $     4,519   $     5,161
Target Retirement 2030 Fund        $    20,285   $     3,890   $     2,799

FUND NAME                            CLASS L
---------                          -----------
Growth Fund                        $  732,127
Growth Opportunities Fund          $1,670,054
SmallCap Growth Fund               $  343,333
Tax-Free Minnesota Fund            $    7,553
Tax-Free National Fund             $   21,023
U.S. Government Securities Fund    $   79,896
Value Opportunities Fund           $  107,874

     Because Global Equity Fund did not commence operations until February 29, 2008, and Target Retirement 2015 Fund, Target Retirement 2025 Fund, Target Retirement 2035 Fund, Target Retirement 2040 Fund, Target Retirement 2045 Fund and Target Retirement 2050 Fund had not commenced operations as of the date of this SAI, no information regarding 12b-1 fees paid is available.

     For the fiscal year ended October 31, 2007, approximately $309,196, $182,586,503 and $2,550,471 of the Funds' total distribution expenses were expended in connection with advertising, printing and mailing of prospectuses to other than current shareholders, compensation to broker-dealers and compensation to sales personnel, respectively.

                        PURCHASE AND REDEMPTION OF SHARES

     For information regarding the purchase of Fund shares, see "About Your Account -- Buying Shares" in the Funds' prospectuses.

     EXEMPTIONS FROM SUBSEQUENT INVESTMENT MINIMUMS FOR OMNIBUS ACCOUNTS Certain accounts held on the Funds' books, known as omnibus accounts, contain multiple underlying accounts that are invested in shares of the Funds. These underlying accounts are maintained by entities such as financial intermediaries and are subject to the applicable initial purchase minimums as described in the prospectus. However, in the case where the entity maintaining these accounts aggregates the accounts' purchase orders for Fund shares, such accounts are not required to meet the minimum amount for subsequent purchases.

     For a description of how a shareholder may have a Fund redeem his/her shares, or how he/she may sell shares, see "About Your Account -- Selling Shares" in the Funds' prospectuses.

     ADDITIONAL EXEMPTIONS FROM SALES CHARGE FOR THE HARTFORD II FUNDS In addition to the exemptions described in the Funds' prospectus, the following shareholders of the Hartford II Funds who were invested in Class L shares of a particular Hartford II Fund on February 19, 2002 and who remain invested in that particular Fund and class are exempt from the sales charge for subsequent purchases in that same Fund and class:

     - The Hartford, Wellington Management or their affiliates and the following persons associated with such companies, if all account owners fit this description: (1) officers and directors; (2) employees or sales representatives (including agencies and their employees); (3) spouses/domestic partners of any such persons; or (4) any of such persons' children, grandchildren, parents, grandparents, or siblings or spouses/domestic partners of any of these persons. (All such persons may continue to add to their account even after their company relationships have ended);

     - Fund directors, officers, or their spouses/domestic partners (or such persons' children, grandchildren, parents, or grandparents--or spouses/domestic partners of any such persons), if all account owners fit this description;

     - Representatives or employees (or their spouses) of Woodbury Financial Services, Inc. ("Woodbury Financial"), formerly Fortis Investors, Inc. (including agencies) or of other broker-dealers having a sales agreement with Woodbury Financial (or such persons' children, grandchildren, parents, or grandparents--or spouses of any such persons), if all account owners fit this description;

     -    Selling broker dealers and their employees and sales representatives;

     - Financial representatives utilizing fund shares in fee-based investment products under a signed agreement with the Funds;

     - Pension, profit-sharing, and other retirement plans of directors, officers, employees, representatives, and other relatives and affiliates (as set forth in the preceding paragraphs) of the Funds, Fortis, Inc., and broker-dealers (and certain affiliated companies) having a sales agreement with Fortis Investors, Inc. and purchases with the proceeds from such plans upon the retirement or employment termination of such persons;

     - Participants in certain retirement plans not administered by Hartford Life Insurance Company or an affiliate with at least 100 eligible employees or if the total amount invested is $500,000 or more. (A 1% CDSC applies if redeemed within 18 months.)

     -    Registered investment companies;

     - Purchases by employees (and their families, as defined below under the "Rights of Accumulation" section) of banks and other financial institutions that provide referral and administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to a sales or servicing agreement with Woodbury Financial; provided, however, that only those employees of such banks and other firms who as a part of their usual duties provide such services related to such transactions in Fund shares shall qualify;

     - Commercial banks offering self directed 401(k) programs containing both pooled and individual investment options may purchase Fund shares for such programs at a reduced sales charge of 2.5% on sales of less than $500,000. For sales of $500,000 or more, normal sales charges apply;

     - Registered investment advisers, trust companies, and bank trust departments exercising discretionary investment authority or using a money management/mutual fund "wrap" program with respect to the money to be invested in the Fund, provided that the investment adviser, trust company or trust department provides HIFSCO with evidence of such authority or the existence of such a wrap program with respect to the money invested;

     - Accounts which were in existence and entitled to purchase shares of the applicable Carnegie Series without a sales charge at the time of the effectiveness of the acquisition of its assets by Fortis Asset Allocation Portfolio, Fortis Value Fund, Fortis Growth & Income Fund, Fortis Capital Fund, Fortis Growth Fund and Fortis Capital Appreciation Fund;

     - With respect to U.S. Government Securities Fund only, (1) officers, directors, and employees of Empire of America Advisory Services, Inc., the investment advisor of Pathfinder Fund; and (2) accounts which were in existence and entitled to purchase shares of Pathfinder Fund without a sales charge at the time of the effectiveness of the acquisition of its assets by Fortis U.S. Government Securities Fund.

     - One or more members of a group (and their families, as defined below under the "Rights of Accumulation" section) of at least 100 persons engaged, or previously engaged in a common business, profession, civic or charitable endeavor or other activity. (A 1% CDSC applies if redeemed within 18 months.)

     RIGHTS OF ACCUMULATION Each Fund offers to all qualifying investors rights of accumulation under which investors are permitted to purchase Class A and Class L shares of any Fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then current net asset value of the purchaser's holdings of all shares of any Funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts. For purposes of the rights of accumulation program, the purchaser may include all shares owned by family members. For Class A shares, the definition of family member varies depending upon when the purchaser opened the account. For accounts opened on or after August 16, 2004, a family member is the owner's spouse (or legal equivalent recognized under state law) and any children under 21. For accounts opened before August 16, 2004 for Class A shares and for all Class L shares, a family member is an owner's spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws. As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the accumulation privilege for Class A and Class L shares. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases. Hartford Administrative Services Company ("HASCO"), The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.'s transfer agent, must be notified by you or your broker each time a qualifying purchase is made.

     LETTER OF INTENT Any person may qualify for a reduced sales charge on purchases of Class A and Class L shares made within a thirteen-month period pursuant to a Letter of Intent ("LOI"). Class A and Class L shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A and Class L shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all Funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART 529 Accounts owned by the shareholder as described above under "Rights of Accumulation." Such value is determined based on the public offering price on the date of the LOI. During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate the investor to buy or the Fund to sell the indicated amount of the LOI. If a Class A or Class L shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A or Class L shares for the shareholder's account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A or L Class shareholder does not within twenty days after a written request by HASCO pay such difference in sales charge, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference. Purchases based on a LOI may include holdings as described above under "Rights of Accumulation." Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824. HASCO, The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.'s transfer agent, must be notified by you or your broker each time a qualifying purchase is made.

     SYSTEMATIC WITHDRAWAL PLAN The Systematic Withdrawal Plan ("SWP") is designed to provide a convenient method of receiving fixed payments at regular intervals only from Class A shares and Money Market Fund shares not subject to a CDSC (except as noted below under Deferred Sales Charge) of a Fund deposited by the applicant under this SWP. The applicant must deposit or purchase for deposit shares of the Fund having a total value of not less than $5,000. Periodic checks of $50 per Fund or more will be sent to the applicant, or any person designated by him, monthly or quarterly.

     Any income dividends or capital gains distributions on shares under the SWP will be credited to the SWP account on the payment date in full and fractional shares at the net asset value per share in effect on the record date.

     SWP payments are made from the proceeds of the redemption of shares deposited in a SWP account. Redemptions are potentially taxable transactions to shareholders. To the extent that such redemptions for periodic withdrawals exceed dividend income reinvested in the SWP account, such redemptions will reduce and may ultimately exhaust the number of shares deposited in the SWP account. In addition, the amounts received by a shareholder cannot be considered as an actual yield or income on his or her investment because part of such payments may be a return of his or her capital.

     The SWP may be terminated at any time (1) by written notice to the Fund or from the Fund to the shareholder, (2) upon receipt by the Fund of appropriate evidence of the shareholder's death, or (3) when all shares under the SWP have been redeemed. The fees of the Fund for maintaining SWPs are paid by the Fund.

     SPECIAL REDEMPTIONS Although it would not normally do so, each Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the applicable Company's directors. When the shareholder sells portfolio securities received in this fashion, he/she would incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Funds have elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the applicable Fund during any 90-day period for any one account.

     DEFERRED SALES CHARGE ON CLASS A, CLASS B, CLASS C AND CLASS L Investments in Class B and Class C shares are purchased at net asset value per share without the imposition of an initial sales charge so that the Fund will receive the full amount of the purchase payment.

     Class A shares which were purchased without a front-end sales charge and which are redeemed within eighteen months of purchase, Class B shares which are redeemed within six years of purchase, and Class C shares, which are redeemed within one year of purchase, are subject to a CDSC at the rates set forth in the prospectuses as a percentage of the dollar amount subject to the CDSC. The charge is assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class A, Class B or Class C shares being redeemed. No CDSC is imposed on increases in account value above the initial purchase prices, including all shares derived from reinvestment of dividends or capital gains distributions.

     The amount of the CDSC, if any, varies depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the length of time of any payment for the purchases of Class B and Class C shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

     In determining whether a CDSC applies to a redemption, the calculation is determined in a manner that results in the lowest possible rate being charged. To determine whether a CDSC applies, the fund redeems shares in the following order: (1) shares representing an increase over the original purchase cost, (2) shares acquired through reinvestment of dividends and capital gains distributions, (3) Class B shares held for over 6 years or Class C shares held over 1 year, and (4) Class B shares held the longest during the six-year period.

     When requesting a redemption the specified dollar amount will be redeemed from your account plus any applicable CDSC. If you do not want any additional amount withdrawn from your account please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

     Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the Funds in connection with the sale of the Class A, Class B, Class C and Class L shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the applicable Fund to sell the Class B, Class C and Class L shares without a sales charge being deducted, and to sell Class A shares with a 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of purchase.

     The CDSC will be waived on redemptions of Class B and Class C shares and of Class A and Class L shares that are subject to the CDSC in the following cases:

     - to make SWP payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated,

     - because of shareholder death or disability in the case of a transfer or rollover to a Hartford company only,

     - under reorganization, liquidation, merger or acquisition transactions involving other investment companies, and

     -    for retirement plans under the following circumstances:

          (1)  to return excess contributions,

          (2)  hardship withdrawals as defined in the plans,

          (3) under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

          (4) to meet minimum distribution requirements under the Internal Revenue Code,

          (5) to make "substantially equal payments" as described in Section 72(t) of the Internal Revenue Code,

          (6) after separation from service for employer sponsored retirement plans, and

          (7) for Class C shares, the CDSC may be waived for withdrawals made pursuant to loans, as defined by the plan's administrator at the time of withdrawal, taken from qualified retirement plans, such as 401(k) plans, profit-sharing and money purchase pension plans and defined benefit plans (excluding individual retirement accounts, such as Traditional, Roth, SEP or SIMPLE).

                            SUSPENSION OF REDEMPTIONS

     A Fund may not suspend a shareholder's right of redemption, or postpone payment for a redemption for more than seven days, unless the New York Stock Exchange (NYSE) is closed for other than customary weekends or holidays, or trading on the NYSE is restricted, or for any period during which an emergency exists as a result of which (1) disposal by a Fund of securities owned by it is not reasonably practicable, or (2) it is not reasonably practicable for a Fund to fairly determine the value of its assets, or for such other periods as the SEC may permit for the protection of investors.

                                ACCOUNT CLOSINGS

There may be instances in which it is appropriate for your account to be closed. Your account could be closed if: your identity cannot be verified or you fail to provide a valid SSN or TIN; the registered address of your account is outside of the United States or in a US jurisdiction in which the fund shares are not registered; transactions in your account raise suspicions of money laundering, fraud or other illegal conduct; shares purchased are not paid for when due; your account does not meet the qualifications for ownership for the particular class of shares held in your account; maintenance of your account jeopardizes the tax status or qualifications of the funds; your account balance falls to $1,000 or less and your fail to bring the account above the $1,000 within thirty (30) days of notification; there is a change in your broker of record, for example your broker is no longer able to sell fund shares; or closing the account is determined to be in the best interests of the fund.

                        DETERMINATION OF NET ASSET VALUE

     The net asset value of the shares of all classes of each Fund is determined by Hartford Life in the manner described in the Funds' prospectuses. The assets of each fund of funds consist primarily of shares of the Underlying Funds, which are valued at their respective net asset values. The Funds are closed for business and do not price their shares on the following business holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day and other holidays observed by the NYSE. Securities held by each Fund, other than Money Market Fund, will be valued as follows: debt securities (other than short-term obligations) are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of securities. Loans generally trade in over-the-counter markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system in accordance with procedures established by each Company's board of directors. Short-term securities held in Money Market Fund are valued at amortized cost, which approximates market value. All other Funds' (or in the case of the funds of funds, the Underlying Funds') debt investments with a maturity of 60 days or less are valued at amortized cost, which approximates market value. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. From such time until maturity, the investments are valued at amortized cost.

     Equity securities are valued at the official closing price or at the last sales price reported on the Primary Market or exchange (domestic or foreign) on which they are traded. If no sale took place on a particular day and in the case of certain equity securities traded over-the-counter, then such securities are valued at the mean between the bid and asked prices. If the security did not trade on the Primary Market, it may be valued at the last reported sale price on another exchange where it trades. For securities traded on the NASDAQ national market system, the Funds (or in the case of a fund of funds, the Underlying Funds) utilize the NASDAQ Official Closing Price which compares the last trade to the bid/ask range of a security. If the last trade falls within the bid-ask range, then that price will be the closing price. If the last trade is outside the bid/ask range, and falls above the ask, the ask will be the closing price. If the last price is below the bid, the bid will be the closing price. Securities quoted in foreign currencies are translated into U.S. dollars at the prevailing exchange rates. Options are valued at the last sales price; if no sale took place on a particular day, then options are valued at the mean between the bid and asked prices. Securities for which market quotations are not readily available or are deemed unreliable are valued in good faith at fair value by, or under guidelines established by, the Funds' boards of directors.

     Foreign securities markets may trade on days when a Fund does not compute its net asset value or may close at times that differ from the close of the NYSE. With respect to the valuation of securities principally traded on foreign markets, each Fund (through certain Underlying Funds in the case of a fund of funds) uses a fair value pricing service approved by that Fund's Board (or in the case of a funds of funds, the Boards of the Underlying Funds), which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign exchanges but before the close of the NYSE.


     Under the amortized cost method of valuation, an instrument is valued at acquisition cost adjusted by the daily accretion of discount or amortization of premium and the interest payable at maturity upon the instrument is accrued as income, on a daily basis, over the remaining life of the instrument. Neither the amount of daily income nor the net asset value is affected by unrealized appreciation or depreciation of the portfolio's investments assuming the instrument's obligation is paid in full on maturity. In connection with its use of the amortized cost method, Money Market Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and will not acquire any security with a remaining maturity of more than 397 days.


     The amortized cost method of valuation permits Money Market Fund to maintain a stable $1.00 net asset value per share. The board of directors of The Hartford Mutual Funds, Inc. periodically reviews the extent of any deviation from the $1.00 per share value that would occur if a method of valuation based on market prices and estimates were used. In the event such a deviation would exceed one-half of one percent, the board of directors will promptly consider any action that reasonably should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include selling portfolio securities prior to maturity, not declaring earned income dividends, valuing portfolio securities on the basis of current market prices, if available, or, if not available, at fair market value as determined in good faith by the board of directors, and (considered highly unlikely by management of the Company) redemption of shares in kind (i.e., portfolio securities). In periods of declining interest rates, the indicated daily yield on shares of the portfolio computed using amortized cost may tend to be higher than a similar computation made using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the indicated daily yield on shares of the portfolio computed using amortized cost may tend to be lower than a similar computation made using a method of valuation based upon market prices and estimates.

     A Fund's maximum offering price per Class A and Class L shares is determined by adding the maximum sales charge to the net asset value per share. Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y shares and the Class A shares of Money Market Fund are (or, in the case of Class Y shares of Tax-Free California Fund and Tax-Free New York Fund, will be) offered at net asset value without the imposition of an initial sales charge.

                        CAPITALIZATION AND VOTING RIGHTS

     The Hartford Mutual Funds, Inc. was incorporated in Maryland on March 21, 1996. The authorized capital stock of the Company consists of 37.0 billion shares of common stock, par value $0.001 per share ("Common Stock"). The shares of Common Stock are divided into 58 series.

     The Hartford Mutual Funds II, Inc. was incorporated in Maryland on March 23, 2001. The Hartford II Funds became investment portfolios of the Company pursuant to a reorganization effected November 30, 2001. Prior to the reorganization, the Hartford II Funds were organized as Minnesota corporations or portfolios of Minnesota corporations. The authorized capital stock of the Company consists of 162.5 billion shares of common stock, par value $0.0001 per share ("Common Stock"). The shares of Common Stock are divided into seven series.

     The board of directors of each Company may reclassify authorized shares to increase or decrease the allocation of shares among the series described above or to add any new series to the applicable Fund. Each Company's board of directors is also authorized, from time to time and without further shareholder approval, to authorize additional shares and to classify and reclassify existing and new series into one or more classes. Accordingly, the directors of each Company have authorized the issuance of four classes of shares of each of the Funds (except for Equity Growth Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund, Growth Allocation Fund, Income Allocation Fund, Checks and Balances Fund, High Yield Municipal Bond Fund, Target Retirement 2015 Fund, Target Retirement 2025 Fund, Target Retirement 2035 Fund, Target Retirement 2040 Fund, Target Retirement 2045 Fund and Target Retirement 2050
Fund) designated in each instance as Class A, Class B, Class C and Class Y shares. Checks and Balances Fund and High Yield Municipal Bond Fund do not currently offer Class Y shares. Class Y shares for each of Tax-Free California Fund and Tax-Free New York Fund are not currently available. For Equity Growth Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund, Growth Allocation Fund and Income Allocation Fund, the directors of The Hartford Mutual Funds, Inc. have authorized the issuance of seven classes of shares designated in each instance as Class A, Class B, Class C, Class I, Class

R3, Class R4 and Class R5 shares. For Target Retirement 2015 Fund, Target Retirement 2025 Fund, Target Retirement 2035 Fund, Target Retirement 2040 Fund, Target Retirement 2045 Fund and Target Retirement 2050 Fund, the directors of The Hartford Mutual Funds, Inc. have authorized the issuance of three classes of shares designated in each instance as Class R3, Class R4 and Class R5. The directors of The Hartford Mutual Funds have also authorized the issuance of Class R3, Class R4 and Class R5 shares for Advisers Fund, Capital Appreciation Fund, Capital Appreciation II Fund, Checks and Balances Fund, Disciplined Equity Fund, Dividend & Growth Fund, Equity Income Fund, Floating Rate Fund, Global Equity Fund, Global Growth Fund, Global Health Fund, High Yield Fund, Inflation Plus Fund, International Growth Fund, International Opportunities Fund, Money Market Fund, Small Company Fund, Stock Fund, Total Return Bond Fund, Value Fund, Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund.

     The directors of The Hartford Mutual Funds II, Inc. have authorized the issuance of Class L shares for each of the Hartford II Funds. The directors of The Hartford Mutual Funds II, Inc. have also authorized the issuance of Class R3, Class R4 and Class R5 shares for the following Hartford II Funds: Growth Fund, Growth Opportunities Fund, SmallCap Growth Fund and Value Opportunities Fund.

     In addition to the Class I shares authorized for the Asset Allocation Funds, the directors of each Company have authorized the issuance of Class I shares for the following Hartford Funds: Capital Appreciation Fund, Capital Appreciation II Fund, Checks and Balances Fund, Dividend and Growth Fund, Equity Income Fund, Floating Rate Fund, Global Equity Fund, Global Health Fund, High Yield Fund, High Yield Municipal Bond Fund, Inflation Plus Fund, International Growth Fund, International Opportunities Fund, International Small Company Fund, Small Company Fund, Stock Fund, Strategic Income Fund, Tax-Free National Fund, Total Return Bond Fund and Value Fund; and the following Hartford New Funds:
Growth Fund, Growth Opportunities Fund, SmallCap Growth Fund and Value Opportunities Fund.

     Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the respective Fund and, upon liquidation or dissolution, in the net assets of such Fund remaining after satisfaction of outstanding liabilities. The shares of each series, and each class within each series, are, when issued, fully paid and non-assessable. Such shares have no preemptive or, for Class A, Class C, Class I, Class L, Class R3, Class R4, Class R5 and Class Y, conversion rights and are freely transferable.

     As investment companies incorporated in Maryland, the Companies are not required to hold routine annual shareholder meetings. Meetings of shareholders will be called whenever one or more of the following, among other matters, is required to be acted upon by shareholders pursuant to the 1940 Act: (1) election of directors, (2) approval of an investment management agreement or sub-advisory agreement, or (3) ratification of the selection of the Funds' independent registered public accounting firm.

     Shares of common stock have equal voting rights (regardless of the net asset value per share). Shares do not have cumulative voting rights. Accordingly, the holders of more than 50% of the shares of each Company voting for the election of directors can elect all of the directors if they choose to do so, and in such an event, the holders of the remaining shares would not be able to elect any directors. Although directors are not elected annually, shareholders have the right to remove one or more directors. When required by law, if the holders of 25% or more of either Company's outstanding shares request it in writing, a meeting of that particular Company's shareholders will be held to approve or disapprove the removal of director or directors.

     Matters in which the interests of all the Funds of a Company are substantially identical (such as the election of directors or the ratification of the selection of the independent registered public accounting firm) are voted on by all shareholders of the Company without regard to the separate Funds. Matters that affect all or several Funds, but where the interests of the Funds are not substantially identical (such as approval of an investment management agreement) are voted on separately by the shareholders of each Fund for their Fund. Matters that affect only one Fund (such as a change in its fundamental policies) are voted on separately for the Fund by the shareholders of that Fund. Likewise, matters that affect only one class of shares of a Fund (such as approval of a plan of distribution) are voted on separately for that class by the holders of shares of that class.

                                      TAXES

FEDERAL TAX STATUS OF THE FUNDS

The following discussion of the federal tax status of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this SAI. Tax law is subject to change by legislative, administrative or judicial action.

     Each Fund is treated as a separate taxpayer for federal income tax purposes. The Companies intend for each Fund to elect to be treated as a regulated investment company under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the

"Code"), and to qualify as a regulated investment company each year. If a Fund:
(1) continues to qualify as a regulated investment company, and (2) distributes to its shareholders at least 90% of its investment company taxable income (including for this purpose its net ordinary investment income and net realized short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses) (the "90% distribution requirement") (which the Companies intend each Fund to do), then under the provisions of Subchapter M, the Fund should have little or no income taxable to it under the Code. In particular, a Fund generally is not subject to federal income tax on the portion of its investment company taxable income and net capital gain (i.e., net long-term capital gain in excess of short-term capital loss) it distributes to shareholders (or treats as having been distributed to shareholders).

     Each Fund must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of the Fund's gross income for each taxable year must be derived from dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies, as well as net income from interests in certain publicly traded partnerships; and (2) at the close of each quarter of the Fund's taxable year, (a) at least 50% of the value of the Fund's total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. Government securities and other securities which, with respect to any one issuer, do not represent more than 5% of all of the Fund's assets nor more than 10% of the outstanding voting securities of such issuer, and (b) the Fund must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of any two or more issuers that are controlled by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships.

     Each Fund generally will endeavor to distribute (or treat as deemed distributed) to its shareholders all of its investment company taxable income and its net capital gain, if any, for each taxable year so that it will not incur federal income or excise taxes on its earnings.

     In addition, in order to avoid a 4% nondeductible federal excise tax on certain of its undistributed income, each Fund generally must distribute in a timely manner the sum of (1) 98% of its ordinary income for each calendar year,
(2) 98% of its capital gain net income for the one-year period ending October 31 in that calendar year, and (3) any income not distributed in prior years (the "excise tax avoidance requirements").

     If for any taxable year a Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement, then all of its taxable income becomes subject to federal, and possibly state and local, income tax at regular corporate rates (without any deduction for distributions to its shareholders) and distributions to its shareholders constitute dividend income (with such dividend income including dividends derived from interest on tax-exempt obligations) to the extent of such Fund's available earnings and profits.

     With respect to the Funds other than the funds of funds, investment income received from sources within foreign countries, or capital gains earned by a Fund from investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle the Funds to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of these Funds' assets to be invested within various countries is not now known. The Companies intend that the Funds will seek to operate so as to qualify for treaty-reduced rates of tax when applicable.

     In addition, if a Fund qualifies as a regulated investment company under the Code, and if more than 50% of the Fund's total assets at the close of the taxable year consists of securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat foreign income taxes paid by the Fund (including certain withholding taxes) that can be treated as income taxes under U.S. income tax principles as paid by its shareholders. Each Fund with "Global" and "International" in its name anticipates that it may qualify for and make this election in most, but not necessarily all, of its taxable years. If a Fund makes such an election, an amount equal to the foreign income taxes paid by the Fund would be included in the income of its shareholders and the shareholders often are entitled to credit their portions of this amount against their U.S. tax liabilities, if any, or to deduct those portions from their U.S. taxable income, if any. Shortly after any year for which it makes such an election, a Fund will report to its shareholders, in writing, the amount per share of foreign tax that must be included in each shareholder's gross income and the amount that will be available as a deduction or credit. Shareholders must itemize their deductions in order to deduct foreign taxes. Certain limitations may apply that could limit the extent to which the credit or the deduction for foreign taxes may be claimed by a shareholder.

     With respect to the Funds other than the funds of funds, a Fund's transactions in options contracts and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses of the Fund. These rules (1) could affect the character, amount and timing of distributions to shareholders of the Fund, (2) could require the Fund to "mark to market" certain types of the positions in its portfolio (that is, treat them as if they were closed out) and (3) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the excise tax avoidance requirements described above. The Companies seek to monitor transactions of each Fund, seek to make the appropriate tax elections on behalf of the Fund and seek to make the appropriate entries in the Fund's books and records when the Fund acquires any option, futures contract or hedged investment, to mitigate the effect of these rules.

     With respect to the funds of funds, income received by an Underlying Fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country. If more than 50% of the value of an Underlying Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Underlying Fund will be eligible and may elect to "pass-through" to its shareholders, including a fund of funds, the amount of such foreign income and similar taxes paid by the Underlying Fund. Pursuant to this election, the fund of funds would be required to include in gross income (in addition to taxable dividends actually received), its pro rata share of foreign income and similar taxes and to deduct such amount in computing its taxable income or to use it as a foreign tax credit against its U.S. federal income taxes, subject to limitations. A fund of funds, would not, however, be eligible to elect to "pass-through" to its shareholders the ability to claim a deduction or credit with respect to foreign income and similar taxes paid by the Underlying Fund.

     As of October 31, 2007, the following Funds have capital loss carryforwards as indicated below. Each such Fund's capital loss carryover is available to offset that Fund's future realized capital gains to the extent provided in the Code and regulations thereunder.

FUND                               AMOUNT (IN THOUSANDS)   YEAR OF EXPIRATION
----                               ---------------------   ------------------
Disciplined Equity Fund                   $ 10,424                2011
Floating Rate Fund                        $  1,227                2014
Floating Rate Fund                        $ 48,277                2015
Global Technology Fund                    $  5,132                2009
Global Technology Fund                    $ 34,893                2010
High Yield Fund                           $ 16,050                2008
High Yield Fund                           $  1,643                2009
High Yield Fund                           $ 25,246                2010
High Yield Fund                           $ 28,570                2011
High Yield Fund                           $  3,595                2014
High Yield Municipal Bond Fund            $    284                2015
Income Allocation Fund                    $     38                2014
Income Allocation Fund                    $     96                2015
Income Fund                               $    311                2013
Income Fund                               $    262                2014
Income Fund                               $    161                2015
Inflation Plus Fund                       $  8,467                2014
Inflation Plus Fund                       $  8,335                2015
International Opportunities Fund          $    959                2009
International Opportunities Fund          $    511                2010
Short Duration Fund                       $    221                2011
Short Duration Fund                       $    295                2012
Short Duration Fund                       $    977                2013
Short Duration Fund                       $    732                2014
Short Duration Fund                       $    162                2015
Stock Fund                                $138,221                2011
Tax-Free California Fund                  $      5                2014
Tax-Free California Fund                  $    267                2015
Tax-Free Minnesota Fund                   $    114                2015
Tax-Free National Fund                    $    887                2015
Tax-Free New York Fund                    $     52                2015
Total Return Bond Fund                    $  8,505                2014
U.S. Government Securities Fund           $  2,205                2008
U.S. Government Securities Fund           $  3,597                2009

U.S. Government Securities Fund           $    672                2011
U.S. Government Securities Fund           $  3,591                2012
U.S. Government Securities Fund           $  2,517                2013
U.S. Government Securities Fund           $  6,198                2014
U.S. Government Securities Fund           $    880                2015

     Because Global Equity Fund did not commence operations until February 29, 2008, and Target Retirement 2015 Fund, Target Retirement 2025 Fund, Target Retirement 2035 Fund, Target Retirement 2040 Fund, Target Retirement 2045 Fund and Target Retirement 2050 Fund had not commenced operations as of the date of this SAI, no information regarding capital loss carry forwards is available for each Fund.

     With respect to the Funds other than the funds of funds, if a Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income ("passive foreign investment companies"), that Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires the applicable Fund to recognize taxable income or gain without the concurrent receipt of cash. Any Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.

     With respect to the Funds other than the funds of funds, foreign exchange gains and losses realized by a Fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions which generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a Fund's investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its annual gross income.

     Pay-in-kind instruments ("PIKs") are securities that pay interest in either cash or additional securities, at the issuer's option, for a specified period. PIKs, like zero-coupon bonds, are designed to give an issuer flexibility in managing cash flow. PIK bonds can be either senior or subordinated debt and trade flat (i.e., without accrued interest). The price of PIK bonds is expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. PIKs are usually less volatile than zero-coupon bonds, but more volatile than cash pay securities.

     With respect to the Funds other than the funds of funds, each Fund that invests in certain PIKs, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the Fund elects to include market discount in current income) must accrue income on such investments prior to the receipt of the corresponding cash. However, because each Fund must meet the 90% distribution requirement to qualify as a regulated investment company, the Fund may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy the applicable distribution requirements.

     With respect to the Funds other than the funds of funds, the federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and a Fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions.

SHAREHOLDER TAXATION

The following discussion of certain federal income tax issues of shareholders of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this statement of additional information. Tax law is subject to change by legislative, administrative or judicial action. The following discussion relates solely to U.S. federal income tax law as applicable to U.S. taxpayers (e.g., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates). The discussion does not address special tax rules applicable to certain classes of investors, such as qualified retirement accounts or trusts, tax-exempt entities, insurance companies, banks and other financial institutions or to non-U.S. taxpayers. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of the shares of a Fund may also be subject to state and local taxes. This summary does not address any federal estate tax issues that may arise from ownership of Fund shares. Shareholders should consult their own tax advisers as to the federal, state and local tax consequences of ownership of shares of, and receipt of distributions from, the Funds in their particular circumstances.

     With respect to the Funds other than the funds of funds, in general, as described in the prospectuses, distributions from a Fund are generally taxable to shareholders as ordinary income, qualified dividend income, or long-term capital gains. Distributions of a Fund's investment company taxable income (other than qualified dividend income) are taxable as ordinary income to shareholders to the extent of the Fund's current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares. Distributions from net short-term capital gains are taxable to a shareholder as ordinary income. Distributions of a Fund's net capital gain properly designated by the Fund as "capital gain dividends" are taxable to a shareholder as long-term capital gain regardless of the shareholder's holding period for his or her shares and regardless of whether paid in cash or reinvested in additional shares. To the extent that an Underlying Fund derives dividends from domestic corporations, a portion of the income distributions of a fund of funds which invests in that Underlying Fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares held by the Underlying Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of the Underlying Fund or the fund of funds are deemed to have been held by the Underlying Fund, the fund of funds or the shareholders, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend. Properly designated distributions of qualified dividend income generally are taxable to individual shareholders at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. Dividend distributions will not be eligible for the reduced rates applicable to qualified dividend income unless, among other things, the shares held by the Underlying Fund with respect to which dividends are paid, the shares of the Underlying Fund, and the shares of the fund of funds are deemed to have been held by the Underlying Fund, the fund of funds, and the shareholders, respectively, for more than 60 days during the 121-day period beginning 60 days before the shares become ex-dividend. Distributions, if any, in excess of earnings and profits usually constitute a return of capital, which first reduces an investor's tax basis in the Fund's shares and thereafter (after such basis is reduced to zero) generally gives rise to capital gains. Shareholders electing to receive distributions in the form of additional shares have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distribution in cash. For a summary of the tax rates applicable to capital gains, including capital gain dividends, see the discussion below.

     With respect to the funds of funds, in general, as described in their prospectus, distributions from a fund of funds are generally taxable to shareholders as ordinary income, qualified dividend income, or long-term capital gains. Distributions of a fund of funds' investment company taxable income (other than qualified dividend income) are taxable as ordinary income to shareholders to the extent of the fund of funds' current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares. An Underlying Fund may realize capital gain or loss in connection with sales or other dispositions of its portfolio securities. Any net capital gains may be distributed to a fund of funds as capital gain distributions. A fund of funds may also derive capital gains and losses in connection with sales of shares of the Underlying Funds. Distributions of a fund of funds' net capital gain properly designated by the fund of funds as "capital gain dividends" are taxable to a shareholder as long-term capital gain regardless of the shareholder's holding period for his or her shares and regardless of whether paid in cash or reinvested in additional shares. To the extent that an Underlying Fund derives dividends from domestic corporations, a portion of the income distributions of a fund of funds which invests in that Underlying Fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares held by the Underlying Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of the Underlying Fund or the fund of funds are deemed to have been held by the Underlying Fund, the fund of funds or the shareholders, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend. Properly designated distributions of qualified dividend income generally are taxable to individual shareholders at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. Dividend distributions will not be eligible for the reduced rates applicable to qualified dividend income unless, among other things, the shares held by the Underlying Fund with respect to which dividends are paid, the shares of the Underlying Fund, and the shares of the fund of funds are deemed to have been held by the Underlying Fund, the fund of funds, and the shareholders, respectively, for more than 60 days during the 121-day period beginning 60 days before the shares become ex-dividend. Distributions, if any, in excess of earnings and profits usually constitute a return of capital, which first reduces an investor's tax basis in the funds of funds' shares and thereafter (after such basis is reduced to zero) generally gives rise to capital gains. Shareholders electing to receive distributions in the form of additional shares have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distribution in cash. For a summary of the tax rates applicable to capital gains, including capital gain dividends, see the discussion below.

     At the Companies' option, the Companies may cause a Fund to retain some or all of its net capital gain for a tax year, but may designate the retained amount as a "deemed distribution." In that case, among other consequences, the Fund pays tax on the retained amount for the benefit of its shareholders, the shareholders are required to report their share of the deemed distribution on their tax returns as if it had been distributed to them, and the shareholders may report a credit for the tax paid thereon by the Fund. The amount of the deemed distribution net of such tax is added to the shareholder's cost basis for his or her shares. Since the Companies expect each Fund to pay tax on any retained net capital gain at its regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gain, the amount of tax that individual shareholders are treated as having paid will exceed the amount of tax that such shareholders would be required to pay on the retained net capital gain. A shareholder that is not subject to U.S. federal income tax or tax on long-term capital gain should be able to file a return on the appropriate form or a claim for refund that allows such shareholder to recover the taxes paid by the Fund on his or her behalf. In the event that a Company chooses this option on behalf of a Fund, the Company must provide written notice to the shareholders prior to the expiration of 60 days after the close of the relevant tax year.

     Any dividend declared by a Fund in October, November, or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, is treated as if it had been received by the shareholders on December 31 of the year in which the dividend was declared.

     An investor should consider the tax implications of buying shares just prior to a distribution (other than an exempt-interest dividend, described below). Even if the price of the shares includes the amount of the forthcoming distribution, the shareholder generally will be taxed upon receipt of the distribution and is not entitled to offset the distribution against the tax basis in his or her shares. In addition, an investor should be aware that, at the time he or she purchases shares of a Fund, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Subsequent distributions from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

     A shareholder generally recognizes taxable gain or loss on a sale or redemption (including by exercise of the exchange privilege) of his or her shares. The amount of the gain or loss is measured by the difference between the shareholder's adjusted tax basis in his or her shares and the amount of the proceeds received in exchange for such shares. Any gain or loss arising from (or, in the case of distributions in excess of earnings and profits, treated as arising from) the sale or redemption of shares generally is a capital gain or loss if such shares are held as capital assets. This capital gain or loss normally is treated as a long-term capital gain or loss if the shareholder has held his or her shares for more than one year at the time of such sale or redemption; otherwise, it is classified as short-term capital gain or loss. If, however, a shareholder receives a capital gain dividend with respect to any share of a Fund, and if the share is sold before it has been held by the shareholder for at least six months, then any loss on the sale or exchange of the share, to the extent of the capital gain dividend, is treated as a long-term capital loss. The lower tax rates on long-term capital gains for individuals are currently scheduled to expire after 2010, at which time the maximum rate is currently scheduled to increase to 20%.

     In addition, all or a portion of any loss realized upon a taxable disposition of shares may be disallowed if other shares of the same Fund are purchased (including any purchase through a reinvestment of distributions from the Fund) within 30 days before or after the disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Also, if a shareholder who incurred a sales charge on the acquisition of shares of a Fund sells his or her shares within 90 days of purchase and subsequently acquires shares of the same or another Fund of the Companies on which a sales charge normally is imposed without paying such sales charge in accordance with the exchange privilege described in the prospectuses, such shareholder will not be entitled to include the amount of the sales charge in his or her basis in the shares sold for purposes of determining gain or loss. In these cases, any gain on the disposition of the shares of the Fund is increased, or loss decreased, by the amount of the sales charge paid when the shares were acquired, and that amount will increase the adjusted basis of the shares of the Fund subsequently acquired.

     In general, non-corporate shareholders currently are subject to a maximum federal income tax rate of 15% on their net long-term capital gain (the excess of net long-term capital gain over net short-term capital loss) for a taxable year (including a long-term capital gain derived from an investment in the shares) and certain qualified dividend income, while other income may be taxed at rates as high as 35%. Shareholders must satisfy a holding period of more than 60 days with respect to a distribution that is otherwise eligible to be treated as a qualified dividend during the 121-day period that begins 60 days before the ex-dividend date. The lower tax rates on qualified dividend income are currently scheduled to expire after 2010. After 2010 such amounts would be taxed at ordinary income rates in the absence of further congressional action. Corporate taxpayers currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Tax rates imposed by states and local jurisdictions on capital gain and ordinary income may differ. Non-corporate shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate shareholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

     With respect to the Funds other than the funds of funds, a Fund's ordinary income dividends from domestic corporations may, if certain conditions are met, qualify for the dividends received deduction for corporate shareholders to the extent that the Fund has received qualifying dividend income during the taxable year; capital gain dividends distributed by a Fund are not eligible for the dividends received deduction. The dividends received deduction is reduced to the extent that the shares held by a Fund are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of a Fund are deemed to have been held by the Fund or a shareholder, as the case may be, for less than 46 days during the 91-day period that begins 45 days before the stock becomes ex-dividend.

     Each Fund sends to each of its shareholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such shareholder's taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year's distributions generally is reported to the IRS. Distributions may also be subject to additional state, local, and foreign taxes depending on a shareholder's particular situation.

     Dividends paid by a Fund to a non-U.S. shareholder generally are subject to U.S. withholding tax at a rate of 30% (unless the tax is reduced or eliminated by an applicable treaty). Certain properly designated dividends paid by a Fund, however, generally are not subject to this tax, to the extent paid from net capital gains. In addition, for Fund taxable years beginning after December 31, 2004 and before January 1, 2008, a portion of a Fund's distributions received by a non-U.S. investor may be exempt from U.S. withholding tax to the extent attributable to U.S. source interest income and capital gains. Also, for that same three-year period, U.S. estate taxes may not apply to that portion of a Fund's shares held by a non-U.S. investor that is attributable to Fund assets consisting of certain debt obligations or other property treated as not within the United States for U.S. estate tax purposes. A Fund's distributions, if any, made during such three-year period that are attributable to gains from the sale or exchange of "U.S. real property interests," which the Code defines to include direct holdings of U.S. real property and interests (other than as a creditor) in "U.S. real property holding corporations," (including certain non-domestically-controlled REITS), will be taxable to non-U.S. investors and will require such investors to file U.S. income tax returns.

     A Fund may be required to withhold U.S. federal income tax at a rate of 28% ("backup withholding") from all taxable distributions payable to (1) any shareholder who fails to furnish the applicable Company with its correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding, and (2) any shareholder with respect to whom the IRS notifies the Company that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual's taxpayer identification number is his or her social security number. The 28% backup withholding tax is not an additional tax and may be credited against a taxpayer's regular federal income tax liability.

HIGH YIELD MUNICIPAL BOND FUND, TAX-FREE CALIFORNIA FUND, TAX-FREE MINNESOTA FUND, TAX-FREE NATIONAL FUND AND TAX-FREE NEW YORK FUND

     Each of High Yield Municipal Bond Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund will be permitted to distribute any tax-exempt interest earned by the Fund to its shareholders as tax-exempt "exempt-interest dividends," provided that at least 50% of the value of the Fund's assets at the end of each quarter of its taxable year is invested in state, municipal and other obligations the interest on which is excluded from gross income under Section 103(a) of the Code. Each Fund intends to satisfy this 50% requirement in order to permit its distributions of tax-exempt interest to be treated as such for federal income tax purposes in the hands of its shareholders. Portions of the dividends paid by High Yield Municipal Bond Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund may be includable in gross income for federal income tax purposes or, in the alternative, may be subject to federal alternative minimum taxes. Dividends paid by Tax-Free National Fund will generally be subject to state and local income taxes.

     Under the Code, interest on indebtedness incurred or continued to purchase or carry shares of High Yield Municipal Bond Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund is not deductible by the investor in proportion to the percentage of the applicable Fund's distributions from investment income that is exempt from federal income tax. State laws may also restrict the deductibility of interest on indebtedness incurred or continued to purchase or carry shares of these Funds. Indebtedness may be allocated to shares of a Fund even though not directly traceable to the purchase of such shares. In addition, any loss realized by a shareholder of High Yield Municipal Bond Fund, Tax-Free California Fund, Tax-Free Minnesota

Fund, Tax-Free National Fund or Tax-Free New York Fund upon the sale of shares held for six months or less may be disallowed to the extent of any exempt-interest dividends received with respect to such shares.

     If either High Yield Municipal Bond Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund or Tax-Free New York Fund disposes of a municipal obligation that it acquired after April 30, 1993 at a market discount, it must recognize any gain it realizes on the disposition as ordinary income (and not as capital gain) to the extent of the accrued market discount.

     Certain deductions otherwise allowable to financial institutions and property and casualty insurance companies will be eliminated or reduced by reason of the receipt of certain exempt-interest dividends.

     Shareholders who are "substantial users" (or persons related thereto) of facilities financed by governmental obligations should consult their advisers before investing in High Yield Municipal Bond Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund or Tax-Free New York Fund.

     The 1995 Minnesota Legislature enacted a statement of intent, codified as Minnesota Statutes, Section 289A.50.10, that interest on obligations of Minnesota governmental units and Indian tribes be included in net income of individuals, estates and trusts for Minnesota income tax purposes if a court determines that Minnesota's exemption of such interest unlawfully discriminates against interstate commerce because interest on obligations of governmental issuers located in other states is so included. This provision applies to taxable years that begin during or after the calendar year in which any such court decision becomes final, irrespective of the date on which the obligations were issued. The Companies are not aware of any decision in which a court has held that a state's exemption of interest on its own bonds or those of its political subdivisions or Indian tribes, but not of interest on the bonds of other states or their political subdivisions or Indian tribes, unlawfully discriminates against interstate commerce or otherwise contravenes the United States Constitution. Nevertheless, the Companies cannot predict the likelihood that interest on the Minnesota bonds held by Tax-Free Minnesota Fund would become taxable under this Minnesota statutory provision.

TAXATION OF THE UNDERLYING FUNDS

     With respect to the funds of funds, each Underlying Fund intends to qualify annually and elects to be treated as a regulated investment company under Subchapter M of the Code. In any year in which an Underlying Fund qualifies as a regulated investment company and timely distributes all of its taxable income, the funds of funds generally will not pay any federal income or excise tax.

                              PRINCIPAL UNDERWRITER

     HIFSCO, the investment manager of each Fund, also serves as the principal underwriter. HIFSCO is located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

                                    CUSTODIAN

     Portfolio securities of each Fund are held pursuant to a separate Custody Agreement between each Company and State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.

                                 TRANSFER AGENT

     Hartford Administrative Services Company ("HASCO"), 500 Bielenberg Drive, Woodbury, Minnesota 55125, is the transfer agent for each Fund. As transfer agent, HASCO, among other things, receives and processes purchase and redemption orders, effects transfers of shares, prepares and transmits payments for dividends and distributions, and maintains records of account. For its services, HASCO is paid a fee based on assets or number of accounts, depending on the class of shares.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audited financial statements and the financial highlights appearing in the annual reports for the fiscal year ended October 31, 2007 have been audited by Ernst & Young LLP, the Funds' independent registered public accounting firm, as set forth in their reports with respect thereto. Such financial statements and financial highlights are incorporated by reference herein in reliance upon such reports given on the authority of the independent registered public accounting firm as experts in accounting and auditing. The principal business address of Ernst &Young LLP is 220 South Sixth Street, Suite 1400, Minneapolis, MN 55402.

                                OTHER INFORMATION

     The Hartford has granted the Companies the right to use the name, "The Hartford" or "Hartford", and has reserved the right to withdraw its consent to the use of such name by the Companies and the Funds at any time, or to grant the use of such name to any other company.

                                 CODE OF ETHICS

     Each Fund, HIFSCO and each sub-adviser has each adopted a code of ethics designed to protect the interests of each Fund's shareholders. Under each code of ethics, investment personnel are permitted to trade securities for their own account, including securities that may be purchased or held by a Fund, subject to certain restrictions. Each code of ethics has been filed with the SEC and may be viewed by the public.

                              FINANCIAL STATEMENTS

     The Companies' audited financial statements (except with respect to Global Equity Fund, Target Retirement 2015 Fund, Target Retirement 2025 Fund, Target Retirement 2035 Fund, Target Retirement 2040 Fund, Target Retirement 2045 Fund and Target Retirement 2050 Fund), together with the notes thereto, and report of Ernst & Young LLP, the Companies' independent registered public accounting firm, contained in the Companies' annual report for the year ended October 31, 2007 as filed with the SEC, are incorporated by reference into this SAI. The Hartford Mutual Funds, Inc.'s audited financial statements with respect to Global Equity Fund, Target Retirement 2015 Fund, Target Retirement 2025 Fund, Target Retirement 2035 Fund, Target Retirement 2040 Fund, Target Retirement 2045 Fund and Target Retirement 2050 Fund, together with the notes thereto, and report of Ernst & Young LLP, independent registered public accounting firm, will be available in the Company's annual report once each Fund has completed its first annual fiscal period.

                      PROXY VOTING POLICIES AND PROCEDURES

The Boards of Directors believe that the voting of proxies with respect to securities held by each Fund is an important element of the overall investment process. The Funds have adopted a policy for each sub-advised Fund that a Fund's sub-adviser vote proxies, subject to oversight by the Funds' investment manager. Each sub-adviser has a duty to vote or not vote such proxies in the best interests of the Fund it sub-advises and its shareholders, and to avoid the influence of conflicts of interest. With respect to any Fund established as a fund of funds and for which no sub-adviser is retained, the Funds policy provides that HIFSCO will vote any proxies of the underlying funds in accordance with the vote of the shareholders of the underlying Funds.

The policies and procedures used by the investment manager and each sub-adviser to determine how to vote certain proxies relating to portfolio securities are described below. In addition to a summary description of such policies and procedures, included below are descriptions of how such policies and procedures apply to various topics. However, the following are descriptions only and more complete information should be obtained by reviewing each sub-adviser's policies and procedures, as well as, the funds' voting records. For a complete copy of each sub-adviser's proxy voting policies and procedures, as well as any separate guidelines it utilizes, please refer to www.hartfordinvestor.com/mutualfunds/proxyvotingpolicies. Information on how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge, upon request, by calling 1-888-843-7824 and (2) on the SEC's website at www.sec.gov.

                   HARTFORD INVESTMENT FINANCIAL SERVICES, LLC

The Checks and Balances Fund allocates its assets in a combination of other Hartford Mutual Funds. If an underlying Hartford Mutual Fund has a shareholder meeting, HIFSCO votes proxies in the same proportion as the vote of the Hartford Mutual Fund's other shareholders (sometimes called "mirror" or "echo" voting).

                     HARTFORD INVESTMENT MANAGEMENT COMPANY

The Funds for which Hartford Investment Management Company ("Hartford Investment Management") serves as sub-adviser have granted to Hartford Investment Management the authority to vote proxies on their behalf with respect to the assets managed by Hartford Investment Management. Hartford Investment Management votes proxies in what it believes are the best economic interests of its clients and in accordance with its Proxy Policies and Procedures. Hartford Investment Management's Proxy Committee is responsible for the review and approval of the Hartford Investment Management's Proxy Policies and Procedures. Day-to-day administration of the proxy voting process at Hartford Investment Management is the responsibility of the portfolio manager of the relevant client account. Although Hartford Investment Management has established its own Proxy Guidelines setting forth general guidelines for voting proxies, Hartford Investment Management personnel evaluate all proxies and vote proxies based on their assessment of the merits of each proposal. Absent a material conflict of interest, the applicable portfolio manager has the authority to determine the final vote for securities held in the account for which he or she serves as the designated manager.

Hartford Investment Management votes proxies solicited by an investment company in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting).

Hartford Investment Management maintains procedures designed to identify and address material conflicts of interest in voting proxies. Proxy votes for which an apparent conflict of interest is identified are reviewed by the Proxy Committee to resolve the conflict and direct the vote.

Hartford Investment Management may be unable to vote or may determine not to vote a proxy on behalf of an HLS Fund due to, for example, the existence of securities lending arrangements, lack of adequate information, and untimely receipt of proxy materials.

In order to facilitate the proxy voting process, Hartford Investment Management has retained Glass Lewis & Company ("Glass Lewis") as experts in the proxy voting and corporate governance area. Glass Lewis specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include in-depth research, analysis and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While Hartford Investment Management will rely upon Glass Lewis research and recommendations in voting proxies (and will often follow such recommendations), Hartford Investment Management may deviate from Glass Lewis's recommendations on general policy issues or specific proxy proposals.

Glass Lewis provides comprehensive summaries of proxy proposals, publications discussing key proxy voting issues and specific vote recommendations regarding portfolio company proxies to assist in the proxy research process. Upon request, portfolio managers may receive any or all of the above-mentioned research materials to assist in the vote determination process. The final authority and responsibility for proxy voting decisions remains with Hartford Investment Management.

MATERIAL CONFLICT OF INTEREST IDENTIFICATION AND RESOLUTION PROCESSES

Hartford Investment Management's functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. The portfolio manager or his or her designee reviews each proxy to assess the extent to which there may be a potential conflict of interest. Some of these potential conflicts of interest may include:

     - The issuer that is soliciting Hartford Investment Management's proxy vote is also a client of Hartford Investment Management or an affiliate;

     - A Hartford Investment Management employee has acquired non-public information about an issuer that is soliciting proxies;

     - A Hartford Investment Management employee has a business or personal relationship with, or financial interest in, the issuer or officer or Board member of the issuer; and

     - A Hartford Investment Management employee is contacted by management or board member of a company regarding an upcoming proxy vote.

All personnel are required to contact Investment Compliance about any apparent conflicts of interest, including apparent conflicts of interest involving personal relationships. In cases of apparent conflicts of interest, the proxy will be voted according to the recommendations set forth by Glass Lewis. Should Investment Compliance believe other considerations should be taken into account for a particular proxy with an apparent conflict of interest, the Proxy Committee will be consulted to review such potential conflict and the special considerations raised by Investment Compliance. The Proxy Committee will then resolve the conflict and direct the vote. In order to avoid even the appearance of impropriety, the Proxy Committee will not take Hartford Investment Management's relationship with a company into account, and will vote the company's proxies in the best interest of Hartford Investment Management's clients, in accordance with the Proxy Voting Policies and Procedures. Notwithstanding the foregoing, all proxy votes solicited by an Affiliated Underlying Fund will be voted by Hartford Investment Management in the same proportion as the vote of the Affiliated Underlying Fund's other shareholders (sometimes called "mirror" or "echo" voting). Any Proxy Committee member who is himself or herself subject to the identified conflict will not participate in the Proxy Committee's proxy voting activities regarding and any discussions of the particular proxy, including the decision on whether and how to vote the proxy in question. Investment Compliance will record and maintain minutes for the Proxy Committee meetings to document the factors that were considered to evidence that there was a reasonable basis for the Proxy Committee's decision.

SITUATIONS IN WHICH HARTFORD INVESTMENT MANAGEMENT MAY NOT VOTE PROXIES

In certain instances, Hartford Investment Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered:

          - Securities Lending - Hartford Investment Management's mutual funds and third party (client) accounts may have a securities lending agent. In this case, Hartford Investment Management may be unable to vote proxies when the underlying securities have been lent out pursuant to such securities lending program. In general, Hartford Investment Management does not know when securities have been lent out and are therefore unavailable to be voted.

          - Lack of Adequate Information or Untimely Receipt of Proxy - Hartford Investment Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines.

GLASS LEWIS PROXY VOTING GUIDELINES SUMMARY

ANTI-TAKEOVER MEASURES

          Poison Pills (Shareholder Rights Plans). Typically Glass Lewis recommends that shareholders vote against these plans to protect their financial interests and ensure that they have an opportunity to consider any offer for their shares, especially those at a premium. In certain limited circumstances, Glass Lewis will support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what Glass Lewis believes to be a reasonable 'qualifying offer' clause.

          Right of Shareholders to Call a Special Meeting. In order to prevent abuse and waste of corporate resources by a minority of shareholders, Glass Lewis believes this right should be limited to a minimum of 15% of the shareholders requesting such a meeting. However, when proposals are presented that would allow shareholders to call special meetings without a minimum threshold, Glass Lewis will support them because the benefit to shareholders outweighs the possible abuse of the right to call shareholder meetings.

          Shareholder Action by Written Consent. In order to prevent abuse and waste of corporate resources by a minority of shareholders, Glass Lewis believes that such rights should be limited to a minimum of 15% of the shareholders requesting action by written consent. However, when proposals are presented to allow shareholders the opportunity to act by written consent without specifying a minimum threshold, Glass Lewis will support them based on the belief that shareholders are better off with this right than without it, and because the benefit to shareholders outweighs the potential for abuse.

          Advance Notice Requirements for Shareholder Ballot Proposals. Glass Lewis typically recommends that shareholders vote against these proposals.

          Cumulative Voting. Glass Lewis reviews these proposals on a case-by-case basis, factoring in the independence of the board and the status of the company's governance structure. However, Glass Lewis typically finds that these proposals are on ballots at companies where independence is lacking and where the appropriate checks and balances that favor shareholders are not in place. In those instances Glass Lewis typically recommends in favor of cumulative voting.

          Supermajority Vote Requirements. Glass Lewis believes that supermajority vote requirements impede shareholder action on ballot items critical to shareholder interests.

ELECTION OF DIRECTORS

          Voting Recommendation on the Basis of Independence: Glass Lewis looks at each director nominee and examines the director's relationships with the company, the company's executives and other directors. Glass Lewis does this to find personal, familial, or financial relationships (not including director compensation) that may impact the director's decisions. Glass Lewis believes that such relationships makes it difficult for a director to put shareholders' interests above the director's or the related party's interests. Glass Lewis also believes that a director who owns more than 20% of a company can exert disproportionate influence on the board and, in particular, the audit committee.

In general, Glass Lewis believes a board will be most effective in protecting shareholders' interests if it is at least two-thirds' independent. In the event that more than one third of the members are affiliated or inside directors, Glass Lewis typically(1) recommends withholding votes from some of the inside and/or affiliated directors in order to satisfy the two-thirds threshold.

Glass Lewis believes that only independent directors should serve on a company's audit, compensation, nominating and governance committees.(2) Glass Lewis typically recommends that shareholders withhold their votes for any affiliated or inside director seeking appointment to an audit, compensation, nominating or governance committee, or who has served in that capacity in the past year.

          Voting Recommendation on the Basis of Performance: Glass Lewis disfavors directors who have a record of not fulfilling their responsibilities to shareholders at any company where they have held a board or executive position. See full guidelines for criteria.

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(1) In the case of a staggered board, if the affiliates or insiders that we believe should not be on the board are not standing for election, Glass Lewis will express its concern regarding those directors, but Glass Lewis will not recommend withholding from the affiliates or insiders who are up for election just to achieve two-thirds independence.

(2) Glass Lewis will recommend withholding votes from any member of the audit committee who owns 20% or more of the company's stock, and Glass Lewis believes that there should be a maximum of one director (or no directors if the committee is comprised of less than three directors) who owns 20% or more of the company's stock on the compensation, nominating and governance committees.

          Voting Recommendation on the Basis of Experience: Glass Lewis typically recommends that shareholders withhold votes from directors who have served on boards or as executives of companies with records of poor performance, overcompensation, audit- or accounting-related issues and/or other indicators of mismanagement or actions against the interests of shareholders.

          Voting Recommendation on the Basis of Other Considerations: Glass Lewis recommends shareholders withhold votes from certain types of affiliated or inside directors under nearly all circumstances.

APPOINTMENT OF AUDITORS

     Glass Lewis generally supports management's choice of auditor except when Glass Lewis believes the auditor's independent or audit integrity has been compromised. Where a board has not allowed shareholders to review and ratify an auditor, Glass Lewis typically recommends withholding votes from the audit committee chairman. When there have been material restatements of annual financial statements or material weakness in internal controls, Glass Lewis usually recommends withholding votes from the entire committee.

Glass Lewis typically supports audit-related proposals regarding mandatory auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years).

CHANGES TO CAPITAL STRUCTURE

When analyzing a request for additional shares, Glass Lewis typically reviews four common reasons why a company might need additional capital stock beyond what is currently available:

     - Stock Split - Glass Lewis typically considers three metrics when evaluating whether Glass Lewis thinks a stock split is likely or necessary: the historical stock pre-split price, if any; the current price relative to the Company's most common trading price over the past 52 weeks; and some absolute limits on stock price that in Glass Lewis' view either always make a stock split appropriate if desired by management or would almost never be a reasonable price at which to split a stock.

     - Shareholder Defenses - Additional authorized shares could be used to bolster takeover defenses such as a "poison pill." Proxy filings often discuss the usefulness of additional shares in defending against or discouraging a hostile takeover as a reason for a requested increase. Glass Lewis is typically against such defenses and will oppose actions intended to bolster such defenses.

     - Financing for Acquisitions - Glass Lewis looks at whether the company has a history of using stock for acquisitions and attempts to determine what levels of stock have typically been required to accomplish such transactions. Likewise, Glass Lewis looks to see whether this is discussed as a reason for additional shares in the proxy.

     - Financing for Operations - Glass Lewis reviews the company's cash position and its ability to secure financing through borrowing or other means. Glass Lewis looks at the company's history of capitalization and whether the company has had to use stock in the recent past as a means of raising capital.

Issuing additional shares can dilute existing holders in limited circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where Glass Lewis finds that the company has not detailed a plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, Glass Lewis typically recommends against the authorization of additional shares. While Glass Lewis thinks that having adequate shares to allow management to make quick decisions and effectively operate the business is critical, Glass Lewis prefers that, for significant transactions, management come to shareholders to justify their use of additional shares rather than providing a blank check in the form of a large pool of unallocated shares available for any purpose.

EQUITY BASED COMPENSATION PLANS

Glass Lewis evaluates option- and other equity-based compensation plans using a detailed model and analyst review. Glass Lewis believes that equity compensation awards are useful, when not abused, for retaining employees and providing an incentive for them to act in a way that will improve company performance.

Glass Lewis' analysis is quantitative and focused on the plan's cost as compared with the business's operating metrics. Glass Lewis runs twenty different analyses, comparing the program with absolute limits Glass Lewis believes are key to equity value creation and with a carefully chosen peer group. In general, Glass Lewis' model seeks to determine whether the proposed plan is either absolutely excessive or is more than one standard deviation away from the average plan for the peer group on a range of criteria, including dilution to shareholders and the projected annual cost relative to the company's financial performance. Each of the twenty analyses (and their constituent parts) is weighted and the plan is scored in accordance with that weight.

          Option Exchanges. Glass Lewis views option repricing plans and option exchange programs with great skepticism. Shareholders have substantial risk in owning stock and, as a general matter, Glass Lewis believes that the employees, officers and directors who receive stock options should be similarly situated to align their interests with shareholder interests.

          Performance Based Options. Glass Lewis believes in performance-based equity compensation plans for senior executives. Glass Lewis feels that executives should be compensated with equity when their performance and the company's performance warrants such rewards. While Glass Lewis does not believe that equity-based compensation plans for all employees should be based on overall company performance, Glass Lewis does support such limitations for equity grants to senior executives (although some equity-based compensation of senior executives without performance criteria is acceptable, such as in the case of moderate incentive grants made in an initial offer of employment or in emerging industries). Glass Lewis generally recommends that shareholders vote in favor of performance-based option requirements.

          Linking Pay with Performance. Glass Lewis strongly believes executive compensation should be linked directly with the performance of the business the executive is charged with managing. Glass Lewis has a proprietary pay-for-performance model that evaluates compensation of the top five executives at every company in the Russell 3000. Glass Lewis' model benchmarks the these executives' pay against their performance using three peer groups for each company: an industry peer group, a smaller sector peer group and a geographic peer group. Using a forced curve and a school letter-grade system, Glass Lewis ranks companies according to their pay-for-performance. Glass Lewis uses this analysis to inform Glass Lewis' voting decisions on each of the compensation issues that arise on the ballot. Likewise, Glass Lewis uses this analysis in Glass Lewis' evaluation of the compensation committee's performance.

          162(m) Plans. Section 162(m) of the Internal Revenue Code allows companies to deduct compensation in excess of $1 million for the CEO and the next four most highly compensated executive officers upon shareholder approval of the excess compensation. Glass Lewis recognizes the value of executive incentive programs and the tax benefit of shareholder-approved incentive plans. Glass Lewis believes the best practice for companies is to provide reasonable disclosure to shareholders so that they can make sound judgments about the reasonableness of the proposed compensation plan. To allow for meaningful shareholder review, Glass Lewis prefers that these proposals include: specific performance goals, a maximum award pool and a maximum award amount per employee. Glass Lewis also believes it is important to analyze the estimated grants to see if they are reasonable and in line with the company's peers. Glass Lewis typically recommends against a 162(m) plan where: a company fails to provide at least a list of performance targets; a company fails to provide one of either a total pool or an individual maximum; or the proposed plan is excessive when compared with the plans of the company's peers. However, where a company has a record of reasonable pay relative to business performance, Glass Lewis is not typically inclined to recommend against a plan even if the plan caps seem large relative to peers because they recognize the value in special pay arrangements for continued exceptional performance.

          Director Compensation Plans. Glass Lewis believes that non-employee directors should receive compensation for the time and effort they spend serving on the board and its committees. In particular, Glass Lewis supports compensation plans that include option grants or other equity-based awards, which help to align the interests of outside directors with those of shareholders. Director fees should be competitive in order to retain and attract qualified individuals. However, excessive fees represent a financial cost to the company and threaten to compromise the objectivity and independence of non-employee directors. Therefore, a balance is required.

          Limits on Executive Compensation. As a general rule, Glass Lewis believes shareholders should not be directly involved in setting executive compensation. Such matters should be left to the compensation committee. Glass Lewis views the election of compensation committee members as the appropriate mechanism for shareholders to express their disapproval or support of board policy on executive pay. Further, Glass Lewis believes that companies whose pay-for-performance is in line with its peers should be able to compensate their executives in a manner that drives growth and profit without destroying ethical values, giving consideration to their peers' comparable size and performance. However, Glass Lewis favors performance-based compensation as an effective means of motivating executives to act in the best interests of shareholders. Performance-based compensation may be limited if CEO pay is capped at a low level rather than flexibly tied to company performance.

          Limits on Executive Stock Options. Glass Lewis typically recommends that Glass Lewis' clients oppose caps on executive stock options.

          Linking Pay to Social Criteria. Glass Lewis believes that ethical behavior is an important part of executive performance and should be taken into account when evaluating performance and determining compensation. Glass Lewis also believes, however, that the compensation committee is in the best position to set policy on management compensation. Shareholders can hold the compensation committee accountable for pay awarded.

          Full Disclosure of Executive Compensation. Glass Lewis believes that complete, timely and transparent disclosure of executive pay is critical to allowing shareholders to evaluate the extent to which the pay is keeping pace with company performance. However, Glass Lewis is concerned when a proposal goes too far in the level of detail that it requests for executives other than the most high-ranking leaders of the company. While Glass Lewis is in favor of full disclosure for senior executives and Glass Lewis views pay disclosure at the aggregate level (e.g., the number of employees being paid over a certain amount or in certain categories) as potentially very useful, Glass Lewis does not believe that shareholders need or will benefit from detailed reports about individual management employees other than the most senior executives.

SOCIAL AND CORPORATE RESPONSIBILITY

Glass Lewis believes that disclosure regarding how a company uses its funds is an important component of corporate accountability to shareholders. Some campaign contributions are heavily regulated by federal, state and local laws. Most jurisdictions have detailed disclosure laws so that information on some contributions is publicly available. Other than where a company does not adequately disclose information about its contributions to shareholders or where a company has a history of abuse in the donation process, Glass Lewis believes that the mechanism for disclosure and the standards for giving are best left to the board. However, Glass Lewis will consider supporting shareholder proposals seeking greater disclosures of political giving in cases where additional company disclosure is nonexistent or limited and there is some evidence or credible allegation that the company is mismanaging corporate funds through political donations or has a record of doing so.

In general, Glass Lewis believes that labor and human resource policies are typically best left to management and the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. It is Glass Lewis' opinion that management is in the best position to determine appropriate practices in the context of its business. Glass Lewis will hold directors accountable for company decisions related to labor and employment problems. However, in situations where there is clear evidence of practices resulting in significant economic exposure to the company, Glass Lewis will support shareholders proposals that seek to address labor policies.

          Non-Discrimination Policies. Glass Lewis believes that human resource policies are best left to management and the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. Management is in the best position to determine which policies will promote the interests of the firm across its various businesses.

          Military and US Government Business Policies. Glass Lewis believes that disclosure to shareholders of information on key company endeavors is important. However, Glass Lewis generally does not support resolutions that call for shareholder approval of policy statements for or against government programs that are subject to thorough review by the Federal Government and elected officials at the national level.

          Foreign Government Business Policies. Glass Lewis believes that business policies regarding foreign operations are best left to management and the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. Glass Lewis believes that shareholders should hold board members accountable for these issues when they face re-election.

          Environmental Policies. Glass Lewis believes that when management and the board have displayed disregard for environmental risks, have engaged in egregious or illegal conduct, or have failed to adequately respond to current or imminent environmental risks that threaten shareholder value, shareholders should hold directors accountable when they face reelection. Glass Lewis believes that part of the board's role is to ensure that management conducts a complete risk analysis of company operations, including those that have environmental implications, and that directors should monitor management's performance in mitigating the environmental risks attendant with relevant operations in order to eliminate or minimize the risks to the company and shareholders. Glass Lewis may recommend that votes be withheld from responsible members of the governance committee when a substantial environmental risk has been ignored or inadequately addressed, and may in some cases recommend that votes be withheld from all directors who were on the board when the substantial risk arose, was ignored or was not mitigated.

                  KAYNE ANDERSON RUDNICK INVESTMENT MANAGEMENT

Kayne Anderson Rudnick Investment Management, LLC ("KAR") acknowledges its fiduciary responsibility to vote proxies in a manner that ensures to the exclusive benefit of the underlying participants and beneficiaries, while using the care, skill, and diligence that a prudent person acting in a like capacity and familiar with such matters would use under the circumstances then prevailing. The principles for voting proxies are as follows:

          1. KAR votes all proxies to, in its opinion, maximize shareholder value, which is defined as long term value accretion through dividend and price appreciation. In addition, KAR's investment philosophy is to purchase "Quality" companies for the portfolios of its clients. One of the four main criteria for "Quality" is excellence in management. Hence, KAR tends to vote non-shareholder-value issues in alignment with management's recommendations, if there is no conflict with shareholder value. For example, "Poison Pills" and other anti-takeover measures are not supported, even if recommended by management.

          2. KAR has responsibility for voting proxies. To assist in analyzing proxies, KAR subscribes to Institutional Shareholder Services ("ISS"), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and vote recommendations. KAR fully reviews and approves the ISS Proxy Voting Guidelines and follows their recommendations on most issues brought to a shareholder vote. In special circumstances, where a KAR research analyst or portfolio manager believes that any ISS recommendation would be to the detriment of KAR's investment clients, KAR will override an ISS recommendation. An appropriate committee comprised of senior management will approve the override.

          3. Absent any special circumstance, the Proxy Voting Guidelines are followed when voting proxies.

          4. KAR may occasionally be subject to conflicts of interest in the voting of proxies because of business or personal relationships it maintains with persons having an interest in the outcome of specific votes. KAR and its employees may also occasionally have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships. If at any time, the responsible voting parties become aware of any type of potential conflict of interest relating to a particular proxy proposal, they will promptly report such conflict to the director of Compliance. Conflicts of interest are handled in various ways depending on the type and materiality.

ISS's proxy voting policies and procedures with respect to certain issues can be found on page 131.

CONFLICTS OF INTEREST

KAR may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. For example, KAR may provide investment management, brokerage, underwriting, and related services to accounts owned or controlled by companies whose management is soliciting proxies. KAR and/or its employees may also occasionally have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships. If at anytime, the responsible voting parties become aware of any type of potential conflict of interest relating to a particular proxy proposal, they will promptly report such conflict to the Chief Compliance Officer. Conflicts of interest are handled in various ways depending on the type and materiality. To prevent material conflicts of interest from affecting the manner in which KAR votes clients' proxies the following procedures are followed:

     - Where the ISS Proxy Voting Guidelines outline the firm's voting position, either as "for" or "against" such proxy proposal, voting is in accordance with the KAR's Proxy Voting Guidelines.

     - Where the ISS Proxy Voting Guidelines outline the firm's voting position to be on a "case-by-case basis" for such proposal, KAR will vote according to the ISS recommendation, unless special circumstances prevail.

SITUATIONS IN WHICH KAR MAY NOT VOTE PROXIES

KAR may choose not to vote proxies in certain situations or for certain accounts, such as: 1) where a client has informed the firm that it wishes to retain the right to vote the proxy, KAR will instruct the custodian to send the proxy material directly to the client, 2) where the firm deems the cost of voting would exceed any anticipated benefit to the client, 3) where a proxy is received for a client account that has been terminated with the firm, 4) where a proxy is received for a security the firm no longer manages (i.e., the firm had previously sold the entire position), or 5) where the exercise of voting rights could restrict the ability of an account's portfolio manager to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as "blocking markets").

Various accounts in which KAR has proxy voting discretion participate in securities lending programs administered by the custodian or a third party. Since title to loaned securities passes to the borrower, the firm will be unable to vote any security that is out on loan to a borrower on a proxy record date. If the firm has investment discretion, however, it reserves the right of the portfolio manager to instruct the lending agent to terminate a loan in situations where the matter to be voted upon is deemed to be material to the investment and the benefits of voting the security are deemed to outweigh the costs of terminating the loan.

                      METROPOLITAN WEST CAPITAL MANAGEMENT

Metropolitan West Capital Management, LLC ("MetWest Capital") will vote (by proxy or otherwise) on all matters for which a shareholder vote is solicited by issuers of securities beneficially held in client accounts in such manner as the firm deems appropriate, in accordance with its written policies and procedures. These policies and procedures set forth guidelines for voting many typical proxy proposals. In certain instances, MetWest Capital may determine that it is in its clients' best interests to deviate from the guidelines or the proxy issue may require individual case-by-case consideration under the guidelines. These guidelines typically result in MetWest Capital voting consistent with the recommendations of the issuer's management in most routine matters, which MetWest Capital believes to be in the best interest of clients. Gary W. Lisenbee and Samir Sikka, the lead strategists for the Small Cap Intrinsic Value strategy, are primarily responsible for monitoring corporate developments and voting proxies in the best interest of clients.

Where a proxy proposal raises a material conflict of interest between MetWest Capital's interests and that of one or more its clients, MetWest Capital will resolve such conflict. MetWest Capital will judge on a case-by-case basis what constitutes a material conflict of interest. The areas of particular sensitivity include proxy votes or other corporate actions involving (i) companies for which an officer or employee of MetWest Capital is known to serve as a director or officer of a publicly traded company or (ii) companies that have a known material business relationship with MetWest Capital.

When voting proxies or acting on corporate actions for clients, the MetWest Capital's utmost concern is that all decisions be made solely in the best interest of its clients. MetWest Capital will act in a prudent and diligent manner intended to enhance the economic value of the assets of its clients' accounts.

Each proxy issue will be considered individually. The following Guidelines constitute a partial list to be used in voting proposals contained in the proxy statements, but will not be considered rigid rules. These Guidelines typically result in MetWest Capital voting consistent with the recommendations of the issuer's management in most routine matters, which MetWest Capital believes to be in the best interest of clients.

CONFLICTS OF INTEREST

Where a proxy proposal raises a material conflict of interest between MetWest Capital's interests and that of one or more its clients, MetWest Capital shall resolve such conflict in the manner described below. MetWest Capital will judge on a case-by-case basis what constitutes a material conflict of interest. The areas of particular sensitivity include proxy votes or other corporate actions involving (i) companies for which an officer or employee of MetWest Capital or an affiliate of MetWest Capital is known to serve as a director or officer of a publicly traded company; (ii) companies that are affiliates of MetWest Capital or (iii) companies that have a known material business relationship with MetWest Capital.

- Vote in Accordance with the Guidelines. For routine proxy proposals (Approve/Oppose), MetWest Capital shall vote in accordance with its pre-determined voting policy, as stated in the Guidelines. For proxy proposals that are considered on a Case-by-Case basis, MetWest Capital will take action as described in items 2 or 3 below. For proxy proposals not described herein, MetWest Capital will take action as described in items 2 or 3 below;

- Obtain Consent of Clients. MetWest Capital shall disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities. The disclosure to the clients will include sufficient detail regarding the matter to be voted on and the nature of MetWest Capital's conflict to enable the clients to make an informed decision regarding the vote. When a client does not respond to such a conflict disclosure request or denies the request, MetWest Capital will abstain from voting the securities held by that client's account; or;

- Use of an Independent Third Party. Alternatively, MetWest Capital may forward all proxy matters in which MetWest Capital has a conflict of interest regarding the client's securities to an identified independent third party for review and recommendation. Where such independent third party's recommendations are received on a timely basis, MetWest Capital will vote all such proxies in accordance with such third party's recommendation. If the third party's recommendations are not timely received, MetWest Capital will abstain from voting the securities held by that client's account.

The Chief Investment Officer will review proxies received for conflicts of interest as part of MetWest Capital's overall vote review process. All material conflicts of interest identified by MetWest Capital will be addressed as described above.

GUIDELINES

Each proxy issue will be considered individually. The following Guidelines constitute a partial list to be used in voting proposals contained in proxy statements, but will not be considered rigid rules. These Guidelines typically result in MetWest Capital voting consistent with the recommendations of the issuer's management in most routine matters, which MetWest Capital believes to be in the best interest of clients.

ANTI-TAKEOVER PROVISIONS

          Proposals to stagger board members' terms. Approve.

          Proposals to limit the ability of shareholders to call special meetings. Approve.

          Proposals to require super majority votes. Oppose.

          Proposals regarding "poison pill" provisions. Oppose.

          Permitting "green mail." Oppose.

DIRECTORS

          Election of directors recommended by management, except if there is a proxy fight. Approve.

          Ratification of director's actions on routine matters since previous annual meeting. Approve.

          Limiting directors' liability. Approve.

          Eliminating director mandatory retirement policies. Case-by-case.

          Allowing indemnification of directors and/or officers after reviewing the applicable laws and extent of protection requested. Case-by-case.

APPOINTMENT OF AUDITORS

          Election of auditors recommended by management, unless seeking to replace if there exists a dispute over policies. Approve.

SHAREHOLDER VOTING RIGHTS

          Providing cumulative voting rights. Oppose.

          Confidential voting. Approve.

               Shareholders most often propose confidential voting as a means of eliminating undue management pressure on shareholders regarding their votes on proxy issues.

               The Company will generally approve these proposals, as shareholders can later divulge their votes to management on a selective basis if a legitimate reason arises.

CHANGES TO CAPITAL STRUCTURE

          Eliminate preemptive rights. Approve.

          Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings. These provisions are no longer common in the U.S. and can restrict management's ability to raise new capital.

          MetWest Capital generally approves the elimination of preemptive rights but will oppose the elimination of limited preemptive rights, e.g., on proposed issues representing more than an acceptable level of total dilution.

          Option and stock grants to management and directors. Case-by-case.

COMPENSATION

          Employee Stock Purchase Plan. Approve.

          Establish 401(k) Plan. Approve.

          Pay directors solely in stocks. Case-by-case.

SOCIAL AND CORPORATE RESPONSIBILITY

          Limitation on charitable contributions or fees paid to lawyers.
Approve.

          "Social issues," unless specific client guidelines supersede. Case-by-case.

ANNUAL MEETINGS

          Date and place of annual meeting. Approve.

          Rotate annual meeting. Case-by-case.

SITUATIONS IN WHICH METWEST CAPITAL MAY NOT VOTE PROXIES

In certain circumstances, in accordance with a client's investment advisory agreement (or other written directive) or where MetWest Capital has determined that it is in the client's best interest, MetWest Capital will not vote proxies received. The following are some circumstances in which MetWest Capital will limit its role in voting proxies received on client securities:

     - Client Maintains Proxy Voting Authority. Where the client specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, MetWest Capital will not vote the proxies and will direct the relevant custodian to send the proxy material directly to the client. If MetWest Capital receives any proxy material, MetWest Capital will promptly forward it to the client or specified third party.

     - Terminated Account. Once a client's account has been terminated with MetWest Capital in accordance with its investment advisory agreement, MetWest Capital will not vote any proxies received after the termination. However, the client may specify in writing that proxies should be directed to the client (or a specified third party) for action.

     - Unjustifiable Costs. In certain circumstances, based on the results of a cost-benefit analysis, if MetWest Capital determines that the cost of voting a client's proxy would exceed any anticipated benefits of the proxy proposal, MetWest Capital may abstain from voting.

                           SSGA FUNDS MANAGEMENT, INC.

SSgA Funds Management, Inc. ("SSgA FM") seeks to vote proxies for which it has discretionary authority in the best interests of its clients. This entails voting proxies in a way which SSgA FM believes will maximize the monetary value of each portfolio's holdings with respect to proposals that are reasonably anticipated to have an impact on the current or potential value of a security. SSgA FM takes the view that voting in a manner consistent with maximizing the value of our clients' holdings will benefit SSgA FM's direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors ("SSgA") Investment Committee. The SSgA Investment Committee reviews and approves amendments to the SSgA FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to the SSgA FM Proxy Review Committee, a subcommittee of the SSgA Investment Committee. SSgA FM retains the final authority and responsibility for voting.

In order to facilitate SSgA FM's proxy voting process, SSgA FM retains Institutional Shareholder Services ("ISS"), a firm with expertise in the proxy voting and corporate governance fields. ISS assists in the proxy voting process, including acting as our voting agent (i.e. actually processing the proxies), advising SSgA FM as to current and emerging governance issues that SSgA FM may wish to address, interpreting this policy and applying it to individual proxy items, and providing analytical information concerning specific issuers and proxy items as well as governance trends and developments. The Manager of Corporate Governance works with ISS to establish and update detailed procedures to implement this policy.

From time to time, proxy votes will be solicited which fall into one of the following categories:

     (i) proxies which involve special circumstances and require additional research and discussion (e.g. a material merger or acquisition, or a material governance issue with the potential to become a significant precedent in corporate governance); or

     (ii) proxies which are not directly addressed by our policies and which are reasonably anticipated to have an impact on the current or potential value of a security or which we do not consider to be routine.

These proxies are identified through a number of methods, including but not limited to notification from ISS, concerns of clients, review by internal proxy specialists, and questions from consultants. The role of third parties in identifying special circumstances does not mean that SSgA FM will depart from its guidelines; these third parties are all treated as information sources. If they raise issues that SSgA FM determines to be prudent before voting a particular proxy or departing from our prior guidance to ISS, SSgA FM will weigh the issue along with other relevant factors before making an informed decision. In all cases, SSgA FM votes proxies as to which SSgA FM has voting discretion in a manner that we determine to be in the best interest of our clients. As stated above, if the proposal has a quantifiable effect on shareholder value, SSgA FM seeks to maximize the value of a portfolio's holdings. With respect to matters that are not so quantifiable, SSgA FM exercises greater judgment but still seek to maximize long-term value by promoting sound governance policies. The goal of the Proxy Voting Committee is to make the most informed decision possible.

In instances of special circumstances or issues not directly addressed by our policies or guidance to ISS, the SSgA FM Manager of Corporate Governance will refer the item to the Chairman of the Investment Committee for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of SSgA FM or its affiliates (as explained in greater detail below under "Potential Conflicts"). If the Manager of Corporate Governance and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, SSgA FM examines the proposals that involve special circumstances or are not addressed by our policy or guidance in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision in our clients' best interest. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy item to the Proxy Review Committee and/or to the entire Investment Committee for a final decision on voting the proxy. The Investment Committee will use the same rationale for determining the appropriate vote.

POTENTIAL CONFLICTS

As discussed above, from time to time, SSgA FM will review a proxy which may present a potential conflict of interest. As a fiduciary to its clients, SSgA FM takes these potential conflicts very seriously While SSgA FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by SSgA FM's potential conflict, there are a number of courses SSgA FM may take. Although various relationships could be deemed to give rise to a conflict of interest, we have determined that two categories of relationships present a sufficiently serious concern to warrant an alternative process: customers of SSgA FM or its affiliates which are among the top 100 clients of SSgA FM and its affiliates based upon revenue; and the 10 largest broker-dealers used by SSgA, based upon revenue (a "Material Relationship").

When the matter falls clearly within the policies set forth above or the guidance previously provided by SSgA FM to ISS and the proxy is to be voted in accordance with that guidance, we do not believe that such decision represents a conflict of interest and no special procedures are warranted.

In circumstances where either (i) the matter does not fall clearly within the policies set forth above or the guidance previously provided to ISS, or (ii) SSgA FM determines that voting in accordance with such policies or guidance is not in the best interests of its clients, the Manager of Corporate Governance will compare the name of the issuer against a list of the top 100 revenue generating clients of State Street Corporation and its affiliates and a list of the top 10 broker-dealer relationships to determine if a Material Relationship exists. (These lists are updated quarterly.) If the issuer's name appears on either list and the pre-determined policy is not being followed, SSgA FM will employ the services of a third party, wholly independent of SSgA FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote. However, in certain circumstances the Proxy Review Committee may determine that the use of a third party fiduciary is not necessary or appropriate, either because the matter involved does not involve a material issue or because the issue in question affects the underlying value of the portfolio position and it is appropriate for SSgA FM, notwithstanding the potential conflict of interest, to vote the security in a manner that it determines will maximize the value to its client. In such situations, the Proxy Committee, or if a broader discussion is warranted, the SSgA Investment Committee, shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of SSgA FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee.

STATE OF INCORPORATION

Generally, SSgA FM votes against management on reincorporation in a state which has more stringent anti-takeover and related provisions; general updating of or corrective amendments to charter; and change in corporation name.

MERGERS AND RESTRUCTURINGS

SSgA FM generally votes:

          - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

          - Against offers when we believe that reasonable prospects exist for an enhanced bid or other bidders

          - Against offers where, at the time of voting, the current market price of the security exceeds the bid price

          - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

          -    For offers made at a premium where no other higher bidder exists

ANTI-TAKEOVER PROVISIONS

Generally, SSgA FM votes in support of management on elimination of "poison pill" rights; reductions in supermajority vote requirements; and adoption of anti-"greenmail" provisions.

Generally, SSgA FM votes against management on anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers; amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions and shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding.

ELECTION OF DIRECTORS

Generally, SSgA FM votes in support of management on election of directors who
(i) we determine to be adequately independent of management and (ii) do not simultaneously serve on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer). Factors that we consider in evaluating independence include whether the nominee is an employee of or related to an employee of the issuer or its auditor, whether the nominee provides professional services to the issuer, or whether the nominee receives non-board related compensation from the issuer

Generally, SSgA FM votes against management on proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

Generally, SSgA FM votes against management on the election of directors who have failed to act on a shareholder proposal that has been approved by a majority of outstanding shares

Generally, SSgA FM votes against management on the election of directors at companies where prior non-cash compensation was improperly "backdated" or "springloaded" where one of the following scenarios exists:

                    - (i) it is unknown whether the Compensation Committee had knowledge of such backdating at the time, (ii) the Compensation Committee was not independent at the time, and (iii) the director seeking reelection served on the Compensation Committee at the time; or

                    - (i) it is unknown whether the Compensation Committee had knowledge of such backdating at the time, (ii) the Compensation Committee was independent at the time, and
                         (iii) sufficient controls have not been implemented to avoid similar improper payments going forward; or

                    - (i) the Compensation Committee had knowledge of such backdating at the time, and (ii) the director seeking reelection served on the Compensation Committee at the time; or

                    - (i) the Compensation Committee did not have knowledge of such backdating at the time, and (ii) sufficient controls have not been implemented to avoid similar improper payments going forward

APPOINTMENT OF AUDITORS

Generally, SSgA FM votes in support of management on the approval of auditors.

SSgA FM votes in support of shareholder-initiated mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent results of audits are reported to the audit committee.

SHAREHOLDER VOTING RIGHT

Generally, SSgA FM votes in support of shareholders on the establishment of confidential voting.

CHANGES TO CAPITAL STRUCTURE

Generally, SSgA FM votes in support of management on capitalization changes which eliminate other classes of stock and voting rights; and changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for US companies and no more than 100% of existing authorization for non-US companies.

Generally, SSgA FM votes against management on capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders; changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders.

COMPENSATION

Generally, SSgA FM votes in support of management on directors' and auditors' compensation; stock purchase plans with an exercise price of not less than 85% if fair market value; and stock option plans which are incentive based and not excessive. Stock option plans which are incentive based and not excessively dilutive. In order to assess the dilutive effect, we divide the number of shares required to fully fund the proposed plan, the number of authorized but unissued shares, and the issued but unexercised shares by fully diluted share count. We review that number in light of certain factors, including the industry of the issuer, in order to make our determination as to whether the dilution is excessive.

Generally, SSgA FM votes against management on Excessive compensation (i.e. compensation plans which are deemed by FM to be overly dilutive); and change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered.

Generally, SSgA FM votes against shareholders on proposals requiring the disclosure of executive retirement benefits if the issuer has an independent compensation committee.

CORPORATE RESPONSIBILITY

SSgA FM votes against shareholder-initiated restrictions related to social, political or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact; and shareholder-initiated proposals which require inappropriate endorsements or corporate actions.

                       WELLINGTON MANAGEMENT COMPANY, LLP

Upon a client's written request, Wellington Management Company, LLP ("Wellington Management") votes securities that are held in the client's account in response to proxies solicited by the users of such securities. Wellington Management established Global Proxy Voting Guidelines to document positions generally taken on common proxy issues voted on behalf of clients. These guidelines are based on Wellington Management's fiduciary obligation to act in the best economic interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Because ethical considerations can have an impact on the long-term value of assets, our voting practices are also attentive to these issues and votes will be cast against unlawful and unethical activity. Further, Wellington Management's experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while the Global Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in questions, and on the company within its industry. It should be noted that the following are guidelines, and not rigid rules, and Wellington Management reserves the right in all cases to vote contrary to guidelines where doing so is judged to represent the best economic interest of its clients.

Wellington Management has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of its clients around the world. Wellington Management's Global Proxy Voting Guidelines set forth the sets of guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion. While the Global Proxy Voting Guidelines set forth general sets of guidelines for voting proxies, it should be noted that these are guidelines and not rigid rules. Many of the guidelines are accompanied by explanatory language that describes criteria that may affect our vote decision. The criteria as described are to be read as part of the guideline, and votes cast according to the criteria will be considered within guidelines. In some circumstances, the merits of a particular proposal may cause us to enter a vote that differs from the Global Proxy Voting Guidelines.

Wellington Management has a Corporate Governance Committee, established by action of the firm's Executive Committee, that is responsible for the review and approval of the firm's written Global Proxy Policies and Procedures and its Global Proxy Voting Guidelines, and for providing advice and guidance on specific proxy votes for individual issuers. The firm's Legal Services Department monitors regulatory requirements with respect to proxy voting on a global basis and works with the Corporate Governance Committee to develop policies that implement those requirements. Day-to-day administration of the proxy voting process at Wellington Management is the responsibility of the Corporate Governance Group within the Corporate Operations Department. In addition, the Corporate Governance Group acts as a resource for portfolio managers and research analysts on proxy matters, as needed.

MATERIAL CONFLICT OF INTEREST IDENTIFICATION AND RESOLUTION PROCESSES

Wellington Management's broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Corporate Governance Committee encourages all personnel to contact the Corporate Governance Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Corporate Governance Committee to determine if there is a conflict, and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Corporate Governance Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Corporate Governance Committee should convene. Any Corporate Governance Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.

The following is a summary of certain of the Global Proxy Voting Guidelines. The "(SP)" after a proposal indicates that the proposal is usually presented as a Shareholder Proposal.

COMPOSITION AND ROLE OF THE BOARD OF DIRECTORS

          Election of Directors. Case-by-Case. Wellington Management believes that shareholders' ability to elect directors annually is the most important right shareholders have. We generally support management nominees, but will withhold votes from any director who is demonstrated to have acted contrary to the best economic interest of shareholders. We may withhold votes from directors who failed to implement shareholder proposals that received majority support, implemented dead-hand or no-hand poison pills, or failed to attend at least 75% of scheduled board meetings.

          Classify Board of Directors. Against. We will also vote in favor of shareholder proposals seeking to declassify boards.

          Adopt Director Tenure/Retirement Age (SP). Against.

          Adopt Director & Officer Indemnification. For. We generally support director and officer indemnification as critical to the attraction and retention of qualified candidates to the board. Such proposals must incorporate the duty of care.

          Allow Special Interest Representation to Board (SP). Against.

          Require Board Independence. For. Wellington Management believes that, in the absence of a compelling counter-argument or prevailing market norms, as least 65% of a board should be comprised of independent directors, with independence defined by the local market regulatory authority. Our support for this level of independence may include withholding approval for non-independent directors, as well as votes in support of shareholder proposals calling for independence.

          Require Key Board Committees to be Independent. For. Key board committees are the Nominating, Audit, and Compensation Committees. Exceptions will be made, as above, in respect of local market conventions.

          Require a Separation of Chair and CEO or Require a Lead Director. For.

          Approve Directors' Fees. For.

          Approve Bonuses for Retiring Directors. Case-by-Case.

          Elect Supervisory Board/Corporate Assembly. For.

          Elect/Establish Board Committee. For.

          Adopt Shareholder Access/Majority Vote on Election of Directors (SP). Case-by-Case. Wellington Management believes that the election of directors by a majority of votes cast is the appropriate standard for companies to adopt and therefore generally will support those proposals that seek to adopt such a standard. Our support for such proposals will extend typically to situations where the relevant company has an existing resignation policy in place for directors that receive a majority of "withhold" votes. We believe that it is important for majority voting to be defined within the company's charter and not simply within the company's corporate governance policy. Generally we will not support proposals that fail to provide for the exceptional use of a plurality standard in the case of contested elections. Further, we will not support proposals that seek to adopt a majority of votes outstanding (i.e., total votes eligible to be cast as opposed to actually cast) standard.

MANAGEMENT COMPENSATION

          Adopt/Amend Stock Option Plans. Case-by-Case.

          Adopt/Amend Employee Stock Purchase Plans. For.

          Approve/Amend Bonus Plans. Case-by-Case.

          In the US, Bonus Plans are customarily presented for shareholder approval pursuant to Section 162(m) of the Omnibus Budget Reconciliation Act of 1992 ("OBRA"). OBRA stipulates that certain forms of compensation are not tax-deductible unless approved by shareholders and subject to performance criteria. Because OBRA does not prevent the payment of subject compensation, we generally vote "for" these proposals. Nevertheless, occasionally these proposals are presented in a bundled form seeking 162 (m) approval and approval of a stock option plan. In such cases, failure of the proposal prevents the awards from being granted. We will vote against these proposals where the grant portion of the proposal fails our guidelines for the evaluation of stock option plans.

          Approve Remuneration Policy. Case-by-Case.

          Exchange Underwater Options. Case-by-Case.

          Wellington Management may support value-neutral exchanges in which senior management is ineligible to participate.

          Eliminate or Limit Severance Agreements (Golden Parachutes). Case-by-Case. We will oppose excessively generous arrangements, but may support agreements structured to encourage management to negotiate in shareholders' best economic interest.

          Shareholder Approval of Future Severance Agreements Covering Senior Executives (SP). Case-by-Case. We believe that severance arrangements require special scrutiny, and are generally supportive of proposals that call for shareholder ratification thereof. But, we are also mindful of the board's need for flexibility in recruitment and retention and will therefore oppose limitations on board compensation policy where respect for industry practice and reasonable overall levels of compensation have been demonstrated.

          Expense Future Stock Options (SP). For.

          Shareholder Approval of All Stock Option Plans (SP). For.

          Disclose All Executive Compensation (SP). For.

REPORTING OF RESULTS

          Approve Financial Statements. For.

          Set Dividends and Allocate Profits. For.

          Limit Non-Audit Services Provided by Auditors (SP). Case-by-Case. We follow the guidelines established by the Public Company Accounting Oversight Board regarding permissible levels of non-audit fees payable to auditors.

          Ratify Selection of Auditors and Set Their Fees. Case-by-Case.

          Wellington Management will generally support management's choice of auditors, unless the auditors have demonstrated failure to act in shareholders' best economic interest.

          Elect Statutory Auditors. Case-by-Case.

          Shareholder Approval of Auditors (SP). For.

SHAREHOLDER VOTING RIGHTS

          Adopt Cumulative Voting (SP). Against.

          We are likely to support cumulative voting proposals at "controlled" companies (i.e., companies with a single majority shareholder), or at companies with two-tiered voting rights.

          Shareholder Rights Plans. Case-by-Case.

          Also known as Poison Pills, these plans can enable boards of directors to negotiate higher takeover prices on behalf of shareholders. However, these plans also may be misused to entrench management. The following criteria are used to evaluate both management and shareholder proposals regarding shareholder rights plans. We generally support plans that include:

     -    Shareholder approval requirement

     -    Sunset provision

     - Permitted bid feature (i.e., bids that are made for all shares and demonstrate evidence of financing must be submitted to a shareholder vote).

          Because boards generally have the authority to adopt shareholder rights plans without shareholder approval, we are equally vigilant in our assessment of requests for authorization of blank check preferred shares (see below).

          Authorize Blank Check Preferred Stock. Case-by-Case.

          We may support authorization requests that specifically proscribe the use of such shares for anti-takeover purposes.

          Eliminate Right to Call a Special Meeting. Against.

          Increase Supermajority Vote Requirement. Against.

          We likely will support shareholder and management proposals to remove existing supermajority vote requirements.

          Adopt Anti-Greenmail Provision. For.

          Adopt Confidential Voting (SP). Case-by-Case.

          We require such proposals to include a provision to suspend confidential voting during contested elections so that management is not subject to constraints that do not apply to dissidents.

          Remove Right to Act by Written Consent. Against.

CAPITAL STRUCTURE

          Increase Authorized Common Stock. Case-by-Case.

          We generally support requests for increases up to 100% of the shares currently authorized. Exceptions will be made when the company has clearly articulated a reasonable need for a greater increase. Conversely, at companies trading in less liquid markets, we may impose a lower threshold.

          Approve Merger or Acquisition. Case-by-Case.

          Approve Technical Amendments to Charter. Case-by-Case.

          Opt Out of State Takeover Statutes. For.

          Authorize Share Repurchase. For.

          Authorize Trade in Company Stock. For.

          Approve Stock Splits. Case-by-Case.

          We approve stock splits and reverse stock splits that preserve the level of authorized, but unissued shares.

          Approve Recapitalization/Restructuring. Case-by-Case.

          Issue Stock with or without Preemptive Rights. For.

          Issue Debt Instruments. Case-by-Case.

SOCIAL ISSUES

          Endorse the Ceres Principles (SP). Case-by-Case.

          Disclose Political and PAC Gifts (SP). Case-by-Case.

          Wellington Management generally does not support imposition of disclosure requirements on management of companies in excess of regulatory requirements.

          Require Adoption of International Labor Organization's Fair Labor Principles (SP). Case-by-Case.

          Report on Sustainability (SP). Case-by-Case.

MISCELLANEOUS

          Approve Other Business. Against.

          Approve Reincorporation. Case-by-Case.

          Approve Third-Party Transactions. Case-by-Case.

CONSIDERATIONS

In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

          Securities Lending. Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client's securities lending program. In general, Wellington Management does not know when securities have been lent out and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

          Share Blocking and Re-registration. Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (i.e., share blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares. The portfolio manager retains the final authority to determine whether to block the shares in the client's portfolio or to pass on voting the meeting.

          In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client's portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.

          Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs. Wellington Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may ABSTAIN from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In addition, Wellington Management's practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients. Requirements for powers of attorney and consularization are examples of such circumstances.

                       ISS PROXY VOTING GUIDELINES SUMMARY

STATE OF INCORPORATION

          Reincorporation Proposals. Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws. Vote FOR re-incorporation when the economic factors outweigh any neutral or negative governance changes.

MERGERS AND CORPORATE RESTRUCTURING

          Overall Approach. For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors.

          Appraisal Rights. Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

          Asset Purchases. Vote CASE-BY-CASE on asset purchase proposals.

          Asset Sales. Vote CASE-BY-CASE on asset sales.

          Bundled Proposals. Vote CASE-BY-CASE on bundled or "conditional" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote AGAINST the proposals. If the combined effect is positive, support such proposals.

          Conversion of Securities. Vote CASE-BY-CASE on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest. Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

          Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans. Vote CASE-BY-CASE on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

          Formation of Holding Company. Vote CASE-BY-CASE on proposals regarding the formation of a holding company. Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

     - Increases in common or preferred stock in excess of the allowable maximum (see

     -    discussion under "Capital Structure");

     -    Adverse changes in shareholder rights.

          Going Private Transactions (LBOs, Minority Squeezeouts, and Going
     Dark). Vote CASE-BY-CASE on going private transactions, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and non-completion risk. Vote CASE-BY-CASE on "going dark" transactions.

          Joint Ventures. Vote CASE-BY-CASE on proposals to form joint ventures.

          Liquidations. Vote CASE-BY-CASE on liquidations. Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

          Mergers and Acquisitions/ Issuance of Shares to Facilitate Merger or Acquisition. Vote CASE-BY-CASE on mergers and acquisitions, determining whether the transaction enhances shareholder value.

          Private Placements/Warrants/Convertible Debentures. Vote CASE-BY-CASE on proposals regarding private placements. Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

          Spinoffs. Vote CASE-BY-CASE on spin-offs/

          Value Maximization Proposals. Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders.

ANTI-TAKEOVER PROVISIONS

          Advance Notice Requirements for Shareholder Proposals/Nominations. Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

          Amend Bylaws without Shareholder Consent. Vote AGAINST proposals giving the board exclusive authority to amend the bylaws. Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

          Poison Pills. Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

     -    Shareholders have approved the adoption of the plan; or

     - The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the "fiduciary out" provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient. Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan.

          Shareholder Ability to Act by Written Consent. Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent. Vote FOR proposals to allow or make easier shareholder action by written consent.

          Shareholder Ability to Call Special Meetings. Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

          Supermajority Vote Requirements. Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

          Control Share Acquisition Provisions. Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares. Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders. Vote AGAINST proposals to amend the charter to include control share acquisition provisions. Vote FOR proposals to restore voting rights to the control shares.

          Control Share Cash-out Provisions. Control share cash-out statutes give dissident shareholders the right to "cash-out" of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price. Vote FOR proposals to opt out of control share cash-out statutes.

          Disgorgement Provisions. Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company's stock to disgorge, or pay back, to the company any profits realized from the sale of that company's stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor's gaining control status are subject to these recapture-of-profits provisions. Vote FOR proposals to opt out of state disgorgement provisions.

          Fair Price Provisions. Vote CASE-BY-CASE on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price. Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

          Freeze-out Provisions. Vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

          Greenmail. Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receive payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders. Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments. Vote CASE-BY-CASE on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

          Stakeholder Provisions. Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

          State Antitakeover Statutes. Vote CASE-BY-CASE on proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

ELECTIONS OF DIRECTORS

          Voting on Director Nominees in Uncontested Elections. Vote CASE-BY-CASE on director nominees. WITHHOLD from individual directors who:

     - Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);

     -    Sit on more than six public company boards;

     - Are CEOs of public companies who sit on the boards of more than two public companies besides their own-- withhold only at their outside boards.

WITHHOLD from the entire board of directors, (excepting new nominees, who should be considered on a CASE-BY-CASE basis) if:

     - The company's poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;

     - The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption or reneges on a commitment to put the pill to a vote and has not yet been withheld from for this issue;

     - The board failed to act on a shareholder proposal that received approval by a majority of

     -    the shares outstanding the previous year;

     - The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;

     - The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

     - At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;

     - A Russell 3000 company underperformed its industry group (GICS group). The test will consist of the bottom performers within each industry group (GICS) based on a weighted average TSR. The weightings are as follows: 20 percent weight on 1-year TSR; 30 percent weight on 3-year TSR; and 50 percent weight on 5-year TSR. Company's response to performance issues will be considered before withholding.

WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:

     - The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

     - The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

     -    The full board is less than majority independent.

WITHHOLD from the members of the Audit Committee if:

The non -audit fees paid to the auditor are excessive (see discussion under Ratifying Auditors);

A material weakness identified in the Section 404 Sarbanes-Oxley Act disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms.

WITHHOLD from the members of the Compensation Committee if:

     - There is a negative correlation between chief executive pay and company performance (see discussion under Equity Compensation Plans);

     - The company fails to submit one-time transfers of stock options to a shareholder vote;

     - The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

     - The company has poor compensation practices, which include, but are not limited to:

          - Egregious employment contracts including excessive severance provisions;

          -    Excessive perks that dominate compensation;

          -    Huge bonus payouts without justifiable performance linkage;

          - Performance metrics that are changed during the performance period;

          -    Egregious SERP (Supplemental Executive Retirement Plans) payouts;

          -    New CEO with overly generous new hire package;

          -    Internal pay disparity;

          - Other excessive compensation payouts or poor pay practices at the company.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

          Voting for Director Nominees in Contested Elections. Vote CASE-BY-CASE on the election of directors in contested elections.

          Election of Directors (Mutual Fund Proxies). Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

APPOINTMENT OF AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

     - An auditor has a financial interest in or association with the company, and is therefore not independent,

     - There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position, or

     -    Fees for non-audit services ("Other" fees) are excessive.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services. Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account the tenure of the audit firm, the length of rotation specified in the proposal, any significant audit related issues at the company, the number of Audit Committee meetings held each year, the number of financial experts serving on the committee, and whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

SHAREHOLDER VOTING

          Confidential Voting. Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators, and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived. Vote FOR management proposals to adopt confidential voting.

CHANGES TO CAPITAL STRUCTURE

          Adjustments to Par Value of Common Stock. Vote FOR management proposals to reduce the par value of common stock.

          Common Stock Authorization. Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

     - In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company's ongoing use of shares has shown prudence.

          Dual-Class Stock. Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:

     - It is intended for financing purposes with minimal or no dilution to current shareholders;

     - It is not designed to preserve the voting power of an insider or significant shareholder.

          Issue Stock for Use with Rights Plan. Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

          Preemptive Rights. Vote CASE-BY-CASE on shareholder proposals that seek preemptive rights, taking into consideration: the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

          Preferred Stock. Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

          Recapitalization. Vote CASE-BY-CASE on recapitalizations (reclassifications of securities).

          Reverse Stock Splits. Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Vote FOR management proposals to implement a reverse stock split to avoid delisting. Vote CASE-BY-CASE on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue based on the allowable increased calculated using the Capital Structure model.

          Share Repurchase Programs. Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

          Stock Distributions: Splits and Dividends. Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

     Tracking Stock. Vote CASE-BY-CASE on the creation of tracking stock.

COMPENSATION PLANS

          Equity Compensation Plans. Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

     -    The total cost of the company's equity plans is unreasonable;

     - The plan expressly permits the repricing of stock options without prior shareholder approval;

     -    There is a disconnect between CEO pay and the company's performance;

     - The company's three year burn rate exceeds the greater of 2% and the mean plus 1 standard deviation of its industry group; or

     -    The plan is a vehicle for poor pay practices.

Each of these factors is further described below:

     - Cost of Equity Plans. Generally, vote AGAINST equity plans if the cost is unreasonable. For non-employee director plans, vote FOR the plan if certain factors are met (see Director Compensation section).

     - Repricing Provisions. Vote AGAINST plans that expressly permit the repricing of stock options without prior shareholder approval, even if the cost of the plan is reasonable. Vote AGAINST plans if the company has a history of repricing options without shareholder approval, and the applicable listing standards would not preclude them from doing so.

     -    Pay-for Performance Disconnect. Generally vote AGAINST plans in which:

          - there is a disconnect between the CEO's pay and company performance (an increase in pay and a decrease in performance);

          - the main source of the pay increase (over half) is equity-based, and

          -    the CEO is a participant of the equity proposal.

WITHHOLD votes from the Compensation Committee members when the company has a pay for performance disconnect. On a CASE-BY-CASE basis, vote for equity plans and FOR compensation committee members with a pay-for-performance disconnect if compensation committee members can present strong and compelling evidence of improved committee performance. This evidence must go beyond the usual compensation committee report disclosure.

     - Three-Year Burn Rate/Burn Rate Commitment. Generally vote AGAINST plans if the company's most recent three-year burn rate exceeds one standard deviation in excess of the industry mean and is over two percent of common shares outstanding. The three-year burn rate policy does not apply TO non-employee director plans unless outside directors receive a significant portion of shares each year. However, vote FOR equity plans if the company fails this burn rate test but the company commits in a public filing to a three-year average burn rate equal to its GICS group burn rate mean plus one standard deviation, assuming all other conditions for voting FOR the plan have been met. If a company fails to fulfill its burn rate commitment, vote to WITHHOLD from the compensation committee.

     - Poor Pay Practices. Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices. WITHHOLD from compensation committee members if the company has poor compensation practices.

Specific Treatment of Certain Award Types in Equity Plan Evaluations.

          Dividend Equivalent Rights. Equity plans that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

          Liberal Share Recycling Provisions. Under net share counting provisions, shares tendered by an option holder to pay for the exercise of an option, shares withheld for taxes or shares repurchased by the company on the open market can be recycled back into the equity plan for awarding again. All awards with such provisions should be valued as full-value awards. Stock-settled stock appreciation rights (SSARs) will also be considered as full-value awards if a company counts only the net shares issued to employees towards their plan reserve.

          Transferable Stock Option Awards. For transferable stock option award types within a new equity plan, calculate the cost of the awards by setting their forfeiture rate to zero when comparing to the allowable cap. In addition, in order to vote FOR plans with such awards, the structure and mechanics of the ongoing transferable stock option program must be disclosed to shareholders; and amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

Other Compensation Proposals and Policies.

          401(k) Employee Benefit Plans. Vote FOR proposals to implement a 401(k) savings plan for employees.

          Director Compensation. Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company's allowable cap.

On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board's compensation are met and disclosed in the proxy statement:

     - Director stock ownership guidelines with a minimum of three times the annual cash retainer.

     -    Vesting schedule or mandatory holding/deferral period:

               - A minimum vesting of three years for stock options or restricted stock; or

               - Deferred stock payable at the end of a three-year deferral period.

     -    Mix between cash and equity:

               - A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or

               - If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

     - No retirement/benefits and perquisites provided to non-employee directors; and

     - Detailed disclosure provided on cash and equity compensation delivered to each nonemployee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

          Director Retirement Plans. Vote AGAINST retirement plans for non-employee directors. Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

          Disclosure of CEO Compensation-Tally Sheet. Encourage companies to provide better and more transparent disclosure related to CEO pay. Consider withhold votes in the future from the compensation committee and voting against equity plans if compensation disclosure is not improved and a tally sheet is not provided. See the remedy for Pay for Performance disconnect for a more qualitative description of certain pay components.

          Employee Stock Ownership Plans (ESOPs). Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

          Employee Stock Purchase Plans-- Qualified Plans. Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

     -    Purchase price is at least 85 percent of fair market value;

     -    Offering period is 27 months or less; and

     - The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Vote AGAINST qualified employee stock purchase plans where any of the following apply:

     -    Purchase price is less than 85 percent of fair market value; or

     -    Offering period is greater than 27 months; or

     - The number of shares allocated to the plan is more than ten percent of the outstanding shares.

          Employee Stock Purchase Plans-- Non-Qualified Plans. Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

     - Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

     - Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

     - Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value;

     - No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee's contribution, evaluate the cost of the plan against its allowable cap.

          Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals). Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m). Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate. Vote CASE-BY-CASE on amendments to existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) as long as the plan does not exceed the allowable cap and the plan does not violate any of the supplemental policies. Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

          Option Exchange Programs/Repricing Options. Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options. Vote FOR shareholder proposals to put option repricings to a shareholder vote.

          Stock Plans in Lieu of Cash. Vote CASE-by-CASE on plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock. Vote FOR non-employee director only equity plans which provide a dollar-for-dollar cash for stock exchange. Vote CASE-by-CASE on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

          Transfer Programs of Stock Options. One-time Transfers: WITHHOLD votes from compensation committee members if they fail to submit one-time transfers for to shareholders for approval. Vote CASE-BY-CASE on one-time transfers. Vote FOR if:

     - Executive officers and non-employee directors are excluded from participating;

     - Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

     - There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Shareholder Proposals on Compensation.

          Disclosure/Setting Levels or Types of Compensation for Executives and Directors. Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Vote AGAINST shareholder proposals requiring director fees be paid in stock only. Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

          Option Expensing. Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

          Option Repricing. Vote FOR shareholder proposals to put option repricings to a shareholder vote.

          Pension Plan Income Accounting. Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

          Performance-Based Awards. Generally vote FOR shareholder proposals advocating the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless:

     - The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options);

     - The company demonstrates that it is using a substantial portion of performance-based awards for its top executives, where substantial portion would constitute 50 percent of the shares awarded to those executives for that fiscal year.

          Severance Agreements for Executives/Golden Parachutes. Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes.

          Supplemental Executive Retirement Plans (SERPs). Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

SOCIAL AND CORPORATE RESPONSIBILITY

Consumer Issues and Public Safety.

          Animal Rights. Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

     - The company is conducting animal testing programs that are unnecessary or not required by regulation;

     - The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;

     - The company has been the subject of recent, significant controversy related to its testing programs.

          Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:

     - The company has already published a set of animal welfare standards and monitors compliance;

     - The company's standards are comparable to or better than those of peer firms; and

     - There are no serious controversies surrounding the company's treatment of animals.

          Drug Pricing. Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing. Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing.

          Drug Reimportation. Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug reimportation unless such information is already publicly disclosed. Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation.

          Genetically Modified Foods. Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients. Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients. Vote CASE-BY-CASE on proposals asking for the preparation of a report on the financial, legal, and environmental impact of continued use of GE ingredients/seeds. Vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community. Vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company's products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.

          Handguns. Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

          HIV/AIDS. Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HIV/AIDS, malaria and tuberculosis) on the company's Sub-Saharan operations and how the company is responding to it. Vote AGAINST proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS, TB, and malaria health pandemic in Africa and other developing countries, unless the company has significant operations in these markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers.

          Predatory Lending. Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight.

          Tobacco. Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis.

Stronger product warnings:

          Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in tobacco stocks:

          Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

          Toxic Chemicals. Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals. Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals. Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe unless such actions are required by law in specific markets.

Environment and Energy.

          Arctic National Wildlife Refuge. Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

     - New legislation is adopted allowing development and drilling in the ANWR region;

     -    The company intends to pursue operations in the ANWR; and

     - The company does not currently disclose an environmental risk report for their operations in the ANWR.

          CERES Principles. Vote CASE-BY-CASE on proposals to adopt the CERES Principles.

          Concentrated Area Feeding Operations (CAFOs). Vote FOR resolutions requesting that companies report to shareholders on the risks and LIABILITIES associated with CAFOs unless:

     - The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or

     -    The company does not directly source from CAFOs.

          Environmental-Economic Risk Report. Vote CASE-BY-CASE on proposals requesting an economic risk assessment of environmental performance.

          Environmental Reports. Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

          Global Warming. Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company's line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

          Kyoto Protocol Compliance. Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:

     -    The company does not maintain operations in Kyoto signatory markets;

     - The company already evaluates and substantially discloses such information; or,

     - Greenhouse gas emissions do not significantly impact the company's core businesses.

          Land Use. Generally vote AGAINST resolutions that request the disclosure of detailed information on a company's policies related to land use or development unless the company has been the subject of recent, significant fines or litigation stemming from its land use.

          Nuclear Safety. Generally vote AGAINST resolutions requesting that companies report on risks associated with their nuclear reactor designs and/or the production and interim storage of irradiated fuel rods unless:

     - The company does not have publicly disclosed guidelines describing its policies and procedures for addressing risks associated with its operations;

     - The company is non-compliant with Nuclear Regulatory Commission (NRC) requirements; or

     - The company stands out amongst its peers or competitors as having significant problems with safety or environmental performance related to its nuclear operations.

          Operations in Protected Areas. Generally vote FOR requests for reports outlining potential environmental damage from operations in protected regions, including wildlife refuges unless:

     - The company does not currently have operations or plans to develop operations in these protected regions; or,

     - The company provides disclosure on its operations and environmental policies in these regions comparable to industry peers.

          Recycling. Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy.

          Renewable Energy. In general, vote FOR requests for reports on the feasibility of developing renewable energy sources unless the report is duplicative of existing disclosure or irrelevant to the company's line of business. Generally vote AGAINST proposals requesting that the company invest in renewable energy sources. Such decisions are best left to management's evaluation of the feasibility and financial impact that such programs may have on the company.

          Sustainability Report. Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:

     - The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

     - The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

General Corporate Issues.

          Charitable/Political Contributions. Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

     - The company is in compliance with laws governing corporate political activities; and

     - The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to publish in newspapers and public media the company's political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders. Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions. Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage. Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company. Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company.

          Link Executive Compensation to Social Performance. Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities.

          Outsourcing/Offshoring. Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing.

Labor Standards and Human Rights.

          China Principles. Vote AGAINST proposals to implement the China Principles unless:

     - There are serious controversies surrounding the company's China operations; and

     - The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

          Country-specific Human Rights Reports. Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:

     -    The nature and amount of company business in that country;

     -    The company's workplace code of conduct;

     -    Proprietary and confidential information involved;

     -    Company compliance with U.S. regulations on investing in the country;

     -    Level of peer company involvement in the country.

          International Codes of Conduct/Vendor Standards. Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

     - The company does not operate in countries with significant human rights violations;

     -    The company has no recent human rights controversies or violations; or

     - The company already publicly discloses information on its vendor standards compliance.

          MacBride Principles. Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles.

Military Business.

          Foreign Military Sales/Offsets. Vote AGAINST reports on foreign military sales or offsets

          Landmines and Cluster Bombs. Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production. Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production.

          Nuclear Weapons. Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

          Operations in Nations Sponsoring Terrorism (e.g., Iran). Vote CASE-BY-CASE on requests for a board committee review and report outlining the company's financial and reputational risks from its operations in a terrorism-sponsoring state.

          Spaced-Based Weaponization. Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:

     -    The information is already publicly available; or

     -    The disclosures sought could compromise proprietary information.

Workplace Diversity.

          Board Diversity. Generally vote FOR reports on the company's efforts to diversify the board, unless:

     - The board composition is reasonably inclusive in relation to companies of similar size and business; or

     - The board already reports on its nominating procedures and diversity initiatives.

Generally vote AGAINST proposals that would call for the adoption of specific committee charter language regarding diversity initiatives unless the company fails to publicly disclose existing equal opportunity or non-discrimination policies. Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board.

          Equal Employment Opportunity (EEO). Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:

     -    The company has well-documented equal opportunity programs;

     - The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity; and

     -    The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

          Glass Ceiling. Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:

     - The composition of senior management and the board is fairly inclusive;

     - The company has well-documented programs addressing diversity initiatives and leadership development;

     - The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity; and

     - The company has had no recent, significant EEO-related violations or litigation.

          Sexual Orientation. Vote FOR proposals seeking to amend a company's EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company. Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company.

                                   APPENDIX A

       SPECIAL CONSIDERATIONS RELATING TO CALIFORNIA MUNICIPAL SECURITIES

     GENERAL

     The following information is a brief summary of certain factors affecting the economy and the fiscal situation of the State of California (for purposes of this section only, the "State"), and it does not purport to be a complete description of such factors. It is intended to provide a recent historical description, and is not a discussion of specific factors that may affect any particular issuer of California municipal securities. This information is not intended to indicate continuing or future trends in the condition, financial or otherwise, of the State. The creditworthiness of obligations issued by a local California municipal securities issuer may be unrelated to the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default by local California municipal securities issuers. For purposes of this section only, Tax-Free California Fund may be referred to as the "Fund."

     Because the Fund expects to concentrate its investments in California municipal securities, it will be susceptible to a number of complex factors affecting the issuers of such securities, including national and local political, economic, social, environmental and regulatory policies and conditions. In particular, certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives, as described below, could affect the market values and marketability of, or result in the default of, existing obligations that might be held by the Fund. State or local government obligations, as well as interest income to the Fund, may also be affected by budgetary pressures affecting the State and economic conditions in the State. The Fund cannot predict whether or to what extent such factors or other factors may affect issuers of California municipal securities, the market value or marketability of such securities or the ability of the respective issuers of such securities to pay interest on, or principal of, such securities.

     The following summary is based primarily upon information drawn from official statements relating to securities offerings of the State, its agencies or instrumentalities, as available as of the date of this Statement of Additional Information. The information has not been updated, however, from that provided by the State. It does not represent a complete analysis of every material fact affecting the State's or its municipalities' debt obligations. The Fund has not independently verified the information contained in such official statements and other publicly available documents, and will not update it during the year.

     ECONOMIC FACTORS

     California's economy, the largest among the 50 states and one of the largest in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. In early 2001, California's economy slipped into a recession, which was concentrated in the State's high-tech sector and, geographically, in the San Francisco Bay Area. The economy has since recovered with 887,100 jobs gained between July 2003 and March 2007 compared with 362,000 jobs lost between January 2001 and July 2003.

     Cooling housing sectors continued to slow the national and California economies in the first seven months of 2007. Home building, home sales, and related retail sales all declined. The slowdown in home building by itself reduced national output growth by almost one percentage point in the first quarter of 2007 and one half of a percentage point in the second quarter. In California, reduced home building, home sales, and auto sales contributed to a slowdown in taxable sales growth and job growth. The downturn in the national and California housing sectors will last longer than anticipated in the May Revision forecast. Eight months into 2007, there is little evidence that the housing sector downturns are abating. The problems with subprime mortgages and the related financial market volatility and credit tightening have worsened the housing sector downturns and raised the risk of further deterioration.

     Job gains shrank in the nation in the first eight months of 2007, averaging 124,000 per month, as compared to 219,000 in the first eight months of 2006. Employment shrank in August for the first time in four years. The national unemployment rate varied little from 4.5 percent in the first eight months of 2007. Average weekly earnings increased about 3.5 percent from a year ago. Energy prices increased in the first eight months of 2007, with the average price for regular-grade gasoline breaching $3 per gallon, before falling back below $3 in August, and prices of light, sweet crude oil setting a new record high of more than $80 per barrel in September. These increases boosted broad measures of inflation in the economy, but measures of inflation that exclude energy prices remained relatively stable.

     California personal income grew by an estimated 6.4 percent in 2006, somewhat stronger than in 2005. Personal income was 5.4 percent higher than a year earlier in the first quarter of 2007. Growth in taxable sales, however, fell to 3.9 percent in 2006 from 7.4 percent in 2005. In the first half of 2007, taxable sales were 2.2 percent higher than a year ago. New vehicle registrations fell 2.3 percent in 2006 and 5.9 percent from a year ago in the first half of 2007, likely playing a role in the slowdown in taxable sales growth.

     California home building and residential real estate markets continued to slow since the May Revision. Residential permits were down 30 percent from a year ago in the first seven months of 2007. Existing home sales were down 23 percent from a year ago in July. Inventories amounted to 10.7 months of sales at the current sales rate in June. A year earlier, inventories amounted to 7.5 months of sales. The median price of sold existing homes was $586,000, about 3 percent higher than a year ago. The housing sector downturn has been deeper in California than in the nation. For example, existing home sales were down 9 percent from a year ago in July 2007. The value of private-sector nonresidential building permits issued in the first six months of 2007 was 4.5 percent higher than the year-ago value. But the value of public works construction was down 12 percent.

     Monthly job gains slowed considerably in the State in the first seven months of 2007, averaging just 6,400. Gains averaged 18,900 in the first seven months of 2006. The State's unemployment rate increased from 4.8 percent in each of the first three months of 2007 to 5.3 percent in July.

     PRIOR FISCAL YEAR'S BUDGET

     2006 Budget Act

     The 2006 Budget Act was adopted by the Legislature on June 27, 2006, along with a number of implementing measures, and was signed by the Governor on June 30, 2006. In approving the budget, the Governor vetoed $112 million in appropriations (including $62 million in General Fund appropriations).

     Under the 2006 Budget Act, General Fund revenues and transfers were projected to increase 1.2%, from $92.7 billion in fiscal year 2005-06 to $93.9 billion in fiscal year 2006-07. The 2006 Budget Act contained General Fund appropriations of $101.3 billion, compared to $92.7 billion in 2005-06. This included more than $4.9 billion, or 4.7% of total General Fund resources available, to address the State's debt by establishing a budget reserve of $2.1 billion and making early debt repayments of $2.8 billion. The difference between revenues and expenditures in 2006-07 was funded by using a large part of the 2005-06 ending fund balance. The June 30, 2007 reserve was projected to be $2.1 billion, compared to an estimated June 30, 2006 reserve of $9.5 billion.

     The 2006 Budget Act also contained Special Fund expenditures of $26.6 billion and Bond Fund expenditures of $3.6 billion. Special Fund revenues were estimated at $27.8 billion. Pursuant to the cash flow projections for the 2006 Budget Act, the State issued $1.5 billion of revenue anticipation notes to assist in its cash management program for the fiscal year.

     The 2006 Budget Act is substantially similar to the 2006-07 May Revision proposals. Compared to the 2006-07 May Revision, however, it also assumed $299 million greater revenues for 2005-06 based on higher than expected revenues in May, and $19 million greater revenues in 2006-07 due to expanded sales tax licensing and collection programs. The 2006 Budget Act contained the following major General Fund components:

     1. The 2006 Budget Act included $2.812 billion of repayments and/or prepayments of prior obligations.

     2. The 2006 Budget Act projected that after adjusting for repayments or prepayments of prior obligations and one-time investments, the net operating deficit would be $3.3 billion.

     3. The 2006 Budget Act included Proposition 98 General Fund expenditures at $41.3 billion, which was an increase of $2.9 billion, or 7.5 percent, compared to the revised 2005-06 estimate. When property taxes were taken into account, the total Proposition 98 guarantee was $55.1 billion, which was an increase of $3.1 billion, or 5.9 percent. The 2006 Budget Act continued to propose to spend at the level of the Proposition 98 guarantee assuming that the 2004-05 suspension had only been $2 billion. It also continued to include $426 million above this level to implement Proposition 49. Furthermore, to resolve the pending lawsuit regarding Proposition 98 funding, the State agreed to calculate the Proposition 98 guarantee consistent with the legislative intent language contained in Chapter 213, Statutes of 2004. As a result, the State will pay $2.9 billion in settle-up funding, comprised of approximately $1.6 billion and $1.3 billion to count toward the Proposition 98 guarantees for 2004-05 and 2005-06, respectively.

     4. The 2006 Budget Act included $67.1 billion in spending from all funds on K-12 education, an increase of $2.9 billion from the revised 2005-06 estimate. General Fund expenditures were set at $40.5 billion (including funds provided for prior year settle-up obligations), an increase of $2.7 billion, or 7 percent.

     5. The 2006 Budget Act included General Fund expenditures at $11.4 billion for higher education funding, an increase of $973 million, or
          9.4 percent.

     6. The 2006 Budget Act included $29.3 billion General Fund to be spent on Health and Human Services programs, which was an increase of $2.5 billion, or 8.7 percent, from the revised 2005-06 estimate. This increase was primarily due to caseload, population and other workload increases as well as a one-time investment of $214 million ($180 million General Fund) on health care surge capacity needs.

     7. The 2006 Budget Act included $1.42 billion to fully fund Proposition 42 in 2006-07 and $1.415 billion, including interest, for advance payment of a portion of the 2003-04 and 2004-05 Proposition 42 suspensions ($200 million to be repaid from a special fund). The 2005 Budget Act assumed repayment of a portion of outstanding transportation loans with $1 billion in bond proceeds derived from certain Indian gaming revenues to specified transportation programs. This transportation funding package would have provided $465 million to the State Highway Account, $290 million to the Traffic Congestion Relief Program, $122 million to the Public Transportation Program and $122 million to cities and counties. There have been several lawsuits that have prevented the bonds from being sold to date, and an Executive Order was issued in June 2006 to use the $151 million in tribal gaming compact revenues that had been received to repay a portion of these loans. Bond proceeds in the amount of $849 million were anticipated in the enacted 2006-07 Budget, which would have provided $314 million to the State Highway Account, and would have provided the same level of funding to the Traffic Congestion Relief Program, Public Transportation Account and cities and counties as was originally proposed. Due to delays caused by ongoing litigation, the 2007-08 Governor's Budget anticipates expenditures of $100 million per year as revenues are received in 2006-07 and 2007-08, until the litigation is resolved.

     8. The 2006 Budget Act fully funded the transfer of an estimated $944 million to the Budget Stabilization Account ("BSA"), pursuant to Proposition 58. Half of this amount, or $472 million, will remain in the BSA as a reserve. The other half was transferred for the purpose of early retirement of Economic Recovery Bonds ("ERBs"). These transfers took place in September, 2006.

     CURRENT STATE BUDGET

     The discussion below of the 2007 Budget Act is based on estimates and projections of revenues and expenditures for the 2007-08 fiscal year as supplied by the State and must not be construed as statements of fact. These estimates and projections are based upon various assumptions, which may be affected by numerous factors, including future economic conditions in the State and the nation, and the State indicates that there can be no assurances that these estimates will be achieved.

     2007 Budget Act

     The 2007 Budget Act was adopted by the Legislature on August 21, 2007, along with a number of implementing measures, and signed by the Governor on August 24, 2007. In approving the budget the Governor vetoed $943 million in appropriations from the General Fund, special funds, and bond funds (including $703 million in General Fund appropriations).

     The 2007 Budget Act signed by Governor Schwarzenegger includes the largest reserve of any budget act in the State's history. The 2007-08 May Revision proposed a total reserve of $2.2 billion. Due to the shortfall in revenue collections that came to light in June 2007, and in recognition of the State's continuing structural deficit and other potential threats, the Legislature took actions to reduce spending and increase funds available, thereby increasing the total reserve to an unprecedented $3.4 billion. The Governor further reduced spending with $703 million in General Fund vetoes, raising the total reserve to $4.1 billion. As a result, General Fund spending growth in this budget is held to $0.6 billion, or 0.6 percent. However, see "Budget Risks and Structural Deficit" below.

     Under the 2007 Budget Act, General Fund revenues and transfers are projected to increase 6.0 percent, from $95.5 billion in fiscal year 2006-07 to $101.2 billion in fiscal year 2007-08. The 2007 Budget Act contains General Fund appropriations of $102.3 billion, compared to $101.7 billion in 2006-07. The June 30, 2008 total reserve was projected to be $4.1 billion, similar to the estimated June 30, 2007 reserve.

     The 2007 Budget Act is substantially similar to the Governor's May Revision proposals. It contains the following major General Fund components:

     1. The 2007 Budget Act assumes the sale of, or other contractual arrangement for the operation of, California's student loan guarantee function, generating $1 billion in one-time revenue. The State's student loan guarantee function is operated through a contract between the California Student Aid Commission ("CSAC") and EdFund, a non-profit public benefit corporation established by CSAC. EdFund, the second largest guaranty operator in the nation, services student loans for students attending schools in California and throughout the nation. Over half of all loans serviced by EdFund are held by non-California students. This proposal will not adversely affect students' access to loans or the interest rates students pay for loans (which are set by the federal government). Neither CSAC nor EdFund sets loan interest rates or charge students fees.

     2. The 2007 Budget Act includes $1 billion in prepayments of the ERBs from moneys transferred to the BSA, and $5 million of other budgetary debt repayments. This brings the total set aside to repay the ERBs to $6.8 billion in four years since the bonds were issued. As a result, the Department of Finance projects that the ERBs will be fully retired in February, 2010, which is 14 years ahead of schedule.

     3. The 2007 Budget Act fully funds the transfer of $2.045 billion to the BSA, the full amount pursuant to Proposition 58. Half of this amount, or $1.023 billion, will remain in the BSA as a rainy-day reserve, and is reported as a reduction of revenues. The other half will be transferred for the purpose of early retirement of ERBs.

     4. Prior to the adjustment for the $1.023 billion transfer to the BSA, the 2007 Budget Act does not have an operating deficit. However, events subsequent to the 2007 Budget Act have reduced the reserve, and other developments may further require use of the reserves. See "Budget Risks and Structural Deficit" below.

     5. The 2007 Budget Act includes Proposition 98 General Fund expenditures of $41.5 billion, which is an increase of $712 million, or 1.7 percent, compared to the revised 2006-07 estimate. When property taxes are taken into account, the total Proposition 98 guarantee is $57.1 billion, which is an increase of $2.2 billion, or 3.9 percent. The 2007 Budget Act also continues to include $426 million above the 2006-07 Proposition 98 guarantee level to implement Proposition 49.

     6. The 2007 Budget Act includes $66.8 billion ($41.4 billion General Fund and $25.4 billion other funds) for K-12 education programs in 2007-08. This reflects an increase of $3.5 billion ($1.6 billion General Fund and $1.9 billion other funds). Total per-pupil expenditures are projected to increase by $378 to $11,541 in 2007-08, which includes funds for prior year settle-up obligations.

     7. The 2007 Budget Act reflects total funding of $19.7 billion, including $14 billion General Fund and Proposition 98 sources for all major segments of higher education (excluding infrastructure and stem cell research), which reflects an increase of $1.1 billion ($853 million General Fund and Proposition 98 sources) above the revised 2006-07 level. This includes funding for the compacts signed in 2004 with the University of California and the California State University.

     8. The 2007 Budget Act includes $29.7 billion General Fund for Health and Human Services programs, which is an increase of $301 million from the revised 2006-07 estimate. Total funding from all state funds for Health and Human Services programs is $38.0 billion, which is an increase of $1.6 billion from the revised 2006-07 estimate.

     9. The 2007 Budget Act includes $1.48 billion to fully fund Proposition 42 in 2007-08. Proposition 1A was passed in November 2006 and provides for the repayment of any remaining Proposition 42 debt by the year 2015-16. Pursuant to Proposition 1A, the Budget repays $83 million from the 2003-04 and 2004-05 Proposition 42 suspensions. Because the issuance of tribal gaming bonds continues to be delayed, the 2007 Budget Act also provides for the use of $100 million in tribal gaming compact revenues that will be received in 2006-07, 2007-08, and any future years until the bonds are sold, to repay past loans made from the State Highway Account, the Traffic Congestion Relief Fund, and the Public Transportation Account ("PTA"). Proposition 1B was also passed in November 2006, providing $19.925 billion in bonding authority for a total of 16 programs intended to address a broad range of transportation priorities including rehabilitation and expansion of highways, transit and transit security, port security, and air quality. The authority for the use of any bond funds must be provided for in the Budget Act. The 2007 Budget Act provides a total of $4.2 billion in Proposition 1B funding. On September 6, 2007, the California Transit Association filed a lawsuit with the Superior Court of Sacramento seeking an injunction to prohibit the use of $1.188 billion in 2007-08 revenues for a number of public transit related programs provided in the 2007 Budget Act and related legislation. The suit also seeks to prohibit similar uses of lesser amounts of these funds in future years. No date has been set for the trial. The 2007 Budget Act uses funding that otherwise would have been transferred to the PTA or used to fund other transit-related costs that had been funded from the General Fund in prior years, including $948 million for payment of debt service on transportation bonds and $228 million for transportation services provided to public school students and Developmental Services Regional Center clients. If successful, the lawsuit would result in more funds being available in the PTA, but would not result in additional expenditure authority for public transportation programs in the current year due to an appropriations cap.

     10. In the 2007-08 May Revision, the Governor proposed an examination of the potential benefits that could be derived from a lease of the State Lottery to private operators. The Governor indicated the belief that if private operators could substantially improve the returns from the Lottery - which currently operates below the national average in per capita receipts - the State may be able to realize substantial new income while still providing a guaranteed payment to schools. The Governor did not include any specific proposal in the 2007-08 May Revision, and the 2007 Budget Act does not include any increased revenue estimate based on such a transaction.

     11. The 2007 Budget Act includes several revenue proposals that were in the 2007-08 Governor's Budget. The most significant changes included the repeal of the teacher tax credit, resulting in an estimated revenue gain of $170 million in 2007-08, and additional efforts to reduce the "tax gap," which tax professionals define as the difference between what taxpayers should pay and what is actually paid, which is estimated to result in $77.5 million in additional personal income tax and corporation tax revenues in 2007-08.

     12. The Court of Appeal for the Third Appellate District ruled that legislation authorizing the issuance of bonds to finance a portion of the State's pension obligation is invalid. The State is not planning to appeal this decision. The 2007 Budget Act does not include pension obligation bonds for 2007-08 and the current Administration has stated that it will not be using pension obligation bonds in the future.

     Budget Risks and Structural Deficit

     For budget year 2007-08, the State faces a number of issues and risks that may impact the General Fund, and reduce the budget reserves included in the 2007 Budget Act (originally $4.1 billion). Some of the larger risk items include the following:

     1. Delay in sale of, or other contractual arrangement for the operation of, the State's student loan guarantee function operated through a non-profit entity, EdFund, past the current fiscal year, and/or lower sale price than was estimated in the 2007 Budget Act. If only delayed, this would not be a permanent revenue loss. The 2007 Budget Act assumes $1 billion in receipts from this sale.

     2. The budget reserve has already been reduced by $500 million as a result of an adverse court ruling in a case involving delayed payments to the State Teachers' Retirement Fund. The respondents have determined not to seek review of the direction to make the delayed payment, and that payment has already been made. Payment of prejudgment and post judgment interest will be required, and those costs could be determined to be up to $200 million.

     3. Additional Proposition 98 spending if the State Controller's Office's property tax audit does not validate assumptions in the 2007 Budget Act about property tax growth.

     4. Delay in implementation of new procedures for handling of unclaimed property. Transfer of unclaimed property to the General Fund has been enjoined by a court decision; the 2007 Budget Act assumes new procedures approved by the Legislature can be implemented this year which will result in approximately $700 million of receipts. This is also likely to be a timing issue, not a permanent loss of revenue.

     5. Deterioration of revenues below 2007-08 May Revision estimates, primarily as a result of weaker economic conditions in 2007 and early 2008.

     6.   Additional costs for employee contracts.

     7. There are a variety of individual budget decisions in the area of health, welfare and social services, including litigation, each having an impact of $100 million or more, which may not meet expectations.

     8. Potential impact on the General Fund reserve if the lawsuit challenging use of funds in the Public Transportation Account is successful. Approximately $3.5 billion of the budget solutions included in the 2007 Budget Act were one-time actions, which cannot be repeated in 2008-09. Some of the larger one-time actions include sale or other arrangements to maximize value of the State's student loan guarantee function operated through a nonprofit entity, EdFund, estimated at $1 billion, transfer of $657 million of proceeds from refinancing tobacco securitization bonds, use of $663 million of Public Transportation Account Funds to reimburse the General Fund primarily for debt service on transportation bonds and $437 million of Proposition 98 savings. In part because of these onetime actions, and estimates of program growth based on existing statutory and constitutional requirements, the Administration projects that, absent additional corrective measures, the 2008-09 fiscal year budget will be about $6.1 billion out of balance. The Governor will release his proposals for a balanced 2008-09 budget in January 2008.

     Cash Flow Requirements

     The State typically funds its day-to-day operating requirements of the General Fund from revenue receipts, interfund borrowing from special funds, and external borrowing in the form of revenue anticipation notes ("RANs") and revenue anticipation warrants ("RAWs").

     Coinciding with the sharp drop in State revenues in 2002-2003, the State has been required to borrow substantial amounts from the public capital markets to ensure sufficient cash resources are available. Because of weaker receipts, delay in enactment of the 2002-03 budget, and uncertainty about the schedule for issuance of anticipated State Department of Water Resources ("DWR") power revenue bonds, the State issued $12.5 billion of RANs for cash management purposes in the 2002-03 fiscal year. This record borrowing was completed, in two parts, by early November 2002, with all of the notes due on June 20 or June 27, 2003. The DWR power revenue bonds were finally successfully issued in mid-November 2002, providing an infusion of $6.5 billion to the General Fund, and the first phase of the tobacco securitization brought an additional $2.5 billion in February 2003, both of which were significant assumptions in the State's cash flow projections for repayment of the 2002-03 RANs.

     By mid-winter 2003 it became evident that the State would have a cash shortfall by the end of June 2003, when the $12.5 billion RANs issued in 2002-2003 came due. The cash shortfall became more serious when the budget gap increased by $3 billion between January and May 2003. Accordingly, the State issued $11 billion of RAWs on June 18, 2003 to pay the RANs and other obligations in June 2003, and to cover cash flow requirements through late August. To sell these RAWs, the State was required to obtain credit support from a group of financial institutions. The 2003 May Revision assumed that the State would issue about $3 billion of RANs in early fall 2003 to fund the remainder of its cash management needs. In late October 2003, the state issued $1.8 billion of RANs.

     In February 2004, the State sold $2.0 billion in general obligation bonds, proceeds of which were used to finance construction projects. After voters approved Proposition 57 in March 2004, the State sold a then-record $7.9 billion in ERBs on May 5, 2004, the largest one-day municipal bond sale in U.S. history. The proceeds were used to meet the State's General Fund cash flow obligations for June 2004, which included payments due on nearly $11 billion in RAWs and $3 billion in RANs. In June 2004, the State sold nearly $3 billion more in additional ERBs. The net proceeds of the sale of ERBs was $11.3 billion. For the 2005-06 Fiscal Year, the State issued $3 billion of RANs which matured and were paid on June 30, 2006. The State may issue the remainder of the $15 billion in authorized ERBs in the current or future fiscal years. The State issued $1.5 billion of RANs in October 2006 in order to maintain adequate reserves to manage the state's cash flow requirements during fiscal year 2006-07. This is the smallest State RAN borrowing since 2000-01. The State issued $7.0 billion of RANs in November 2007 in order to maintain adequate reserves to manage the State's cash flow requirements during fiscal year 2007-08.

     Repayment of the ERBs is secured by a pledge of revenues from a one-quarter cent increase in the State's sales and use tax starting July 1, 2004. Fifty percent, or up to $5 billion of future deposits in the reserve fund created by the Balanced Budget Amendment approved by Proposition 58, may be used to repay the ERBs. In addition, as voter-approved general obligation bonds, the economic recovery bonds are secured by the State's full faith and credit in the event the dedicated revenue is insufficient to repay the bonds.

     In addition, approval of the Kindergarten-University Public Education Facilities Bond Act of 2004 (Proposition 55) in March 2004 authorized the State to sell $12.3 billion in general obligation bonds for construction and renovation of K-12 school facilities and higher education facilities. In November 2006, California voters also authorized the State to issue approximately $5.4 billion of bonds for water quality, flood control, parks and similar facilities (Proposition 84), in addition to approving the following general obligation bond measures:

     1. Nearly $20 billion for transportation improvements, air quality and port security (Proposition 1B).

     2.   $2.85 billion for housing and related programs (Proposition 1C).

     3. Approximately $10.4 billion for K-12 school modernization and construction ($7.3 billion), and higher education facilities ($3.1 billion) (Proposition 1D).

     4. Approximately $4 billion for flood control and prevention, levee repair and similar costs (Proposition 1E).

     As of August 1, 2007, the State had approximately $51.4 billion aggregate amount of its general obligation bonds outstanding. General obligation bond authorizations in an aggregate amount of approximately $68 billion remained unissued as of that date. General obligation bond law permits the State to issue as variable rate indebtedness up to 20% of the aggregate amount of the long-term general obligation bonds outstanding. The State had outstanding approximately $6.2 billion variable rate general obligation bonds (which includes ERBs), representing about 12.1% of the State's total outstanding general obligation bonds as of August 1, 2007. The State's Department of Finance estimates that, on a cash basis, the General Fund will have General Fund cash and unused internal borrowable resources on June 30, 2008, after payments of the RANs, of approximately $11.6 billion.

     According to California's Legislative Analyst's Office, the 2006-07 fiscal year began with a prior-year carryover balance of over $10.4 billion. This large balance is related to the sale of over $11 billion in deficit-financing bonds and other forms of budgetary borrowing in previous years, as well as the carryover of unanticipated revenues (associated with both higher tax liabilities and amnesty payments) received in fiscal years 2003-04 and 2004-05. Revenues were $96.0 billion and expenditures were $101.7 billion during 2006-07, leaving the fund balance at the end of the year at $4.8 billion. After accounting for $745 million in year-end funds encumbered by State agencies, the unencumbered year-end reserve was $4.1 billion. For fiscal year 2007-08, revenues are expected to increase to $102.3 billion, or 6.5 percent, and expenditures are expected to increase to $102.3 billion, or 0.6 percent. The 2007-08 budget expenditures do not exceed revenues. Based on the 2007-08 budget plan's policies, however, the State would once again face operating shortfalls of more than $5 billion in both 2008-09 and 2009-2010. This is because many solutions enacted in the 2007-08 budget plan are of a one-time nature.

     BOND RATINGS

     S&P, Moody's and Fitch assign ratings to California's long-term general obligation bonds. The ratings of S&P, Moody's and Fitch represent their opinions as to the quality of the municipal bonds that they rate. The ratings are general and not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon with different ratings may have the same yield.

     The financial difficulties experienced by California and municipal issuers during the recession of the early 1990's resulted in the credit ratings of certain of their obligations being downgraded significantly by the major rating agencies. The ratings on California's long-term general obligation bonds were reduced in the early 1990's from "AAA" levels that had existed prior to the recession of the early 1990's. After 1996, the three major rating agencies raised their ratings of California's general obligation bonds. However, major rating agencies, underwriters and investors have had major concerns about California's creditworthiness. The major rating agencies have cited over the years, among other things, concerns about California's missed budget deadlines, on-going structural budget impediments and more recently, the energy situation of 2001-2002, resulting in reductions of the ratings of the State's general obligation bonds by S&P, Moody's and Fitch. In April 2001, Fitch placed the State's rating on rating watch -- negative. Although S&P placed California's senior ratings on its "credit watch" list in January 2001, it removed the State from the list in June 2001, but warned that the State's financial outlook remained negative.

     In December 2002, the ratings of the State's general obligation bonds were further reduced by S&P to "A" and by Fitch to "A." In the summer of 2003, the ratings of S&P and Moody's were reduced to "BBB" and "A3" respectively. In December 2003, Moody's again reduced its rating of the State's general obligation bonds to "Baa1," citing concerns over the State's recent action to cut the VLF fee, as well as the State's continuing inability to reach political consensus on solutions to its budget and financial difficulties.

     In May 2004, Moody's upgraded California's rating to "A3." In August 2004, S&P upgraded California's rating to "A" and Fitch removed California's rating from rating watch - negative and upgraded its rating to "A-." As of January 13, 2005, S&P's rating was "A," Moody's rating was "A3" and Fitch's rating was "A-." As of June 16, 2005, S&P's rating of California's general obligation bonds was "A," Moody's rating was "A3" and Fitch's rating was "A-." Additional improvement in the ratings of these bonds occurred steadily over the next several months. As of January 10, 2006, while the S&P rating of California's general obligation bonds stayed at "A," Moody's rating increased to "A2" and Fitch's rating increased to "A." As of October 15, 2007, S&P's rating increased to "A+,"

Moody's rating increased to "A1" and Fitch's rating increased to "A+." The ratings of certain related debt of other issuers for which California has an outstanding lease purchase, guarantee or other contractual obligation (such as for state-insured hospital bonds) are generally linked directly to California's rating. Should the financial condition of California deteriorate further, its credit ratings could be reduced, and the market value and marketability of all outstanding notes and bonds issued by California, its public authorities or local governments could be adversely affected.

     There can be no assurance that such ratings will be maintained in the future. The State's credit rating, and any future revisions or withdrawal of a credit rating, could have a negative effect on the market price of the State's general obligation bonds, as well as notes and bonds issued by California's public authorities and local governments. Lower ratings make it more expensive for the State to raise revenue, and in some cases, could prevent the State from issuing general obligation bonds in the quantity otherwise desired. Further, downgrades can negatively impact the marketability and price of securities in the Fund's portfolio.

     CONSTITUTIONAL, LEGISLATIVE AND OTHER FACTORS

     Certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could produce the effects described below, among others.

     Constitutional Spending Limits. Shortly after being elected in October 2003, Governor Schwarzenegger asked the California Legislature to send to California voters a proposal to amend the California Constitution to impose a spending limit which would require that expenditures not exceed revenues. The Legislature approved this proposal in mid-December 2003, and accordingly the measure appeared on the March 2004 primary ballot. Voters approved the measure.

     Proposition 58. On March 4, 2004, California voters approved an initiative known as Proposition 58, which amended Article XIII B of the California Constitution. The amendment provides for the following:

     1. Requires enactment of a balanced budget where General Fund expenditures do not exceed estimated General Fund revenues.

     2. Allows the Governor to proclaim a fiscal emergency in specified circumstances, and submit proposed legislation to address the fiscal emergency.

     3. Requires the Legislature to stop other action and act on legislation proposed to address the emergency.

     4.   Establishes a budget reserve.

     5.   Provides that the California Economic Recovery Bond Act (Proposition
          57) is for a single object or work.

     6.   Prohibits any future deficit bonds.

     The net State fiscal effects will vary year by year and depend in part on actions of future Legislatures. Reserve provisions may smooth state spending, with reductions during economic expansions and increases during downturns. The balanced budget and debt limitation provisions could result in more immediate actions to correct budgetary shortfalls.

     Proposition 98. On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Under Proposition 98 (modified by Proposition 111 as discussed below), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues ("Test 1"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment ("Test 2"), or
(c) a third test, which would replace Test 2 in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income ("Test 3"). Under Test 3, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth.

     Proposition 98 permits the Legislature -- by two-thirds vote of both houses, with the Governor's concurrence -- to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIII B limit to K-14 schools.

     OBLIGATIONS OF OTHER ISSUERS

     Other Issuers of California Municipal Obligations. There are a number of State agencies, instrumentalities and political subdivisions of the State that issue municipal obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.

     State Assistance. Property tax revenues received by local governments declined significantly following passage of Proposition 13. Proposition 13 reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Counties, in particular, have had fewer options to raise revenues than many other local government entities and have been required to maintain many services.

     In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including taking over the principal responsibility for funding K-12 schools and community colleges. During the recession of the early 1990s, the Legislature eliminated most of the remaining components of post-Proposition 13 aid to local government entities other than K-14 education districts by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources (such as sales taxes) and reduced certain mandates for local services. The 2001 Budget Act and related legislation provide significant assistance to local governments, including $357 million for various local public safety programs. The 2006 Budget Act included $232.5 million (General Fund) and $1.7 million (special funds) to pay 2005-06 and 2006-07 claims for 38 noneducation mandates. The 2006 Budget Act suspended local agency obligations to carry out 29 mandates in the budget year and directs the Commission on State Mandates to reconsider two previous mandate determinations that found State reimbursable costs. The 2006 Budget Act started the process of paying local governments for the large backlog of pre-2004-05 mandate claims. Specifically, the 2006 Budget Act provided $169.9 million (General Fund) to make the 2006-07 and 2007-08 payments toward the State's 15 year plan to retire this mandate debt. To the extent the State should be constrained by its Article XIIIB appropriations limit, or its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level, or the rate of growth, of State assistance to local governments may be reduced.

     Counties and cities may face further budgetary pressures as a result of changes in welfare and public assistance programs, which were enacted in August 1997, in order to comply with the federal welfare reform law. Generally, counties play a large role in the new system, and are given substantial flexibility to develop and administer programs to bring aid recipients into the workforce. Counties are also given financial incentives if either at the county or statewide level, the "Welfare-to-Work" programs exceed minimum targets; counties are also subject to financial penalties for failure to meet such targets. Counties remain responsible to provide "general assistance" for able-bodied indigents who are ineligible for other welfare programs. The long-term financial impact of the new system on local governments is still unknown.

     Assessment Bonds. A general decline in real estate values or a slowdown in real estate sales activity may adversely affect California municipal obligations that are assessment bonds. In many cases, such bonds are secured by land that is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.

     California Long Term Lease Obligations. Based on a series of court decisions, certain long-term lease obligations, although typically payable from the general fund of the State or a municipality, are not considered "indebtedness" requiring voter approval. Such leases, however, are subject to "abatement" in the event that the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due. Although litigation is brought from time to time which challenges the constitutionality of such lease arrangements, the California Supreme Court issued a ruling in August 1998 which reconfirmed the legality of these financing methods.

     Other Considerations. The repayment of industrial development securities secured by real property may be affected by State laws limiting foreclosure rights of creditors. Securities backed by healthcare and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.

     LEGAL PROCEEDINGS

     The State is involved in certain legal proceedings (described in the State's recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. If the State eventually loses any of these cases, the final remedies may not have to be implemented in one year.

     OTHER CONSIDERATIONS

          Numerous other factors may adversely affect the State and municipal economies. For example, reductions in federal funding could result in the loss of federal assistance otherwise available to the State. In addition, natural disasters, such as earthquakes, droughts and floods have caused substantial damage to parts of California or have harmed the State economy, and the possibility exists that another natural disaster could create a major dislocation of the California economy.

     SPECIAL CONSIDERATIONS RELATING TO MINNESOTA MUNICIPAL SECURITIES

     The following information is a brief summary of certain factors affecting the economy and the fiscal situation of the State of Minnesota (the "State"), and it does not purport to be a complete description of such factors. The summary is based primarily upon one or more publicly available offering statements relating to debt offerings of the State and releases issued by the Minnesota Department of Finance; the information has not been updated, however, from that provided by the State, and it will not be updated during the year. The Hartford Mutual Funds II, Inc. has not independently verified the information.

     Minnesota's constitutionally prescribed fiscal period is a biennium, and the State operates on a biennial budget basis. Legislative appropriations for each biennium are prepared and adopted during the final legislative session of the immediately preceding biennium. Each biennium ends on June 30 of an odd-numbered year and includes two fiscal years, each beginning on July 1 and ending on June 30. Prior to each fiscal year of a biennium, the state's Department of Finance allots a portion of the applicable biennial appropriation to each agency or other entity for which an appropriation has been made. An agency or other entity may not expend monies in excess of its allotment. If revenues are insufficient to balance total available resources and expenditures, the State's Commissioner of Finance, with the approval of the Governor, is required to reduce allotments to the extent necessary to balance expenditures and forecast available resources for the then current biennium. The Governor may seek legislative action when a large reduction in expenditures appears necessary, and if the State's legislature is not in session the Governor is empowered to convene a special session.

     There are no constitutional or statutorily provisions which would impair the ability of Minnesota municipalities to meet their bond obligations if the bonds have been properly issued.

     Economic forecasts released by the Minnesota Department of Finance are based upon national economic forecast models provided by Minnesota's national economic consultant, Global Insight Incorporated ("GII"). No Minnesota-specific forecast is used. The GII baseline forecast is then reviewed by Minnesota's Council of Economic Advisors and their findings are released in economic reports. The most recent economic forecast was released in February 2007. The forecast provides revised revenue and expenditure estimates for the current biennium (FY 2006-07) based on the most recent information about the national and State economic outlook.

     The February 2007 baseline forecast expected the U.S. economy to show modestly slower growth in 2007, but a quick recovery in 2008. The consensus forecasts continue to believe that economic growth rates will fall below the 3 to 3.5 percent increases we have begun to consider normal. But, by early February 2007 almost everyone was anticipating that real growth in 2007 would be stronger than had been thought likely when forecasts of November 2006 were made. Since early February, economic reports have not been quite as rosy. January housing starts fell dramatically raising questions about whether the decline in the housing sector might extend longer than previously expected. Also, it appears that fourth quarter real gross domestic product ("GDP") growth will be revised down by 1 percent or more. Recent inflation news has not been good. And, the short term benefits of lower oil prices and warmer winter temperatures have been reversed. At this point there are no signs of a recession in the immediate future. But, the U.S. economy's recovery to trend (3 to 3.5 percent) growth seems a little shakier than it did in early January. The baseline projected the slowdown to be brief and just deep enough to remove any underlying inflationary pressures. Then, in 2008 economic growth is expected to return to the 3 to 3.5 percent pace to which we have grown accustomed. The February 2007 baseline forecast from GII, the scenario GII considered to be the most likely at the time it was made, was the baseline for the February 2007 revenue and expenditure forecast. GII estimated potential GDP growth at 2.8 percent over the 2005 to 2009 period. Forecast growth rates for 2005 through 2009 are slightly above the potential rate of growth. Inflation, as measured by the implicit price deflator for GDP, is expected to be moderate. The GII February baseline scenario calls for real GDP growth of 2.7 percent in 2007, followed by growth of 3.0 percent in 2008 and
3.2 percent in 2009.

     Generally, the structure of Minnesota's economy parallels the structure of the United States economy as a whole. Economists from the Minnesota Department of Finance note that national economic growth will not translate directly into economic activity in Minnesota. According to the February 2007 Economic Forecast, Minnesota's economy appears to have been weaker than the national economy recently. That relative weakness will be reflected in the revenue forecast. Concerns about the Minnesota economy are deepening. Building permits declined on a seasonally adjusted basis throughout 2006. Measured by its share of total permits, Minnesota's housing sector is clearly underperforming its national counterpart. Partly because of declining construction employment, extensively revised jobs data now seems to have no upward trend. Many of the seasonally adjusted monthly gains in 2006 were reversed, leaving December 2006 up 20,000 jobs over a year earlier. Meanwhile, withholding collections indicate wages have been rising, though the fourth quarter increase was 5.6 percent compared to a year earlier, or about one percentage point less than forecast in November 2006. Wages are expected to continue rising, but the forecast is for very slow jobs growth in 2007. Most indicators support that view. A recent Manpower employment survey indicates current hiring intentions are down significantly from a year ago. Claims for unemployment insurance are staying close to last year's level. And declining building permits indicate further job losses in housing construction next spring and summer. Despite the problems, if the U.S. growth accelerates in 2007's second half as in the February baseline, and if housing begins a recovery, Finance Department economists anticipate the job market in Minnesota will improve toward the end of the year.

     Another measure of the vitality of the State's economy is its unemployment rate. During 2995 and 2006, the State's monthly unemployment rate was generally less than the national unemployment rate, averaging 4.1 percent in 2005, compared to the national average of 5.1 percent. In 2006, Minnesota's unemployment rate averaged 4.0 percent, compared to the national average of 4.6 percent. In the first four months of 2007, Minnesota's unemployment rate exceeded the national rate and then slipped slightly below the nation's in May. Minnesota's gross state product ("GSP") is approximately equal to the national average. Real GSP is an inflation-adjusted measure of each state's gross product that is based on national prices for the goods and services produced within that state. The U.S. Department of Commerce Bureau of Economic Analysis recently released data indicating that during the 1997-2006 period, real inflation-adjusted GSP growth in Minnesota averaged 3.0 percent of average annual growth. Minnesota ranked 23rd among states in real GSP growth rates for that period. In 2006, Minnesota had a per capita personal income ("PCPI") of $38,712. This PCPI was approximately 107 percent of the national average, $36,276.

     Minnesota relies heavily on a progressive individual income tax and a retail sales tax for revenue, which results in a fiscal system that is sensitive to economic conditions. According to the economic forecast released by the Minnesota Department of Finance in February, general fund resources for FY 2006-07 are currently projected to total $32.211 billion, $879 million more than the June 30, 2006 end-of-session estimates, but $34 million less than the November 2006 Economic Forecast. The forecast balance is now $1.013 billion. The revenue forecast for the current biennium is down by $25 million. That new balance reflects changes to the revenue and expenditure forecast revisions, as well as the cost of changes to Minnesota law made early in the 2007 legislative session to conform to federal tax law made in late 2006.

     Changes in the revenue outlook for the major taxes were very modest. Small percentage declines in the outlook for the individual income tax and the sales tax were almost completely offset by a slight increase in expected corporate tax receipts. The reduction in projected income and sales tax revenue reflects recent collections experience. Through January income tax receipts were $57 million below November's forecast and net sales tax receipts were $26 million below projected levels. Corporate Income tax receipts were $32 million above forecast through January. Changes in all other tax and non-tax revenues were small, yielding a net increase of $9 million. Revised revenue estimates for FY 2007 include the impact of Laws 2007, Chapter 1 that conformed Minnesota tax code to 2006 federal tax changes. These changes reduced 2006 tax liability by $24 million. Estimates for individual income taxes were reduced by $22 million, corporate taxes by $2 million.

     General fund reserves remain unchanged from the November forecast with the cash flow account at $350 million and the budget reserve at $653 million. Biennial spending has decreased by $9 million to $31.478 billion. A $14 million reduction is reflected in human services spending, and a $4 million savings is incorporated in the forecast for K-12 education spending. Those savings are almost offset by a $3 million increase in projected property tax aid spending and a net $6 million increase for all other spending changes. This forecast change represents less than a 0.02 percent change in projected biennial spending.

     Individual income tax receipts in Minnesota are forecast to total $7.094 billion in fiscal 2007, $99 million less than November's estimate. For the months of November, December and January individual income tax receipts were $57 million below forecast. Withholding receipts and estimated tax payments were below forecast, while refunds and miscellaneous payments were above. Through mid-February withholding tax receipts, the most current indicator of the strength of the Minnesota economy, were $20 million below levels forecast in November.

     The projected balance for the FY 2008-09 budget is now $2.163 billion. The forecast balance has changed by just $7 million from the $2.170 billion projected in November. Higher forecast revenues added $160 million in additional resources, but this was largely offset by a $142 million increase in project spending. FY 2008-09 forecast revenues have increased by $160 million over November's estimates. Slightly higher projected individual income tax collections and higher corporate income tax revenues are partially offset by lower expected net sales tax receipts and slightly lower motor vehicle sales tax receipts. Revenue from the four major taxes is $122 million more than forecast in November. Small net changes in all other tax and non-tax revenue sources add $38 million to the gain, increasing the total revenue change to $160 million. Projected spending in FY 2008-09 also increased, but by a small amount. At $32.638 billion, spending is $142 million above November estimates. Three areas account for most of this change: K-12 spending increased by $15 million, resulting primarily from increases in compensatory aid and levy equalizations estimates; human services programs increased $91 million, due to increased costs associated with hospital fee-for service rate rebasing; and projected debt service costs increased $17 million, reflecting slightly higher interest rates' effect on future state bond sales. Forecast changes for all other spending areas resulted in a net $19 million increase. Of this total, however, a change in dedicated revenue spending estimates accounts for a significant amount. Forecast intergovernmental revenues in the human services programs have been increased $25 million. This "flow-thru" revenue is reflected in correspondingly high spending - but there is equal revenue offset. Consequently, there is no significant impact on the projected general fund balance.

     Minnesota is party to a variety of civil actions that could adversely affect the State's general fund. In addition, substantial portions of State and local revenues are derived from federal expenditures, and reductions in federal aid to the State and its political subdivisions and other federal spending cuts may have substantial adverse effects on the economic and fiscal condition of the State and its local governmental units. Risks are inherent in making revenue and expenditure forecasts. Economic or fiscal conditions less favorable than those reflected in State budget forecasts may create additional budgetary pressures. In the February 2007 forecast, GII cautions that the revenue planning estimates are only a guide to the level of future revenues, they are not a guarantee. GII assigns a probability of 60 percent to their baseline forecast for Minnesota. A more optimistic scenario is assigned a probability of 25 percent; a more pessimistic scenario a 15 percent probability. As of November 2006, the more pessimistic scenario shows the economy growing in 2007 at less than a 1 percent rate for three quarters, but no recession. Members of Minnesota's Council of Economic Advisors agreed that Global Insight's baseline forecast was consistent with the consensus short-term outlook for the economy. There were only small differences between GII's forecast and those of most individual members. Council members also agreed that the probability that the forecast would be too pessimistic and the probability it is too optimistic were balanced.

     State grants and aids represent a large percentage of the total revenues of cities, towns, counties and school districts in Minnesota, so State budgetary difficulties may have substantial adverse effects on such local government units. Generally, the State has no obligation to make payments on local obligations in the event of a default. The creditworthiness of local general obligation bonds is dependent upon the financial condition of the local government issuer, and the creditworthiness of revenue bonds is dependent upon the availability of the designated revenue source or the financial conditions of the underlying obligor. Accordingly, factors in addition to the State's financial and economic condition will affect the creditworthiness of Minnesota Municipal Bonds that are not backed by the full faith and credit of the State. Even with respect to revenue obligations, no assurance can be given that economic or other fiscal difficulties impacting State and local government finances will not adversely affect the ability of the respective obligors to make timely payment of the principal and interest on Minnesota Municipal Bonds that are held by Tax-Free Minnesota Fund or Tax-Free National Fund or the value or marketability of such obligations.

     Certain Minnesota tax legislation and possible future changes in federal and State income tax laws, including rate reductions, could adversely affect the value and marketability of Minnesota Municipal Bonds that are held by Tax-Free Minnesota Fund and Tax-Free National Fund. See "Taxes."

     SPECIAL CONSIDERATIONS RELATING TO NEW YORK MUNICIPAL SECURITIES

     GENERAL

     The following information is a brief summary of certain factors affecting the economy and the fiscal situation of The State of New York and New York City (for purposes of this section only, sometimes referred to as the "State" and the "City," respectively), and it does not purport to be a complete description of such factors. Such information constitutes only a brief summary, does not purport to be a complete description and is based upon information obtained from New York State, certain of its Authorities, the City and certain other localities, as publicly available on the date of this SAI. Such information is subject to change resulting from the issuance of quarterly updates to the State's Annual Information Statement; the information has not been updated, however, and it will not be updated during the year. There can be no assurance that such changes may not have adverse effects on the State's or the City's cash flow, expenditures or revenues. The Hartford Mutual Funds, Inc. has not independently verified the information. For purposes of this section only, Tax-Free New York Fund may be referred to as the "Fund."

     Discussed below are some of the more significant factors that could affect the ability of the bond issuers to repay interest and principal on New York State securities owned by the Fund. It should be noted that the creditworthiness of obligations issued by local issuers may be unrelated to the creditworthiness of New York State, and that there is no obligation on the part of New York State to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by New York State.

     New York State is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries. Since 2003, Federal and State government employment and wage statistics are being reported in accordance with the new NAICS industrial classification system.

     The New York economy continues to expand. Anticipated growth in total New York nonfarm employment for 2007 remains virtually unchanged at 0.7 percent, following downward revised growth of 0.8 percent for 2006. Projected private sector job growth is also unchanged at 0.8 percent for 2007, following an estimated 1.1 percent growth for 2006. The DOB forecast for growth in State wages and salaries has been revised up to 6.2 percent for 2007, following growth of 7.6 percent for 2006, due almost entirely to stronger finance and insurance sector bonus growth than projected in February. Growth in total New York personal income for 2007 is now projected at 5.6 percent, following growth of
6.0 percent for 2006. The securities industry continues to be of vital importance to the State. Although the industry accounts for only 2.3 percent of all jobs in the State, it provides 11.9 percent of the wages paid. Securities industry profits surged in the last quarter of calendar year 2006 to reach $20.9 billion for the year--just short of the record $21 billion earned in 2000, and more than double the $9.4 billion earned in 2005. Year-end bonuses for 2006 rose by more than 17 percent to a record $23.9 billion, after a gain of 10 percent in 2005. State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because New York City is an employment center for a multi-state region, State personal income measured on a residence basis understates the relative important of the State to the national economy and the size of the base to which State taxation applies. Per capita personal income is much higher in downstate counties than in the rest of the State, primarily reflecting the higher wages and salaries paid in that region. The unemployment rate is projected to rise slightly to 5.0% in 2007, as compared to 4.5% in 2006.

     All of the risks to the forecast for the national economy apply to the State as well, although interest rate risk and equity market volatility pose a particularly large degree of uncertainty for the State. Should the Federal Reserve revert to a tight monetary policy, the negative impact would disproportionately affect New York due to the important of the finance industry to the State's economy. The impact of rising rates on the State's housing sector also poses a risk. Should the State's real estate market cool more rapidly than anticipated, household consumption and taxable capital gains realizations could be negatively affected. These effects could ripple through the economy, depressing both employment and wage growth. In contrast, should the national and world economies grow faster than expected, a stronger upturn in stock prices, along with even stronger activity in mergers and acquisitions and other Wall Street activities, could result in higher wage and bonuses growth than projected.

     General Fund receipts, including transfers from other funds, are projected to total $55.2 billion in fiscal year 2008-09, an increase of $1.5 billion from fiscal year 2007-2008. Receipts are projected to grow by more than $3.1 billion in 2008-09 to total nearly $58.3 billion. Strong economic growth, especially concentrated in Downstate New York over the past several years, has driven large gains in receipts. It is expected that the rapid expansion in base revenue will stay strong in 2007-08 at 7.8 percent and moderate in 2008-09 and beyond. Base growth is expected to remain at or slightly above 5 percent throughout the forecast period. Actual receipts are expected to grow more slowly than the underlying base in 2007-08, reflecting the impact of tax actions taken with the 2007 Budget.

     Legislation enacted in 2003 currently requires the Local Government Assistance Corporation ("LGAC") to certify $170 million annually to provide an incentive for the State to seek an annual appropriation to provide local assistance payments to New York City or its assignee. The Legislature rejected the Executive Budget proposal to provide fiscal relief to New York City in a less costly way than having the State Tax Asset Receivable Corporation ("STARC") issue bonds to stretch out existing New York City debt from the 1970s to 2034 at an estimated cost of $5.27 billion. On March 31, 2007, LGAC certified the release of $170 million to be paid to New York City.

     In May 2004, LGAC amended its General Bond Resolution and General Subordinate Lien Bond Resolution to make clear that any failure to certify or make payments to the City or its assignee has no impact on LGAC's own bondholders; and that, if any such act or omission were to occur with respect to any possible bonds issued by New York City or its assignees, that act or omission would not constitute an Event of Default with respect to LGAC bonds. In June 2004, LGAC's Trustee, The Bank of New York, notified LGAC's bondholders of these amendments.

     GAAP BASIS FINANCIAL PLANS

     DOB prepares the General Fund and All Governmental Funds Financial Plans (the "Financial Plans") on a Generally Accepted Accounting Principles ("GAAP") basis in accordance with Governmental Accounting Standards Board ("GASB") regulations. The Financial Plans are based on the accounting principles applied by the State Comptroller in the financial statements issued for 2006-07. In 2007-08, the General Fund Financial Plans project total revenues of $45.0 billion, total expenditures of $55.3 billion, and net other financing sources of $9.7 billion, resulting in an operating deficit of roughly $559 million and a projected accumulated surplus of $1.1 billion. These changes are due primarily to the use of a portion of the current-year surplus to support 2007-08 operations.

     In 2006-07 the General Fund Financial Plans reflect total revenues of $43.8 billion, total expenditures of $51.7 billion, and net other financing sources of $7.5 billion, resulting in an operating deficit of roughly $500 million and a projected accumulated surplus of $1.7 billion. The operating results primarily reflect the 2006-07 cash-basis surplus, offset by the impact of enacted tax reductions on revenue accruals and a partial use of the 2005-06 surplus to support 2006-07 operations.

     In 2005-06, the State in a net positive overall asset condition of $49.1 billion. The net asset condition does not reflect liabilities for retiree health care costs that will be reported starting with the 2007-08 Financial Plans under a new accounting rule -- Governmental Accounting Standards Board Statement 45 ("GASB 45"). GASB 45 requires State and local governments to reflect the value of post-employment benefits, predominantly health care, for current employees and retirees beginning with the financial statements for the 2007-08 fiscal year. The State used an independent actuarial consulting firm to calculate retiree health care liabilities. Assuming there is no pre-funding of this liability, the analysis indicates that the present value of the actuarial accrued total liability for benefits to date would be roughly $47 billion, using the level percentage of projected payroll approach under the Frozen Entry Age actuarial cost method. This is the actuarial methodology recommended to be used to implement GASB by OSC. The actuarial accrued liability was calculated using a
4.1 percent annual discount rate.

     The State's total unfunded liability will be disclosed in the 2007-08 basic financial statements. While the total liability is substantial, GASB rules indicate it may be amortized over a 30-year period; therefore, only the annual amortized liability above the current pay-as-you-go costs would be recognized in the financial statements. Assuming no pre-funding, the 2007-08 liability would total roughly $3.7 billion under the Frozen Entry Age actuarial cost method amortized based on a level percent of salary, or $2.7 billion above the current pay-as-you-go retiree costs. This difference between the State's pay-as-you-go costs and the actuarially determined required annual contribution under GASB 45 would reduce the State's currently positive net asset condition. If such liability were pre-funded at this time, the additional cost above the pay-as-you-go amounts would be $1.3 billion in 2007-08.

     FINANCIAL PLANS FOR PRIOR FISCAL YEARS

     The Comptroller prepares general purpose financial statements on a GAAP basis for governments as promulgated by the Governmental Accounting Standards Board. The statements, released in July each year, contain a Combined Balance Sheet and Combined Statement of Revenues, Expenditures and Changes in Fund Balances. These statements are audited by independent certified public accountants. The Comptroller also prepares and issues a Comprehensive Annual Financial Report, which includes a financial overview, the general purpose financial statements, individual fund combining statements, and a statistical section.

     Both the Basic Financial Statements and Comprehensive Annual Financial Reports for prior fiscal years can be obtained from the Office of the State Comptroller, 110 State Street, Albany, NY 12236 or at the Office of the State Comptroller website at www.osc.state.ny.us.

     2006-07 FINANCIAL PLAN

     The State's Financial Plan forecasts receipts and disbursements for the fiscal year. The Financial Plan is included in the enacted budget (the "Enacted Budget Financial Plan") and is revised quarterly during the year as required by the State Finance Law. The quarterly revisions update the Financial Plan to reflect variations in actual spending and receipts from the amounts initially estimated in the Enacted Budget Financial Plan. On May 12, 2006, DOB issued the Enacted Budget Financial Plan for the 2006-07 fiscal year. DOB issued the mid-year update to the Financial Plan on October 30, 2006 (the "Mid-Year Update").

     In the Enacted Budget Financial Plan, DOB projected General Fund receipts of $50.9 billion in fiscal year 2006-07, an increase of $3.7 billion from the prior fiscal year. In addition, DOB projected General Fund disbursements of $50.8 billion in the 2006-07 fiscal year, an increase of $4.6 billion from fiscal year 2005-06. DOB projected a change of $17 million in fund balances in the 2006-07 fiscal year. At the beginning of the 2006-07 budget cycle, the State faced potential General Fund budget gaps of $5.5 billion in 2007-08 and $6.1 billion in 2008-09. The recurring savings proposed in the 2005-06 Executive Budget reduced the gaps to $1.8 billion in both years.

     General Fund receipts in 2007-08 were projected to increase by $495 million from the previous fiscal year. Spending was expected to increase by $2.5 billion in fiscal year 2008-09. Medicaid growth of $2.1 billion was primarily attributable to the increasing cost of providing health care services, as well as the rising number of recipients and corresponding increases in medical service utilization. In addition, school aid spending was expected to increase by $558 million and State operations spending was anticipated to grow by $161 million in 2007-08.

     2007-08 FINANCIAL PLAN

     On April 19, 2007, DOB issued the Enacted Budget Financial Plan for the 2007-08 fiscal year. DOB issued the mid-year update to the Financial Plan on October 30, 2007 (the "Mid-Year Update").

     The Enacted Budget Financial Plan for 2007-08 is balanced on a cash basis in the General Fund, based on DOB's current estimates. Annual spending in the General Fund is projected to grow by $2.1 billion (4.1 percent) from 2006-07 levels, which includes substantial increases in aid to public schools. The growth in spending is moderated by cost containment initiatives that reduce the overall rate of growth in health care spending. All Governmental Funds1 spending, which includes Federal aid, is estimated at $120.7 billion in 2007-08, an increase of $7.9 billion (7.0 percent) from 2006-07. Consistent with the Executive Budget recommendations, the Enacted Budget establishes $1.2 billion in flexible reserves that are planned to help balance future budgets. The General Fund is projected to have a closing balance of $3.0 billion in 2007-08, a slight decrease from 2006-07 results. The balance consists of $1.2 billion in undesignated reserves and $1.8 billion in reserves for designated purposes. The Enacted Budget Financial Plan projects potential General Fund budget gaps in future years in the range of $3.1 billion in 2008-09 growing to $4.8 billion in 2009-10 and $6.6 billion in 2010-11. State law requires that the annual budget submitted by Governor and enacted by the Legislature be in balance.

     All Funds receipts are projected to total $119.5 billion, an increase of $7.1 billion over 2006-07 results. The total comprises tax receipts ($62.0 billion), Federal grants ($37.1 billion) and miscellaneous receipts ($20.4 billion). The following table summarizes the receipts actuals for 2006-07 and projections for 2007-08. Compared to the Executive Budget forecast (with 21-Day Amendments), the forecast for 2007-08 reflects a significant upward revision in expected tax receipts almost $1 billion in General Fund receipts) offset by a large decline in estimated miscellaneous receipts ($366 million). The tax revision is largely the consequence of strong 2006-07 year-end collections, especially in business taxes. The downward change in miscellaneous receipts reflects the anticipated loss of local government related revenues. DOB forecasts General Fund spending of $58.8 billion in 2008-09, an increase of $5.1 billion (9.4 percent) over projected 2007-08 levels. Growth in 2009-10 is projected at $4.7 billion (8.1 percent) and in 2010-11 at $4.6 billion (7.2 percent). The growth levels are based on current services projections, as modified by the actions contained in the 2007-08 Enacted Budget.

     RESERVES/GENERAL FUND CLOSING BALANCE. The Enacted Budget Financial Plan projects a closing balance in the General Fund of $3.03 billion in 2008-09. The Mid-Year Update projects a closing balance of $4.3 billion. The closing fund balance is comprised of $1.031 billion in the Tax Stabilization Reserve Fund, $175 million in the permanent rainy day fund (the Statutory Rainy Day Reserve
Fund), $21 million in the Contingency Reserve Fund, and $250 million in the Community Projects Fund.

     AUTHORITIES AND LOCALITIES

     METROPOLITAN TRANSPORTATION AUTHORITY

     The State Comptroller's Report on the Metropolitan Transit Authority ("MTA") issued in August 2007 ("August Report") notes that, despite a balanced budget in 2007, the MTA projects budget gaps of $877 million, $1.3 billion, $1.7 billion and nearly $2 billion in years 2008 through 2011, respectively. Using the projected regional inflation rate during the financial plan period (2 percent) as a benchmark, the major contributing factors to the budge gaps are debt service and health and welfare costs, which are together projected to grow four times faster than inflation. These costs alone account for nearly half of the 2011 budget gap. During the financial plan period, fare and toll revenue and dedicated tax revenue are projected to grow more slowly than inflation, at 0.9 percent and 1.2 percent, respectively. In its July 2007 Financial Plan (the "July Plan"), the MTA proposed a gap-closing program that calls for raising fares and tolls in 2008 and again in 2010 as part of its proposal to index fares to inflation and to implement adjustments every other year. The MTA, however, does not need to raise fares and tolls to balance the 2008 budget; in fact, it forecasts a $323 million cash balance for 2008, which is more than the proposed fare and toll increase would bring in. The MTA's plan to narrow the out-year budged faps also relies on the receipt of more than $600 million annually in new governmental aid beginning in 2010.

     The MTA proposes to raise fares and tolls by 6.5 percent early in 2008, and again by 5 percent on January 1, 2010. The MTA notes that average fares are slightly lower today than they were in 1996 as a result of discounts and bonus programs. Although fares have risen at a slower rte than inflation since 1995, base fares on the City's subways and buses have frown by 33 percent since 2002, and the average fare has grown by 23 percent--almost twice the inflation rate. Fares on the commuter railroads have grown by 27 percent, or twice the inflation rate. The proposed gap-closing program relies on a number of high-risk initiatives in addition to intergovernmental aid, including contributions from labor, legislative actions that could result in higher taxes and savings from still-unspecified actions. While the level of risk is manageable in the near term, gaps in future years could exceed $1 billion by 2010 if all of the anticipated resources do not materialize. Closing a budget gap of this magnitude in the absence of savings from internal efficiencies could require an additional fare and toll increase of 20 percent.

     The State Comptroller believes that to the extent fare and toll increases are necessary, they should be part of a comprehensive plan to finance the MTA's operating and capital budgets. The plan, moreover, must include commitments from the MTA's traditional financing partners and a larger contribution from the MTA through management improvements. In the August Report, the State Comptroller urged the MTA to put commuters first and to hold off raising fares and tolls until it obtains such commitments. Greater coordination between the MTA, New York State and New York City could moderate future fare and toll increases and encourage greater usage of mass transit, which has economic as well as environmental benefits.

     Under New York State law, subject to annual appropriation, the MTA receives operating assistance through dedicated taxes under the Dedicated Mass Transportation Trust Fund ("MTTF") and Metropolitan Mass Transportation Operating Assistance Fund ("MMTOA"). The MTTF receipts consist of a portion of the revenues derived from certain business privilege taxes imposed by the State on petroleum businesses, a portion of the motor fuel tax on gasoline and diesel fuel, and a portion of certain motor vehicle fees, including registration and non-registration fees. MMTOA receipts are comprised of 3/8 of 1% of the regional sales tax (increased on June 1, 2005 from 1/4 of 1%), a temporary regional franchise tax surcharge, a portion of taxes on certain transportation and transmission companies, and an additional portion of the business privilege tax imposed on petroleum businesses.

     During the past three years, spending has grown at an average annual rate of 6.8 percent, more than twice the regional inflation rate. The major factors behind the rapid growth in spending have been rising costs for debt service, health insurance and pension contributions. Payroll costs have grown at an average annual rate of 3.3 percent during this period, which is in line with the regional inflation rate. The July Plan assumes that spending will rise from $9.1 billion in 2006 to $10.1 billion in 2007--an increase of 10.9 percent--and then grow steadily to nearly $2.2 billion by 2011. This represents an average annual growth rate of 5 percent (more than twice as fast as the regional inflation rate). Moreover, the level is spending is much greater--by about $435 million annually--than the forecast made by the MTA two years ago. The July Plan further assumes that the next five-year capital program will cost $18.8 billion just to maintain the existing regional mass transit system, plus an additional $3.6 billion to continue key expansion projects.

     NEW YORK CITY

     As required by law, the City prepares a four -year annual financial plan (the "Financial Plan"), which is reviewed and revised on a quarterly basis and which includes the City's capital, revenue and expense projections and outlines proposed gap -closing programs for years with projected budget gaps. The City's current Financial Plan projects budget balance in the 2007 and 2008 fiscal years and budget gaps for each of the 2009 through 2011 fiscal years. A pattern of current year balance and projected subsequent year budget gaps has been consistent through the entire period since 1982, during which the City has achieved an excess of revenues over expenditures, before discretionary transfers, for each fiscal year.

     Implementation of the Financial Plan is dependent upon the City's ability to market its securities effectively. Implementation of the Financial Plan is also dependent on the ability to market the securities of other financing entities, including the New York City Municipal Water Finance Authority (the "Water Authority") and the New York City Transitional Finance Authority ("TFA"). In addition, the City may issue revenue and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City, Water Authority, TFA and other bonds and notes will be subject to prevailing market conditions. Future developments concerning the City and public discussion of such developments, as well as prevailing market conditions, may affect the market for outstanding City general obligation bonds and notes.

     For its normal operations, the City depends on aid from the State both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be delays or reductions in State aid to the City from amounts currently projected; that State budgets will be adopted by the April 1 statutory deadline, or interim appropriations will be enacted; or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures. In addition, the federal budget negotiation process could result in a reduction or a delay in the receipt of federal grants which could have adverse effects on the City's cash flow or revenue.

     On June 15, 2007, the City of New York adopted a budget for FY 2008 (which began on July 1, 2007) that is balanced in accordance with generally accepted accounting principles. Shortly thereafter, the Mayor submitted to the New York State Financial Control Board a revised Financial Plan for FY 2007 and a Financial Plan based on the adopted budget for FY 2008. Since the beginning of FY 2007, the City has realized $9.4 billion in unanticipated resources for fiscal years 2007 and 2008, even after addressing funding needs that were not contemplated at the start of the fiscal year. As it did in FY 2006, the City has used the FY 2007 windfall prudently. Thus, the windfall has helped to reduce projected budget gaps; lower taxes; address long-term liabilities, such as post-employment health benefits; make targeted investments; and lessen debt costs. As a result, the City has eliminated the $3.8 billion budget gap that had been projected for FY 2008, and has reduced the FY 2009 budget gap from $4.6 billion to $1.6 billion. The projected gaps for fiscal years 2010 and 2011, however, remain substantial and do not reflect the full potential cost of the next round of collective bargaining.

     The large windfalls of the past two years have been fueled by unexpected strength in Wall Street activities and the real estate market. In 2006 a total of 62,200 jobs were created, which was the sixth-best annual gain since the 1970s fiscal crisis. Wall Street profits surged in the last quarter of calendar year 2006 to reach $20.9 billion--just short of the record set in 2000--resulting in record year-end bonuses and the fastest job growth in the industry in 12 years. The residential real estate market has been more resilient than elsewhere in the nation, and the commercial market remains robust. Job growth remains strong, and although Wall Street profits were mixed during the second quarter of 2007, the industry is prosperous. The City realized a net budgetary benefit of $6.5 billion in FY 2007 alone. Of that amount, nearly $1.3 billion was used to retire outstanding debt due in fiscal years 2009 and 2010. This action will generate interest savings of $105 million and will provide debt relief in the years the City had been forecasting large budget gaps. The relief is short-term, however, as debt service will reach nearly $6.2 billion by FY 2011, which is 60 percent higher than the level in FY 2006. The City also contributed $1.5 billion to the Retiree Health Benefits Trust Fund-- $500 million more than anticipated at the beginning of FY 2007--in addition to a $1 billion contribution in FY 2006. Similarly, the City allocated an additional $100 million--for a total of $300 million in FY 2007--in operating budget resources to finance the capital program on a pay-as-you-go basis. The City used the remaining net surplus of $4.7 billion--the largest surplus on record--to prepay future expenses, thus narrowing projected budget gaps.

     Since June 2006, the outlook for FY 2008 has improved by a net of $2.9 billion. The City used these resources to close the remaining budget gap for FY 2008 and to fund a $1.6 billion tax reduction program, which will stimulate economic activity and improve the City's competitiveness with surrounding jurisdictions. (A few elements of the program still await State approval.) The City also made a number of targeted investments during the past year. It increased funding for education; set aside monies to fund PlaNYC 2030, a mayoral initiative to improve the environment and the City's infrastructure; and provided additional assistance to the Health and Hospitals Corporation so it can continue to obtain supplemental federal Medicaid funding. While this action could stabilize the Corporation's finances through FY 2009, the New York City Housing Authority and the Off-Track Betting Corporation continue to face serious financial challenges. The Financial Plan also reflects the commitments of the Mayor and the Governor to increase funding to the City's public schools by $5.5 billion over the next four years as part of the resolution of the Campaign for Fiscal Equity lawsuit. The additional funding is an important step toward providing New York City's children with the educational services they will need to effectively compete for well-paying jobs. The recently enacted State budget increases education aid to the City's public schools by an unprecedented $714 million in FY 2008, but reduces aid to other parts of the City's budget by a net of $344 million during fiscal years 2007 and 2008. Most of the adverse impact comes from the elimination of unrestricted revenue sharing payments for one year, although future payments can no longer be taken for granted.

     The Financial Plan forecasts a 1.8 percent decline in tax revenues in FY 2008, excluding the impact of the tax reduction program, based largely on the assumption that Wall Street profits will decline by 60 percent over the next two years, resulting in lower year-end bonuses and fewer jobs. Our review concludes that tax revenues are not likely to decline as sharply as is anticipated in the Financial Plan, but that the City's forecasts are appropriately conservative given the potential volatility of the financial markets and the City's heavy reliance on Wall Street. The City's fiscal condition has improved steadily over the past five years due to the strength of the local economy and the prudent stewardship of the Mayor and the City Council. The City has used the large tax revenue windfalls of the past two years to improve the City's financial position, reduce taxes, and to increase reserves to unprecedented levels. These actions should insulate the City from any short-term disruptions in the economy. Nonetheless, the relatively large budget gaps projected for fiscal years 2010 and 2011, and the projected rapid rise in debt service, remain areas of concern.

     Compared to the forecasts made in July 2006, the City has raised its forecast of City fund revenues by $10.6 billion for fiscal years 2007 and 2008, and by an average of nearly $3.9 billion annually in subsequent years. In the near term, most of these revenues are expected to come from higher nonproperty tax revenues (notably, taxes on business income and real estate transactions), while in subsequent years a greater share would come from higher real property tax collections. Business tax collections are now expected to exceed the City's July 2006 forecast by $2.7 billion in FY 2007, $1.5 billion in FY 2008, and $1.2 billion annually thereafter. The City's revised estimates reflect unexpected strength on Wall Street. Profits surged in the fourth quarter of calendar year 2006, with full-year profits reaching $20.9 billion--just short of the record $21 billion earned in 2000. In addition, the City benefited from a one-time $650 million increase in audit collections that resulted from the settlement of several outstanding audits of financial firms and the clarification of the tax treatment of investment capital. Taxes on real estate transactions, particularly commercial properties, continue to exceed expectations. Although residential sales have eased somewhat, prices on large commercial transactions are reaching new highs and generating much of the additional revenue. Collections are expected to exceed the City's initial projections by $1.5 billion in FY 2007, $1.1 billion in FY 2008, and more than $700 million annually in subsequent years. Personal income tax collections were $912 million higher than expected in FY 2007, reflecting strong wage growth--propelled by record year-end bonuses for Wall Street--coupled with job growth that was greater than originally reported. Thereafter, the City anticipates that additional resources will diminish, to $867 million in FY 2008 and an average of $440 million in each of fiscal years 2009 and 2010, as the City does not expect Wall Street bonuses to remain at record levels. Real property tax collections are now expected to exceed the City's initial forecasts by $452 million in FY 2008, $1 billion in FY 2009, and $1.5 billion in FY 2010, based on the growth in assessed values. These additional revenues will be returned to taxpayers through a reduction in real property tax rates. Nontax revenues are expected to be greater by $445 million in FY 2007 and $329 million in FY 2009, primarily from higher interest income and fees. As discussed below, the City has addressed net new needs of nearly $1.9 billion for fiscal years 2007 and 2008 that arose during FY 2007. The Financial Plan also incorporates net new needs of nearly $2.4 billion in FY 2009 and $3.2 billion in FY 2010. Collective bargaining costs were $314 million higher than planned in FY 2007 and will be more than $1.2 billion higher than planned in FY 2010, based on recently negotiated or anticipated agreements. The enacted State budget reduced general aid to the City by $314 million in FY 2007, largely from a one-year loss of payments under the Aid and Incentives for Municipalities (AIM) program, and by $30 million in subsequent years from an increase in the fee the State charges to administer the City's personal income tax. Although a tentative agreement was reached on reforming the Wick's Law, the measure was not approved before the end of the regular legislative session. (The Department of Education will benefit in FY 2008 from a $714 million increase in State education aid.)

     The City increased its Medicaid spending by a net of $239 million in FY 2007, $631 million in FY 2008, and $381 million annually thereafter, to enable the Health and Hospitals Corporation (HHC) to obtain supplemental federal Medicaid payments. These costs were partly offset through reductions in City subsidies to HHC for debt service and fringe benefits. The City increased education funding by $45 million in FY 2007 and by as much as $1.1 billion by FY 2011 to address new spending needs and to meet the Mayor's commitment to increase funding to education as part of the resolution of the Campaign for Fiscal Equity litigation. The City Council added $197 million for social services, housing, and education programs, and $36 million for community and nonprofit organizations in FY 2008. These additions will increase spending by a net of $43 million annually in subsequent years. The Financial Plan allocates $199 million in FY 2008 and larger amounts in subsequent years to fund the operating budget impact of the Mayor's PlaNYC 2030 initiative, which is designed to address the City's growing infrastructure needs and environmental concerns. The City drew down the general reserve in FY 2007 by $260 million, which still leaves $40 million, and recognized $400 million in savings from overestimating prior years' expenses. Debt service was lower by $179 million in FY 2007 and $310 million in FY 2008 because interest costs were lower than expected, there were fewer issuances, and there will be no need for short-term borrowing given the City's large cash reserves. These factors, with the exception of savings from short-term borrowing, will also benefit subsequent years. Pension contributions will be higher by $119 million in FY 2008 and by $451 million by FY 2010, primarily to fund reestimates with a net value of $265 million by FY 2010 and to establish an annual reserve of $200 million beginning in FY 2009 to fund the recommendations of an independent actuarial review.

     The City forecasts a budget surplus of nearly $4.7 billion for FY 2007. This surplus surpasses the FY 2006 record in absolute terms, and at 10.8 percent of City fund revenues is the second-highest in relative terms. The City plans to transfer the surplus from FY 2007 to future years to reduce projected budget gaps.

     The nation's gross domestic product grew by only 0.7 percent during the first quarter of 2007, which is the weakest performance in four years. Declines in residential investment have eased the overall rate of economic growth by an average of one percentage point in each of the last four quarters, and business investment slowed considerably during the past two quarters. Recent problems in the subprime mortgage market are affecting both lenders and borrowers. As a result, credit availability and standards have tightened, which may extend the national downturn in housing. However, consumer spending, which accounts for two thirds of the national economy, has remained robust as continued job and wage gains have more than offset the impact of diminishing home values. Inflation remains the primary concern of the Federal Reserve. Recently, long-term interest rates and mortgage rates have risen sharply, reflecting heightened uncertainty over the course of future Federal Reserve interest rate policies and continued inflationary expectations as a result of stronger international economic performance and higher gasoline prices. New York City's economy has demonstrated considerable resiliency, and the slowdown in the national economy has not yet had a significant impact on the City. Wall Street profits more than doubled in 2006 to a near-record of $20.9 billion, including gains of $7.6 billion in the fourth quarter--the best quarter since the first quarter of 2000 ($11.9 billion). As a result, Wall Street--the City's economic engine--had record year-end bonuses in 2006 and the fastest job growth in 12 years (5.6 percent).

     The City assumes that a slowdown in the local economy, due to a reduction in real estate transactions, slower job growth, and lower Wall Street profits, will cause tax revenues--excluding the impact of the tax reduction program--to decline by 1.8 percent in FY 2008. As the economy gradually recovers, the growth in total tax revenues will resume, with projected increases of 2.3 percent in FY 2009 and about 5.2 percent annually in fiscal years 2010 and 2011. The Financial Plan also includes a tax reduction program, valued at $1.3 billion10 in FY 2008 and increasing to $1.9 billion in FY 2011. The program's largest component--accounting for more than three quarters of its value in FY 2008--is a 7 percent reduction in the average Citywide real property tax rate. After factoring in the impact of the program, total tax collections are projected to decline by 5.2 percent in FY 2008, but then increase by 1.6 percent in FY 2009 and by an average of 5.1 percent annually in the following two years. As total taxes account for nearly 90 percent of City fund revenues, projected changes in total City fund revenues mirror those of total taxes. Excluding the impact of the tax reduction program, total City fund revenues are projected to decline by
1.4 percent in FY 2008, due to the slowdown in the local economy, but are expected to resume as the economy recovers. After full implementation of the tax reduction program (some items still require State approval), total City fund revenues are projected to decline by 4.5 percent in FY 2008 but then increase by
0.3 percent in FY 2009, 4.6 percent in FY 2010, and 4.8 percent in FY 2011.

     The City is a leading center for the banking and securities industry, life insurance, communications, publishing, fashion design and retail fields. From 1989 to 1992, the City lost approximately 9% of its employment base. From 1992 through 2000, the City experienced significant private sector job growth with the addition of approximately 452,700 new private sector jobs (an average annual growth rate of approximately 2.0%). Between 2001 and 2003 the City lost 174,300 private sector jobs. The City recovered 134,500 private sector jobs by the end of 2006. As of June 2007, total employment in the City was 3,734,400 compared to 3,687,400 in June 2006, an increase of approximately 1.3%.

     In 2005, the City's service producing sectors provided approximately 2.8 million jobs and accounted for approximately 79% of total employment. Figures on the sectoral distribution of employment in the City from 1980 to 2000 reflect a significant shift to the service producing sectors and a shrinking manufacturing base relative to the nation.

     The structural shift to the service producing sectors affects the total earnings as well as the average wage per employee because employee compensation in certain of those sectors, such as financial activities and professional and business services, tends to be considerably higher than in most other sectors. Moreover, average wage rates in these sectors are significantly higher in the City than in the nation. In the City in 2005, the employment share for the financial activities and professional and business services sectors was approximately 28% while the earnings share for that same sector was approximately 48%. In the nation, those same service producing sectors accounted for only approximately 19% of employment and 25% of earnings in 2005. Due to the earnings distribution in the City, sudden or large shocks in the financial markets may have a disproportionately adverse effect on the City relative to the nation.

     LITIGATION. The City faces litigation on a number of fronts, particularly including the following. The City has estimated that its potential future liability on account of outstanding claims as of June 30, 2006 amounted to approximately $5.0 billion:

     The City continues to seek limitation of its liability in the Staten Island ferry accident of October 15, 2003 to $14.4 million under an 1851 federal maritime law. As of November 2005, 99 cases totaling $3.4 million were settled. The City and its contractors face about $500 million in claims regarding debris removal work after the collapse of the World Trade Center on September 11, 2001. It is expected that any liability will be covered by the World Trade Center Captive Insurance Company, Inc., which was created with a $1 billion grant provided by the federal government.

     The City also faces a $214 million property damage claim by Con Edison and its insurers regarding the loss of an electrical substation when 7 World Trade Center collapsed, as well as an approximately $750 million claim for damages suffered at several different locations in the aftermath of September 11. The City filed a motion to dismiss this action, asserting that it was not responsible for the collapse. The motion was granted in January 2006. The action, however, is proceeding against other defendants, and the plaintiff intends to appeal the dismissal of its claim against the City when discovery is complete or at the conclusion of the case.

     In addition, the City faces an $800 million Article 78 proceeding and action from the United Federation of Teachers, the union that represents New York City public school teachers, alleging miscalculations resulting in underpayment of retirement benefits. The City has moved to dismiss the Article 78 proceeding and has submitted an answer in the action. By decision dated October 17, 2006, the Court denied the City's motion to dismiss the Article 78 proceeding on the grounds of statute of limitations and laches, but granted the City's motion to dismiss petitioner's contract claims. If plaintiffs were to prevail in this matter, it could result in substantial costs to the City.

                                   APPENDIX B

     The credit rating information which follows describes how the credit rating services mentioned presently rate the described securities or loans. No reliance is made upon the credit rating firms as "experts" as that term is defined for securities purposes. Rather, reliance on this information is on the basis that such ratings have become generally accepted in the investment business.

     In the case of "split-rated" securities or loans (i.e., securities or loans assigned non-equivalent credit quality ratings, such as Baa by Moody's but BB by S&P or Ba by Moody's and BB by S&P but B by Fitch), the Sub-Advisers will determine whether a particular security or loan is considered investment grade or below-investment grade for each of the Fund's portfolios as follows: (a) if all three credit rating agencies have rated a security or loan the median credit rating is used for this determination and (b) if only two credit rating agencies have rated a security, the lower (e.g., most conservative) credit rating is used.

RATING OF BONDS

     MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever earning any real investment standing.

     STANDARD AND POOR'S CORPORATION ("STANDARD & POOR'S")

     AAA - Bonds rated AAA are the highest grade obligations. Capacity to pay interest and repay principal is extremely strong.

     AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from AAA issues only in small degree.

     A - Bonds rated A have a very strong capacity to pay interest and repay principal although they are somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in the highest rated categories.

     BBB - Bonds rated BBB and regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category then in higher rated categories.

     BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC, and C is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

RATING OF COMMERCIAL PAPER

     MOODY'S

     Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

     -    Leading market positions in well-established industries.

     -    High rates of return on funds employed.

     - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

     - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     - Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

     STANDARD & POOR'S

     The relative strength or weakness of the following factors determines whether the issuer's commercial paper is rated A-1 or A-2.

     -    Liquidity ratios are adequate to meet cash requirements.

     Liquidity ratios are basically as follows, broken down by the type of issuer:

          Industrial Company: acid test ratio, cash flow as a percent of current liabilities, short-term debt as a percent of current liabilities, short-term debt as a percent of current assets.

          Utility: current liabilities as a percent of revenues, cash flow as a percent of current liabilities, short-term debt as a percent of capitalization.

          Finance Company: current ratio, current liabilities as a percent of net receivables, current liabilities as a percent of total liabilities.

     - The long-term senior debt rating is "A" or better; in some instances "BBB" credits may be allowed if other factors outweigh the "BBB".

     - The issuer has access to at least two additional channels of borrowing.

     - Basic earnings and cash flow have an upward trend with allowances made for unusual circumstances.

     - Typically, the issuer's industry is well established and the issuer has a strong position within its industry.

     -    The reliability and quality of management are unquestioned.

RATING OF TAX EXEMPT BONDS

     STANDARD & POOR'S RATINGS SERVICES. Its ratings for municipal debt have the following definitions:

     Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree.

     Debt rated "A" has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     Debt rated "BB", "B", "CCC" and "CC" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

     Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB" rating.

     Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used to debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

     The rating "CC" is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

     The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     The rating "CI" is reserved for income bonds on which no interest is being paid.

     Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

     "NR" indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

     BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, A, BBB, commonly known as "Investment Grade" ratings) are generally regarded as eligible for bank investment. In addition, the legal investment laws of various states impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries generally.

     MOODY'S INVESTORS SERVICE, INC.: Its ratings for municipal bonds include the following:

     Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Bonds which are rated "Aa" are judged to be of high qualify by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make long-term risk appear somewhat larger than in Aaa securities.

     Bonds which are rated "A" possess many favorable attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     Bonds which are rated "C" are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

RATING OF MUNICIPAL NOTES AND OTHER SHORT-TERM LOANS

     STANDARD & POOR'S RATINGS SERVICES. A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

     Note rating symbols are as follows:

     SP-1 - Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

     SP-2 - Satisfactory capacity to pay principal and interest.

     SP-3 - Speculative capacity to pay principal and interest.

     MOODY'S INVESTORS SERVICES. Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk may be less important over the short run. In the case of variable rate demand obligations, two ratings are assigned: one representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other representing an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of variable rate demand obligations is designated as VMIG. Moody's ratings for short-term loans have the following definitions:

     MIG-1/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

     MIG-2/VMIG-2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

     MIG-3/VMIG-3. This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     MIG-4/VMIG-4. This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

RATING OF TAX-EXEMPT DEMAND BONDS

     Standard & Poor's assigns "dual" ratings to all long-term debt issues that have as part of their provisions a demand or double feature.

     The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are used to denote the put option (for example, "AAA/A-1+"). For the newer "demand notes", Standard & Poor's note rating symbols, combined with the commercial paper symbols, are used (for example, "SP-1+/A-1+").

     INTERNATIONAL LONG-TERM CREDIT RATINGS

     FITCH, INC.

     The following ratings scale applies to foreign currency and local currency ratings.

INVESTMENT GRADE

     AAA

     Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     AA

     Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     A

     High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     BBB

     Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SPECULATIVE GRADE

     BB

     Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     B

     Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     CCC, CC, C

     High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

     DDD, DD, D

     Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50% - 90% and "D" the lowest recovery potential, i.e., below 50%.

     Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect of repaying all obligations.

INTERNATIONAL SHORT-TERM CREDIT RATINGS

     FITCH, INC.

     The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for US public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

     F1

     Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

     F2

     Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     F3

     Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

     B

     Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

     C

     High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

     D

     Default. Denotes actual or imminent payment default.

NOTES TO LONG-TERM AND SHORT-TERM RATINGS: "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" Long-term rating category, to categories below "CCC", or to Short-term ratings other than "F1".

"NR" indicates that Fitch Ratings does not rate the issuer or issue in question.

"Withdrawn": A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Overlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.